As filed with the Securities and Exchange Commission on April 12, 2017
1933 Act Registration No. 333-214111
1940 Act Registration No. 811-09763

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 1
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 398
Lincoln New York Account N for Variable Annuities
(Exact Name of Registrant)
Lincoln ChoicePlusSM Advisory
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(Name of Depositor)
100 Madison Street, Suite 1860
Syracuse, New York 13202
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (315) 428-8400
Robert O. Sheppard, Esquire
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, New York 13202
(Name and Address of Agent for Service)
Copy to:
Scott C. Durocher, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2017, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on _____________ pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Rate Sheet Prospectus Supplement dated May 1, 2017

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected Lincoln Market Select® Advantage.  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering.  This Rate Sheet must be retained with the current prospectus.

For new Contractowners, the current Rate Sheet will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement.  You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com.  This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications and/or rider election forms signed between April 15, 2017 and July 18, 2017. The Guaranteed Annual Income rates may be different than those listed below for applications signed after July 18, 2017.

The Guaranteed Annual Income amount is calculated when you elect the rider. Upon the first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.

Single Life GAI Rate		Joint Life GAI Rate
Age	GAI Rate	Age	GAI Rate
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-64	4.00%
65+	5.00%	65-74	4.50%
		75+	5.00%

The Guaranteed Income Benefit percentages may be different than those listed below for applications signed after July 18, 2017.

The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected.

1

i4LIFE® Advantage Select Guaranteed Income Benefit elections for Contractowners who transition from Lincoln Market Select® Advantage.

Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted above. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form and neither rates have decreased, you will receive the higher set of rates.  If any rates have decreased when we compare the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

2

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Rate Sheet Prospectus Supplement dated May 1, 2017

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected i4LIFE® Advantage Select Guaranteed Income Benefit.  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the i4LIFE® Advantage Select Guaranteed Income Benefit percentages that we are currently offering.  This Rate Sheet must be retained with the current prospectus.

For new Contractowners, the current Rate Sheet will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications and/or rider election forms signed between April 15, 2017 and July 18, 2017.  The Guaranteed Income Benefit percentages may be different than those listed below for applications signed after July 18, 2017.

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted above. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form and neither rates have decreased, you will receive the higher set of rates.  If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

*Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit.

Lincoln ChoicePlusSM Advisory
Individual Variable Annuity Contracts
Lincoln New York Account N for Variable Annuities
May 1, 2017
Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com
Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2348
Fort Wayne, IN 46801-2348
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company). This contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. Upon advance written notice, we reserve the right to limit, restrict, or suspend Purchase Payments made to the contract.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. At this time, no fixed accounts are available.
You should carefully consider whether or not this contract is the best product for you.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Equally-Weighted S&P 500 Fund1
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
AB VPS Small/Mid Cap Value Portfolio
ALPS Variable Investment Trust:
ALPS/Stadion Core ETF Portfolio*
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund
American Century VP Large Company Value Fund*
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Core Series
(formerly Delaware VIP® Smid Cap Growth Series)
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series

Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust Variable Insurance Trust:
First Trust/Dow Jones Dividend & Income Allocation Portfolio2
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Large Cap Growth Portfolio*
ClearBridge Variable Mid Cap Portfolio
QS Variable Conservative Growth*
Lincoln Variable Insurance Products Trust:
LVIP American Global Growth Fund
LVIP American Global Small Capitalization
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Scientific Allocation Fund*
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Clarion Global Real Estate Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund*
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund*
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund3
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund
LVIP Western Asset Core Bond Fund*
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Total Return Series
MFS® VIT Utilities Series
Putnam Variable Trust:
Putnam VT George Putnam Balanced Fund
* Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
1 Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
2 Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
3 The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under certain Living Benefit Riders in which the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under certain Living Benefit Riders, the Income Base will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under certain Living Benefit Riders, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement Period—Under certain Living Benefit Riders, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period may begin each time an Automatic Annual Step-up to the Contract Value occurs, depending on which Living Benefit Rider you have elected, and subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Fee-Based Financial Plan—A wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisers, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services.
Good Order—The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under certain Living Benefit Riders.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under certain Living Benefit Riders in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Income Base—Under certain Living Benefit Riders, a value used to calculate either the Guaranteed Annual Income amount or the minimum payouts under your contract at a later date. The amount of the Income Base may vary based on when you elect the rider, and is adjusted as set forth in this prospectus.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln New York (we, us, our, Company)—Lincoln Life & Annuity Company of New York.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the contract.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current Guaranteed Annual Income rates under Lincoln Market Select® Advantage, and the Guaranteed Income Benefit percentages under i4LIFE® Advantage Select Guaranteed Income Benefit.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under certain Living Benefit Riders, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
There are no sales charges, deferred sales charges, or surrender charges associated with this contract.

Transfer Charge[1]	$25
[1]	The transfer charge will not be imposed on the first twelve transfers during a Contract Year. We reserve the right to charge a $25 transfer fee for the thirteenth and each additional transfer during any Contract Year, excluding automatic dollar cost averaging and portfolio rebalancing transfers.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for a contract that has elected i4LIFE® Advantage and Highest Anniversary Death Benefit.
•	Table D reflects the expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
•	Table E reflects the expenses for i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
Annual Account Fee:[1]	$50

Separate Account Annual Expenses (as a percentage of daily assets in the Subaccounts):
Product Charge[2]
Guarantee of Principal Death Benefit:3
Age at Issue 1 – 80	0.30%
Age at Issue 81 – 85	0.50%
Contract Value Death Benefit	0.20%

Optional Death Benefit Charges:	Single/Joint Life
Highest Anniversary Death Benefit:[4]
Guaranteed Maximum Annual Charge	1.25%
Current Annual Charge	0.25%

Optional Living Benefit Rider Charges:	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):[5]
Guaranteed Maximum Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
Lincoln Market Select® Advantage:[6]

Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
4LATER® Select Advantage:[7]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon the surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or day of surrender).
[2]	The product charge includes an administrative charge of 0.10% The product charge rate is 0.20% on and after the Annuity Commencement Date.
[3]	The product charge is based on the oldest Contractowner’s or Annuitant’s age at the time the contract is issued.
[4]	As an annualized percentage of the highest anniversary value at the time of the charge. We will deduct this charge from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider effective date. See the Charges and Other Deductions section below for a discussion of how the charge is calculated. The Guarantee of Principal Death Benefit product charge also applies.
[5]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for more information.
[6]	As an annualized percentage of the Income Base as increased by subsequent Purchase Payments, 5% Enhancements and/or Automatic Annual Step-ups, and decreased by Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Deductions – Lincoln Market Select® Advantage Charge for more information.
[7]	As an annualized percentage of the Income Base, as increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and decreased by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – 4LATER® Select Advantage Charge for more information.

TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
Annual Account Fee:[1]	$50

i4LIFE® Advantage without a Guaranteed Income Benefit rider:[2]
Guarantee of Principal Death Benefit:[3]
Age at Issue 1 – 80	0.70%
Age at Issue 81 – 85	0.90%
Account Value Death Benefit	0.60%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[4]	Single Life	Joint Life
Guarantee of Principal Death Benefit:[3]
Guaranteed Maximum Charge:
Age at Issue 1 – 80	2.95%	3.15%
Age at Issue 81 – 85	3.15%	3.35%
Current Charge:
Age at Issue 1 – 80	1.65%	1.85%
Age at Issue 81 – 85	1.85%	2.05%
Account Value Death Benefit:
Guaranteed Maximum Charge	2.85%	3.05%
Current Charge	1.55%	1.75%
i4LIFE® Advantage Select Guaranteed Income Benefit:[5]
Guarantee of Principal Death Benefit:[3]
Guaranteed Maximum Charge;
Age at Issue 1 – 80	2.70%	2.70%
Age at Issue 81 – 85	2.90%	2.90%
Current Charge:

Age at Issue 1 – 80	1.35%	1.55%
Age at Issue 81 – 85	1.55%	1.75%
Account Value Death Benefit:
Guaranteed Maximum Charge	2.60%	2.60%
Current Charge	1.25%	1.45%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon the surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or day of surrender).
[2]	As a percentage of daily assets in the Subaccounts. This charge is assessed only on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions – i4LIFE® Advantage Charge for further information. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 0.60% during the Lifetime Income Period.
[3]	The product charge is based on the oldest Contractowner’s or Annuitant’s age at the time the contract is issued.
[4]	As a percentage of daily assets in the Subaccounts. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum annual charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 0.60%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.
[5]	As a percentage of daily assets in the Subaccounts. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.95% of Account Value for the single life option with a guaranteed maximum annual charge rate of 2.25%, and 1.15% of Account Value for the joint life option with a guaranteed maximum annual charge rate of 2.45%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 0.60%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.

TABLE C
Expenses for a Contract that has Elected i4LIFE® Advantage and Highest Anniversary Death Benefit
Annual Account Fee:[1]	$50

Highest Anniversary Death Benefit charge:[2]
Guaranteed Maximum Annual Charge	1.25%
Current Annual Charge	0.25%

i4LIFE® Advantage without a Guaranteed Income Benefit rider:[3]
Guarantee of Principal Death Benefit:[4]
Age at Issue 1 – 80	0.70%
Age at Issue 81 – 85	0.90%

i4LIFE® Advantage Select Guaranteed Income Benefit:[5]	Single Life	Joint Life
Guarantee of Principal Death Benefit:[4]
Guaranteed Maximum Charge:
Age at Issue 1 – 80	2.95%	3.15%
Age at Issue 81 – 85	3.15%	3.35%
Current Charge:
Age at Issue 1 – 80	1.65%	1.85%
Age at Issue 81 – 85	1.85%	2.05%
Account Value Death Benefit:
Guaranteed Maximum Charge	2,85%	3.05%
Current Charge	1.55%	1.75%
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[6]
Guarantee of Principal Death Benefit:[4]

Guaranteed Maximum Charge:
Age at Issue 1 – 80	2.70%	2.70%
Age at Issue 81 - 85	2.90%	2.90%
Current Charge:
Age at Issue 1 – 80	1.35%	1.55%
Age at Issue 81 – 85	1.55%	1.75%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon the surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or day of surrender).
[2]	We will deduct this charge from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider effective date. See the Charges and Other Deductions section below for a discussion of how the charge is calculated.
[3]	As a percentage of daily assets in the Subaccounts. This charge is assessed only on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 0.60% during the Lifetime Income Period. The Guarantee of Principal Death Benefit product charge also applies if the Highest Anniversary Death Benefit is in effect.
[4]	The product charge is based on the oldest Contractowner’s or Annuitant’s age at the time the contract is issued.
[5]	As a percentage of daily assets in the Subaccounts. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.95% of Account Value for the single life option with a guaranteed maximum annual charge rate of 2.25%, and 1.15% of Account Value for the joint life option with a guaranteed maximum annual charge rate of 2.45%. These charges and the i4LIFE® Advantage Guarantee of Principal Death Benefit charges comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 0.60%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.
[6]	As a percentage of daily assets in the Subaccounts. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges and the i4LIFE® Advantage Guarantee of Principal Death Benefit charges comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 0.60%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.

TABLE D
Expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Annual Account Fee:[1]	$50

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):	Single/Joint Life

Separate Account Annual Expenses (as a percentage of daily assets in the Subaccounts):
Product Charge[2]
Guarantee of Principal Death Benefit:[3]
Age at Issue 1 – 80	0.30%
Age at Issue 81 – 85	0.50%
Account Value Death Benefit	0.20%

Highest Anniversary Death Benefit
Guaranteed Maximum Annual Charge	1.25%
Current Annual Charge	0.25%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[4]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon the surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or day of surrender).

[2]	The product charge includes an administrative charge of 0.10% The product charge rate is 0.20% on and after the Annuity Commencement Date. The Guarantee of Principal Death Benefit product charge also applies if the Highest Anniversary Death Benefit is in effect.
[3]	The product charge is based on the oldest Contractowner’s or Annuitant’s age at the time the contract is issued.
[4]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.

TABLE E
Expenses for i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who Transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage
Annual Account Fee:[1]	$50

i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage:	Single/Joint Life

Separate Account Annual Expenses (as a percentage of daily assets in the Subaccounts):
Product Charge[2]
Guarantee of Principal Death Benefit:[3]
Age at Issue 1 – 80	0.30%
Age at Issue 81 – 85	0.50%
Account Value Death Benefit	0.20%

Highest Anniversary Death Benefit
Guaranteed Maximum Annual Charge	1.25%
Current Annual Charge	0.25%

i4LIFE® Advantage Select Guaranteed Income Benefit:[4,5]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon the surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or day of surrender).
[2]	The product charge includes an administrative charge of 0.10% The product charge rate is 0.20% on and after the Annuity Commencement Date. The Guarantee of Principal Death Benefit product charge also applies if the Highest Anniversary Death Benefit is in effect.
[3]	The product charge is based on the oldest Contractowner’s or Annuitant’s age at the time the contract is issued.
[4]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Market Select® Advantage) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Market Select® Advantage current charge rate. (The Lincoln Market Select® Advantage charge continues to be a factor in determining the i4LIFE® Advantage Select Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from a Prior Rider for more information.
[5]	As an annualized percentage of the greater of the Income Base (associated with 4LATER® Select Advantage) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER® Select Advantage current charge rate. (The 4LATER® Select Advantage charge continues to be a factor in determining the i4LIFE® Advantage Select Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2016. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.49%	2.25%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.49%	1.61%
*	Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2018.
The following table shows the expenses charged by each fund for the year ended December 31, 2016:
(as a percentage of each fund’s average net assets):
	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
AB VPS Global Thematic Growth Portfolio - Class B	0.75%		0.25%		0.31%		0.00%		1.31%	0.00%	1.31%
AB VPS Small/Mid Cap Value Portfolio - Class B	0.75%		0.25%		0.08%		0.00%		1.08%	0.00%	1.08%
ALPS/Stadion Core ETF Portfolio - Class III(1)	0.50%		0.25%		0.83%		0.18%		1.76%	-0.43%	1.33%
American Century VP Balanced Fund - Class II(57)	0.90%		0.25%		0.01%		0.00%		1.16%	-0.09%	1.07%
American Century VP Large Company Value Fund - Class II(57)	0.80%		0.25%		0.01%		0.00%		1.06%	-0.11%	0.95%
BlackRock Global Allocation V.I. Fund - Class III(2)	0.63%		0.25%		0.24%		0.00%		1.12%	-0.13%	0.99%
ClearBridge Variable Large Cap Growth Portfolio - Class II(3)	0.75%		0.25%		0.14%		0.00%		1.14%	-0.09%	1.05%
ClearBridge Variable Mid Cap Portfolio - Class II	0.75%		0.25%		0.12%		0.00%		1.12%	0.00%	1.12%
Delaware VIP® Diversified Income Series - Service Class(4)	0.58%		0.30%		0.09%		0.00%		0.97%	-0.05%	0.92%
Delaware VIP® Emerging Markets Series - Service Class(5)	1.25%		0.30%		0.15%		0.00%		1.70%	-0.09%	1.61%
Delaware VIP® Limited-Term Diversified Income Series - Service Class(6)	0.48%		0.30%		0.07%		0.00%		0.85%	-0.05%	0.80%
Delaware VIP® REIT Series - Service Class(6)	0.75%		0.30%		0.08%		0.00%		1.13%	-0.05%	1.08%
Delaware VIP® Small Cap Value Series - Service Class(6)	0.72%		0.30%		0.07%		0.00%		1.09%	-0.05%	1.04%
Delaware VIP® Smid Cap Core Series - Service Class(7)	0.74%		0.30%		0.08%		0.00%		1.12%	-0.05%	1.07%
Delaware VIP® U.S. Growth Series - Service Class(6)	0.65%		0.30%		0.09%		0.00%		1.04%	-0.05%	0.99%
Delaware VIP® Value Series - Service Class(6)	0.63%		0.30%		0.07%		0.00%		1.00%	-0.05%	0.95%
Deutsche Alternative Asset Allocation VIP Portfolio - Class B(8)	0.33%		0.25%		0.27%		1.08%		1.93%	-0.32%	1.61%
Fidelity® VIP Contrafund® Portfolio - Service Class 2	0.55%		0.25%		0.08%		0.00%		0.88%	0.00%	0.88%
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2(9)	0.25%		0.25%		0.00%		0.51%		1.01%	-0.15%	0.86%
Fidelity® VIP Growth Portfolio - Service Class 2	0.55%		0.25%		0.09%		0.00%		0.89%	0.00%	0.89%
Fidelity® VIP Mid Cap Portfolio - Service Class 2	0.55%		0.25%		0.08%		0.00%		0.88%	0.00%	0.88%
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I(10)	0.60%		0.25%		0.44%		0.00%		1.29%	-0.09%	1.20%
Franklin Income VIP Fund - Class 4(11)	0.45%		0.35%		0.02%		0.02%		0.84%	-0.03%	0.81%
Franklin Mutual Shares VIP Fund - Class 4	0.69%		0.35%		0.03%		0.00%		1.07%	0.00%	1.07%
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	0.12%		0.25%		0.27%		0.00%		0.64%	0.00%	0.64%
Invesco V.I. International Growth Fund - Series II Shares(12)	0.71%		0.25%		0.21%		0.01%		1.18%	-0.01%	1.17%
JPMorgan Insurance Trust Core Bond Portfolio - Class 2(13)	0.40%		0.25%		0.24%		0.01%		0.90%	-0.05%	0.85%
LVIP American Global Growth Fund - Service Class II(14)	0.53%		0.55%		0.13%		0.00%		1.21%	0.00%	1.21%
LVIP American Global Small Capitalization - Service Class II(15)	0.70%		0.55%		0.19%		0.00%		1.44%	-0.05%	1.39%
LVIP American Growth Fund - Service Class II(16)	0.33%		0.55%		0.11%		0.00%		0.99%	0.00%	0.99%
LVIP American Growth-Income Fund - Service Class II(14)	0.27%		0.55%		0.09%		0.00%		0.91%	0.00%	0.91%

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
LVIP American International Fund - Service Class II(17)	0.50%		0.55%		0.13%		0.00%		1.18%	0.00%	1.18%
LVIP Baron Growth Opportunities Fund - Service Class(18)	1.00%		0.25%		0.08%		0.00%		1.33%	-0.12%	1.21%
LVIP BlackRock Global Allocation V.I. Managed Risk Fund - Service Class(19)	0.75%		0.35%		0.06%		0.72%		1.88%	-0.67%	1.21%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class(20)	0.25%		0.35%		0.18%		0.13%		0.91%	-0.06%	0.85%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(21)	0.42%		0.25%		0.08%		0.01%		0.76%	0.00%	0.76%
LVIP BlackRock Scientific Allocation Fund - Service Class(22)	0.75%		0.25%		0.26%		0.00%		1.26%	-0.28%	0.98%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class(23)	0.25%		0.35%		0.16%		0.11%		0.87%	-0.04%	0.83%
LVIP Clarion Global Real Estate Fund - Service Class(24)	0.69%		0.25%		0.09%		0.00%		1.03%	0.00%	1.03%
LVIP Delaware Bond Fund - Service Class(24)	0.31%		0.35%		0.07%		0.00%		0.73%	0.00%	0.73%
LVIP Delaware Diversified Floating Rate Fund - Service Class(25)	0.58%		0.25%		0.08%		0.00%		0.91%	-0.03%	0.88%
LVIP Delaware Social Awareness Fund - Service Class(24)	0.38%		0.35%		0.09%		0.00%		0.82%	0.00%	0.82%
LVIP Delaware Special Opportunities Fund - Service Class(24)	0.39%		0.35%		0.08%		0.00%		0.82%	0.00%	0.82%
LVIP Delaware Wealth Builder Fund - Service Class(26)	0.75%		0.25%		0.19%		0.00%		1.19%	-0.23%	0.96%
LVIP Dimensional International Core Equity Fund - Service Class(27)	0.75%		0.25%		0.38%		0.00%		1.38%	-0.45%	0.93%
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class(24)	0.35%		0.35%		0.08%		0.00%		0.78%	0.00%	0.78%
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class(28)	0.72%		0.25%		0.09%		0.00%		1.06%	-0.29%	0.77%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(29)	0.25%		0.25%		0.06%		0.14%		0.70%	-0.05%	0.65%
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class(30)	0.75%		0.25%		0.74%		0.51%		2.25%	-1.07%	1.18%
LVIP Global Conservative Allocation Managed Risk Fund - Service Class(31)	0.25%		0.25%		0.05%		0.43%		0.98%	0.00%	0.98%
LVIP Global Growth Allocation Managed Risk Fund - Service Class(21)	0.25%		0.25%		0.05%		0.42%		0.97%	0.00%	0.97%
LVIP Global Income Fund - Service Class(32)	0.65%		0.25%		0.10%		0.01%		1.01%	-0.07%	0.94%
LVIP Global Moderate Allocation Managed Risk Fund - Service Class(21)	0.25%		0.25%		0.05%		0.44%		0.99%	0.00%	0.99%
LVIP Goldman Sachs Income Builder Fund - Service Class(33)	0.65%		0.25%		0.72%		0.01%		1.63%	-0.62%	1.01%
LVIP Government Money Market Fund - Service Class(24)	0.38%		0.25%		0.09%		0.00%		0.72%	0.00%	0.72%
LVIP JPMorgan High Yield Fund - Service Class(34)	0.63%		0.25%		0.08%		0.00%		0.96%	-0.03%	0.93%
LVIP JPMorgan Retirement Income Fund - Service Class(35)	0.75%		0.25%		0.16%		0.27%		1.43%	-0.46%	0.97%
LVIP MFS International Growth Fund - Service Class(36)	0.82%		0.25%		0.09%		0.00%		1.16%	-0.10%	1.06%
LVIP MFS Value Fund - Service Class(24)	0.61%		0.25%		0.08%		0.00%		0.94%	0.00%	0.94%
LVIP Mondrian International Value Fund - Service Class(24)	0.68%		0.25%		0.08%		0.00%		1.01%	0.00%	1.01%
LVIP PIMCO Low Duration Bond Fund - Service Class(37)	0.50%		0.25%		0.16%		0.00%		0.91%	-0.03%	0.88%
LVIP SSGA Bond Index Fund - Service Class(38)	0.40%		0.25%		0.07%		0.00%		0.72%	-0.12%	0.60%
LVIP SSGA Conservative Index Allocation Fund - Service Class(39)	0.25%		0.25%		0.11%		0.29%		0.90%	-0.16%	0.74%
LVIP SSGA Conservative Structured Allocation Fund - Service Class(40)	0.25%		0.25%		0.08%		0.31%		0.89%	-0.10%	0.79%
LVIP SSGA Developed International 150 Fund - Service Class(41)	0.33%		0.25%		0.09%		0.00%		0.67%	-0.01%	0.66%
LVIP SSGA Emerging Markets 100 Fund - Service Class(42)	0.34%		0.25%		0.14%		0.00%		0.73%	-0.01%	0.72%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class(43)	0.40%		0.25%		0.06%		0.27%		0.98%	-0.10%	0.88%
LVIP SSGA International Index Fund - Service Class(44)	0.40%		0.25%		0.12%		0.00%		0.77%	-0.11%	0.66%
LVIP SSGA Large Cap 100 Fund - Service Class(45)	0.31%		0.25%		0.07%		0.00%		0.63%	-0.01%	0.62%
LVIP SSGA Mid-Cap Index Fund - Service Class(24)	0.27%		0.25%		0.09%		0.00%		0.61%	0.00%	0.61%
LVIP SSGA Moderate Index Allocation Fund - Service Class(46)	0.25%		0.25%		0.07%		0.29%		0.86%	-0.10%	0.76%
LVIP SSGA Moderate Structured Allocation Fund - Service Class(47)	0.25%		0.25%		0.06%		0.32%		0.88%	-0.10%	0.78%

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class(47)	0.25%		0.25%		0.07%		0.29%		0.86%	-0.10%	0.76%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class(48)	0.25%		0.25%		0.06%		0.33%		0.89%	-0.10%	0.79%
LVIP SSGA S&P 500 Index Fund - Service Class(24)	0.17%		0.25%		0.07%		0.00%		0.49%	0.00%	0.49%
LVIP SSGA Small-Cap Index Fund - Service Class(24)	0.32%		0.25%		0.08%		0.00%		0.65%	0.00%	0.65%
LVIP SSGA Small-Mid Cap 200 Fund - Service Class(49)	0.34%		0.25%		0.10%		0.00%		0.69%	-0.01%	0.68%
LVIP T. Rowe Price Growth Stock Fund - Service Class(24)	0.65%		0.25%		0.07%		0.00%		0.97%	0.00%	0.97%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class(24)	0.70%		0.25%		0.08%		0.00%		1.03%	0.00%	1.03%
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class(50)	0.70%		0.25%		0.06%		0.52%		1.53%	-0.45%	1.08%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(51)	0.25%		0.25%		0.07%		0.08%		0.65%	-0.05%	0.60%
LVIP Vanguard International Equity ETF Fund - Service Class(52)	0.25%		0.25%		0.09%		0.13%		0.72%	-0.05%	0.67%
LVIP Wellington Capital Growth Fund - Service Class(24)	0.69%		0.25%		0.09%		0.00%		1.03%	0.00%	1.03%
LVIP Wellington Mid-Cap Value Fund - Service Class(53)	0.86%		0.25%		0.11%		0.00%		1.22%	-0.07%	1.15%
LVIP Western Asset Core Bond Fund - Service Class(54)	0.45%		0.25%		0.08%		0.02%		0.80%	0.00%	0.80%
MFS® VIT Growth Series - Service Class	0.72%		0.25%		0.04%		0.00%		1.01%	0.00%	1.01%
MFS® VIT Total Return Series - Service Class(55)	0.67%		0.25%		0.04%		0.00%		0.96%	-0.08%	0.88%
MFS® VIT Utilities Series - Service Class	0.73%		0.25%		0.05%		0.00%		1.03%	0.00%	1.03%
Putnam VT George Putnam Balanced Fund - Class IB	0.53%		0.25%		0.21%		0.00%		0.99%	0.00%	0.99%
QS Variable Conservative Growth - Class II(56)	0.00%		0.25%		0.13%		0.69%		1.07%	0.00%	1.07%
(1)	The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs and other investment companies. ALPS Advisors, Inc. (the “Adviser”) and Stadion Money Management, LLC (the “Sub-Adviser”) have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.65% of the Portfolio’s Class I or Class III shares average daily net assets through April 29, 2018. The Adviser and Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses each has borne through the agreement described above to the extent that the Portfolio’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Portfolio will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fee and expense was waived or reimbursed. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.
(2)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% (for Class III Shares) of average daily net assets through April 30, 2018. BlackRock Advisors, LLC has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% (for Class III Shares) of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(3)	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed this amount. This arrangement cannot be terminated prior to December 31, 2018 without Board of Trustees' consent.
(4)	Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from May 1, 2017 through May 1, 2018. These waivers and reimbursements may be terminated only by agreement of the Distributor and the Series.
(5)	The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding, in an aggregate amount, 1.36% of the Series’ average daily net assets from May 1, 2017 through May 1, 2018. These fee waivers and expense reimbursements apply only to expenses paid directly by the Series. The waivers and reimbursements may only be terminated by agreement of the Manager and the Series. Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from May 1, 2017 through May 1, 2018. These waivers and reimbursements may be terminated only by agreement of the Distributor and the Series.
(6)	Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from May 1, 2017 through May 1, 2018. These waivers and reimbursements may be terminated only by agreement of the Distributor and the Series.
(7)	Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from May 1, 2017 through May 1, 2018 or, if longer, until the Series is offered under new participation agreements or under new contracts with existing companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract). These waivers and reimbursements may be terminated only by agreement of the Distributor and the Series.
(8)	Through April 30, 2018, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.53% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.08%). The agreement may be terminated with the consent of the fund's Board.
(9)	FMRC has contractually agreed to waive 0.05% of the fund's management fee. This arrangement will remain in effect through April 30, 2018. In addition, FMR has contractually agreed to reimburse 0.10% of class-level expenses for Service Class 2. This arrangement will remain in effect for at least one year from the effective date of the prospectus, and will remain in effect thereafter as long as Service Class 2 continue to be sold to unaffiliated insurance companies.
(10)	The Fund's Investment advisor has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.20% and 0.95%, respectively, of the Fund's average daily assets per year at least until May 1, 2018. Expenses borne by the Fund's investment advisor are subject to reimbursement by the Fund up to three years from the date of the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Class I share or Class II share expenses (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceeding 1.20% and 0.95%, respectively, of the Fund's average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after May 1, 2018 upon 60 days' written notice.
(11)	The investment manager has contractually agreed in advance to reduce its fees as a result of the fund's investment in a Franklin Templeton money market fund (the “acquired fund”) for the next twelve month period.
(12)	Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
(13)	The Portfolio’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 2 Shares (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.85% of the average daily net assets. The Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio’s investment in such money market funds. These waivers are in effect through 4/30/2018, at which time the adviser and/or its affiliates will determine whether to renew or revise them.
(14)	Other expenses were restated to reflect the current fee structure of the fund. The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.
(15)	Other expenses were restated to reflect the current fee structure of the fund. The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Other Expenses of the Fund exceed 0.10% of the average daily net assets of the Service Class II of the Fund. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
(16)	The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund. Other expenses were restated to reflect the current fee structure of the fund.
(17)	The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund. Other expenses were restated to reflect the current fee structure of the fund.
(18)	Other expenses were restated to reflect the current fee structure of the fund. The Fee Waiver was restated to reflect the current fee waiver of the Fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.06% on the first $250 million of the Fund's average daily net assets; 0.11% on the next $250 million of the Fund's average daily net assets; 0.16% on the next $200 million of the Fund's average daily net assets; 0.17% on the next $50 million of the Fund's average daily net assets; and 0.22% in excess of $750 million of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.96% of the Fund’s average daily net assets for the Standard Class (and 1.21% for the Service Class). Both agreements will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(19)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.67% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Other expenses were restated to reflect the current fee structure of the fund. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(20)	Other expenses were restated to reflect the current fee structure of the fund. Annualized. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.37% of the Fund’s average daily net assets for the Standard Class (and 0.72% for the Service Class). The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Expense Reimbursement was restated to reflect the current expense reimbursement of the Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(21)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Other expenses were restated to reflect the current fee structure of the fund.
(22)	Other expenses were restated to reflect the current fee structure of the fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.73% of the Fund’s average daily net assets for the Standard Class (and 0.98% for the Service Class). Both agreements will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
(23)	Other expenses were restated to reflect the current fee structure of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Annualized. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.37% of the Fund’s average daily net assets for the Standard Class (and 0.72% for the Service Class). The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Expense Reimbursement was restated to reflect the current expense reimbursement of the Fund.
(24)	Other expenses were restated to reflect the current fee structure of the fund.
(25)	Other expenses were restated to reflect the current fee structure of the fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $2 billion of the Fund’s average daily net assets; and 0.05% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(26)	Other expenses were restated to reflect the current fee structure of the fund. The Fee Waiver and Expense Reimbursement were restated to reflect the current fee waiver and expense limitation of the fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.71% of the Fund’s average daily net assets for the Standard Class (and 0.96% for the Service Class). Both agreements will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(27)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.17% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.68% of the Funds average daily net assets for the Standard Class (and 0.93% for Service Class). Both agreements will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. Other expenses were restated to reflect the current fee structure of the fund. The Fee Waiver and Expense Reimbursement were restated to reflect the current fee waiver and expense limitation of the fund.
(28)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.29% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. Other expenses were restated to reflect the current fee structure of the fund.
(29)	Other expenses were restated to reflect the current fee structure of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(30)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.43% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.42% of the Fund’s average daily net assets for the Standard Class (and 0.67% for the Service Class). Both agreements will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Other expenses were restated to reflect the current fee structure of the fund. AFFE is based on estimated amounts for the current fiscal year. The Fee Waiver and Expense Reimbursement were restated to reflect the current fee waiver and expense limitation of the fund.
(31)	Other expenses were restated to reflect the current fee structure of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(32)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other expenses were restated to reflect the current fee structure of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(33)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.75% of the Fund’s average daily net assets for the Standard Class (and 1.00% for the Service Class). The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other expenses were restated to reflect the current fee structure of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. The Expense Reimbursement was restated to reflect the current expense reimbursement of the Fund.
(34)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets in excess of $250 million. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other expenses were restated to reflect the current fee structure of the fund.
(35)	Other expenses were restated to reflect the current fee structure of the fund. AFFE is based on estimated amounts for the current fiscal year. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.38% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund’s average daily net assets for the Standard Class (and 0.70% for the

Service Class). Both agreements will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Fee Waiver and Expense Reimbursement were restated to reflect the current fee waiver and expense limitation of the fund.
(36)	Other expenses were restated to reflect the current fee structure of the fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.11% on the first $400 million of the Fund’s average daily net assets; and 0.10% of the Fund’s average daily net assets in excess of $400 million. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(37)	Other expenses were restated to reflect the current fee structure of the fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets in excess of $500 million. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE and Interest Expense) exceed 0.54% of the Fund’s average daily net assets for the Standard Class (and 0.79% for the Service Class). Both agreements will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(38)	Other expenses were restated to reflect the current fee structure of the fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.08% of the first $500 million of the Fund's average daily net assets; 0.122% on the next $1.5 billion of the Fund's average daily net assets and 0.152% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(39)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.20% of the Fund’s average daily net assets for the Standard Class (and 0.45% for the Service Class). Both agreements will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Expense Reimbursement was restated to reflect the current expense limitation of the fund. Other expenses were restated to reflect the current fee structure of the fund.
(40)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other expenses were restated to reflect the current fee structure of the fund.
(41)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $50 million of the Fund's average daily net assets and 0.01% on next $450 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other expenses were restated to reflect the current fee structure of the fund.
(42)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.065% of the first $50 million of the Fund's average daily net assets and 0.025% on next $50 million of the Fund’s average daily net assets and 0.005% on next $400 million of the Fund’s average daily net assets The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other expenses were restated to reflect the current fee structure of the fund.
(43)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Other expenses were restated to reflect the current fee structure of the fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(44)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.052% on the first $1 billion of the Fund’s average daily net assets; and 0.10% of the Fund’s average daily net assets in excess of $1 billion. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.41% of the Fund’s average daily net assets for the Standard Class (and 0.66% for the Service Class). Both agreements will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other expenses were restated to reflect the current fee structure of the fund.
(45)	Other expenses were restated to reflect the current fee structure of the fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.08% of the first $50 million of the Fund's average daily net assets and 0.015% on next $450 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(46)	Other expenses were restated to reflect the current fee structure of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(47)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other expenses were restated to reflect the current fee structure of the fund.
(48)	Other expenses were restated to reflect the current fee structure of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(49)	Other expenses were restated to reflect the current fee structure of the fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.065% of the first $50 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(50)	Other expenses were restated to reflect the current fee structure of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.45% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
(51)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other expenses were restated to reflect the current fee structure of the fund.
(52)	Other expenses were restated to reflect the current fee structure of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(53)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.09% of the first $100 million of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.90% of the Fund’s average daily net assets for the Standard Class (and 1.15% for the Service Class). Both agreements will continue at least through April 30, 2018 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Other expenses were restated to reflect the current fee structure of the fund. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(54)	Other expenses were restated to reflect the current fee structure of the fund. Annualized. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(55)	MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.88% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2018.
(56)	Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights in the fund's Prospectus and in the fund's shareholder report because the ratios in the financial highlights reflect the fund's operating expenses and do not include acquired fund fees and expenses.
(57)	On August 1, 2016, the advisor agreed to waive percentage points indicated of the funds' management fees, and prospectuses were supplemented. At that time, the advisor expected these waivers to continue until July 31, 2017. In January 2017, the advisor agreed to extend the waivers until April 30, 2018 and cannot terminate them prior to such date without the approval of the Board of Directors. The May 1, 2017 prospectuses will reference the new date.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”) which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that i4LIFE® Advantage with the Highest Anniversary Death Benefit and i4LIFE® Advantage Select Guaranteed Income Benefit at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$671	$1,984	$3,260	$6,285
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$671	$1,984	$3,260	$6,285
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the Highest Anniversary

Death Benefit and Lincoln Market Select® Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$634	$1,929	$3,258	$6,746
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$634	$1,929	$3,258	$6,746
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract.
Who can purchase this contract? This contract is issued as part of a Fee-Based Financial Plan. A Fee-Based Financial Plan generally refers to a wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisors, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. You may be able to pay this fee by taking partial withdrawals from your Contract Value. See Additional Services for more information.
What is the Variable Annuity Account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you and your financial professional in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a product charge to the daily net asset value of the VAA for the Account Value and Guarantee of Principal Death Benefits. The product charge consists of a mortality and expense risk charge and an administrative charge. The charges for any riders applicable to your contract, including the Highest Anniversary Death Benefit, will also be deducted from your Contract Value (or Account Value if i4LIFE® Advantage is elected). The Guarantee of Principal Death Benefit product charge also applies when you select the Highest Anniversary Death Benefit. See Charges and Other Deductions.
We reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging and portfolio rebalancing transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.

See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds’ investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit) after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
If you elect the Highest Anniversary Death Benefit, and you have not already exceeded the Purchase Payment limit under your Living Benefit Rider, cumulative additional Purchase Payments after the first rider date anniversary and after the 70th birthday of the oldest Contractowner or Annuitant may not exceed $100,000 each rider year without Servicing Office approval.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What are the Death Benefit options available under my Contract? The Guarantee of Principal Death Benefit is the default Death Benefit available with the base contract. The Guarantee of Principal Death Benefit provides a Death Benefit equal to the greater of your current Contract Value or the sum of all Purchase Payments, as adjusted for withdrawals. You may also elect the Highest Anniversary Death Benefit, for an additional charge, that provides a Death Benefit equal to the greater of 1) the current Contract Value, 2) the sum of all Purchase Payments, as adjusted for withdrawals, or 3) the highest Contract Value on any contract anniversary, as adjusted for withdrawals. The Guarantee of Principal Death Benefit or the Highest Anniversary Death Benefit will automatically terminate and only the Contract Value will be paid upon the death of a Contractowner or Annuitant who was not the original Contractowner or Annuitant (except if the change occurred because of a death of a prior Contractowner or Annuitant). The Contract Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the death claim is approved by us for payment. It is not available for election at the time your contract is issued. If all the Contractowners and Annuitants under the contract are changed then the product charge and Death Benefit will change to the Contract Value Death Benefit. See The Contracts – Death Benefits for a complete description of these Death Benefit options.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract.

What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Market Select® Advantage) or a minimum Annuity Payout (4LATER® Select Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either the Servicing Office or your financial professional prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability. We reserve the right to discontinue offering any of the Living Benefit Riders at any time. This means that there is a chance that you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit Rider). In addition, we may make different versions of the Living Benefit Riders available.
What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is an optional rider that you may purchase which provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, subject to certain conditions. See the Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section of this prospectus for more information. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. To continue these payments for life, you must elect i4LIFE® Advantage or an Annuity Payout option under this contract. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in the preceding Benefit Year), and Automatic Annual Step-ups to the Income Base and is decreased by Excess Withdrawals in accordance with provisions described in this prospectus. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for election only at the time the contract is purchased. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See Charges and Other Deductions – Rider Charges, The Contracts – Investment Requirements and Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
What is Lincoln Market Select® Advantage? Lincoln Market Select® Advantage is an optional rider that you may purchase that provides annual guaranteed periodic withdrawals up to a guaranteed amount based on a percentage of an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year), an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, subject to certain conditions. See the Living Benefit Riders – Lincoln Market Select® Advantage section of this prospectus for more information. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. To continue these payments for life, you must elect i4LIFE® Advantage or an Annuity Payout option under this contract. The Income Base is not available as a separate benefit upon death or surrender, and is increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and is decreased by Excess Withdrawals. Lincoln Market Select® Advantage is available for election only at the time the contract is purchased. You cannot simultaneously elect Lincoln Market Select® Advantage with any other Living Benefit Rider. There is an additional charge for this rider and you will be subject to Investment Requirements. See Charges and Other Deductions – Rider Charges, The Contracts – Investment Requirements, and Living Benefit Riders – Lincoln Market Select® Advantage.
What is 4LATER® Select Advantage? 4LATER® Select Advantage is an optional rider that you may purchase that provides an Income Base which may be used to establish the amount of the Guaranteed Income Benefit upon election of i4LIFE® Advantage. If you elect 4LATER® Select Advantage, you must later elect i4LIFE® Advantage Select Guaranteed Income Benefit to receive a benefit from 4LATER® Select Advantage. 4LATER® Select Advantage is available for election only at the time the contract is purchased. You cannot simultaneously elect 4LATER® Select Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See Charges and Other Deductions – Rider Charges, The Contracts – Investment Requirements, and Living Benefit Riders – 4LATER® Select Advantage.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals. For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. The charge is imposed only during the i4LIFE® Advantage payout phase, and is based on the i4LIFE® Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.
What is i4LIFE® Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. The Guaranteed Income Benefit may be purchased when you elect i4LIFE® Advantage or any time during the Access Period, subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE® Advantage Guaranteed Income Benefit. If you previously elected a Living Benefit Rider, your Income Base under that rider may be used to establish the amount of the initial Guaranteed Income Benefit at the time you transition to i4LIFE®

Advantage. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements, and Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage and 4LATER® Select Advantage.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals, Charges and Other Deductions and Federal Tax Matters.
Can I cancel this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Where may I find more information about Accumulation Unit values? Since no sales of this product occurred before the date of this prospectus, financial information for the Subaccounts is not included in this prospectus or in the SAI.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The annual performance of the Subaccounts is based on past performance and does not indicate or represent future performance.
Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should contact the Home Office or consult with your financial professional to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting

us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. Equally-Weighted S&P 500 Fund (Series II Shares): To seek to achieve a high level of total return on its assets through a combination of capital appreciation and current income.(2)
•	Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.
ALPS Variable Investment Trust, advised by ALPS Advisors, Inc.
•	ALPS/Stadion Core ETF Portfolio (Class III): Capital appreciation; a fund of funds. This fund will be available on or about May 22, 2017. Consult your registered representative.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class II): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
•	American Century VP Large Company Value Fund (Class II): Long-term capital growth. Income is a secondary objective.
This fund will be available on or about May 22, 2017. Consult your registered representative.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Delaware VIP® Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Delaware VIP® Emerging Markets Series (Service Class): Long-term capital appreciation.
•	Delaware VIP® Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
•	Delaware VIP® REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Delaware VIP® Small Cap Value Series (Service Class): Capital appreciation.
•	Delaware VIP® Smid Cap Core Series (Service Class): Long-term capital appreciation. (formerly Delaware VIP® Smid Cap Growth Series)
•	Delaware VIP® U.S. Growth Series (Service Class): Long-term capital appreciation.
•	Delaware VIP® Value Series (Service Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Fidelity® VIP Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Fidelity® VIP FundsManager® 50% Portfolio (Service Class 2): High total return; a fund of funds.
•	Fidelity® VIP Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Fidelity® VIP Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
First Trust Variable Insurance Trust, advised by First Trust Advisors, L.P.
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio (Class I): To provide total return by allocating among dividend-paying stocks and investment grade bonds.

Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 4): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 4): Capital appreciation; income is a secondary consideration.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 2): To maximize total return by investing primarily in a diversified portfolio of intermediate and long-term debt securities.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Large Cap Growth Portfolio (Class II): Long-term growth of capital. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	ClearBridge Variable Mid Cap Portfolio (Class II): Long-term growth of capital.
•	QS Variable Conservative Growth (Class II): Balance of growth of capital and income. This fund will be available on or about May 22, 2017. Consult your registered representative.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Global Growth Fund (Service Class II): Long-term growth of capital; a master-feeder fund.
•	LVIP American Global Small Capitalization Fund (Service Class II): Long-term growth of capital; a master-feeder fund.
•	LVIP American Growth Fund (Service Class II): Growth of capital; a master-feeder fund.
•	LVIP American Growth-Income Fund (Service Class II): Long-term growth of capital and income; a master-feeder fund.
•	LVIP American International Fund (Service Class II): Long-term growth of capital; a master-feeder fund.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Scientific Allocation Fund (Service Class): Total return. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP Delaware Bond Fund (Service Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Social Awareness Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Service Class)(1): To provide a responsible level of income and the potential for capital appreciation.
This fund will be available on or about May 22, 2017. Consult your registered representative.
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Service Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Goldman Sachs Income Builder Fund (Service Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Service Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Retirement Income Fund (Service Class): Current income and some capital appreciation. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation; a fund of funds.
•	LVIP SSGA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Mid-Cap Index Fund (Service Class): The investment seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Service Class): Long-term capital appreciation.
•	LVIP Western Asset Core Bond Fund (Service Class): Maximize total return. This fund will be available on or about May 22, 2017. Consult your registered representative.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Total Return Series (Service Class): Total return.
•	MFS® VIT Utilities Series (Service Class): Total return.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT George Putnam Balanced Fund (Class IB): Balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income.
1	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:

•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from product charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
Contract Value Death Benefit. For the base contract, we apply to the daily asset value of the Subaccounts a product charge which is equal to an annual rate of 0.20%*.
Guarantee of Principal Death Benefit. For the base contract, we apply to the daily asset value of the Subaccounts a product charge based on the oldest Contractowner’s or Annuitant’s age at the time the contract is issued, according to the following table:
Age at Issue 1 – 80	0.30%*
Age at Issue 81 – 85	0.50%*
*0.10% of the product charge is attributable to an administrative charge.
The Guarantee of Principal Death Benefit is the default Death Benefit under this contract. The only time the charge will change to the Contract Value Death Benefit charge is if all Contractowners and Annuitants are changed. Once you have the Contract Value Death Benefit, it cannot be changed.

Account Fee
During the accumulation period, we will deduct an account fee of $50 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary (or date of surrender).
Transfer Fee
We reserve the right to charge a fee of up to $25 for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging and portfolio rebalancing transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Highest Anniversary Death Benefit Charge. While this rider is in effect, there is a charge for the Highest Anniversary Death Benefit. The current annual rider charge rate is 0.25% (0.0625% quarterly).
We will deduct this charge from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider effective date. The quarterly charge equals the quarterly charge rate multiplied by the highest anniversary value at the time of the charge. The deduction of the charge will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the charge is assessed. The product charge for the Guarantee of Principal Death Benefit will also apply.
The charge rate may not change prior to the 20th rider date anniversary; thereafter, the charge rate may change every year. Any increase or decrease will be effective on the rider anniversary date, but the rate will never exceed the guaranteed maximum annual charge rate of 1.25%. We will notify you in writing of such an increase or decrease. A portion of the charge, based on the number of days the death benefit was in effect that quarter, will be deducted upon surrender of the contract or the election of any Annuity Payout option (except i4LIFE® Advantage). The charge will not be deducted upon death.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The current annual rider charge rate is 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option.
The charge is based on the Income Base (initial Purchase Payment) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years, an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary, the annual rider charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, the charge rate and the Income Base will return to the value they were immediately prior to the 5% Enhancement, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement.

The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this rider charge rate increase. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero, no further rider charge will be deducted.
Lincoln Market Select® Advantage Charge. While this rider is in effect, there is a charge for Lincoln Market Select® Advantage which is deducted quarterly. The current initial annual rider charge rate is 1.25% (0.3125% quarterly) for the single life option and 1.50% (0.3750% quarterly) for the joint life option.
The charge is based on the Income Base (initial Purchase Payment) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and as decreased for Excess Withdrawals. We will deduct the charge for this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the quarterly anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases because the charge is based on the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option). If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Market Select® Advantage section. During the first ten Benefit Years, an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary, the annual rider charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option). If your charge rate is increased, you may opt out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, the charge rate and the Income Base will return to the value they were immediately prior to the 5% Enhancement, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge rate increase. See Living Benefit Riders – Lincoln Market Select® Advantage – Income Base.
The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero, no further rider charge will be deducted.
4LATER® Select Advantage Charge. While this rider is in effect, there is a charge for 4LATER® Select Advantage which is deducted quarterly. The current initial annual rider charge rate is 1.25% (0.3125% quarterly) for the single life option and 1.50% (0.3750% quarterly) for the joint life option.
The charge is based on the Income Base (initial Purchase Payment) as increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and as decreased for withdrawals. We will deduct the charge for this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases because the charge is based on the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.25% (2.45%

joint life option). If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of the subsequent Automatic Annual Step-ups.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge rate increase. See the Living Benefit Riders – 4LATER® Select Advantage – Income Base section of this prospectus for more information.
The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is: 0.60% for the i4LIFE® Advantage Account Value Death Benefit and 0.70% for the i4LIFE® Advantage Guarantee of Principal Death Benefit (issue age 1 - 80); 0.90% for the i4LIFE® Advantage Guarantee of Principal Death Benefit (issue age 81 - 85). During the Lifetime Income Period, the rate for all Death Benefit options is 0.60%. This rate consists of a mortality and expense risk charge and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Market Select® Advantage or 4LATER® Select Advantage pay different charges for i4LIFE® Advantage. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider.
For purchasers of the Highest Anniversary Death Benefit who have elected i4LIFE® Advantage, the charge for the Highest Anniversary Death Benefit will be in addition to the charge for the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage Guaranteed Income Benefit Charge. Select Guaranteed Income Benefit is subject to a current annual charge rate of 0.95% (1.15% for joint life option) of the Account Value, which is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Guarantee of Principal Death Benefit (Issue Age 1 – 80)	1.65%	1.85%
Guarantee of Principal Death Benefit (Issue Age 81 – 85)	1.85%	2.05%
Account Value Death Benefit	1.55%	1.75%
These charge rates replace the Separate Account Annual Expenses for the base contract.
Guaranteed Income Benefit (Managed Risk) is subject to a current annual charge rate of 0.65% (0.85% for joint life option) of the Account Value, which is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Guarantee of Principal Death Benefit (Issue Age 1 – 80)	1.35%	1.55%
Guarantee of Principal Death Benefit (Issue Age 81 – 85)	1.55%	1.75%
Account Value Death Benefit	1.25%	1.45%
These charge rates replace the Separate Account Annual Expenses for the base contract.
For all of the above options, the charge for the Highest Anniversary Death Benefit, if elected, will be in addition to the i4LIFE® Advantage Guaranteed Income Benefit charge for the Guarantee of Principal Death Benefit.

The applicable Guaranteed Income Benefit annual charge rates will not change unless there is an automatic step up of the Guaranteed Income Benefit during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the annual charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate. If we automatically administer the step-up for you and your charge rate is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date on which the step-up occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider. If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or 4LATER® Select Advantage (“Prior Rider”), you may carry over certain features of that rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your current charge rate of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This section applies to all of the transitions listed in the following chart. The charges and calculations described earlier in i4LIFE® Advantage Guaranteed Income Benefit will not apply.
If your Prior Rider is...	you will transition to...	and the current initial charge rate for your Guaranteed Income Benefit rider is…
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
Lincoln Market Select® Advantage	i4LIFE® Advantage Select Guaranteed Income Benefit	1.25% (0.3125% quarterly) single life option 1.50% (0.3750% quarterly) joint life option
4LATER® Select Advantage	i4LIFE® Advantage Select Guaranteed Income Benefit	1.25% (0.3125% quarterly) single life option 1.50% (0.3750% quarterly) joint life option
The initial charge is a percentage of the greater of the Income Base or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charges for the Death Benefit you have elected on your base contract also apply: 0.30% for the Guarantee of Principal Death Benefit (issue age 1 - 80); 0.50% for the Guarantee of Principal Death Benefit (issue age 81 - 85) and 0.20% for the Account Value Death Benefit (if applicable). The Highest Anniversary Death Benefit charge also applies, if elected, in addition to the Guarantee of Principal Death Benefit product charge. Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the current charge rate of the Prior Rider. (The Prior Rider charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example is intended to show how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated for a representative male Contractowner, as well as the impact to the charge due to increases to the Guaranteed Income Benefit and the Prior Rider charge rate. For illustration purposes, we will assume that the example is a nonqualified contract and the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit for a more detailed description). The example also assumes that the current charge rate for the Prior

Rider is 1.25% (single life option). The first example demonstrates how the initial charge may be determined for an existing contract with an Account Value and Income Base. This calculation method applies to the purchase of any Prior Rider, except the initial Guaranteed Income Benefit rates and charges may vary, as set forth in the Guaranteed Income Benefit description later in this prospectus. The charges and rates shown here may be different from those that apply to your contract. The calculation of the charge for your contract will be based on the specific factors applicable to your contract.
1/1/15 Initial i4LIFE® Advantage Account Value	$100,000
1/1/15 Income Base as of the last Valuation Date under the Prior Rider	$125,000
1/1/15 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($125,000 x 1.25%). The current charge for the Prior Rider is assessed against the Income Base since it is larger than the Account Value	$1,562.50
1/2/15 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/15 Initial Guaranteed Income Benefit (4% x $125,000 Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/16 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/16 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)	$5,175
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,562.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,617.19
Continuing the above example:
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit	$1,617.19
1/2/17 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/17 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)	$5,550
Assume the Prior Rider charge rate increases from 1.25% to 1.35%.
1/2/17 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,617.19 x ($5,550/$5,175) x (1.35%/1.25%))	$1,873.13
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit is $1,873.13, which is equal to the current annual charge of $1,617.19 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Prior Rider current charge rate (1.35%/1.25%).
If the charge rate of your Prior Rider is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease. A portion of the i4LIFE® Advantage Guaranteed Income Benefit charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%. Currently, there is no premium tax levied for New York residents.

Other Charges and Deductions
We apply an annual product charge rate of 0.20% to the daily asset value of the Subaccounts during the time you receive Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your financial professional. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Servicing Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Servicing Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86 or under age 76 if the Highest Anniversary Death Benefit is elected. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract. A representative from the Servicing Office, your financial professional or tax advisor should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please contact the Servicing Office or your financial professional about making additional Purchase Payments. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. We may surrender your contract in accordance with New York law, if your Contract Value drops below $2,000 for any reason, including if your Contract Value drops due to the performance of the Subaccounts you selected. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit) after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts.
If you elect the Highest Anniversary Death Benefit, and you have not already exceeded the Purchase Payment limit under your Living Benefit Rider, cumulative additional Purchase Payments after the first rider date anniversary and after the 70th birthday of the oldest Contractowner or Annuitant may not exceed $100,000 each rider year without Servicing Office approval.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under any version of i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact the Servicing Office or your financial professional and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000.

If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Servicing Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments or allocations, we reserve the right to reject an allocation request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily product charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. Currently there is no charge for a transfer. However, we reserve the right to impose a charge in the future of up to $25 per transfer, for transfers after the first 12 within a Contract Year. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Servicing Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Servicing Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
After the first 30 days from the effective date of your contract, if your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Servicing Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Servicing Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures.

We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.

Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Servicing Office. If we receive a surrender or withdrawal request in Good Order at our Servicing Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Servicing Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), portfolio rebalancing, and automatic withdrawal service (AWS). Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing Office. Once we are notified of a pending death claim, these services will stop. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Servicing Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the two additional services (DCA and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and portfolio rebalancing running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS will be noted on your quarterly statement. Confirmation statements for each individual withdrawal will not be issued. AWS is also available for amounts allocated to the fixed account, if applicable.
Fees Associated with Fee-Based Financial Plans. You have purchased this contract as part of a Fee-Based Financial Plan whereby an investment firm or professional offers investment advice for a fee. The fee for this advice is covered in a separate agreement between you and the firm or professional, and is in addition to the fees and expenses that apply to this contract. You may elect to have the fee paid to your investment firm or professional from your Contract Value by using AWS, if certain conditions apply.
Partial withdrawals to pay the fee may be taken automatically by enrolling in an AWS designated specifically for this purpose. Withdrawals are available in monthly, quarterly, semi-annual, or annual frequencies. You may enroll in this service by completing the appropriate election form that is available from your investment adviser. Additionally, you may authorize your investment adviser to set up or change your AWS program, or to take one-time withdrawals to pay for the advisory fee. Once you have elected this service, it will continue until you instruct us in writing to terminate it. Withdrawals under this AWS option will be noted on your quarterly statement as an advisory fee withdrawal. This service may not be available through all broker-dealers.
This service is not available if i4LIFE® Advantage is in effect and will automatically terminate upon election of i4LIFE® Advantage.
These withdrawals may decrease your guarantees under a Death Benefit or Living Benefit Rider. Advisory fee withdrawals may also have tax consequences. For nonqualified contracts, partial withdrawals to pay the advisory fee will be treated as a distribution for federal tax purposes, and will be reported as income on Form 1099R. For qualified contracts, partial withdrawals to pay the advisory fee will not be reported as a distribution from the contract.
Asset Allocation Models
You may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

This contract is offered as part of a Fee-Based Financial Plan whereby an investment firm or professional offers investment advice for a fee. It is sold through broker-dealers who may be registered as or affiliated with a registered investment adviser. Your financial professional may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your financial professional as to whether a model is appropriate for you.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models may not be appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements. To the extent you are using a model to satisfy your Investment Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.
The models were designed and prepared by Lincoln Investment Advisors Corporation (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your financial professional to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate

upon death of:	and...	and...	Death Benefit proceeds pass to:
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Servicing Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit is the default Death Benefit under this contract; this means that if you do not select a Death Benefit, the Guarantee of Principal Death Benefit will be automatically selected for you at contract issue. There is an additional charge for this Death Benefit. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Regular Income Payments under i4LIFE® Advantage and withdrawals less than or equal to the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Market Select® Advantage may reduce the sum of all Purchase Payment amounts on dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Market Select® Advantage.
In a declining market, withdrawals deducted in the same proportion that withdrawals may reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon the death of the person who was changed, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.

If your Contract Value equals zero, no Death Benefit will be paid.
You may not terminate the Guarantee of Principal Death Benefit. If all Contractowners and Annuitants are changed, the Guarantee of Principal Death Benefit will automatically terminate and the Contract Value Death Benefit will be in effect.
The Guarantee of Principal Death Benefit is not available for contracts issued to a Contractowner, or joint owner or Annuitant, who is age 86 or older at the time of issuance. The product charge for this Death Benefit will vary according to the age of the oldest Contractowner or Annuitant at the time the contract is issued. See Charges and Other Deductions – Deductions from the VAA.
If the Beneficiary is the spouse of the Contractowner, the surviving spouse may elect to continue the contract as the new Contractowner. In this situation, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. The Guarantee of Principal Death Benefit may not be discontinued once elected.
Highest Anniversary Death Benefit. If the Highest Anniversary Death Benefit is in effect, the Death Benefit paid will be the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Regular Income Payments under i4LIFE® Advantage and withdrawals less than or equal to the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Market Select® Advantage reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Market Select® Advantage; or
•	the highest anniversary value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the oldest Contractowner, joint owner (if applicable), or Annuitant and prior to death of the Contractowner, joint owner (if applicable) or Annuitant for whom a Death Benefit is payable. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to the anniversary date in the same proportion that withdrawals reduced the Contract Value. Regular Income Payments under i4LIFE® Advantage and withdrawals less than or equal to the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Market Select® Advantage reduce the highest anniversary value on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Market Select® Advantage.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
Availability. The Highest Anniversary Death Benefit may not be available in all states. Please check with your financial professional regarding availability. The Highest Anniversary Death Benefit is available for both qualified and nonqualified contracts, and can only be elected at the time the contract is purchased. If elected, the rider will be effective on the contract’s effective date. The oldest Contractowner, joint owner (if applicable), or Annuitant must be under age 76 at the time of election. There is an additional charge for this Death Benefit.
The Highest Anniversary Death Benefit may not be terminated unless you surrender the contract. In addition, the rider will terminate:
1.	on the Annuity Commencement Date;
2.	on the date the Lifetime Income Period begins under i4LIFE® Advantage;
3.	upon payment of a Death Benefit under the Highest Anniversary Death Benefit unless the surviving spouse elects to continue the contract as the new Contractowner; or
4.	at any time all Contractowners or Annuitants are changed. In this situation, the remaining Death Benefit will be the Contract Value Death Benefit.
If the Beneficiary is the spouse of the Contractowner, the surviving spouse may elect to continue the contract as the new Contractowner. In this situation, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. The Highest Anniversary Death Benefit may not be discontinued once elected.
Contract Value Death Benefit. The Contract Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the death claim is approved by us for payment. The Contract Value Death Benefit is not available for election at contract issue. Once you have the Contract Value Death Benefit, this Death Benefit cannot be changed. The Contract Value Death Benefit will become effective at the time all Contractowners and Annuitants are changed.
General Death Benefit Information
Only one of these Death Benefits may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date, unless you have elected the Highest Anniversary Death Benefit. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Servicing Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) you must allocate your Contract Value among one or more of the

Subaccounts listed in the Investment Requirements for Managed Risk riders section below. If you elect any other Living Benefit Rider, you must allocate your Contract Value among one or more of the Subaccounts listed in the Investment Requirements for other Living Benefit Riders section below. Currently, if you purchase i4LIFE® Advantage without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue, or add it to an existing contract. You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
Certain underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part because the reduction in volatility helps us, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your financial professional to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your financial professional to determine if the Investment Requirements are consistent with your investment objectives.
You can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage with the Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. (This portfolio rebalancing will continue while a death claim is being settled, if the Living Benefit Rider could continue on an additional measuring life.) On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value in accordance with your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the Investment Requirements at any time in our sole discretion, including changing the list of Subaccounts in a group, the number of groups, the minimum or maximum percentages of Contract Value allowed in a group, the investment options that are or are not available to you, or the rebalancing frequency. You will be notified at least 30 days prior to the date of any change. We may make such changes at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make changes will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) you must currently allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the following Subaccounts only.
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series

•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional / Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund (not available for riders elected on or after May 22, 2017)
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
The fixed account, if available, is only available for dollar cost averaging.

Investment Requirements for other Living Benefit Riders. If you elect Lincoln Market Select® Advantage, 4LATER® Select Advantage or i4LIFE® Advantage Select Guaranteed Income Benefit you must currently allocate your Contract Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value.	Group 2 Investments cannot exceed 70% of Contract Value or Account Value.
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund	AB VPS Small/Mid Cap Value Portfolio
ALPS/Stadion Core ETF Portfolio
American Century VP Balanced Fund
American Century VP Large Company Value Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
LVIP American Global Growth Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Scientific Allocation Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth

As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

The fixed account, if available, is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Active-Passive Global Growth Allocation Model, Dimensional/Vanguard Moderate Allocation Model, Dimensional/Vanguard Global Growth Allocation Model, Multi-Manager Domestic Growth Allocation Model or Multi-Manager Moderate Allocation Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Living Benefit Riders
The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Market Select® Advantage) or a minimum Annuity Payout (4LATER® Select Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit).
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your financial professional or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.

From time to time, we relax our rules that apply to dropping certain riders and subsequently adding certain new ones. For example, we may waive the waiting period and instead permit you to add a new rider immediately after dropping your old one. We may also let you drop a rider before it has been in effect for the required holding period. When you drop your old rider, your old rider and charge will be terminated.
If you drop a rider for a new one during a period of time when we do not have an offer in place or have a different offer, you will not be eligible for any future offers related to the rider you previously dropped, even if such future offer would have included a greater or different benefit.
Rate Sheets
A Rate Sheet is a prospectus supplement where we declare the current Guaranteed Annual Income rates and Guaranteed Income Benefit percentages available under certain Living Benefit Riders. The Rate Sheet indicates the current rates and/or current percentages, their effective period, and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates or percentages. The rates and percentages may change with each Rate Sheet and may be higher or lower than the rates or percentages on the previous Rate Sheet. The rates and percentages will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the rates and percentages for the next effective period will be disclosed in a new Rate Sheet. In order to get the rate and/or percentage indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new Contractowners, the current Rate Sheet will be included with this prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet information by contracting your financial professional or online at www.LincolnFinancial.com. The rates and percentages from previous effective periods are included in an Appendix to this prospectus.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
•	Guaranteed periodic withdrawals up to the Guaranteed Annual Income amount (with certain exceptions listed later, up to the Contractowner's age 80 on qualified contracts and up to the Contractowner's age 95 (or the younger of you and your spouse if the joint life option is elected) for nonqualified contracts) which is based upon a guaranteed Income Base (an initial value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
•	Lifetime income available through i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option which must be elected by specific ages set forth below;
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement; and
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.
In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the initial Purchase Payment must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the contract. These benefits are subject to certain conditions, as set forth in this section. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment, increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing on or after age 55 (younger of you or your spouse under the joint life option). The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts or the lifetimes of you and your spouse will be available.
Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided, amount of guaranteed income, investment options available, as well as the charge structure. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement.
Availability. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased. If you elect the rider it will be effective on the contract’s effective date.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected.
There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers. You cannot elect this rider in combination with any other Living Benefit Rider offered in your contract at the same time.
If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements.
In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base will equal your initial Purchase Payment and is increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Partial withdrawals to pay the fees associated with your financial plan and Excess Withdrawals, reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the charge rate may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
5% Enhancement. You are eligible for a 5% Enhancement for at least 10 years from the effective date of the rider. On each Benefit Year anniversary during an Enhancement Period, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86 and if there were no withdrawals in the preceding Benefit Year, including partial withdrawals to pay the fees associated with your financial plan. The original Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline an Automatic Annual Step-up during the original Enhancement Period, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period.
A 5% Enhancement that occurs during the original Enhancement Period will not cause your rider charge to increase. After the tenth Benefit Year anniversary, the rider charge could increase to the then current charge at the time a 5% Enhancement is applied. If your charge rate is increased due to a 5% Enhancement, you will have the option to opt out of the enhancements after the tenth Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86 and within an Enhancement Period.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined above) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
If during the first ten Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the tenth Benefit Year anniversary, if you are in a subsequent Enhancement Period, the annual rider charge rate may increase to the current charge rate in any year the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual charge rate of 2.00%. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
If your charge rate for this rider is increased due to a 5% Enhancement, you may opt out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement. You may not opt out of the 5% Enhancement if the current charge rate for the rider increases due to additional Purchase Payments made during the preceding Benefit Year that exceed the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge, account fee, and partial withdrawals to pay the fees associated with your financial plan), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in years when a withdrawal has occurred.
If your charge rate for this rider is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed.
If you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancement through the end of the original Enhancement Period. A 5% Enhancement that occurs during the Enhancement Period will not cause your rider charge to increase. See the 5% Enhancements section above. You may not opt out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55. Partial withdrawals to pay the fees associated with your financial plan will reduce the amount of available Guaranteed Annual Income each year.
The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income rate is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at age 60 (single life option), your Guaranteed Annual Income rate is 4.25% (see the table below). If you waited until you were age 65 (single life option) to make your first withdrawal your Guaranteed Annual Income rate would be 5.25%. During the first Benefit Year, the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income rate will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.

Guaranteed Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.25%	59 – 64	4.00%
65+	5.25%	65+	5.00%

If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (single life option) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The example assumes a 4.25% Guaranteed Annual Income rate and a Contract Value of $200,000:
Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4.25%)	$8,500
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date	$8,500
Contract Value after withdrawal ($210,000 - $8,500)	$201,500
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4.25%)	$8,713
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Guaranteed Annual Income amount is $8,713 (4.25% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Guaranteed Annual Income amount of $2,125 (4.25% of $50,000 Income Base), an additional Purchase Payment of $10,000 increases the Guaranteed Annual Income amount that Benefit Year to $2,550 ($2,125 + 4.25% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income rate.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original

Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person). Partial withdrawals to pay the fees associated with your financial plan that exceed the Guaranteed Annual Income each year will be treated as Excess Withdrawals.
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income rate multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your financial professional or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The example assumes that the Contractowner makes a $12,000 withdrawal, which causes a $12,643 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,613 (4.25% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,613 is within the Guaranteed Annual Income amount, $8,387 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,613 and the Income Base is not reduced:
Contract Value = $56,387 ($60,000 - $3,613)
Income Base = $85,000
The Contract Value is also reduced by the $8,387 Excess Withdrawal and the Income Base is reduced by 14.875%, the same proportion by which the Excess Withdrawal reduced the $56,387 Contract Value ($8,387 ÷ $56,387)
Contract Value = $48,000 ($56,387 - $8,387)
Income Base = $72,357 ($85,000 x 14.875% = $12,644; $85,000 - $12,644 = $72,356)
Guaranteed Annual Income amount = $3,075 (4.25% of $72,356 Income Base)
On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base is unchanged:
Contract Value = $43,000
Income Base = $72,356
Guaranteed Annual Income amount = $3,075 (4.25% x $72,356)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph); and
4. This contract is not a beneficiary IRA.
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit or the Highest Anniversary Death Benefit rider. If the Contract Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida may terminate the rider after the first anniversary of the effective date of the rider. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	If the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;

•	upon surrender of the contract; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.
Prior to the Annuity Commencement Date, Contractowners who have elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide later to transition to i4LIFE® Advantage Guaranteed Income Benefit. This transition is possible even if i4LIFE® Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If you choose to make this transition, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE® Advantage to establish the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who have waited until after the fifth Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) until age 99 for nonqualified contracts and age 85 for qualified contracts.
If you have the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) single life option and choose to transition to i4LIFE® Advantage Guaranteed Income Benefit, you must transition to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) single life option. If you have the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option and choose to transition to i4LIFE® Advantage Guaranteed Income Benefit, you must transition to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and how long it was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you should consider that depending on your age (and the age of your spouse under the joint life option) and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
Lincoln Market Select® Advantage
Lincoln Market Select® Advantage is a Living Benefit Rider available for purchase that provides:
•	Guaranteed periodic withdrawals up to the Guaranteed Annual Income amount (with certain exceptions listed later, up to the Contractowner’s age 80 on qualified contracts and up to the Contractowner’s age 95 (or the younger of you and your spouse if the joint life option is elected) for nonqualified contracts) which is based upon a guaranteed Income Base (an initial value equal to your initial Purchase Payment);

•	Lifetime income available through i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option which must be elected by specific ages set forth below;
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are payable to any assignee or assignee’s bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Income Base if reduced to zero. Withdrawals will also negatively impact the 5% Enhancement.
In order to purchase Lincoln Market Select® Advantage, the initial Purchase Payment must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the contract. These benefits are subject to certain conditions, as set forth in this prospectus. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon the death of the Contractowner). If the Contractowner sells or assigns for value the contract other than to the Annuitant, or discounts or pledges it as collateral for a loan or as a security for the performance of an obligation or any other purpose, this rider will terminate.
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base, which are age-based and may increase over time. You may receive Guaranteed Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.
Availability. Lincoln Market Select® Advantage is only available for election at the time the contract is purchased. If elected, the rider will be effective on the contract’s effective date.
Lincoln Market Select® Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected.
There is no guarantee that Lincoln Market Select® Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Market Select® Advantage available to new purchasers. You cannot elect this rider in combination with any other Living Benefit Rider or any other annuity payout option offered in your contract at the same time.
If you purchase Lincoln Market Select® Advantage, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The Income Base is equal to your initial Purchase Payment, increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Rider of all Lincoln New York contracts (or contracts issued by our affiliates) in which your (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss. Partial withdrawals to pay the fees associated with your financial plan and Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

5% Enhancement. On each Benefit Year anniversary, during the Enhancement Period the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and if there were no withdrawals in the preceding Benefit Year, including partial withdrawals to pay the fees associated with your financial plan, and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
You are eligible for a 5% Enhancement for at least 10 years from the effective date of the rider. This is the original Enhancement Period. A subsequent 10-year Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs, as described below. If you decline an Automatic Annual Step-up during the original Enhancement Period, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period.
A 5% Enhancement that occurs during the original Enhancement Period will not cause your rider charge to increase. After the tenth Benefit Year anniversary the rider charge could increase to the then current charge at the time a 5% Enhancement is applied. If you do not want your rider charge to increase you will have the option to opt out of the enhancements after the tenth Benefit Year. In order to be eligible to receive 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 (= $115,000 x 1.05% + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during the preceding Benefit Year. A 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
If during the first ten Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the riders is based on the Income Base. After the tenth Benefit Year anniversary, if you are in a subsequent Enhancement Period, the annual rider charge rate may increase to the current charge rate in any year the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the stated guaranteed maximum annual charge. See Charges and Other Deductions – Lincoln Market Select® Advantage Charge.
If your charge rate for this rider is increased due to a 5% Enhancement, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge rate for the rider increases due to additional Purchase Payments made during the preceding Benefit Year that exceed the $100,000 Purchase Payment after the first Benefit Year. See Income Base section for more details.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are still living and under age 86; and

b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge, account fee, and partial withdrawals to pay the fees associated with your financial plan), plus any Purchase Payments made on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).
Each time the Automatic Annual Step-up occurs, a new Enhancement Period begins. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Market Select® Advantage Charge.
If your charge rate for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt-out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancement (if applicable) through the end of the Enhancement Period. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.
Withdrawal Amount. The Guaranteed Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Guaranteed Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option). Guaranteed Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55 or older. Partial withdrawals to pay the fees associated with your financial plan will reduce the amount of available Guaranteed Annual Income each year.
The Guaranteed Annual Income amount is determined by multiplying the Income Base by the applicable rate, based on your age and whether the single or joint life option has been elected. Under the joint life option, the age of the younger of you or your spouse will be used. The Guaranteed Annual Income amount will change upon an Automatic Annual Step-up, 5% Enhancement (if applicable), additional Purchase Payments, and Excess Withdrawals, as described below.
The Guaranteed Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rate may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This rate structure is intended to help us provide the guarantees under the rider. This Guaranteed Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Guaranteed Annual Income rates will not change as a result.
The Guaranteed Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Annual Income rates, the effective period, and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may change with each Rate Sheet and may be higher or lower than the rates on the previous Rate Sheet. The rates will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the Guaranteed Annual Income rate for the next effective period will be disclosed in a new Rate Sheet. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new Contractowners, the current Rate Sheet will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative or online at www.LincolnFinancial.com. Guaranteed Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider. After the first Benefit Year anniversary, the Guaranteed Annual Income amount is calculated using the Income Base on the most recent Benefit Year anniversary. After your first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income rate will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount impact the Income Base and the Contract Value. The example assumes a 4% Guaranteed Annual Income rate and a Contract Value of $200,000:
Contract Value on the rider’s effective date	$200,000
Income Base on the rider’s effective date	$200,000
Initial Guaranteed Annual Income amount on the rider’s effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider’s effective date	$210,000
Income Base six months after rider’s effective date	$200,000
Withdrawal six months after rider’s effective date when Contractowner is still age 68	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on sixth Benefit Year anniversary	$205,000
Income Base on sixth Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on sixth Benefit Year anniversary ($205,000 x 4%)	$8,200
The Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the sixth Benefit Year anniversary, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 68 elected the single life option and has a Guaranteed Annual Income amount of $2,500 (5% of $50,000 Income Base), an additional Purchase Payment of $10,000 increases the Guaranteed Annual Income amount that Benefit Year to $3,000 ($2,500 + 5% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by a 5% Enhancement or an Automatic Annual Step-up, will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income rate.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or withdrawals made prior to age 55 (younger of you or your spouse for joint life), or withdrawals that are payable to any assignee or assignee’s bank account. Partial withdrawals to pay the fees associated with your financial plan that exceed the Guaranteed Annual Income each year will be treated as Excess Withdrawals.
When an Excess Withdrawal occurs:

1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income rate multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount, and the Contract Value under Lincoln Market Select® Advantage.
The Contractowner who purchased the rider at age 65 and is now age 70 (single life option) makes a $12,000 withdrawal which causes an $11,816.14 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $4,250 (5% of the Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Guaranteed Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $4,250 and the Income Base is not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Income Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Income Base is reduced by 13.90134%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Income Base = $73,183.86 ($85,000 x 13.90134% = $11,816.14; $85,000 - $11,816.14 = $73,183.86)
Guaranteed Annual Income amount = $3,659.19 (5% of $73,183.86 Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Income Base = $73,183.86
Guaranteed Annual Income amount = $3,659.19 (5% x $73,183.86)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMD’s to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMD’s are made within the Benefit Year (except as described in the next paragraph); and
4.	This contract is not a beneficiary IRA.
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit or the Highest Anniversary Death Benefit. If the Contract Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment and will be equal to the sum of all Purchase Payments, decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Market Select® Advantage has no provision for a payout of the Income Base upon death of the Contractowner or Annuitant. In addition, Lincoln Market Select® Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Market Select® Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Market Select® Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Market Select® Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Market Select® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	on the final day of the Contractowner’s eligibility to elect i4LIFE® Advantage Guaranteed Income Benefit or the Guaranteed Annual Income Amount Annuity Payout option; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit option. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Market Select® Advantage in effect on your contract at the same time.

Contractowners who have elected Lincoln Market Select® Advantage may decide later to transition to i4LIFE® Advantage Select Guaranteed Income Benefit prior to the Annuity Commencement Date, according to the provisions outlined below. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.
If you have the Lincoln Market Select® Advantage single life option and choose to transition your rider, you must transition to i4LIFE® Advantage Select Guaranteed Income Benefit single life option. If you have the Lincoln Market Select® Advantage joint life option and choose to transition your rider, you must transition to i4LIFE® Advantage Select Guaranteed Income Benefit joint life option. The Access Period requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Select Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to transition from Lincoln Market Select® Advantage to i4LIFE® Advantage Guaranteed Income Benefit, you should consider that depending on your age (and the age of your spouse under the joint life option) and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Market Select® Advantage. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with Lincoln Market Select® Advantage, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Market Select® Advantage are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
4LATER® Select Advantage
4LATER® Select Advantage is a Living Benefit Rider available for purchase that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Select Advantage, you must later elect i4LIFE® Advantage Select Guaranteed Income Benefit in order to receive a benefit from 4LATER® Select Advantage.
Availability. 4LATER® Select Advantage is only available for election at the time the contract is purchased. If you elect the rider, it will be effective on the contract’s effective date.
4LATER® Select Advantage is not available for purchase with qualified contracts and is designed primarily for purchasers of nonqualifed contracts where the Contractowner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. The Contractowner, Annuitants and Secondary Life under the joint life option must be age 85 or younger.
There is no guarantee that 4LATER® Select Advantage will be available for new purchasers in the future and we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of 4LATER® Select Advantage available to new purchasers. You cannot elect the rider and any other Living Benefit Rider or any other payout option offered in your contract at the same time.
If you purchase 4LATER® Select Advantage, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE® Advantage Select Guaranteed Income Benefit at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base will be equal to the initial Purchase Payment. The maximum Income Base is $10 million. The maximum takes into consideration the total guaranteed amounts from all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER® Select Advantage will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Income Base, and as a result will reduce your future Guaranteed Income Benefit. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if:
a.	the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and
b.	if there were no withdrawals in the preceding Benefit Year; and
c.	the rider is within the Enhancement Period described below.
The Enhancement Period is a 10-year period that begins on the effective date of the rider.
Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of 4LATER® Select Advantage will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the Enhancement Period.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next Benefit Year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05 = $120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).
Death Prior to the Annuity Commencement Date. 4LATER® Select Advantage has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. In addition, 4LATER® Select Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in this prospectus) will be in effect. Election of the 4LATER® Select Advantage does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Select Advantage rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER® Select Advantage will terminate.
Upon the death of the Contractowner, the 4LATER® Select Advantage rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Termination. After the fifth anniversary of the effective date of the 4LATER® Select Advantage rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Select Advantage will automatically terminate:
•	on the Annuity Commencement Date; or
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
•	upon the second death of either the Annuitant or Secondary Life; or
•	when the Income Base is reduced to zero due to withdrawals;
•	the last day that you can elect i4LIFE® Advantage (age 95); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from 4LATER® Select Advantage. Contractowners with an active 4LATER® Select Advantage may purchase i4LIFE® Advantage Select Guaranteed Income Benefit at the terms in effect when the Contractowner purchased 4LATER® Select Advantage rider. i4LIFE® Advantage Select Guaranteed Income Benefit provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE® Advantage Select Guaranteed Income Benefit. See Living Benefit Riders – i4LIFE® Advantage Guaranteed Income Benefit for more information.
Once you elect i4LIFE® Advantage Select Guaranteed Income Benefit, you can use the greater of the Income Base under 4LATER® Select Advantage or your Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Select Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95.

If you elect the 4LATER® Select Advantage joint life option, you must purchase i4LIFE® Advantage Select Guaranteed Income Benefit joint life option.
Contractowners who elect 4LATER® Select Advantage are guaranteed the ability in the future to elect i4LIFE® Advantage Select Guaranteed Income Benefit even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER® Select Advantage. These requirements are specifically listed in the Living Benefit Riders –Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus.
The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Select Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
You should consider electing i4LIFE® Advantage Select Guaranteed Income Benefit when you are ready to immediately start receiving i4LIFE® Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE® Advantage Select Guaranteed Income Benefit are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with the Servicing Office or your financial professional regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected after the effective date of the contract and before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Servicing Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, you will receive a Death Benefit. The Highest Anniversary Death Benefit is available in conjunction with i4LIFE® Advantage, however, the Highest Anniversary Death Benefit must be elected at the time the contract is purchased, regardless of when i4LIFE® Advantage is elected. An additional charge for i4LIFE® Advantage will apply. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began(if premium taxes have been deducted from the Contract Value). See The Contracts – i4LIFE® Advantage Death Benefits.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Servicing Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (“AIR”). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. You may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the AIR. AIR rates of 3% or 4% may be available. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full

Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period, but is only available if the Contract Value Death Benefit was in effect prior to the election of i4LIFE® Advantage. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or Highest Anniversary Death Benefit prior to that election.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 x 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal caused a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value. You may not change this Death Benefit once it is elected.
Highest Anniversary Death Benefit. The Highest Anniversary Death Benefit is only available during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the Highest Anniversary Death Benefit is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the oldest Contractowner, joint owner (if applicable), or Annuitant for which a Death Benefit is payable and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained.
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
When determining the highest anniversary value, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the Account Value. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. There are two versions of i4LIFE®Advantage Guaranteed Income Benefit currently available for purchase – i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Select Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit is an optional feature that provides a Guaranteed Income Benefit and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to your version of i4LIFE® Advantage Guaranteed Income Benefit. You will be subject to those Investment Requirements for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider. See i4LIFE® Advantage Guaranteed Income Benefit – Termination for more information. All of the other terms and conditions of i4LIFE® Advantage Select Guaranteed Income Benefit continue to apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased a Living Benefit Rider prior to electing i4LIFE® Advantage Guaranteed Income Benefit.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or 4LATER® Select Advantage who decides to terminate that rider to purchase i4LIFE® Advantage is guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in another rider. The total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Income Base from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who wish to elect i4LIFE® Advantage Guaranteed Income Benefit must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Contractowners with Lincoln Market Select® Advantage or 4LATER® Select Advantage who wish to elect i4LIFE® Advantage Guaranteed Income Benefit must elect i4LIFE® Advantage Select Guaranteed Income Benefit.
Select Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base, as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentage may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentages will not change as a result.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with that percentage. The percentages may change with each Rate Sheet and may be higher or lower than the percentages on the previous Rate Sheet. The percentages will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the Guaranteed Income Benefit percentages for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentage indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new Contractowners, the current Rate Sheet will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative or online at www.LincolnFinancial.com. Guaranteed Income Benefit percentages for previous effective periods are included in an Appendix to this prospectus.
Guaranteed Income Benefit (Managed Risk). The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The current specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit under Guaranteed Income Benefit (Managed Risk) are outlined in the table below.
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for prior purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 –58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

General Provisions. For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value). This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 4% percentage was used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See Living Benefit Riders – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2016 Amount of initial Regular Income Payment	$4,801
8/1/2016 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2016 Initial Guaranteed Income Benefit (4% x $100,000 Account Value)	$4,000
8/1/2017 Recalculated Regular Income Payment	$6,000
8/1/2017 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln

Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
If the Contractowner terminates Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchased i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) on the last day the Contractowner is eligible to purchase i4LIFE® Advantage, the current Guaranteed Annual Income amount, if higher, may be used to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who wait until the fifth Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
Lincoln Market Select® Advantage. Contractowners who purchase Lincoln Market Select® Advantage and wish to transition to i4LIFE® Advantage Guaranteed Income Benefit are guaranteed the right, in the future, to elect i4LIFE® Advantage Select Guaranteed Income Benefit even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchase Lincoln Market Select® Advantage.
If this decision is made, you can use the greater of the Income Base under Lincoln Market Select® Advantage reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Select Guaranteed Income Benefit. The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base) based on your age (or the age of the younger life under the joint life option) at the time the Guaranteed Income Benefit is elected.
If the Contractowner terminates Lincoln Market Select® Advantage and purchased i4LIFE® Advantage Select Guaranteed Income Benefit on the last day the Contractowner is eligible to purchase i4LIFE® Advantage, the current Guaranteed Annual Income amount, if higher, may be used to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is 95 for nonqualified contracts and age 80 for qualified contracts.
The Guaranteed Income Benefit percentage applicable to Lincoln Market Select® Advantage rider elections is set forth in a supplement to this prospectus, called a Rate Sheet. See the Select Guaranteed Income Benefit section above for more information about the Rate Sheet. The Guaranteed Income Benefit percentage applicable to Lincoln Market Select® Advantage riders elected during previous effective periods can be found in an Appendix to this prospectus.
4LATER® Select Advantage. Contractowners who elect 4LATER® Select Advantage and wish to transition to i4LIFE® Advantage Guaranteed Income Benefit are guaranteed the right, in the future, to elect i4LIFE® Advantage Select Guaranteed Income Benefit, even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased 4LATER® Select Advantage.
If this decision is made, you can use the greater of the Income Base under 4LATER® Select Advantage or the Account Value to establish the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base) based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit percentages applicable to new 4LATER® Select Advantage rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. See the Select Guaranteed Income Benefit section above for more information about the Rate Sheet. The Guaranteed Income Benefit percentage applicable to 4LATER® Select Advantage riders elected during previous effective periods can be found in an Appendix to this prospectus.
The following is an example of how the Income Base from another Living Benefit Rider may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that a 4.5% Guaranteed Income Benefit percentage is used to calculate the initial Guaranteed Income Benefit.
Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is elected)	$100,000
Income Base on date i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is elected:	$140,000
Initial Regular Income Payment	$5,411
Initial Guaranteed Income Benefit (4.5% x $140,000 Income Base which is greater than $100,000 Account Value)	$6,300
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 3% AIR will be used to calculate the Regular Income Payments under Select Guaranteed Income Benefit; a 4% AIR will be used to calculate the Regular Income Payments under Guaranteed Income Benefit (Managed Risk);

•	The minimum Access Period is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements may apply if you use the greater of the Account Value or Income Base (less amounts paid since the last automatic step-up) under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85

•	The maximum Access Period available is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced, but the i4LIFE® Advantage Guaranteed Income Benefit will not be affected. If you choose to shorten your Access Period, the i4LIFE® Advantage Guaranteed Income Benefit will terminate.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under your previous Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with nonqualified and qualified (IRAs and Roth IRAs) contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)

Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made.

Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.
For IRA annuity contracts, upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, you may not terminate i4LIFE® Advantage once you have elected it.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your financial professional may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Market Select® Advantage may elect to annuitize their Income Base under the Guaranteed Annual Income Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, or the Guaranteed Annual Income Amount Annuity Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Servicing Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Servicing Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. Annuity Payouts cannot commence within twelve months of the effective date of the contract. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. The AIR of 5% is not available for elections of i4LIFE® Advantage. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See the Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.

Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your financial professional for further information.
Small Contract Surrenders
We may surrender your contract, in accordance with New York law if:
•	your Contract Value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for three (3) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month.
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. No commissions are paid in connection with the sale of this contract. However, Lincoln New York pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. No commissions are paid in connection with the sale of this contract. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts. LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2016 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments into the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.

•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.

Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.

Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to Lincoln Life & Annuity Company of New York at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
IRA purchasers will receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Commissioner of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	any rebalancing event under Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging or AWS; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln New York Account N for Variable Annuities
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below:
Statement of Additional Information Request Card
Lincoln ChoicePlusSM Advisory
Lincoln New York Account N for Variable Annuities

Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable Annuities Lincoln ChoicePlusSM Advisory.
(Please Print)
Name:

Address:

City

State

Zip

Mail to Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348.

Appendix A — Guaranteed Annual Income Rates for Previous Rider Elections
Lincoln Market Select® Advantage Guaranteed Annual Income Rates
Guaranteed Annual Income Rates by Ages for applications and rider election forms signed between January 9, 2017 and April 14, 2017:
Lincoln Market Select® Advantage
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income Rate*	Age (younger of you and your spouse’s age)	Guaranteed Annual Income Rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
*In order to have received the rates indicated, your application or rider election form must have been signed or dated on or before the last day of the effective period noted above.

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Appendix B — Guaranteed Income Benefit Percentages for Previous Rider Elections
i4LIFE® Advantage Select Guaranteed Income Benefit elections and for purchasers of Lincoln Market Select® Advantage or 4LATER® Select Advantage between January 9, 2017 and April 14, 2017.
Single & Joint Life Option	Single & Joint Life Option
Age	GIB Percentage*
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%
*In order to have received the percentage indicated, your application or rider election form must have been signed or dated on or before the last day of the effective period noted above.

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Lincoln ChoicePlusSM Advisory
Lincoln New York Account N for Variable Annuities  (Registrant)
Lincoln Life & Annuity Company of New York  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM Advisory prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2017. You may obtain a copy of the Lincoln ChoicePlusSM Advisory prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2017.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln New York Account N for Variable Annuities as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
Principal Underwriter
Lincoln Financial Distributors, Inc., (“LFD”), an affiliate of Lincoln New York, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through investment professionals who offer investment advice for a fee, and who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Investment professionals of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $37,372,495, $35,261,520 and $25,882,250 to LFN and Selling Firms in 2014, 2015 and 2016, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through investment professionals who offer investment advice for a fee, and who are also associated with broker-dealers. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
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•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, or 5% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the Access Period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,463.99	$9,922.44
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,417.59 with the 20-year Access Period and $8,930.20 with the 30-year Access Period.
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At the end of the 20-year Access Period, the remaining Account Value of $114,163 (assuming no withdrawals) will be used to continue the $10,463.99 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $69,919 (assuming no withdrawals) will be used to continue the $9,922.44 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary based on the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the
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funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by
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sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 financial statements of Lincoln New York appear on the following pages.
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Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2016 and 2015, and the related statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2016.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2017

1

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2016	2015
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2016 – $7,163; 2015 – $7,182)	$7,561	$7,459
Mortgage loans on real estate	670	579
Policy loans	303	350
Total investments	8,534	8,388
Cash and invested cash	161	15
Deferred acquisition costs and value of business acquired	611	576
Premiums and fees receivable	6	7
Accrued investment income	105	109
Reinsurance recoverables	439	454
Reinsurance related embedded derivatives	12	11
Goodwill	60	60
Other assets	1,635	199
Separate account assets	5,294	4,883
Total assets	$16,857	$14,702

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,507	$1,534
Other contract holder funds	5,596	5,653
Funds withheld reinsurance liabilities	1,467	-
Income taxes payable	474	330
Other liabilities	101	126
Separate account liabilities	5,294	4,883
Total liabilities	14,439	12,526

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,298	1,142
Accumulated other comprehensive income (loss)	179	93
Total stockholder’s equity	2,418	2,176
Total liabilities and stockholder’s equity	$16,857	$14,702

See accompanying Notes to Financial Statements

2

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Insurance premiums	$152	$168	$167
Fee income	334	322	288
Net investment income	423	422	421
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(26)	(15)	(5)
Portion of loss recognized in other comprehensive income	7	6	2
Net other-than-temporary impairment losses on securities recognized in earnings	(19)	(9)	(3)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(22)	(15)	(9)
Total realized gain (loss)	(41)	(24)	(12)
Other revenues	-	-	62
Total revenues	868	888	926
Expenses
Interest credited	201	203	203
Benefits	294	357	316
Commissions and other expenses	147	204	191
Total expenses	642	764	710
Income (loss) before taxes	226	124	216
Federal income tax expense (benefit)	70	36	69
Net income (loss)	156	88	147
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	86	(174)	134
Total other comprehensive income (loss), net of tax	86	(174)	134
Comprehensive income (loss)	$242	$(86)	$281

See accompanying Notes to Financial Statements

3

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2016	2015	2014

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,142	1,054	907
Net income (loss)	156	88	147
Balance as of end-of-year	1,298	1,142	1,054

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	93	267	133
Other comprehensive income (loss), net of tax	86	(174)	134
Balance as of end-of-year	179	93	267
Total stockholder’s equity as of end-of-year	$2,418	$2,176	$2,262

See accompanying Notes to Financial Statements

4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Cash Flows from Operating Activities
Net income (loss)	$156	$88	$147
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(31)	26	16
Change in premiums and fees receivable	1	2	(1)
Change in accrued investment income	4	(5)	(1)
Change in future contract benefits and other contract holder funds	(235)	(60)	(84)
Change in reinsurance related assets and liabilities	53	(64)	(4)
Change in federal income tax accruals	91	(29)	17
Realized (gain) loss	41	24	12
Other	(1)	76	(79)
Net cash provided by (used in) operating activities	79	58	23

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(761)	(649)	(502)
Sales of available-for-sale securities	218	72	83
Maturities of available-for-sale securities	541	331	354
Issuance of mortgage loans on real estate	(119)	(64)	(75)
Repayment and maturities of mortgage loans on real estate	28	37	46
Issuance and repayment of policy loans, net	47	11	21
Net cash provided by (used in) investing activities	(46)	(262)	(73)

Cash Flows from Financing Activities
Increase (decrease) in short-term debt	-	-	(11)
Deposits of fixed account values, including the fixed portion of variable	634	685	656
Withdrawals of fixed account values, including the fixed portion of variable	(401)	(357)	(373)
Transfers to and from separate accounts, net	(118)	(171)	(166)
Common stock issued for benefit plans and excess tax benefits	(2)	(2)	(2)
Net cash provided by (used in) financing activities	113	155	104

Net increase (decrease) in cash and invested cash	146	(49)	54
Cash and invested cash as of beginning-of-year	15	64	10
Cash and invested cash as of end-of-year	$161	$15	$64

See accompanying Notes to Financial Statements

5

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability).  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 18 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years’ financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified cash flows from certain investing activities into their own respective line items within the Statements of Cash Flows.  Previously, these amounts were reported within purchases of other investments or sales or maturities of other investments line items, as applicable, within cash flows from investing activities.  These reclassifications had no effect on net income (loss), net cash provided by (used in) investing activities, or stockholder’s equity for the prior years.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

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•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

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AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

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In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and

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amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We have certain variable annuity products with guaranteed withdrawal benefits (“GWB”) and guaranteed income benefits (“GIB”) features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

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Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance (“Modco”) agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the

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carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses.  Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.    Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25  years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), GWB and GIB features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

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We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 2 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, mortality, etc.), risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 10.00%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2016 and 2015, participating policies comprised approximately 4% of the face amount of business in force, and dividend expenses were $21 million, $24 million and $21 million for the years ended December 31, 2016,  2015 and 2014, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

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Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTIs of investments, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures.

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Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2014 through 2016 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL.  Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  In accordance with our early adoption of Accounting Standards Update (“ASU”) 2016-09, Improvements to Employee Share-Based Payment Accounting, we have elected to continue applying an estimated forfeiture rate to our accrual of compensation costs.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

We file a U.S. consolidated income tax return with LNC and its subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

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2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new  ASUs issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our financial condition or results of operations.
ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  Software licenses purchased through cloud computing arrangements should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our financial condition or results of operations.
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.

		January 1, 2016	The adoption of this ASU did not result in a change to our financial statement disclosures.
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information related to short-duration contracts about an insurance entity’s (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims and (3) timing, frequency and severity of claims.  Retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016	The adoption of this ASU did not result in a change to our financial statements as we determined these additional disclosures are not material to our financial statements.

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Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee’s shares at the maximum statutory tax rate in the employee’s applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of less than $1 million in federal income tax expense (benefit) in our Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015-14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

Our primary sources of revenues are recognized in accordance with ASC Topic 944, Financial Services – Insurance (“Topic 944”).  All contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09.  The initial phase of our adoption project indicates the revenue we report in other revenues in our Statements of Comprehensive Income (Loss) is our primary revenue source that is within scope of this ASU.  As LLANY does not have other revenues, the impact to LLANY for this standard is zero based on the initial phase of our adoption project.  We continue to evaluate the impact of adopting this ASU on our revenue recognition for contracts within scope.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

January 1, 2018

Although we do not currently hold equity securities, this standard could impact our financial statements if we were to purchase equity securities in the future.  We are also evaluating the requirements related to deferred tax assets on available for sale securities.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We are currently identifying all of our leases that will be within the scope of this standard; as such, we continue to evaluate the quantitative impact of adopting this ASU on our Balance Sheets. Based on our initial assessment, we do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  The ASU should be adopted based on a modified retrospective basis for existing debt instruments.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our financial condition and results of operations.
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations. See comments under ASU 2014-09 for more information.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard’s contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations, with a primary focus on our fixed maturity securities (see Note 3).  We currently reduce the amortized cost of the individual security when recognizing OTTI on these securities.  Upon adoption of ASU 2016-13, we will no longer reduce the amortized cost of each individual security; rather we will establish a valuation allowance, and any declines or improvements in credit quality will be recognized through the valuation allowance.

ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity’s statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We are currently evaluating these disclosure requirements and will amend classifications in our Statements of Cash Flows upon adoption as applicable.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying Step 1.  Under Step 1, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit’s fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment in Step 1 is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

		Impairment tests performed after January 1, 2020	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations.

3.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

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The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$6,304	$430	$103	$-	$6,631
ABS	111	2	3	(1)	111
U.S. government bonds	26	3	-	-	29
Foreign government bonds	35	4	-	-	39
RMBS	284	19	4	(1)	300
CMBS	21	1	-	-	22
CLOs	21	-	-	-	21
State and municipal bonds	315	48	2	-	361
Hybrid and redeemable preferred securities	46	5	4	-	47
Total fixed maturity AFS securities	$7,163	$512	$116	$(2)	$7,561

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$6,247	$384	$199	$-	$6,432
ABS	135	2	5	(2)	134
U.S. government bonds	26	4	-	-	30
Foreign government bonds	39	4	-	-	43
RMBS	313	26	-	(2)	341
CMBS	30	1	-	-	31
CLOs	16	-	-	-	16
State and municipal bonds	296	48	1	-	343
Hybrid and redeemable preferred securities	80	11	2	-	89
Total fixed maturity AFS securities	$7,182	$480	$207	$(4)	$7,459

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2016, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$344	$351
Due after one year through five years	1,617	1,696
Due after five years through ten years	997	1,032
Due after ten years	3,768	4,028
Subtotal	6,726	7,107
Structured securities (ABS, MBS, CLOs)	437	454
Total fixed maturity AFS securities	$7,163	$7,561

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

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The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$1,296	$56	$266	$47	$1,562	$103
ABS	7	-	56	7	63	7
RMBS	56	4	12	-	68	4
State and municipal bonds	28	2	3	-	31	2
Hybrid and redeemable
preferred securities	4	-	12	4	16	4
Total fixed maturity AFS securities	$1,391	$62	$349	$58	$1,740	$120

Total number of AFS securities in an unrealized loss position						350

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$1,664	$130	$198	$69	$1,862	$199
ABS	18	-	69	8	87	8
RMBS	4	-	11	1	15	1
State and municipal bonds	5	-	3	1	8	1
Hybrid and redeemable
preferred securities	-	-	14	3	14	3
Total fixed maturity AFS securities	$1,691	$130	$295	$82	$1,986	$212

Total number of AFS securities in an unrealized loss position						412

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The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$24	$8	$-	4
Twelve months or greater	78	31	3	17
Total	$102	$39	$3	21

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$126	$60	$-	30
Six months or greater, but less than nine months	5	12	-	3
Nine months or greater, but less than twelve months	12	12	-	2
Twelve months or greater	38	16	2	9
Total	$181	$100	$2	44

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $92 million for the year ended December 31, 2016.  As discussed further below, we believe the unrealized loss position as of December 31, 2016, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2016, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2016, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2016, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2016, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

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Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$42	$43	$47
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	18	4	1
Credit losses on securities for which an OTTI was previously recognized	2	2	3
Decreases attributable to:
Securities sold, paid down or matured	(15)	(7)	(8)
Balance as of end-of-year	$47	$42	$43

During 2016,  2015 and 2014, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for 68% and 71% of mortgage loans on real estate as of December 31, 2016 and 2015, respectively.

There were no past due or impaired mortgage loans on real estate as of December 31, 2016 and 2015.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2016			As of December 31, 2015
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$640	95.5%	2.69	$560	96.7%	2.56
65% to 74%	30	4.5%	1.51	14	2.4%	1.79
75% to 100%	-	0.0%	0.00	5	0.9%	1.04
Total mortgage loans on real estate	$670	100.0%		$579	100.0%

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Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities	$371	$375	$374
Mortgage loans on real estate	26	26	25
Policy loans	19	21	21
Commercial mortgage loan prepayment and bond make-whole premiums	11	5	8
Investment income	427	427	428
Investment expense	(4)	(5)	(7)
Net investment income	$423	$422	$421

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities:
Gross gains	$4	$2	$4
Gross losses	(32)	(16)	(5)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(1)	-	(3)
Total realized gain (loss) related to certain investments, pre-tax	$(29)	$(14)	$(4)

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(18)	$(8)	$-
ABS	(1)	(2)	(3)
RMBS	(1)	(1)	(1)
Gross OTTI recognized in net income (loss)	(20)	(11)	(4)
Associated amortization of DAC, VOBA, DSI and DFEL	1	2	1
Net OTTI recognized in net income (loss), pre-tax	$(19)	$(9)	$(3)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$10	$7	$2
Change in DAC, VOBA, DSI and DFEL	(3)	(1)	-
Net portion of OTTI recognized in OCI, pre-tax	$7	$6	$2

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2016 and 2015, we reviewed our corporate bonds and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Determination of Credit Losses on MBS

As of December 31, 2016 and 2015, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by

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aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Investment Commitments

As of December 31, 2016, our investment commitments were $28 million, which included $24 million of mortgage loans on real estate and $4 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2016 and 2015, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $161 million and $209 million, respectively, or 2% of our invested assets portfolio, and our investments in securities issued by Fannie Mae with a fair value of $91 million and $103 million, respectively, or 1% of our invested assets portfolio.

As of December 31, 2016 and 2015, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $1.2 billion, or 14% of our invested assets portfolio, and our investments in the utilities industry with a fair value of $1.1 billion, or 13% of our invested assets portfolio.

Assets on Deposit

The company had investment assets on deposit with regulatory agencies with a fair market value of $13 million as of December 31, 2016 and 2015.

4.  Derivative Instruments

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.    While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the benefit reserves and embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

Our indexed annuity and indexed universal life (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index®.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.

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Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

Embedded derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2016			As of December 31, 2015
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
GLB reserves (1)	-	38	-	-	71	-
GLB reserves (2)	-	-	38	-	-	71
Reinsurance related (3)	-	12	-	-	11	-
Indexed annuity and IUL contracts (4)	-	-	1	-	-	2
Total embedded derivative instruments	$-	$50	$39	$-	$82	$73

(1)	Reported in other assets on our Balance Sheets.
(2)	Reported in other liabilities on our Balance Sheets.
(3)	Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The gains (losses) on embedded derivative instruments (in millions) recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Other assets - GLB reserves (1)	$(33)	$37	$70
Other liabilities - GLB reserves (1)	33	(37)	(70)
Reinsurance related (1)	-	-	1
Indexed annuity and IUL contracts (1)	1	-	-
Total embedded derivative instruments	$1	$-	$1

(1)	Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

Balance Sheet Offsetting

There is no offsetting on our Balance Sheets associated with our embedded derivative instruments.

5.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Current	$(49)	$31	$65
Deferred	119	5	4
Federal income tax expense (benefit)	$70	$36	$69

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Tax rate of 35% times pre-tax income	$79	$43	$76
Effect of:
Tax-preferred investment income	(8)	(6)	(6)
Tax credits	(1)	(1)	-
Change in uncertain tax positions	-	-	(1)
Federal income tax expense (benefit)	$70	$36	$69
Effective tax rate	31%	29%	32%

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The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits in 2016 and 2015 is attributable to foreign tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2016	2015
Current	$8	$(21)
Deferred	(474)	(309)
Total federal income tax asset (liability)	$(466)	$(330)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2016	2015
Deferred Tax Assets
Other	$1	$1
Total deferred tax assets	1	1
Deferred Tax Liabilities
DAC	101	127
VOBA	79	48
Net unrealized gain on AFS securities	139	98
Investment activity	5	4
Future contract benefits and other contract holder funds	141	22
Other	10	11
Total deferred tax liabilities	475	310
Net deferred tax asset (liability)	$(474)	$(309)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2016 and 2015, we have no unrecognized tax benefits.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2016,  2015 and 2014, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero, zero and $(2) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero as of December 31, 2016 and 2015.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2013 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$439	$377	$393
Deferrals	54	67	72
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(54)	(47)	(51)
Unlocking	(15)	(16)	5
Adjustment related to realized (gains) losses	-	(2)	(4)
Adjustment related to unrealized (gains) losses	(38)	60	(38)
Balance as of end-of-year	$386	$439	$377

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Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$137	$89	$193
Deferrals	-	-	1
Amortization:
Amortization, excluding unlocking	(33)	(29)	(50)
Unlocking	72	(9)	(1)
Accretion of interest (1)	10	10	13
Adjustment related to unrealized (gains) losses	39	76	(67)
Balance as of end-of-year	$225	$137	$89

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 5.7% to 6.6%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2016, was as follows:

2017	$26
2018	23
2019	22
2020	20
2021	19

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$10	$10	$11
Deferrals	-	1	1
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(1)	(2)	(2)
Adjustment related to unrealized (gains) losses	-	1	-
Balance as of end-of-year	$9	$10	$10

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$125	$85	$126
Deferrals	23	24	22
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(20)	(15)	(17)
Unlocking	(1)	(8)	(1)
Adjustment related to realized (gains) losses	2	-	-
Adjustment related to unrealized (gains) losses	2	39	(45)
Balance as of end-of-year	$131	$125	$85

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7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Direct insurance premiums and fee income	$660	$658	$640
Reinsurance ceded	(174)	(168)	(185)
Total insurance premiums and fee income	$486	$490	$455

Direct insurance benefits	$494	$564	$497
Reinsurance recoveries netted against benefits	(200)	(207)	(181)
Total benefits	$294	$357	$316

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 20, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2016,  the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2016.  As of December 31, 2016, approximately 41% of our total individual life in-force amount was reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2016, the reserves associated with these reinsurance arrangements totaled $3 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.    Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $439 million and $454 million as of December 31, 2016 and 2015, respectively.

During the fourth quarter of 2014, we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $72 million, of which $11 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $7 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $26 million and a reduction of DAC of $21 million.

8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

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The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2016		As of December 31, 2015
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$3	$7	$3

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2016.

9.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2016 (1)	2015 (1)
Return of Net Deposits
Total account value	$4,026	$3,766
Net amount at risk (2)	42	63
Average attained age of contract holders	61 years	61 years

Minimum Return
Average attained age of contract holders	86 years	84 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$1,219	$1,205
Net amount at risk (2)	30	60
Average attained age of contract holders	68 years	67 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$3	$2	$2
Changes in reserves	1	2	-
Benefits paid	(1)	(1)	-
Balance as of end-of-year	$3	$3	$2

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Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2016	2015
Asset Type
Domestic equity	$1,907	$1,694
International equity	681	697
Bonds	1,214	1,106
Money market	533	568
Total	$4,335	$4,065

Percent of total variable annuity
separate account values	92%	92%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 31% and 29% of total life insurance in-force reserves as of December 31, 2016 and 2015, respectively.

10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

From time to time we may have various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2016.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY’s financial condition.

Helen Hanks v. The Lincoln Life and Annuity Company of New York and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

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Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., pending in the U.S. District Court for the Eastern District of Washington, No. 2:17-cv-00048, is a putative class action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs allege that Lincoln breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs seek to represent multiple subclasses of policy owners and seek damages on their behalf.  We are vigorously defending this matter.

Commitments

Vulnerability from Concentrations

As of December 31, 2016, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the year ended December 31, 2016, approximately 91% of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(6) million and $(8) million as of December 31, 2016 and 2015, respectively.

11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$93	$262	$132
Unrealized holding gains (losses) arising during the year	95	(456)	330
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1	173	(134)
Income tax benefit (expense)	(35)	105	(69)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(28)	(14)	(1)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	-	(3)
Income tax benefit (expense)	11	5	1
Balance as of end-of-year	$173	$93	$262
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$(1)	$4	$-
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(10)	(7)	(2)
Change in DAC, VOBA, DSI and DFEL	3	1	-
Income tax benefit (expense)	2	(3)	1
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	12	8	10
Change in DAC, VOBA, DSI and DFEL	1	(2)	(2)
Income tax benefit (expense)	(2)	(2)	(3)
Balance as of end-of-year	$5	$(1)	$4
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$1	$1	$1
Balance as of end-of-year	$1	$1	$1

33

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(28)	$(14)	$(1)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	-	(3)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(30)	(14)	(4)	operations before taxes
Income tax benefit (expense)	11	5	1	Federal income tax expense (benefit)
Reclassification, net of income tax	$(19)	$(9)	$(3)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$1	$1	$10	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(2)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	1	1	8	operations before taxes
Income tax benefit (expense)	-	-	(3)	Federal income tax expense (benefit)
Reclassification, net of income tax	$1	$1	$5	Net income (loss)

12.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Total realized gain (loss) related to certain investments (1)	$(29)	$(14)	$(4)
GLB reserves embedded derivatives results:
Gross gain (loss)	(10)	(9)	(7)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(1)	(1)
Total realized gain (loss)	$(41)	$(24)	$(12)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 3.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Commissions	$77	$91	$96
General and administrative expenses	82	73	74
Expenses associated with reserve financing and unrelated letters of credit	5	-	-
DAC and VOBA deferrals and interest, net of amortization	(34)	24	11
Taxes, licenses and fees	17	16	10
Total	$147	$204	$191

14.  Retirement and Deferred Compensation Plans

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC and LNL for certain employees and agents.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  Our expense for these plans was $3 million for the year ended December 31, 2016, and less than $1 million for the years ended December 31, 2015 and 2014.

We also participate in other postretirement benefit plans sponsored by LNC and LNL that provide health care and life insurance to certain retired employees and agents.  Our expense for these plans was less than $1 million for the years ended December 31, 2016, 2015 and 2014.

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Participation in Defined Contribution Plans

We participate in tax-qualified defined contribution plans for eligible employees and agents that are sponsored by LNC and LNL.  Our expense for these plans was $3 million for the years ended December 31, 2016, 2015 and 2014.

Participation in Deferred Compensation Plans

LNC and LNL sponsor non-qualified, unfunded, deferred compensation plans for certain current and former employees, agents and non-employee directors in which we participate.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $1 million for the year ended December 31, 2016, and less than $1 million for the years ended December 31, 2015 and 2014.

15.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights and restricted stock units.  LNC issues new shares to satisfy option exercises.  Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2016, 2015 and 2014.

16.  Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2016	2015
U.S. capital and surplus	$1,207	$512

	For the Years Ended December 31,
	2016	2015	2014
U.S. net gain (loss) from operations, after-tax	$395	$(50)	$41
U.S. net income (loss)	379	(55)	39

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions.

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to unfavorable reserve development in variable annuities due to lower forward interest rates as well as the one-time benefit from the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities.

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The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2016	2015
State Prescribed Practices
Calculation of reserves using continuous CARVM	$-	$(1)
Conservative valuation rate on certain annuities	(2)	(2)

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, which was effective as of December 31, 2013, impacts the Company.  Although the Company discontinued the sale of these products in early 2013, the change affected those policies previously sold. We began phasing in the increase in reserves in 2013 at $90 million per year over five years. As of December 31, 2016, we had increased reserves by $360 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2016, the Company’s RBC ratio was approximately eight times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of $120 million in 2017 without New York Department of Insurance approval.

17.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities – fixed maturity securities	$7,561	$7,561	$7,459	$7,459
Mortgage loans on real estate	670	666	579	592
Cash and invested cash	161	161	15	15
Reinsurance related embedded derivatives	12	12	11	11
Other assets – reinsurance recoverable	38	38	71	71
Separate account assets	5,294	5,294	4,883	4,883

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1)	(1)	(2)	(2)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(39)	(39)	(43)	(43)
Account values of certain investment contracts	(1,273)	(1,474)	(1,292)	(1,493)
Other liabilities – GLB reserves embedded derivatives (1)	(38)	(38)	(71)	(71)

(1)	GLB reserves embedded derivatives are fully ceded to LNL.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.

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Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2016 and 2015, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2016 or 2015, and we noted no changes in our valuation methodologies between these periods.

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The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$6,559	$72	$6,631
ABS	-	110	1	111
U.S. government bonds	28	1	-	29
Foreign government bonds	-	37	2	39
RMBS	-	300	-	300
CMBS	-	22	-	22
CLOs	-	21	-	21
State and municipal bonds	-	361	-	361
Hybrid and redeemable preferred securities	-	45	2	47
Cash and invested cash	-	161	-	161
Reinsurance related embedded derivatives	-	12	-	12
Other assets – reinsurance recoverable	-	-	38	38
Separate account assets	51	5,243	-	5,294
Total assets	$79	$12,872	$115	$13,066

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1)	$(1)
Other liabilities – GLB reserves embedded derivatives	-	-	(38)	(38)
Total liabilities	$-	$-	$(39)	$(39)

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	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$5	$6,365	$62	$6,432
ABS	-	134	-	134
U.S. government bonds	29	1	-	30
Foreign government bonds	-	42	2	44
RMBS	-	341	-	341
CMBS	-	30	1	31
CLOs	-	5	11	16
State and municipal bonds	-	342	-	342
Hybrid and redeemable preferred securities	-	87	2	89
Cash and invested cash	-	15	-	15
Reinsurance related embedded derivatives	-	-	11	11
Other assets – reinsurance recoverable	-	-	71	71
Separate account assets	53	4,830	-	4,883
Total assets	$87	$12,192	$160	$12,439

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities – GLB reserves embedded derivatives	-	-	(71)	(71)
Total liabilities	$-	$-	$(73)	$(73)

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The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$62	$5	$2	$3	$-	$72
ABS	-	-	-	-	1	1
Foreign government bonds	2	-	-	-	-	2
RMBS	-	-	-	7	(7)	-
CMBS	1	-	-	(1)	-	-
CLOs	11	-	-	10	(21)	-
Hybrid and redeemable
preferred securities	2	-	-	-	-	2
Other assets – reinsurance recoverable (4)	71	(33)	-	-	-	38
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(2)	1	-	-	-	(1)
Other liabilities – GLB reserves
embedded derivatives (4)	(71)	33	-	-	-	(38)
Total, net	$76	$6	$2	$19	$(27)	$76

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$66	$4	$(8)	$(12)	$12	$62
Foreign government bonds	2	-	-	-	-	2
CMBS	1	1	1	(1)	(1)	1
CLOs	11	-	-	5	(5)	11
Hybrid and redeemable
preferred securities	-	-	1	-	1	2
Other assets - reinsurance recoverable (4)	34	37	-	-	-	71
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(2)	-	-	-	-	(2)
Other liabilities – GLB reserves
embedded derivatives (4)	(34)	(37)	-	-	-	(71)
Total, net	$78	$5	$(6)	$(8)	$7	$76

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	For the Year Ended December 31, 2014
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$73	$4	$-	$23	$(34)	$66
Foreign government bonds	2	-	-	-	-	2
CMBS	2	-	-	(1)	-	1
CLOs	11	-	-	-	-	11
Hybrid and redeemable
preferred securities	1	-	-	-	(1)	-
Other assets: (4)
GLB reserves embedded derivatives	36	(70)	-	-	34	-
Reinsurance recoverable	-	34	-	-	-	34
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	-	(1)	-	(1)	-	(2)
Other liabilities – GLB reserves
embedded derivatives (4)	(36)	36	-	-	(34)	(34)
Total, net	$89	$3	$-	$21	$(35)	$78

(1)

Transfers into or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-year.  For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Balance Sheets.
(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$13	$-	$-	$(1)	$(9)	$3
RMBS	7	-	-	-	-	7
CMBS	-	(1)	-	-	-	(1)
CLOs	10	-	-	-	-	10
Total, net	$30	$(1)	$-	$(1)	$(9)	$19

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$(4)	$(7)	$(1)	$-	$(12)
CMBS	-	-	-	(1)	-	(1)
CLOs	5	-	-	-	-	5
Total, net	$5	$(4)	$(7)	$(2)	$-	$(8)

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	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$25	$(1)	$-	$(1)	$-	$23
CMBS	-	-	-	(1)	-	(1)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1)	-	-	-	-	(1)
Total, net	$24	$(1)	$-	$(2)	$-	$21

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Embedded derivatives:
Other assets – GLB reserves	$54	$16	$52
Other liabilities – GLB reserves	(54)	(16)	(52)
Total, net (1)	$-	$-	$-

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

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The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$16	$(16)	$-
ABS	1	-	1
RMBS	-	(7)	(7)
CMBS	-	-	-
CLOs	-	(21)	(21)
Total, net	$17	$(44)	$(27)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$12	$-	$12
CMBS	-	(1)	(1)
CLOs	-	(5)	(5)
Hybrid and redeemable preferred securities	1	-	1
Total, net	$13	$(6)	$7

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$16	$(50)	$(34)
Hybrid and redeemable preferred securities	-	(1)	(1)
Other assets – GLB reserves
embedded derivatives	34	-	34
Other liabilities – GLB reserves
embedded derivatives	-	(34)	(34)
Total, net	$50	$(85)	$(35)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2016, 2015 and 2014, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2016, 2015 and 2014, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

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The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2016:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$64	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	18.6%
Foreign government bonds	2	Discounted cash flow	Liquidity/duration adjustment (1)	2.5%	-	2.5%
Other assets – reinsurance
recoverable	38	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB reserves
embedded derivatives	(38)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

44

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Reinsurance recoverable asset – An increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

18.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements; and
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

45

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Operating revenues:
Annuities	$164	$161	$141
Retirement Plan Services	66	63	61
Life Insurance	597	602	637
Group Protection	80	94	103
Other Operations	10	1	2
Excluded realized gain (loss), pre-tax	(49)	(33)	(18)
Total revenues	$868	$888	$926

	For the Years Ended December 31,
	2016	2015	2014
Net Income (Loss)
Income (loss) from operations:
Annuities	$47	$46	$43
Retirement Plan Services	3	3	3
Life Insurance	131	60	110
Group Protection	2	(1)	-
Other Operations	5	1	3
Excluded realized gain (loss), after-tax	(32)	(21)	(12)
Net income (loss)	$156	$88	$147

46

	For the Years Ended December 31,
	2016	2015	2014
Net Investment Income
Annuities	$49	$51	$54
Retirement Plan Services	59	56	55
Life Insurance	295	305	301
Group Protection	10	9	9
Other Operations	10	1	2
Total net investment income	$423	$422	$421

	For the Years Ended December 31,
	2016	2015	2014
Amortization of DAC and VOBA, Net of Interest
Annuities	$17	$14	$13
Retirement Plan Services	1	-	1
Life Insurance	(3)	73	68
Group Protection	5	4	2
Total amortization of DAC and VOBA, net of interest	$20	$91	$84

	For the Years Ended December 31,
	2016	2015	2014
Federal Income Tax Expense (Benefit)
Annuities	$12	$16	$13
Retirement Plan Services	1	1	-
Life Insurance	70	31	58
Group Protection	1	(1)	-
Other Operations	3	-	4
Excluded realized gain (loss)	(17)	(11)	(6)
Total federal income tax expense (benefit)	$70	$36	$69

	As of December 31,
	2016	2015
Assets
Annuities	$5,647	$5,542
Retirement Plan Services	1,976	1,829
Life Insurance	8,290	7,293
Group Protection	167	187
Other Operations	777	(149)
Total assets	$16,857	$14,702

47

19.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Income taxes paid (received)	$(21)	$65	$52

20.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2016	2015
Assets with affiliates:
Service agreement receivable	$2	$7	Other assets
Ceded reinsurance contracts	52	40	Reinsurance recoverables
			Reinsurance related embedded
Ceded reinsurance contracts	12	11	derivatives
Ceded reinsurance contracts	47	80	Other assets

Liabilities with affiliates:
Service agreement payable	5	-	Other liabilities
Ceded reinsurance contracts	3	3	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts	$(6)	$(6)	$(9)	Insurance premiums
Fees for management of general account	(4)	(5)	(6)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(33)	37	70	Realized gain (loss)
Other gains (losses)	21	(48)	(78)	Realized gain (loss)

Benefits and expenses with affiliates:
Benefits on assumed (recoveries on ceded) reinsurance
contracts	(10)	(9)	5	Benefits
				Commissions and
Service agreement payments	80	68	70	other expenses

Service Agreement

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  investments by product, assets under management, weighted policies in force, headcount and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.  As discussed in Note  4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

21.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2017, the date the financial statements were available to be issued.  On March 20, 2017, LNY paid a cash dividend in the amount of $120 million to LNL.  Management identified no other items or events required for disclosure.

48

Lincoln New York Account N For Variable Annuities

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities

December 31, 2016

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
AB VPS Global Thematic Growth Portfolio Class B	$1,731,767	$2,649	$1,734,416	$—	$156	$1,734,260
AB VPS Large Cap Growth Portfolio Class B	295,092	—	295,092	—	25	295,067
AB VPS Small/Mid Cap Value Portfolio Class B	10,219,532	—	10,219,532	5,666	927	10,212,939
Alps|Alerian Energy Infrastructure Portfolio Class III	124,016	—	124,016	—	10	124,006
Alps|Red Rocks Listed Private Equity Portfolio Class III	41,491	—	41,491	—	3	41,488
Alps|Stadion Tactical Defensive Portfolio Class III	41,313	—	41,313	—	3	41,310
Alps|Stadion Tactical Growth Portfolio Class III	83,233	—	83,233	—	6	83,227
American Century VP Balanced Fund Class II	1,367,090	—	1,367,090	—	108	1,366,982
American Funds Asset Allocation Fund Class 1	3,446	—	3,446	—	—	3,446
American Funds Asset Allocation Fund Class 4	4,328,486	—	4,328,486	—	299	4,328,187
American Funds Blue Chip Income and Growth Fund Class 1	99,558	—	99,558	—	9	99,549
American Funds Blue Chip Income and Growth Fund Class 4	613,119	—	613,119	—	40	613,079
American Funds Bond Fund Class 1	29,933	—	29,933	—	1	29,932
American Funds Capital Income Builder Fund Class 1	21,450	—	21,450	—	1	21,449
American Funds Capital Income Builder Fund Class 4	1,150,112	—	1,150,112	—	82	1,150,030
American Funds Global Bond Fund Class 1	25,683	—	25,683	—	1	25,682
American Funds Global Growth Fund Class 2	11,115,383	—	11,115,383	65	1,033	11,114,285
American Funds Global Growth Fund Class 4	405,838	—	405,838	—	27	405,811
American Funds Global Growth and Income Fund Class 1	51,891	—	51,891	—	2	51,889
American Funds Global Small Capitalization Fund Class 1	11,069	—	11,069	—	—	11,069
American Funds Global Small Capitalization Fund Class 2	8,065,308	516	8,065,824	—	671	8,065,153
American Funds Global Small Capitalization Fund Class 4	212,531	—	212,531	—	14	212,517
American Funds Growth Fund Class 1	41,155	—	41,155	—	1	41,154
American Funds Growth Fund Class 2	56,035,246	—	56,035,246	16,241	5,201	56,013,804
American Funds Growth Fund Class 4	2,718,505	—	2,718,505	—	177	2,718,328
American Funds Growth-Income Fund Class 1	91,926	—	91,926	—	5	91,921
American Funds Growth-Income Fund Class 2	59,059,595	—	59,059,595	15,451	5,360	59,038,784
American Funds Growth-Income Fund Class 4	2,205,205	—	2,205,205	—	153	2,205,052
American Funds High-Income Bond Fund Class 1	17,765	—	17,765	—	1	17,764
American Funds International Fund Class 1	86,499	—	86,499	—	5	86,494
American Funds International Fund Class 2	22,024,263	—	22,024,263	6,063	1,946	22,016,254
American Funds International Fund Class 4	1,353,494	—	1,353,494	—	84	1,353,410
American Funds International Growth and Income Fund Class 1	15,723	—	15,723	—	1	15,722
American Funds Managed Risk Asset Allocation Fund Class P1	7,181	—	7,181	—	—	7,181
American Funds Managed Risk Asset Allocation Fund Class P2	9,435,295	—	9,435,295	1,270	752	9,433,273
American Funds Mortgage Fund Class 4	296,246	—	296,246	—	21	296,225
American Funds New World Fund Class 1	27,425	—	27,425	—	2	27,423
American Funds New World Fund Class 4	699,252	—	699,252	—	42	699,210

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
BlackRock Global Allocation V.I. Fund Class I	$28,102	$—	$28,102	$—	$1	$28,101
BlackRock Global Allocation V.I. Fund Class III	56,032,521	—	56,032,521	2,938	5,071	56,024,512
BlackRock iShares Alternative Strategies V.I. Fund Class III	83,190	—	83,190	—	5	83,185
Catalyst Dividend Capture VA Fund	28,833	—	28,833	—	2	28,831
ClearBridge Variable Aggressive Growth Portfolio Class II	252,204	—	252,204	—	16	252,188
ClearBridge Variable Mid Cap Portfolio Class II	1,067,447	—	1,067,447	—	81	1,067,366
Delaware VIP Diversified Income Series Standard Class	87,507	—	87,507	—	5	87,502
Delaware VIP Diversified Income Series Service Class	81,405,634	32,715	81,438,349	—	7,169	81,431,180
Delaware VIP Emerging Markets Series Service Class	14,525,799	12,701	14,538,500	—	1,307	14,537,193
Delaware VIP High Yield Series Standard Class	378,216	—	378,216	—	31	378,185
Delaware VIP High Yield Series Service Class	6,938,130	—	6,938,130	—	628	6,937,502
Delaware VIP Limited-Term Diversified Income Series Standard Class	13,266	—	13,266	—	—	13,266
Delaware VIP Limited-Term Diversified Income Series Service Class	38,356,669	18,492	38,375,161	—	3,318	38,371,843
Delaware VIP REIT Series Standard Class	605,079	—	605,079	—	46	605,033
Delaware VIP REIT Series Service Class	11,168,791	—	11,168,791	7,363	964	11,160,464
Delaware VIP Small Cap Value Series Standard Class	736,870	—	736,870	—	57	736,813
Delaware VIP Small Cap Value Series Service Class	19,263,261	—	19,263,261	27,574	1,774	19,233,913
Delaware VIP Smid Cap Growth Series Standard Class	443,876	—	443,876	—	35	443,841
Delaware VIP Smid Cap Growth Series Service Class	10,672,083	2,218	10,674,301	—	914	10,673,387
Delaware VIP U.S. Growth Series Service Class	5,840,660	1,886	5,842,546	—	462	5,842,084
Delaware VIP Value Series Standard Class	82,211	—	82,211	—	7	82,204
Delaware VIP Value Series Service Class	12,321,684	—	12,321,684	3,246	1,140	12,317,298
Deutsche Alternative Asset Allocation VIP Portfolio Class A	16,206	—	16,206	—	1	16,205
Deutsche Alternative Asset Allocation VIP Portfolio Class B	4,351,913	3,570	4,355,483	—	375	4,355,108
Deutsche Equity 500 Index VIP Portfolio Class A	1,221,229	—	1,221,229	126	107	1,220,996
Deutsche Small Cap Index VIP Portfolio Class A	331,584	—	331,584	—	29	331,555
Eaton Vance VT Floating-Rate Income Fund Initial Class	433,691	—	433,691	—	31	433,660
Fidelity VIP Contrafund Portfolio Service Class 2	43,443,224	—	43,443,224	2,547	3,964	43,436,713
Fidelity VIP Growth Portfolio Initial Class	218,230	—	218,230	—	17	218,213
Fidelity VIP Growth Portfolio Service Class 2	7,983,172	1,585	7,984,757	—	718	7,984,039
Fidelity VIP Mid Cap Portfolio Service Class 2	33,028,268	—	33,028,268	10,189	3,012	33,015,067
Fidelity VIP Strategic Income Portfolio Service Class 2	474,558	—	474,558	—	31	474,527
First Trust Dorsey Wright Tactical Core Portfolio Class I	16,917	—	16,917	—	1	16,916
First Trust Multi Income Allocation Portfolio Class I	145,170	—	145,170	—	9	145,161
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	1,978,426	—	1,978,426	—	122	1,978,304

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
Franklin Founding Funds Allocation VIP Fund Class 4	$487,731	$—	$487,731	$—	$29	$487,702
Franklin Income VIP Fund Class 2	30,311,481	—	30,311,481	6,851	2,714	30,301,916
Franklin Income VIP Fund Class 4	1,176,200	—	1,176,200	—	82	1,176,118
Franklin Mutual Shares VIP Fund Class 2	17,959,063	—	17,959,063	5,613	1,519	17,951,931
Franklin Mutual Shares VIP Fund Class 4	194,965	—	194,965	—	14	194,951
Franklin Rising Dividends VIP Fund Class 4	596,396	—	596,396	—	36	596,360
Franklin Small Cap Value VIP Fund Class 4	129,563	—	129,563	—	8	129,555
Franklin Small-Mid Cap Growth VIP Fund Class 4	193,271	—	193,271	—	13	193,258
Goldman Sachs VIT Large Cap Value Fund Service Shares	1,498,210	—	1,498,210	646	83	1,497,481
Goldman Sachs VIT Government Money Market Fund Service Shares	839,935	—	839,935	—	52	839,883
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	167,741	—	167,741	—	10	167,731
Goldman Sachs VIT Strategic Income Fund Advisor Shares	66,328	—	66,328	—	4	66,324
Guggenheim Long Short Equity Fund	231,426	—	231,426	—	14	231,412
Guggenheim Multi-Hedge Strategies Fund	166,469	—	166,469	—	10	166,459
Hartford Capital Appreciation HLS Fund Class IC	340,343	—	340,343	—	21	340,322
Invesco V.I. American Franchise Fund Series I	77,931	—	77,931	—	8	77,923
Invesco V.I. American Franchise Fund Series II	14,765	—	14,765	—	1	14,764
Invesco V.I. Balanced-Risk Allocation Fund Series II	539,717	—	539,717	—	38	539,679
Invesco V.I. Comstock Fund Series II	76,153	—	76,153	—	5	76,148
Invesco V.I. Core Equity Fund Series I	133,802	—	133,802	—	10	133,792
Invesco V.I. Core Equity Fund Series II	919	—	919	—	—	919
Invesco V.I. Diversified Dividend Fund Series II	504,769	—	504,769	—	33	504,736
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	730,513	—	730,513	—	48	730,465
Invesco V.I. Equity and Income Fund Series II	422,363	—	422,363	—	25	422,338
Invesco V.I. International Growth Fund Series I	35,310	—	35,310	—	3	35,307
Invesco V.I. International Growth Fund Series II	1,359,753	283	1,360,036	—	116	1,359,920
Ivy VIP Asset Strategy Portfolio	413,100	—	413,100	—	28	413,072
Ivy VIP Energy Portfolio	83,289	—	83,289	—	5	83,284
Ivy VIP High Income Portfolio	734,323	—	734,323	—	46	734,277
Ivy VIP Micro Cap Growth Portfolio	91,042	—	91,042	—	4	91,038
Ivy VIP Mid Cap Growth Portfolio	196,829	—	196,829	—	12	196,817
Ivy VIP Science and Technology Portfolio	329,379	—	329,379	—	21	329,358
Janus Aspen Balanced Portfolio Service Shares	669,427	—	669,427	—	58	669,369
Janus Aspen Enterprise Portfolio Service Shares	332,248	—	332,248	—	28	332,220
Janus Aspen Global Research Portfolio Service Shares	11,090	—	11,090	—	1	11,089
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	272,222	—	272,222	—	22	272,200
JPMorgan Insurance Trust Income Builder Portfolio Class 2	123,667	—	123,667	—	10	123,657
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	236,698	—	236,698	—	15	236,683
Lord Abbett Bond Debenture Portfolio Class VC	322,360	—	322,360	—	20	322,340

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
Lord Abbett Developing Growth Portfolio Class VC	$136,925	$—	$136,925	$—	$9	$136,916
Lord Abbett Fundamental Equity Portfolio Class VC	81,391	—	81,391	—	4	81,387
Lord Abbett Short Duration Income Portfolio Class VC	640,348	—	640,348	—	45	640,303
LVIP American Balanced Allocation Fund Standard Class	6,804	—	6,804	—	—	6,804
LVIP American Balanced Allocation Fund Service Class	2,826,903	—	2,826,903	—	177	2,826,726
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	19,124,914	5,088	19,130,002	—	1,675	19,128,327
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	6,894	—	6,894	—	—	6,894
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	2,420,672	404	2,421,076	—	194	2,420,882
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	220,246	—	220,246	—	8	220,238
LVIP American Global Growth Allocation Managed Risk Fund Service Class	8,656,786	1,313	8,658,099	—	670	8,657,429
LVIP American Global Growth Fund Service Class II	4,472,392	1,454	4,473,846	—	397	4,473,449
LVIP American Global Small Capitalization Fund Service Class II	2,744,753	1,016	2,745,769	—	239	2,745,530
LVIP American Growth Allocation Fund Service Class	763,565	—	763,565	—	51	763,514
LVIP American Growth Fund Service Class II	14,669,513	—	14,669,513	2,971	1,339	14,665,203
LVIP American Growth-Income Fund Service Class II	14,233,982	545	14,234,527	—	1,287	14,233,240
LVIP American Income Allocation Fund Standard Class	54,725	—	54,725	—	5	54,720
LVIP American International Fund Service Class II	6,419,746	6,593	6,426,339	—	598	6,425,741
LVIP American Preservation Fund Service Class	108,805	—	108,805	—	7	108,798
LVIP Baron Growth Opportunities Fund Service Class	9,354,188	242	9,354,430	—	885	9,353,545
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	56,547,236	56,656	56,603,892	—	4,984	56,598,908
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	78,520,616	—	78,520,616	58,934	6,990	78,454,692
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	8,765,622	6,916	8,772,538	—	896	8,771,642
LVIP BlackRock Inflation Protected Bond Fund Standard Class	33,950	—	33,950	—	1	33,949
LVIP BlackRock Inflation Protected Bond Fund Service Class	50,350,935	41,335	50,392,270	—	4,538	50,387,732
LVIP BlackRock Multi-Asset Income Fund Service Class	303,470	—	303,470	—	20	303,450
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	8,909,198	4,536	8,913,734	—	727	8,913,007

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP Blended Core Equity Managed Volatility Fund Standard Class	$4,262	$—	$4,262	$—	$—	$4,262
LVIP Blended Core Equity Managed Volatility Fund Service Class	17,201,438	2,533	17,203,971	—	1,526	17,202,445
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	98,906	—	98,906	—	10	98,896
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	33,419,551	3,733	33,423,284	—	2,892	33,420,392
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	3,439	—	3,439	—	—	3,439
LVIP Blended Mid Cap Managed Volatility Fund Service Class	33,691,919	—	33,691,919	1,741	2,944	33,687,234
LVIP Clarion Global Real Estate Fund Service Class	6,645,056	9,100	6,654,156	—	571	6,653,585
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	6,121,668	965	6,122,633	—	509	6,122,124
LVIP Delaware Bond Fund Standard Class	4,630,346	—	4,630,346	12,989	408	4,616,949
LVIP Delaware Bond Fund Service Class	145,547,815	88,426	145,636,241	—	12,451	145,623,790
LVIP Delaware Diversified Floating Rate Fund Standard Class	44,513	—	44,513	—	2	44,511
LVIP Delaware Diversified Floating Rate Fund Service Class	40,551,250	16,949	40,568,199	—	3,590	40,564,609
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	157,689	—	157,689	—	13	157,676
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	1,755,241	—	1,755,241	31	157	1,755,053
LVIP Delaware Social Awareness Fund Standard Class	329,943	—	329,943	—	29	329,914
LVIP Delaware Social Awareness Fund Service Class	3,546,430	—	3,546,430	64	307	3,546,059
LVIP Delaware Special Opportunities Fund Service Class	3,215,652	—	3,215,652	3,311	299	3,212,042
LVIP Dimensional International Equity Managed Volatility Fund Service Class	14,188,717	22,606	14,211,323	—	1,300	14,210,023
LVIP Dimensional International Core Equity Fund Service Class	570,900	4	570,904	—	50	570,854
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	3,477	—	3,477	—	—	3,477
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	2,000,280	—	2,000,280	20	183	2,000,077
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	448,408	—	448,408	—	42	448,366
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	29,513,200	26,362	29,539,562	—	2,625	29,536,937
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	4,301	—	4,301	—	—	4,301
LVIP Dimensional/Vanguard Total Bond Fund Service Class	37,783,766	8,715	37,792,481	—	3,271	37,789,210
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	53,842,619	5,351	53,847,970	—	4,678	53,843,292
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	169,057	—	169,057	—	10	169,047

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	$13,368	$—	$13,368	$—	$—	$13,368
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	21,432,779	9,092	21,441,871	—	1,822	21,440,049
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	185,915	—	185,915	—	17	185,898
LVIP Global Conservative Allocation Managed Risk Fund Service Class	100,969,955	—	100,969,955	1,681	9,218	100,959,056
LVIP Global Growth Allocation Managed Risk Fund Standard Class	6,871	—	6,871	—	—	6,871
LVIP Global Growth Allocation Managed Risk Fund Service Class	410,004,322	—	410,004,322	106,388	35,949	409,861,985
LVIP Global Income Fund Service Class	31,415,525	16,408	31,431,933	—	2,890	31,429,043
LVIP Global Moderate Allocation Managed Risk Fund Service Class	398,517,990	—	398,517,990	143,460	35,487	398,339,043
LVIP Goldman Sachs Income Builder Fund Service Class	35,861	—	35,861	—	2	35,859
LVIP Government Money Market Fund Standard Class	1,020,648	—	1,020,648	2,104	86	1,018,458
LVIP Government Money Market Fund Service Class	22,437,539	—	22,437,539	107,207	2,192	22,328,140
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	21,085,705	28,384	21,114,089	—	1,770	21,112,319
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	4,231	—	4,231	—	—	4,231
LVIP Invesco Select Equity Managed Volatility Fund Service Class	6,696,628	69	6,696,697	—	557	6,696,140
LVIP JPMorgan High Yield Fund Service Class	8,840,143	—	8,840,143	873	737	8,838,533
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	31,579	—	31,579	—	1	31,578
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	39,360,625	43,756	39,404,381	—	3,397	39,400,984
LVIP Managed Risk Profile 2010 Fund Service Class	333,653	—	333,653	—	29	333,624
LVIP Managed Risk Profile 2020 Fund Service Class	259,208	—	259,208	—	26	259,182
LVIP Managed Risk Profile 2030 Fund Service Class	151,870	—	151,870	—	16	151,854
LVIP Managed Risk Profile 2040 Fund Service Class	31,797	—	31,797	—	3	31,794
LVIP MFS International Growth Fund Service Class	5,688,501	7,338	5,695,839	—	487	5,695,352
LVIP MFS International Equity Managed Volatility Fund Service Class	16,479,273	7,912	16,487,185	—	1,467	16,485,718
LVIP MFS Value Fund Service Class	20,612,072	2,338	20,614,410	—	1,694	20,612,716
LVIP Mondrian International Value Fund Standard Class	847,151	—	847,151	8	76	847,067
LVIP Mondrian International Value Fund Service Class	10,498,007	5,827	10,503,834	—	940	10,502,894
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	2,195,366	—	2,195,366	—	186	2,195,180
LVIP PIMCO Low Duration Bond Fund Standard Class	4,751	—	4,751	—	—	4,751

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP PIMCO Low Duration Bond Fund Service Class	$30,351,856	$22,166	$30,374,022	$—	$2,655	$30,371,367
LVIP Select Core Equity Managed Volatility Fund Standard Class	4,253	—	4,253	—	—	4,253
LVIP Select Core Equity Managed Volatility Fund Service Class	34,500,357	15,010	34,515,367	—	3,121	34,512,246
LVIP SSGA Bond Index Fund Standard Class	80,669	—	80,669	—	7	80,662
LVIP SSGA Bond Index Fund Service Class	48,387,359	—	48,387,359	152,007	4,521	48,230,831
LVIP SSGA Conservative Index Allocation Fund Service Class	6,934,486	210	6,934,696	—	622	6,934,074
LVIP SSGA Conservative Structured Allocation Fund Service Class	9,269,507	—	9,269,507	35	834	9,268,638
LVIP SSGA Developed International 150 Fund Service Class	6,722,057	—	6,722,057	14,380	626	6,707,051
LVIP SSGA Emerging Markets 100 Fund Standard Class	12,378	—	12,378	—	—	12,378
LVIP SSGA Emerging Markets 100 Fund Service Class	6,987,561	—	6,987,561	7,951	651	6,978,959
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	67,925,569	—	67,925,569	14,012	6,215	67,905,342
LVIP SSGA International Index Fund Service Class	10,618,860	—	10,618,860	10,985	992	10,606,883
LVIP SSGA International Managed Volatility Fund Standard Class	1,733	—	1,733	—	—	1,733
LVIP SSGA International Managed Volatility Fund Service Class	23,523,022	—	23,523,022	4,508	2,051	23,516,463
LVIP SSGA Large Cap 100 Fund Service Class	16,464,193	—	16,464,193	33,219	1,521	16,429,453
LVIP SSGA Large Cap Managed Volatility Fund Service Class	23,292,125	—	23,292,125	10,097	2,051	23,279,977
LVIP SSGA Moderate Index Allocation Fund Service Class	19,761,127	126,821	19,887,948	—	1,779	19,886,169
LVIP SSGA Moderate Structured Allocation Fund Service Class	51,572,818	—	51,572,818	13,955	4,717	51,554,146
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	12,528,528	—	12,528,528	197	1,098	12,527,233
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	21,959,846	—	21,959,846	51,139	2,008	21,906,699
LVIP SSGA S&P 500 Index Fund Standard Class	1,513,491	—	1,513,491	—	140	1,513,351
LVIP SSGA S&P 500 Index Fund Service Class	51,178,558	—	51,178,558	44,142	4,516	51,129,900
LVIP SSGA Small-Cap Index Fund Standard Class	1,496	—	1,496	—	—	1,496
LVIP SSGA Small-Cap Index Fund Service Class	14,893,093	—	14,893,093	10,566	1,361	14,881,166
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	13,951	—	13,951	—	—	13,951
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	24,900,738	64,999	24,965,737	—	2,236	24,963,501
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	26,251	—	26,251	—	2	26,249
LVIP SSGA Small-Mid Cap 200 Fund Service Class	6,367,186	—	6,367,186	16,337	585	6,350,264
LVIP T. Rowe Price Growth Stock Fund Service Class	15,527,914	7,176	15,535,090	—	1,398	15,533,692
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	108,483	—	108,483	—	11	108,472

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	$6,249,659	$—	$6,249,659	$904	$547	$6,248,208
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	34,633,125	—	34,633,125	2,975	3,160	34,626,990
LVIP Vanguard Domestic Equity ETF Fund Standard Class	2,872	—	2,872	—	—	2,872
LVIP Vanguard Domestic Equity ETF Fund Service Class	8,562,510	—	8,562,510	15,812	742	8,545,956
LVIP Vanguard International Equity ETF Fund Service Class	4,430,703	4,805	4,435,508	—	385	4,435,123
LVIP Wellington Capital Growth Fund Service Class	4,564,475	911	4,565,386	—	311	4,565,075
LVIP Wellington Mid-Cap Value Fund Service Class	5,308,785	—	5,308,785	2,747	459	5,305,579
MFS VIT Growth Series Initial Class	63,608	—	63,608	—	5	63,603
MFS VIT Growth Series Service Class	3,719,167	—	3,719,167	33	375	3,718,759
MFS VIT Total Return Series Initial Class	379,418	—	379,418	—	29	379,389
MFS VIT Total Return Series Service Class	1,583,997	2,834	1,586,831	—	126	1,586,705
MFS VIT Utilities Series Initial Class	307,646	—	307,646	—	24	307,622
MFS VIT Utilities Series Service Class	11,250,981	1,663	11,252,644	—	999	11,251,645
MFS VIT II Core Equity Portfolio Service Class	28,014	—	28,014	—	3	28,011
MFS VIT II International Value Series Service Class	1,027,778	—	1,027,778	—	74	1,027,704
Morgan Stanley UIF Growth Portfolio Class II	23,803	—	23,803	—	1	23,802
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	2,281,558	—	2,281,558	54	207	2,281,297
Oppenheimer Global Fund/VA Service Shares	223,162	—	223,162	—	11	223,151
Oppenheimer International Growth Fund/VA Service Shares	252,074	—	252,074	—	14	252,060
Oppenheimer Main Street Small Cap Fund/VA Service Shares	105,781	—	105,781	—	7	105,774
PIMCO VIT All Asset All Authority Portfolio Advisor Class	116,356	—	116,356	—	7	116,349
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	3,461,473	28,508	3,489,981	—	280	3,489,701
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	58,291	—	58,291	—	4	58,287
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	448,272	—	448,272	—	31	448,241
Putnam VT Absolute Return 500 Fund Class IB	67,148	—	67,148	—	4	67,144
Putnam VT Global Health Care Fund Class IB	265,742	—	265,742	—	18	265,724
Putnam VT Growth & Income Fund Class IB	15,521	—	15,521	—	2	15,519
Putnam VT Income Fund Class IB	269,559	—	269,559	—	18	269,541
SIPT VP Market Plus Strategy Fund Class III	1,645	—	1,645	—	—	1,645
Templeton Foreign VIP Fund Class 4	147,668	—	147,668	—	9	147,659
Templeton Global Bond VIP Fund Class 2	7,604,323	—	7,604,323	415	727	7,603,181
Templeton Global Bond VIP Fund Class 4	790,728	—	790,728	—	50	790,678
Templeton Growth VIP Fund Class 2	2,095,579	—	2,095,579	6,729	194	2,088,656
UIF Global Infrastructure Portfolio Class II	135,402	—	135,402	—	9	135,393
VanEck VIP Global Hard Assets Fund Class S Shares	52,855	—	52,855	—	3	52,852
Virtus Equity Trend Series Class A	14,662	—	14,662	—	1	14,661
Virtus Multi-Sector Fixed Income Series Class A	207,145	—	207,145	—	14	207,131

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of operations

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class B	$—	$(29,373)	$(29,373)	$44,684	$—	$44,684	$(54,644)	$(39,333)
AB VPS Large Cap Growth Portfolio Class B	—	(5,684)	(5,684)	65,094	43,252	108,346	(98,079)	4,583
AB VPS Small/Mid Cap Value Portfolio Class B	31,891	(149,899)	(118,008)	(68,424)	524,352	455,928	1,544,624	1,882,544
Alps|Alerian Energy Infrastructure Portfolio Class III	2,367	(1,540)	827	(2,467)	—	(2,467)	36,964	35,324
Alps|Red Rocks Listed Private Equity Portfolio Class III	273	(297)	(24)	21	11	32	2,397	2,405
Alps|Stadion Tactical Defensive Portfolio Class III	—	(496)	(496)	(574)	—	(574)	4,738	3,668
Alps|Stadion Tactical Growth Portfolio Class III	218	(809)	(591)	38	—	38	8,978	8,425
American Century VP Balanced Fund Class II	4,285	(2,092)	2,193	74	—	74	(20)	2,247
American Funds Asset Allocation Fund Class 1	49	(9)	40	1	24	25	63	128
American Funds Asset Allocation Fund Class 4	54,707	(36,355)	18,352	(16,461)	68,618	52,157	175,967	246,476
American Funds Blue Chip Income and Growth Fund Class 1	2,159	(1,557)	602	(2,203)	7,925	5,722	9,650	15,974
American Funds Blue Chip Income and Growth Fund Class 4	11,254	(6,177)	5,077	(14,448)	39,251	24,803	54,138	84,018
American Funds Bond Fund Class 1	540	(170)	370	(3)	86	83	87	540
American Funds Capital Income Builder Fund Class 1	734	(134)	600	(5)	—	(5)	146	741
American Funds Capital Income Builder Fund Class 4	30,308	(12,943)	17,365	(2,544)	—	(2,544)	3,293	18,114
American Funds Global Bond Fund Class 1	201	(145)	56	(11)	39	28	117	201
American Funds Global Growth Fund Class 2	104,379	(201,732)	(97,353)	200,713	1,013,612	1,214,325	(1,282,054)	(165,082)
American Funds Global Growth Fund Class 4	2,606	(3,798)	(1,192)	(29,091)	25,996	(3,095)	(5,098)	(9,385)
American Funds Global Growth and Income Fund Class 1	1,034	(308)	726	(12)	—	(12)	2,594	3,308
American Funds Global Small Capitalization Fund Class 1	53	(58)	(5)	—	1,542	1,542	(1,244)	293
American Funds Global Small Capitalization Fund Class 2	19,979	(128,560)	(108,581)	55,407	1,561,730	1,617,137	(1,498,246)	10,310
American Funds Global Small Capitalization Fund Class 4	223	(2,393)	(2,170)	(6,436)	34,989	28,553	(24,730)	1,653
American Funds Growth Fund Class 1	366	(193)	173	(24)	2,476	2,452	574	3,199
American Funds Growth Fund Class 2	426,364	(957,626)	(531,262)	1,032,029	5,117,020	6,149,049	(1,525,331)	4,092,456
American Funds Growth Fund Class 4	13,242	(21,309)	(8,067)	(38,789)	151,026	112,237	76,296	180,466
American Funds Growth-Income Fund Class 1	1,453	(780)	673	(709)	8,308	7,599	406	8,678
American Funds Growth-Income Fund Class 2	847,901	(978,009)	(130,108)	1,022,252	6,582,174	7,604,426	(2,017,297)	5,457,021
American Funds Growth-Income Fund Class 4	25,710	(20,865)	4,845	(29,225)	165,871	136,646	27,070	168,561
American Funds High-Income Bond Fund Class 1	992	(89)	903	—	—	—	1,287	2,190
American Funds International Fund Class 1	1,406	(935)	471	(1,129)	7,142	6,013	(3,936)	2,548
American Funds International Fund Class 2	307,955	(373,665)	(65,710)	(206,506)	1,985,176	1,778,670	(1,269,045)	443,915
American Funds International Fund Class 4	16,755	(12,863)	3,892	(8,195)	105,672	97,477	(46,623)	54,746
American Funds International Growth and Income Fund Class 1	426	(83)	343	—	53	53	(218)	178
American Funds Managed Risk Asset Allocation Fund Class P1	111	(41)	70	1	211	212	184	466
American Funds Managed Risk Asset Allocation Fund Class P2	79,600	(88,082)	(8,482)	(1,392)	168,487	167,095	253,048	411,661
American Funds Mortgage Fund Class 4	3,933	(2,442)	1,491	(692)	2,781	2,089	(5,362)	(1,782)
American Funds New World Fund Class 1	276	(284)	(8)	(142)	—	(142)	1,379	1,229
American Funds New World Fund Class 4	4,280	(6,513)	(2,233)	(3,165)	—	(3,165)	38,371	32,973
BlackRock Global Allocation V.I. Fund Class I	359	(151)	208	(19)	—	(19)	673	862
BlackRock Global Allocation V.I. Fund Class III	687,902	(920,566)	(232,664)	(964,099)	—	(964,099)	2,319,592	1,122,829
BlackRock iShares Alternative Strategies V.I. Fund Class III	2,148	(673)	1,475	(36)	—	(36)	(216)	1,223
Catalyst Dividend Capture VA Fund	1,270	(390)	880	266	—	266	420	1,566
ClearBridge Variable Aggressive Growth Portfolio Class II	1,009	(2,274)	(1,265)	(8,692)	13,076	4,384	(54)	3,065
ClearBridge Variable Mid Cap Portfolio Class II	3,708	(12,473)	(8,765)	(10,700)	24,005	13,305	81,099	85,639
Delaware VIP Diversified Income Series Standard Class	2,613	(944)	1,669	(326)	—	(326)	162	1,505
Delaware VIP Diversified Income Series Service Class	2,353,412	(1,237,325)	1,116,087	(291,485)	—	(291,485)	246,122	1,070,724
Delaware VIP Emerging Markets Series Service Class	124,835	(241,581)	(116,746)	(316,031)	328,236	12,205	1,839,059	1,734,518
Delaware VIP High Yield Series Standard Class	28,590	(5,664)	22,926	(8,427)	—	(8,427)	26,468	40,967
Delaware VIP High Yield Series Service Class	503,502	(119,447)	384,055	(201,248)	—	(201,248)	575,787	758,594
Delaware VIP Limited-Term Diversified Income Series Standard Class	203	(79)	124	—	—	—	38	162
Delaware VIP Limited-Term Diversified Income Series Service Class	549,070	(618,683)	(69,613)	(58,846)	—	(58,846)	164,087	35,628
Delaware VIP REIT Series Standard Class	8,436	(8,915)	(479)	16,168	40,435	56,603	(27,018)	29,106
Delaware VIP REIT Series Service Class	115,641	(183,769)	(68,128)	563,975	682,212	1,246,187	(825,087)	352,972
Delaware VIP Small Cap Value Series Standard Class	6,573	(9,041)	(2,468)	5,510	60,569	66,079	109,619	173,230
Delaware VIP Small Cap Value Series Service Class	127,342	(291,716)	(164,374)	259,952	1,585,457	1,845,409	2,889,958	4,570,993
Delaware VIP Smid Cap Growth Series Standard Class	988	(6,057)	(5,069)	2,508	54,747	57,255	(23,786)	28,400
Delaware VIP Smid Cap Growth Series Service Class	—	(163,687)	(163,687)	96,760	1,415,939	1,512,699	(659,998)	689,014
See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Delaware VIP U.S. Growth Series Service Class	$24,495	$(86,714)	$(62,219)	$(41,167)	$1,757,762	$1,716,595	$(2,098,476)	$(444,100)
Delaware VIP Value Series Standard Class	1,660	(1,198)	462	3,035	7,618	10,653	(453)	10,662
Delaware VIP Value Series Service Class	188,488	(181,538)	6,950	588,524	985,294	1,573,818	(221,299)	1,359,469
Deutsche Alternative Asset Allocation VIP Portfolio Class A	357	(104)	253	(12)	—	(12)	472	713
Deutsche Alternative Asset Allocation VIP Portfolio Class B	80,160	(64,276)	15,884	(34,673)	—	(34,673)	158,811	140,022
Deutsche Equity 500 Index VIP Portfolio Class A	23,466	(19,047)	4,419	73,983	87,521	161,504	(75,227)	90,696
Deutsche Small Cap Index VIP Portfolio Class A	3,202	(4,728)	(1,526)	2,530	22,231	24,761	25,724	48,959
Eaton Vance VT Floating-Rate Income Fund Initial Class	13,582	(5,100)	8,482	(784)	—	(784)	20,713	28,411
Fidelity VIP Contrafund Portfolio Service Class 2	262,306	(715,946)	(453,640)	723,389	3,545,608	4,268,997	(1,358,497)	2,456,860
Fidelity VIP Growth Portfolio Initial Class	85	(3,106)	(3,021)	9,711	22,653	32,364	(31,944)	(2,601)
Fidelity VIP Growth Portfolio Service Class 2	—	(127,924)	(127,924)	155,805	728,655	884,460	(838,350)	(81,814)
Fidelity VIP Mid Cap Portfolio Service Class 2	99,034	(527,728)	(428,694)	(101,302)	1,993,669	1,892,367	1,658,589	3,122,262
Fidelity VIP Strategic Income Portfolio Service Class 2	16,634	(3,684)	12,950	3,359	—	3,359	2,224	18,533
First Trust Dorsey Wright Tactical Core Portfolio Class I	141	(30)	111	—	161	161	62	334
First Trust Multi Income Allocation Portfolio Class I	2,820	(1,102)	1,718	1,373	—	1,373	5,230	8,321
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	13,869	(10,325)	3,544	(4,745)	29,065	24,320	67,435	95,299
Franklin Founding Funds Allocation VIP Fund Class 4	16,279	(4,897)	11,382	(467)	14,327	13,860	25,622	50,864
Franklin Income VIP Fund Class 2	1,485,412	(488,443)	996,969	(368,612)	—	(368,612)	2,843,396	3,471,753
Franklin Income VIP Fund Class 4	46,816	(12,038)	34,778	(8,438)	—	(8,438)	105,563	131,903
Franklin Mutual Shares VIP Fund Class 2	342,943	(265,247)	77,696	219,304	1,412,767	1,632,071	607,313	2,317,080
Franklin Mutual Shares VIP Fund Class 4	4,962	(3,653)	1,309	(56,042)	22,099	(33,943)	66,869	34,235
Franklin Rising Dividends VIP Fund Class 4	5,287	(4,937)	350	(2,613)	46,807	44,194	12,720	57,264
Franklin Small Cap Value VIP Fund Class 4	639	(971)	(332)	602	13,555	14,157	11,534	25,359
Franklin Small-Mid Cap Growth VIP Fund Class 4	—	(1,719)	(1,719)	(276)	14,567	14,291	(7,976)	4,596
Goldman Sachs VIT Large Cap Value Fund Service Shares	27,345	(14,888)	12,457	(11,041)	15,106	4,065	132,752	149,274
Goldman Sachs VIT Government Money Market Fund Service Shares	297	(6,346)	(6,049)	—	—	—	—	(6,049)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	1,194	(1,834)	(640)	(852)	—	(852)	187	(1,305)
Goldman Sachs VIT Strategic Income Fund Advisor Shares	1,223	(666)	557	(213)	—	(213)	(511)	(167)
Guggenheim Long Short Equity Fund	—	(2,486)	(2,486)	(346)	—	(346)	2,368	(464)
Guggenheim Multi-Hedge Strategies Fund	142	(1,552)	(1,410)	7	—	7	(601)	(2,004)
Hartford Capital Appreciation HLS Fund Class IC	2,314	(3,140)	(826)	(788)	28,716	27,928	(12,990)	14,112
Invesco V.I. American Franchise Fund Series I	—	(1,661)	(1,661)	9,764	7,457	17,221	(16,289)	(729)
Invesco V.I. American Franchise Fund Series II	—	(333)	(333)	1,917	1,948	3,865	(3,444)	88
Invesco V.I. Balanced-Risk Allocation Fund Series II	925	(5,431)	(4,506)	(5,792)	—	(5,792)	46,540	36,242
Invesco V.I. Comstock Fund Series II	974	(767)	207	(1,405)	5,854	4,449	7,359	12,015
Invesco V.I. Core Equity Fund Series I	1,066	(1,985)	(919)	1,466	9,555	11,021	702	10,804
Invesco V.I. Core Equity Fund Series II	5	(12)	(7)	(5)	62	57	15	65
Invesco V.I. Diversified Dividend Fund Series II	4,861	(3,785)	1,076	1,217	—	1,217	37,718	40,011
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	3,018	(8,516)	(5,498)	(12,648)	31,651	19,003	74,494	87,999
Invesco V.I. Equity and Income Fund Series II	7,715	(5,064)	2,651	(8,018)	14,911	6,893	49,085	58,629
Invesco V.I. International Growth Fund Series I	500	(612)	(112)	10,495	—	10,495	(11,046)	(663)
Invesco V.I. International Growth Fund Series II	18,947	(21,603)	(2,656)	(6,189)	—	(6,189)	(3,743)	(12,588)
Ivy VIP Asset Strategy Portfolio	3,085	(6,499)	(3,414)	(35,400)	—	(35,400)	23,618	(15,196)
Ivy VIP Energy Portfolio	33	(333)	(300)	399	—	399	9,422	9,521
Ivy VIP High Income Portfolio	40,286	(6,110)	34,176	(587)	—	(587)	48,255	81,844
Ivy VIP Micro Cap Growth Portfolio	—	(313)	(313)	(363)	733	370	5,001	5,058
Ivy VIP Mid Cap Growth Portfolio	—	(1,946)	(1,946)	(541)	10,281	9,740	4,162	11,956
Ivy VIP Science and Technology Portfolio	—	(2,880)	(2,880)	(1,833)	9,084	7,251	9,884	14,255
Janus Aspen Balanced Portfolio Service Shares	12,835	(10,339)	2,496	5,996	9,194	15,190	(1,505)	16,181
Janus Aspen Enterprise Portfolio Service Shares	78	(5,065)	(4,987)	21,683	26,412	48,095	(16,519)	26,589
Janus Aspen Global Research Portfolio Service Shares	102	(167)	(65)	(306)	—	(306)	291	(80)
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	7,531	(2,084)	5,447	1,243	3	1,246	2,425	9,118
JPMorgan Insurance Trust Income Builder Portfolio Class 2	3,707	(1,104)	2,603	1,962	—	1,962	(261)	4,304
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	1,236	(2,421)	(1,185)	(2,441)	22,385	19,944	4,182	22,941
Lord Abbett Bond Debenture Portfolio Class VC	14,216	(3,035)	11,181	(3,916)	—	(3,916)	20,263	27,528
Lord Abbett Developing Growth Portfolio Class VC	—	(1,461)	(1,461)	(3,517)	—	(3,517)	4,542	(436)
Lord Abbett Fundamental Equity Portfolio Class VC	900	(701)	199	(10)	1,462	1,452	9,030	10,681

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Lord Abbett Short Duration Income Portfolio Class VC	$15,840	$(6,970)	$8,870	$(298)	$—	$(298)	$2,193	$10,765
LVIP American Balanced Allocation Fund Standard Class	144	(43)	101	(2)	276	274	(16)	359
LVIP American Balanced Allocation Fund Service Class	49,961	(24,758)	25,203	(430)	113,206	112,776	(41,068)	96,911
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	227,210	(236,902)	(9,692)	132,361	—	132,361	2,166,678	2,289,347
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	138	(40)	98	—	—	—	169	267
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	40,370	(33,983)	6,387	(4,985)	—	(4,985)	64,197	65,599
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	3,826	(1,396)	2,430	(162)	—	(162)	5,979	8,247
LVIP American Global Growth Allocation Managed Risk Fund Service Class	121,322	(124,116)	(2,794)	(105,641)	—	(105,641)	237,461	129,026
LVIP American Global Growth Fund Service Class II	41,241	(71,945)	(30,704)	5,272	348,752	354,024	(368,347)	(45,027)
LVIP American Global Small Capitalization Fund Service Class II	3,371	(44,549)	(41,178)	53,120	205,242	258,362	(212,451)	4,733
LVIP American Growth Allocation Fund Service Class	12,802	(6,777)	6,025	857	29,402	30,259	6,728	43,012
LVIP American Growth Fund Service Class II	61,277	(229,143)	(167,866)	307,146	2,715,985	3,023,131	(1,852,564)	1,002,701
LVIP American Growth-Income Fund Service Class II	230,037	(220,211)	9,826	400,481	1,752,015	2,152,496	(931,646)	1,230,676
LVIP American Income Allocation Fund Standard Class	1,243	(942)	301	(67)	1,557	1,490	387	2,178
LVIP American International Fund Service Class II	66,874	(107,480)	(40,606)	12,838	370,593	383,431	(243,681)	99,144
LVIP American Preservation Fund Service Class	1,337	(1,044)	293	(18)	—	(18)	(167)	108
LVIP AQR Enhanced Global Strategies Fund Service Class	793	(587)	206	(3,021)	2,468	(553)	1,607	1,260
LVIP Baron Growth Opportunities Fund Service Class	47,392	(165,127)	(117,735)	190,171	668,320	858,491	(386,941)	353,815
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	900,400	(768,118)	132,282	193,691	—	193,691	4,593,858	4,919,831
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	73	(10)	63	(288)	—	(288)	367	142
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	621,283	(235,025)	386,258	(2,611,551)	—	(2,611,551)	3,109,326	884,033
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	584,618	(1,234,097)	(649,479)	(1,111,957)	375,516	(736,441)	2,220,156	834,236
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	80,819	(32,109)	48,710	(7,357)	—	(7,357)	(32,201)	9,152
LVIP BlackRock Inflation Protected Bond Fund Standard Class	431	(198)	233	(1)	—	(1)	654	886
LVIP BlackRock Inflation Protected Bond Fund Service Class	402,570	(800,846)	(398,276)	(560,274)	—	(560,274)	1,712,736	754,186
LVIP BlackRock Multi-Asset Income Fund Service Class	8,043	(3,367)	4,676	(376)	—	(376)	10,729	15,029
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	53,745	(28,558)	25,187	7,388	—	7,388	77,703	110,278
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	15,263	(43,227)	(27,964)	84,773	57,296	142,069	98,741	212,846
LVIP Blended Core Equity Managed Volatility Fund Standard Class	54	(27)	27	—	—	—	308	335
LVIP Blended Core Equity Managed Volatility Fund Service Class	159,995	(191,163)	(31,168)	(4,257)	—	(4,257)	871,087	835,662
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	461	(2,037)	(1,576)	24,639	—	24,639	(27,151)	(4,088)
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	76,690	(464,203)	(387,513)	114,662	—	114,662	(305,816)	(578,667)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	—	(9)	(9)	2	53	55	35	81
LVIP Blended Mid Cap Managed Volatility Fund Service Class	—	(373,976)	(373,976)	(254,655)	631,822	377,167	23,720	26,911
LVIP Clarion Global Real Estate Fund Service Class	272,594	(111,355)	161,239	232,930	—	232,930	(419,759)	(25,590)
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	47,194	(82,480)	(35,286)	(12,841)	129,956	117,115	88,659	170,488
LVIP Delaware Bond Fund Standard Class	137,514	(89,807)	47,707	72,203	55,567	127,770	(91,100)	84,377
LVIP Delaware Bond Fund Service Class	3,470,867	(2,054,077)	1,416,790	103,603	1,607,285	1,710,888	(2,702,325)	425,353
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(247)	(247)	(3)	—	(3)	903	653
LVIP Delaware Diversified Floating Rate Fund Service Class	—	(643,506)	(643,506)	(159,786)	—	(159,786)	943,571	140,279
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	2,702	(2,378)	324	289	13,569	13,858	(8,089)	6,093
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	25,687	(28,760)	(3,073)	15,995	152,550	168,545	(103,578)	61,894
LVIP Delaware Social Awareness Fund Standard Class	5,043	(6,409)	(1,366)	28,362	46,443	74,805	(56,453)	16,986
LVIP Delaware Social Awareness Fund Service Class	41,784	(57,920)	(16,136)	3,471	457,398	460,869	(281,677)	163,056
LVIP Delaware Special Opportunities Fund Service Class	38,959	(48,584)	(9,625)	12,070	421,686	433,756	58,359	482,490
LVIP Dimensional International Equity Managed Volatility Fund Service Class	292,256	(220,954)	71,302	(234,969)	226,494	(8,475)	58,061	120,888
LVIP Dimensional International Core Equity Fund Service Class	10,768	(6,997)	3,771	4,710	—	4,710	20,839	29,320
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	55	(9)	46	(23)	720	697	(485)	258
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	23,441	(29,535)	(6,094)	(30,622)	674,823	644,201	(426,910)	211,197
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	4,884	(4,637)	247	5,112	—	5,112	40,780	46,139
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	284,352	(406,352)	(122,000)	(35,362)	2,164,866	2,129,504	363,670	2,371,174
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	72	(27)	45	—	—	—	13	58
LVIP Dimensional/Vanguard Total Bond Fund Service Class	539,277	(557,811)	(18,534)	40,086	—	40,086	(73,304)	(51,752)
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	693,050	(821,656)	(128,606)	(869,528)	—	(869,528)	1,433,604	435,470
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	1,371	(1,391)	(20)	12	429	441	3,495	3,916
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	328	(81)	247	(9)	167	158	880	1,285
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	456,996	(269,494)	187,502	(91,230)	243,046	151,816	1,396,481	1,735,799

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	$4,144	$(3,198)	$946	$(1,005)	$2,952	$1,947	$3,100	$5,993
LVIP Global Conservative Allocation Managed Risk Fund Service Class	2,008,917	(1,696,859)	312,058	(255,784)	1,604,940	1,349,156	1,315,109	2,976,323
LVIP Global Growth Allocation Managed Risk Fund Standard Class	133	(40)	93	—	—	—	180	273
LVIP Global Growth Allocation Managed Risk Fund Service Class	6,968,656	(6,707,319)	261,337	(324,749)	—	(324,749)	11,694,548	11,631,136
LVIP Global Income Fund Service Class	—	(525,420)	(525,420)	(187,860)	135,862	(51,998)	106,718	(470,700)
LVIP Global Moderate Allocation Managed Risk Fund Service Class	6,358,812	(6,559,007)	(200,195)	(449,017)	4,506,856	4,057,839	5,466,998	9,324,642
LVIP Goldman Sachs Income Builder Fund Service Class	1,059	(54)	1,005	—	—	—	(559)	446
LVIP Government Money Market Fund Standard Class	326	(17,872)	(17,546)	—	—	—	—	(17,546)
LVIP Government Money Market Fund Service Class	5,959	(407,502)	(401,543)	—	—	—	—	(401,543)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	156,462	(217,848)	(61,386)	3,481	242,997	246,478	1,279,248	1,464,340
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	40	(27)	13	(23)	—	(23)	252	242
LVIP Invesco Select Equity Managed Volatility Fund Service Class	42,100	(101,095)	(58,995)	(74,192)	—	(74,192)	440,924	307,737
LVIP JPMorgan High Yield Fund Service Class	431,942	(120,616)	311,326	(69,214)	—	(69,214)	590,069	832,181
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	226	(160)	66	(2)	—	(2)	2,365	2,429
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	191,753	(533,983)	(342,230)	142,747	—	142,747	2,986,204	2,786,721
LVIP Managed Risk Profile 2010 Fund Service Class	5,696	(5,366)	330	1,178	13,329	14,507	(6,585)	8,252
LVIP Managed Risk Profile 2020 Fund Service Class	4,604	(4,652)	(48)	2,441	6,307	8,748	(3,036)	5,664
LVIP Managed Risk Profile 2030 Fund Service Class	2,620	(3,715)	(1,095)	11,428	3,593	15,021	(14,067)	(141)
LVIP Managed Risk Profile 2040 Fund Service Class	521	(471)	50	(37)	606	569	12	631
LVIP MFS International Growth Fund Service Class	75,373	(88,705)	(13,332)	29,623	—	29,623	(23,214)	(6,923)
LVIP MFS International Equity Managed Volatility Fund Service Class	175,005	(239,665)	(64,660)	(109,574)	—	(109,574)	(312,511)	(486,745)
LVIP MFS Value Fund Service Class	338,590	(269,729)	68,861	739,014	786,214	1,525,228	606,127	2,200,216
LVIP Mondrian International Value Fund Standard Class	25,503	(15,468)	10,035	(8,076)	30,103	22,027	(6,989)	25,073
LVIP Mondrian International Value Fund Service Class	287,610	(175,833)	111,777	(154,030)	371,450	217,420	(73,874)	255,323
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	26,422	(29,956)	(3,534)	(22,426)	—	(22,426)	114,066	88,106
LVIP PIMCO Low Duration Bond Fund Standard Class	68	(16)	52	—	7	7	(9)	50
LVIP PIMCO Low Duration Bond Fund Service Class	415,253	(407,888)	7,365	(13,018)	58,333	45,315	135,422	188,102
LVIP Select Core Equity Managed Volatility Fund Standard Class	46	(27)	19	(13)	—	(13)	251	257
LVIP Select Core Equity Managed Volatility Fund Service Class	262,014	(555,327)	(293,313)	(97,876)	—	(97,876)	2,053,791	1,662,602
LVIP SSGA Bond Index Fund Standard Class	1,824	(1,309)	515	(71)	—	(71)	(8)	436
LVIP SSGA Bond Index Fund Service Class	977,771	(797,535)	180,236	149,207	—	149,207	(384,070)	(54,627)
LVIP SSGA Conservative Index Allocation Fund Service Class	130,042	(105,186)	24,856	28,794	50,785	79,579	81,706	186,141
LVIP SSGA Conservative Structured Allocation Fund Service Class	186,427	(154,195)	32,232	31,140	229,321	260,461	147,564	440,257
LVIP SSGA Developed International 150 Fund Service Class	229,968	(105,175)	124,793	(176,839)	143,992	(32,847)	330,096	422,042
LVIP SSGA Emerging Markets 100 Fund Standard Class	337	(75)	262	(16)	—	(16)	1,339	1,585
LVIP SSGA Emerging Markets 100 Fund Service Class	174,770	(117,679)	57,091	(337,445)	—	(337,445)	1,176,429	896,075
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	1,175,204	(1,176,122)	(918)	(293,847)	—	(293,847)	2,832,794	2,538,029
LVIP SSGA International Index Fund Service Class	301,140	(181,345)	119,795	(21,006)	—	(21,006)	(200,127)	(101,338)
LVIP SSGA International Managed Volatility Fund Standard Class	17	(1)	16	—	—	—	(24)	(8)
LVIP SSGA International Managed Volatility Fund Service Class	173,762	(118,922)	54,840	(115,656)	—	(115,656)	(271,533)	(332,349)
LVIP SSGA Large Cap 100 Fund Service Class	338,308	(240,203)	98,105	200,371	1,480,696	1,681,067	853,307	2,632,479
LVIP SSGA Large Cap Managed Volatility Fund Service Class	340,766	(308,605)	32,161	26,751	—	26,751	1,295,450	1,354,362
LVIP SSGA Moderate Index Allocation Fund Service Class	354,559	(308,244)	46,315	130,963	214,880	345,843	496,520	888,678
LVIP SSGA Moderate Structured Allocation Fund Service Class	1,052,894	(860,781)	192,113	341,533	1,557,190	1,898,723	1,467,935	3,558,771
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	231,721	(188,279)	43,442	23,400	170,471	193,871	351,033	588,346
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	459,680	(363,849)	95,831	175,419	713,073	888,492	748,338	1,732,661
LVIP SSGA S&P 500 Index Fund Standard Class	29,534	(24,991)	4,543	48,819	20,184	69,003	65,838	139,384
LVIP SSGA S&P 500 Index Fund Service Class	870,423	(744,293)	126,130	1,697,756	649,414	2,347,170	1,988,282	4,461,582
LVIP SSGA Small-Cap Index Fund Standard Class	19	(7)	12	(1)	29	28	244	284
LVIP SSGA Small-Cap Index Fund Service Class	154,876	(221,847)	(66,971)	315,618	293,501	609,119	1,805,361	2,347,509
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	155	(68)	87	(1)	—	(1)	1,646	1,732
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	222,244	(334,963)	(112,719)	(38,880)	—	(38,880)	3,042,572	2,890,973
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	517	(284)	233	(570)	1,314	744	5,580	6,557
LVIP SSGA Small-Mid Cap 200 Fund Service Class	113,539	(89,381)	24,158	(2,640)	288,466	285,826	1,084,297	1,394,281
LVIP T. Rowe Price Growth Stock Fund Service Class	—	(246,571)	(246,571)	538,890	213,829	752,719	(468,902)	37,246
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	255	(1,711)	(1,456)	4,879	4,435	9,314	(5,890)	1,968
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	3,341	(93,555)	(90,214)	186,689	310,312	497,001	(105,671)	301,116

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	$352,299	$(441,124)	$(88,825)	$(32,002)
LVIP Vanguard Domestic Equity ETF Fund Standard Class	46	(16)	30	1
LVIP Vanguard Domestic Equity ETF Fund Service Class	115,979	(110,246)	5,733	124,897
LVIP Vanguard International Equity ETF Fund Service Class	91,293	(65,299)	25,994	(2,672)
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	344	(92,942)	(92,598)	157,965
LVIP Wellington Capital Growth Fund Service Class	—	(57,685)	(57,685)	61,535
LVIP Wellington Mid-Cap Value Fund Service Class	13,360	(78,749)	(65,389)	333,923
MFS VIT Growth Series Initial Class	28	(924)	(896)	897
MFS VIT Growth Series Service Class	—	(35,362)	(35,362)	35,958
MFS VIT Total Return Series Initial Class	11,312	(4,580)	6,732	65,499
MFS VIT Total Return Series Service Class	23,716	(5,741)	17,975	(29,995)
MFS VIT Utilities Series Initial Class	12,232	(4,530)	7,702	6,483
MFS VIT Utilities Series Service Class	423,241	(188,650)	234,591	(128,005)
MFS VIT II Core Equity Portfolio Service Class	135	(598)	(463)	(8,002)
MFS VIT II International Value Series Service Class	10,496	(10,710)	(214)	(2,000)
Morgan Stanley UIF Growth Portfolio Class II	—	(29)	(29)	—
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	14,843	(39,040)	(24,197)	84,478
Oppenheimer Global Fund/VA Service Shares	1,679	(1,891)	(212)	1,022
Oppenheimer International Growth Fund/VA Service Shares	1,771	(2,370)	(599)	(411)
Oppenheimer Main Street Small Cap Fund/VA Service Shares	203	(936)	(733)	(534)
PIMCO VIT All Asset All Authority Portfolio Advisor Class	3,459	(1,237)	2,222	(130)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	32,454	(47,212)	(14,758)	(133,904)
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	1,710	(363)	1,347	(27)
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	6,931	(5,481)	1,450	(1,065)
Putnam VT Absolute Return 500 Fund Class IB	688	(463)	225	(194)
Putnam VT Global Health Care Fund Class IB	—	(3,414)	(3,414)	(9,207)
Putnam VT Growth & Income Fund Class IB	331	(409)	(78)	(63)
Putnam VT Income Fund Class IB	10,497	(2,934)	7,563	(1,438)
SIPT VP Market Plus Strategy Fund Class III	30	(11)	19	—
Templeton Foreign VIP Fund Class 4	745	(843)	(98)	(74)
Templeton Global Bond VIP Fund Class 2	—	(140,854)	(140,854)	(320,744)
Templeton Global Bond VIP Fund Class 4	—	(6,976)	(6,976)	(3,518)
Templeton Growth VIP Fund Class 2	43,498	(35,605)	7,893	(5,543)
Transparent Value Directional Allocation VI Portfolio Class II	—	(236)	(236)	(454)
UIF Global Infrastructure Portfolio Class II	1,423	(950)	473	(1,114)
VanEck VIP Global Hard Assets Fund Class S Shares	105	(373)	(268)	(54)
Virtus Equity Trend Series Class A	—	(159)	(159)	(34)
Virtus Multi-Sector Fixed Income Series Class A	9,195	(2,379)	6,816	81

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	$—	$(32,002)	$1,024,544	$903,717
LVIP Vanguard Domestic Equity ETF Fund Standard Class	9	10	301	341
LVIP Vanguard Domestic Equity ETF Fund Service Class	23,974	148,871	531,552	686,156
LVIP Vanguard International Equity ETF Fund Service Class	—	(2,672)	80,292	103,614
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	242,814	400,779	278,100	586,281
LVIP Wellington Capital Growth Fund Service Class	394,335	455,870	(432,918)	(34,733)
LVIP Wellington Mid-Cap Value Fund Service Class	15,524	349,447	249,146	533,204
MFS VIT Growth Series Initial Class	3,790	4,687	(2,436)	1,355
MFS VIT Growth Series Service Class	144,109	180,067	(121,890)	22,815
MFS VIT Total Return Series Initial Class	12,717	78,216	(55,774)	29,174
MFS VIT Total Return Series Service Class	29,277	(718)	(13,241)	4,016
MFS VIT Utilities Series Initial Class	7,217	13,700	9,889	31,291
MFS VIT Utilities Series Service Class	268,812	140,807	665,620	1,041,018
MFS VIT II Core Equity Portfolio Service Class	2,307	(5,695)	5,277	(881)
MFS VIT II International Value Series Service Class	21,222	19,222	(2,636)	16,372
Morgan Stanley UIF Growth Portfolio Class II	—	—	(986)	(1,015)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	168,754	253,232	81,258	310,293
Oppenheimer Global Fund/VA Service Shares	14,888	15,910	(16,865)	(1,167)
Oppenheimer International Growth Fund/VA Service Shares	4,879	4,468	(12,266)	(8,397)
Oppenheimer Main Street Small Cap Fund/VA Service Shares	3,132	2,598	13,551	15,416
PIMCO VIT All Asset All Authority Portfolio Advisor Class	—	(130)	10,647	12,739
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	—	(133,904)	549,311	400,649
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	—	(27)	1,333	2,653
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	—	(1,065)	15,498	15,883
Putnam VT Absolute Return 500 Fund Class IB	—	(194)	(36)	(5)
Putnam VT Global Health Care Fund Class IB	25,544	16,337	(68,578)	(55,655)
Putnam VT Growth & Income Fund Class IB	585	522	1,311	1,755
Putnam VT Income Fund Class IB	—	(1,438)	(3,381)	2,744
SIPT VP Market Plus Strategy Fund Class III	64	64	12	95
Templeton Foreign VIP Fund Class 4	703	629	3,687	4,218
Templeton Global Bond VIP Fund Class 2	6,901	(313,843)	500,707	46,010
Templeton Global Bond VIP Fund Class 4	497	(3,021)	34,988	24,991
Templeton Growth VIP Fund Class 2	83,659	78,116	63,712	149,721
Transparent Value Directional Allocation VI Portfolio Class II	—	(454)	2,246	1,556
UIF Global Infrastructure Portfolio Class II	4,125	3,011	3,784	7,268
VanEck VIP Global Hard Assets Fund Class S Shares	—	(54)	10,954	10,632
Virtus Equity Trend Series Class A	—	(34)	(120)	(313)
Virtus Multi-Sector Fixed Income Series Class A	—	81	8,297	15,194

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets

Years Ended December 31, 2015 and 2016

	AB VPS Global Thematic Growth Portfolio Class B Subaccount	AB VPS Large Cap Growth Portfolio Class B Subaccount	AB VPS Small/Mid Cap Value Portfolio Class B Subaccount	Alps|Alerian Energy Infrastructure Portfolio Class III Subaccount	Alps|Red Rocks Listed Private Equity Portfolio Class III Subaccount	Alps|Stadion Tactical Defensive Portfolio Class III Subaccount	Alps|Stadion Tactical Growth Portfolio Class III Subaccount
NET ASSETS AT JANUARY 1, 2015	$2,039,647	$452,466	$10,691,210	$26,214	$—	$17,354	$—
Changes From Operations:
• Net investment income (loss)	(34,084)	(7,352)	(116,414)	(707)	(4)	(306)	(6)
• Net realized gain (loss) on investments	107,113	76,421	1,844,756	(2,592)	8	(13)	—
• Net change in unrealized appreciation or depreciation on investments	(34,604)	(28,049)	(2,414,280)	(47,606)	52	(3,140)	(39)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,425	41,020	(685,938)	(50,905)	56	(3,459)	(45)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	154,737	559	308,768	125,018	19,008	4,334	—
• Contract withdrawals and transfers to annuity reserves	(375,175)	(32,241)	(1,267,940)	(4,417)	—	(8)	—
• Contract transfers	(2,062)	(24,314)	(96,393)	(2,022)	1,172	15,069	12,506
	(222,500)	(55,996)	(1,055,565)	118,579	20,180	19,395	12,506
Annuity Reserves:
• Annuity Payments	—	—	(342)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	(342)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(222,500)	(55,996)	(1,055,907)	118,579	20,180	19,395	12,506
TOTAL INCREASE (DECREASE) IN NET ASSETS	(184,075)	(14,976)	(1,741,845)	67,674	20,236	15,936	12,461
NET ASSETS AT DECEMBER 31, 2015	1,855,572	437,490	8,949,365	93,888	20,236	33,290	12,461
Changes From Operations:
• Net investment income (loss)	(29,373)	(5,684)	(118,008)	827	(24)	(496)	(591)
• Net realized gain (loss) on investments	44,684	108,346	455,928	(2,467)	32	(574)	38
• Net change in unrealized appreciation or depreciation on investments	(54,644)	(98,079)	1,544,624	36,964	2,397	4,738	8,978
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(39,333)	4,583	1,882,544	35,324	2,405	3,668	8,425
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	85,663	363	178,257	79	12,504	7,491	—
• Contract withdrawals and transfers to annuity reserves	(96,031)	(130,244)	(848,267)	(9,483)	(510)	(2,995)	—
• Contract transfers	(71,611)	(17,125)	51,339	4,198	6,853	(144)	62,341
	(81,979)	(147,006)	(618,671)	(5,206)	18,847	4,352	62,341
Annuity Reserves:
• Annuity Payments	—	—	(300)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	1	—	—	—	—
	—	—	(299)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(81,979)	(147,006)	(618,970)	(5,206)	18,847	4,352	62,341
TOTAL INCREASE (DECREASE) IN NET ASSETS	(121,312)	(142,423)	1,263,574	30,118	21,252	8,020	70,766
NET ASSETS AT DECEMBER 31, 2016	$1,734,260	$295,067	$10,212,939	$124,006	$41,488	$41,310	$83,227

See accompanying notes.

	American Century VP Balanced Fund Class II Subaccount	American Funds Asset Allocation Fund Class 1 Subaccount	American Funds Asset Allocation Fund Class 4 Subaccount	American Funds Blue Chip Income and Growth Fund Class 1 Subaccount	American Funds Blue Chip Income and Growth Fund Class 4 Subaccount	American Funds Bond Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$—	$29,881	$—	$166,485	$20,772
Changes From Operations:
• Net investment income (loss)	—	—	17,155	805	4,451	299
• Net realized gain (loss) on investments	—	—	52,460	8,491	31,895	413
• Net change in unrealized appreciation or depreciation on investments	—	—	(82,942)	(14,959)	(55,406)	(782)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	(13,327)	(5,663)	(19,060)	(70)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	1,569,774	106,879	303,736	2,801
• Contract withdrawals and transfers to annuity reserves	—	—	(63)	(5,126)	(380)	—
• Contract transfers	—	—	125,669	1,210	2,163	(505)
	—	—	1,695,380	102,963	305,519	2,296
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	1,695,380	102,963	305,519	2,296
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	1,682,053	97,300	286,459	2,226
NET ASSETS AT DECEMBER 31, 2015	—	—	1,711,934	97,300	452,944	22,998
Changes From Operations:
• Net investment income (loss)	2,193	40	18,352	602	5,077	370
• Net realized gain (loss) on investments	74	25	52,157	5,722	24,803	83
• Net change in unrealized appreciation or depreciation on investments	(20)	63	175,967	9,650	54,138	87
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,247	128	246,476	15,974	84,018	540
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	684,958	—	1,447,590	—	27,925	2,501
• Contract withdrawals and transfers to annuity reserves	(1,309)	(31)	(52,274)	(5,029)	(5,204)	(32)
• Contract transfers	681,086	3,349	974,461	(8,696)	53,396	3,925
	1,364,735	3,318	2,369,777	(13,725)	76,117	6,394
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,364,735	3,318	2,369,777	(13,725)	76,117	6,394
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,366,982	3,446	2,616,253	2,249	160,135	6,934
NET ASSETS AT DECEMBER 31, 2016	$1,366,982	$3,446	$4,328,187	$99,549	$613,079	$29,932

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	American Funds Capital Income Builder Fund Class 1 Subaccount	American Funds Capital Income Builder Fund Class 4 Subaccount	American Funds Global Bond Fund Class 1 Subaccount	American Funds Global Growth Fund Class 2 Subaccount	American Funds Global Growth Fund Class 4 Subaccount	American Funds Global Growth and Income Fund Class 1 Subaccount	American Funds Global Small Capitalization Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$158,607	$6,389	$13,835,177	$31,838	$36,305	$3,317
Changes From Operations:
• Net investment income (loss)	204	9,465	(74)	(94,199)	1,094	710	(35)
• Net realized gain (loss) on investments	(2)	6,776	369	1,853,014	8,252	26	407
• Net change in unrealized appreciation or depreciation on investments	(1,108)	(37,152)	(883)	(1,058,389)	(11,873)	(1,662)	(595)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(906)	(20,911)	(588)	700,426	(2,527)	(926)	(223)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	21,329	696,493	12,002	454,692	160,043	9,222	3,840
• Contract withdrawals and transfers to annuity reserves	—	(20,324)	(34)	(2,030,555)	(5)	(34)	—
• Contract transfers	—	24,405	(88)	648,875	158,830	(341)	—
	21,329	700,574	11,880	(926,988)	318,868	8,847	3,840
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	21,329	700,574	11,880	(926,988)	318,868	8,847	3,840
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,423	679,663	11,292	(226,562)	316,341	7,921	3,617
NET ASSETS AT DECEMBER 31, 2015	20,423	838,270	17,681	13,608,615	348,179	44,226	6,934
Changes From Operations:
• Net investment income (loss)	600	17,365	56	(97,353)	(1,192)	726	(5)
• Net realized gain (loss) on investments	(5)	(2,544)	28	1,214,325	(3,095)	(12)	1,542
• Net change in unrealized appreciation or depreciation on investments	146	3,293	117	(1,282,054)	(5,098)	2,594	(1,244)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	741	18,114	201	(165,082)	(9,385)	3,308	293
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	285	323,740	7,682	65,364	113,266	4,376	3,842
• Contract withdrawals and transfers to annuity reserves	—	(23,900)	(47)	(1,587,019)	(6,993)	(47)	—
• Contract transfers	—	(6,194)	165	(807,593)	(39,256)	26	—
	285	293,646	7,800	(2,329,248)	67,017	4,355	3,842
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	285	293,646	7,800	(2,329,248)	67,017	4,355	3,842
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,026	311,760	8,001	(2,494,330)	57,632	7,663	4,135
NET ASSETS AT DECEMBER 31, 2016	$21,449	$1,150,030	$25,682	$11,114,285	$405,811	$51,889	$11,069

See accompanying notes.

	American Funds Global Small Capitalization Fund Class 2 Subaccount	American Funds Global Small Capitalization Fund Class 4 Subaccount	American Funds Growth Fund Class 1 Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth Fund Class 4 Subaccount	American Funds Growth- Income Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$10,829,947	$3,486	$9,550	$67,575,915	$279,401	$18,165
Changes From Operations:
• Net investment income (loss)	(164,852)	(1,046)	65	(729,544)	573	397
• Net realized gain (loss) on investments	1,261,654	2,631	3,137	16,338,321	116,600	7,896
• Net change in unrealized appreciation or depreciation on investments	(1,136,031)	(16,638)	(2,434)	(12,224,744)	(89,317)	(8,998)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(39,229)	(15,053)	768	3,384,033	27,856	(705)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	47,313	133,590	10,563	681,220	764,932	50,207
• Contract withdrawals and transfers to annuity reserves	(961,000)	—	—	(8,509,648)	(1,686)	(1,541)
• Contract transfers	(476,893)	68,041	—	(2,180,760)	133,086	(645)
	(1,390,580)	201,631	10,563	(10,009,188)	896,332	48,021
Annuity Reserves:
• Annuity Payments	(596)	—	—	(2,662)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	1	—	—	346	—	—
	(595)	—	—	(2,316)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,391,175)	201,631	10,563	(10,011,504)	896,332	48,021
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,430,404)	186,578	11,331	(6,627,471)	924,188	47,316
NET ASSETS AT DECEMBER 31, 2015	9,399,543	190,064	20,881	60,948,444	1,203,589	65,481
Changes From Operations:
• Net investment income (loss)	(108,581)	(2,170)	173	(531,262)	(8,067)	673
• Net realized gain (loss) on investments	1,617,137	28,553	2,452	6,149,049	112,237	7,599
• Net change in unrealized appreciation or depreciation on investments	(1,498,246)	(24,730)	574	(1,525,331)	76,296	406
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,310	1,653	3,199	4,092,456	180,466	8,678
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	51,601	26,731	10,564	352,754	1,098,071	20,162
• Contract withdrawals and transfers to annuity reserves	(1,213,579)	(4,297)	(63)	(7,587,275)	(47,108)	(1,508)
• Contract transfers	(182,255)	(1,634)	6,573	(1,790,418)	283,310	(892)
	(1,344,233)	20,800	17,074	(9,024,939)	1,334,273	17,762
Annuity Reserves:
• Annuity Payments	(469)	—	—	(2,573)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	2	—	—	416	—	—
	(467)	—	—	(2,157)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,344,700)	20,800	17,074	(9,027,096)	1,334,273	17,762
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,334,390)	22,453	20,273	(4,934,640)	1,514,739	26,440
NET ASSETS AT DECEMBER 31, 2016	$8,065,153	$212,517	$41,154	$56,013,804	$2,718,328	$91,921

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	American Funds Growth- Income Fund Class 2 Subaccount	American Funds Growth- Income Fund Class 4 Subaccount	American Funds High-Income Bond Fund Class 1 Subaccount	American Funds International Fund Class 1 Subaccount	American Funds International Fund Class 2 Subaccount	American Funds International Fund Class 4 Subaccount	American Funds International Growth and Income Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$69,770,129	$346,647	$4,832	$20,266	$28,907,158	$249,972	$4,706
Changes From Operations:
• Net investment income (loss)	(264,536)	5,351	528	625	(51,573)	2,333	182
• Net realized gain (loss) on investments	12,275,458	161,760	—	3,482	2,094,960	19,506	154
• Net change in unrealized appreciation or depreciation on investments	(11,987,575)	(161,827)	(1,307)	(11,970)	(3,592,637)	(50,253)	(1,021)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,347	5,284	(779)	(7,863)	(1,549,250)	(28,414)	(685)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	926,449	889,536	5,760	67,600	199,099	160,967	5,761
• Contract withdrawals and transfers to annuity reserves	(8,511,692)	(19,057)	—	(2,232)	(3,153,053)	(58)	—
• Contract transfers	(494,051)	48,620	—	2,748	424,370	183,637	—
	(8,079,294)	919,099	5,760	68,116	(2,529,584)	344,546	5,761
Annuity Reserves:
• Annuity Payments	(1,530)	—	—	—	(1,620)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	231	—	—	—	216	—	—
	(1,299)	—	—	—	(1,404)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,080,593)	919,099	5,760	68,116	(2,530,988)	344,546	5,761
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,057,246)	924,383	4,981	60,253	(4,080,238)	316,132	5,076
NET ASSETS AT DECEMBER 31, 2015	61,712,883	1,271,030	9,813	80,519	24,826,920	566,104	9,782
Changes From Operations:
• Net investment income (loss)	(130,108)	4,845	903	471	(65,710)	3,892	343
• Net realized gain (loss) on investments	7,604,426	136,646	—	6,013	1,778,670	97,477	53
• Net change in unrealized appreciation or depreciation on investments	(2,017,297)	27,070	1,287	(3,936)	(1,269,045)	(46,623)	(218)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,457,021	168,561	2,190	2,548	443,915	54,746	178
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	348,847	578,599	5,761	2,801	144,607	96,369	5,762
• Contract withdrawals and transfers to annuity reserves	(7,005,558)	(28,200)	—	(2,173)	(3,155,997)	(3,221)	—
• Contract transfers	(1,473,210)	215,062	—	2,799	(242,043)	639,412	—
	(8,129,921)	765,461	5,761	3,427	(3,253,433)	732,560	5,762
Annuity Reserves:
• Annuity Payments	(1,491)	—	—	—	(1,403)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	292	—	—	—	255	—	—
	(1,199)	—	—	—	(1,148)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,131,120)	765,461	5,761	3,427	(3,254,581)	732,560	5,762
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,674,099)	934,022	7,951	5,975	(2,810,666)	787,306	5,940
NET ASSETS AT DECEMBER 31, 2016	$59,038,784	$2,205,052	$17,764	$86,494	$22,016,254	$1,353,410	$15,722

See accompanying notes.

	American Funds Managed Risk Asset Allocation Fund Class P1 Subaccount	American Funds Managed Risk Asset Allocation Fund Class P2 Subaccount	American Funds Mortgage Fund Class 4 Subaccount	American Funds New World Fund Class 1 Subaccount	American Funds New World Fund Class 4 Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$146,949	$4,981	$7,173	$51,963	$—
Changes From Operations:
• Net investment income (loss)	40	7,032	20	(53)	(1,116)	164
• Net realized gain (loss) on investments	—	34,786	63	1,092	11,401	1,076
• Net change in unrealized appreciation or depreciation on investments	(43)	(101,430)	(79)	(2,267)	(27,994)	(2,453)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3)	(59,612)	4	(1,228)	(17,709)	(1,213)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,718	1,824,387	20,234	16,934	278,076	21,398
• Contract withdrawals and transfers to annuity reserves	—	(32,866)	(2)	(688)	(616)	—
• Contract transfers	—	1,591,914	—	552	15,275	—
	6,718	3,383,435	20,232	16,798	292,735	21,398
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,718	3,383,435	20,232	16,798	292,735	21,398
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,715	3,323,823	20,236	15,570	275,026	20,185
NET ASSETS AT DECEMBER 31, 2015	6,715	3,470,772	25,217	22,743	326,989	20,185
Changes From Operations:
• Net investment income (loss)	70	(8,482)	1,491	(8)	(2,233)	208
• Net realized gain (loss) on investments	212	167,095	2,089	(142)	(3,165)	(19)
• Net change in unrealized appreciation or depreciation on investments	184	253,048	(5,362)	1,379	38,371	673
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	466	411,661	(1,782)	1,229	32,973	862
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	1,136,255	235,848	3,506	51,661	301
• Contract withdrawals and transfers to annuity reserves	—	(149,372)	(6,517)	(670)	(1,932)	(63)
• Contract transfers	—	4,563,957	43,459	615	289,519	6,816
	—	5,550,840	272,790	3,451	339,248	7,054
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	5,550,840	272,790	3,451	339,248	7,054
TOTAL INCREASE (DECREASE) IN NET ASSETS	466	5,962,501	271,008	4,680	372,221	7,916
NET ASSETS AT DECEMBER 31, 2016	$7,181	$9,433,273	$296,225	$27,423	$699,210	$28,101

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	BlackRock Global Allocation V.I. Fund Class III Subaccount	BlackRock iShares Alternative Strategies V.I. Fund Class III Subaccount	Catalyst Dividend Capture VA Fund Subaccount	ClearBridge Variable Aggressive Growth Portfolio Class II Subaccount	ClearBridge Variable Mid Cap Portfolio Class II Subaccount	Delaware VIP Diversified Income Series Standard Class Subaccount	Delaware VIP Diversified Income Series Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$58,884,936	$—	$49,184	$44,147	$697,171	$13,192	$72,420,325
Changes From Operations:
• Net investment income (loss)	(375,585)	160	798	(910)	(9,725)	1,161	864,624
• Net realized gain (loss) on investments	3,359,143	—	3,717	14,363	57,274	533	626,799
• Net change in unrealized appreciation or depreciation on investments	(4,538,585)	(304)	(5,826)	(21,919)	(37,094)	(3,779)	(3,764,204)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,555,027)	(144)	(1,311)	(8,466)	10,455	(2,085)	(2,272,781)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,926,183	2,503	142	113,861	807,166	62,100	8,258,648
• Contract withdrawals and transfers to annuity reserves	(4,637,088)	—	(20,617)	(978)	(8,409)	(2,408)	(6,007,228)
• Contract transfers	(468,232)	3,945	(200)	1,722	(747,826)	(640)	1,133,853
	(179,137)	6,448	(20,675)	114,605	50,931	59,052	3,385,273
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	(3,080)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	477
	—	—	—	—	—	—	(2,603)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(179,137)	6,448	(20,675)	114,605	50,931	59,052	3,382,670
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,734,164)	6,304	(21,986)	106,139	61,386	56,967	1,109,889
NET ASSETS AT DECEMBER 31, 2015	57,150,772	6,304	27,198	150,286	758,557	70,159	73,530,214
Changes From Operations:
• Net investment income (loss)	(232,664)	1,475	880	(1,265)	(8,765)	1,669	1,116,087
• Net realized gain (loss) on investments	(964,099)	(36)	266	4,384	13,305	(326)	(291,485)
• Net change in unrealized appreciation or depreciation on investments	2,319,592	(216)	420	(54)	81,099	162	246,122
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,122,829	1,223	1,566	3,065	85,639	1,505	1,070,724
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,977,618	69,037	—	10,868	176,549	15,360	3,805,793
• Contract withdrawals and transfers to annuity reserves	(3,578,751)	(647)	(376)	(3,282)	(15,141)	(2,361)	(6,338,287)
• Contract transfers	(1,647,956)	7,268	443	91,251	61,762	2,839	9,365,147
	(2,249,089)	75,658	67	98,837	223,170	15,838	6,832,653
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	(2,972)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	561
	—	—	—	—	—	—	(2,411)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,249,089)	75,658	67	98,837	223,170	15,838	6,830,242
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,126,260)	76,881	1,633	101,902	308,809	17,343	7,900,966
NET ASSETS AT DECEMBER 31, 2016	$56,024,512	$83,185	$28,831	$252,188	$1,067,366	$87,502	$81,431,180

See accompanying notes.

	Delaware VIP Emerging Markets Series Service Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP High Yield Series Service Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Service Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$17,316,487	$567,264	$10,616,688	$10,329	$40,806,990	$652,100
Changes From Operations:
• Net investment income (loss)	(172,993)	24,670	476,729	119	(54,169)	(1,231)
• Net realized gain (loss) on investments	133,174	7,095	(30,644)	(5)	(86,786)	5,090
• Net change in unrealized appreciation or depreciation on investments	(2,669,650)	(63,534)	(1,129,740)	(108)	(229,728)	10,391
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,709,469)	(31,769)	(683,655)	6	(370,683)	14,250
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	355,105	122	249,730	1,400	2,976,126	137
• Contract withdrawals and transfers to annuity reserves	(1,634,425)	(39,316)	(2,298,858)	—	(3,112,851)	(16,522)
• Contract transfers	1,194,173	(106,786)	(400,192)	(242)	(1,878,921)	1,480
	(85,147)	(145,980)	(2,449,320)	1,158	(2,015,646)	(14,905)
Annuity Reserves:
• Annuity Payments	(808)	(409)	—	—	(186)	—
• Receipt (reimbursement) of mortality guarantee adjustments	111	39	—	—	—	—
	(697)	(370)	—	—	(186)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(85,844)	(146,350)	(2,449,320)	1,158	(2,015,832)	(14,905)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,795,313)	(178,119)	(3,132,975)	1,164	(2,386,515)	(655)
NET ASSETS AT DECEMBER 31, 2015	14,521,174	389,145	7,483,713	11,493	38,420,475	651,445
Changes From Operations:
• Net investment income (loss)	(116,746)	22,926	384,055	124	(69,613)	(479)
• Net realized gain (loss) on investments	12,205	(8,427)	(201,248)	—	(58,846)	56,603
• Net change in unrealized appreciation or depreciation on investments	1,839,059	26,468	575,787	38	164,087	(27,018)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,734,518	40,967	758,594	162	35,628	29,106
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	118,648	72	32,229	1,250	1,622,671	85
• Contract withdrawals and transfers to annuity reserves	(1,631,804)	(51,691)	(1,072,771)	—	(4,157,483)	(75,600)
• Contract transfers	(204,755)	—	(264,263)	361	2,450,729	(3)
	(1,717,911)	(51,619)	(1,304,805)	1,611	(84,083)	(75,518)
Annuity Reserves:
• Annuity Payments	(741)	(351)	—	—	(178)	—
• Receipt (reimbursement) of mortality guarantee adjustments	153	43	—	—	1	—
	(588)	(308)	—	—	(177)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,718,499)	(51,927)	(1,304,805)	1,611	(84,260)	(75,518)
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,019	(10,960)	(546,211)	1,773	(48,632)	(46,412)
NET ASSETS AT DECEMBER 31, 2016	$14,537,193	$378,185	$6,937,502	$13,266	$38,371,843	$605,033

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Delaware VIP REIT Series Service Class Subaccount	Delaware VIP Small Cap Value Series Standard Class Subaccount	Delaware VIP Small Cap Value Series Service Class Subaccount	Delaware VIP Smid Cap Growth Series Standard Class Subaccount	Delaware VIP Smid Cap Growth Series Service Class Subaccount	Delaware VIP U.S. Growth Series Service Class Subaccount	Delaware VIP Value Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$13,772,309	$720,826	$20,289,792	$409,605	$9,996,337	$6,374,780	$85,241
Changes From Operations:
• Net investment income (loss)	(83,603)	(4,805)	(230,351)	(4,467)	(148,842)	(74,092)	327
• Net realized gain (loss) on investments	919,927	81,735	2,480,133	40,664	1,251,761	912,252	3,581
• Net change in unrealized appreciation or depreciation on investments	(680,287)	(129,486)	(3,717,859)	(11,928)	(562,897)	(592,482)	(5,231)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	156,037	(52,556)	(1,468,077)	24,269	540,022	245,678	(1,323)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	908,738	188	584,578	1,925	994,287	249,009	—
• Contract withdrawals and transfers to annuity reserves	(2,153,241)	(24,379)	(2,282,087)	(17,197)	(891,398)	(528,433)	(1,063)
• Contract transfers	(681,799)	(10,615)	(425,956)	7,951	(648,495)	376,124	(11,608)
	(1,926,302)	(34,806)	(2,123,465)	(7,321)	(545,606)	96,700	(12,671)
Annuity Reserves:
• Annuity Payments	(970)	(476)	—	(488)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	113	46	—	51	—	—	—
	(857)	(430)	—	(437)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,927,159)	(35,236)	(2,123,465)	(7,758)	(545,606)	96,700	(12,671)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,771,122)	(87,792)	(3,591,542)	16,511	(5,584)	342,378	(13,994)
NET ASSETS AT DECEMBER 31, 2015	12,001,187	633,034	16,698,250	426,116	9,990,753	6,717,158	71,247
Changes From Operations:
• Net investment income (loss)	(68,128)	(2,468)	(164,374)	(5,069)	(163,687)	(62,219)	462
• Net realized gain (loss) on investments	1,246,187	66,079	1,845,409	57,255	1,512,699	1,716,595	10,653
• Net change in unrealized appreciation or depreciation on investments	(825,087)	109,619	2,889,958	(23,786)	(659,998)	(2,098,476)	(453)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	352,972	173,230	4,570,993	28,400	689,014	(444,100)	10,662
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	439,766	97	610,689	1,075	398,993	91,484	—
• Contract withdrawals and transfers to annuity reserves	(1,573,394)	(31,198)	(2,248,921)	(6,832)	(1,065,742)	(403,146)	(8,701)
• Contract transfers	(59,206)	(38,016)	(397,098)	(4,529)	660,369	(119,312)	8,996
	(1,192,834)	(69,117)	(2,035,330)	(10,286)	(6,380)	(430,974)	295
Annuity Reserves:
• Annuity Payments	(992)	(389)	—	(445)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	131	55	—	56	—	—	—
	(861)	(334)	—	(389)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,193,695)	(69,451)	(2,035,330)	(10,675)	(6,380)	(430,974)	295
TOTAL INCREASE (DECREASE) IN NET ASSETS	(840,723)	103,779	2,535,663	17,725	682,634	(875,074)	10,957
NET ASSETS AT DECEMBER 31, 2016	$11,160,464	$736,813	$19,233,913	$443,841	$10,673,387	$5,842,084	$82,204

See accompanying notes.

	Delaware VIP Value Series Service Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio Class A Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio Class B Subaccount	Deutsche Equity 500 Index VIP Portfolio Class A Subaccount	Deutsche Small Cap Index VIP Portfolio Class A Subaccount	Eaton Vance VT Floating-Rate Income Fund Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$10,779,313	$—	$3,702,367	$1,643,625	$407,046	$4,956
Changes From Operations:
• Net investment income (loss)	(15,714)	27	40,686	452	(2,063)	3,962
• Net realized gain (loss) on investments	725,875	1	(13,358)	137,659	41,516	(290)
• Net change in unrealized appreciation or depreciation on investments	(945,300)	(1,061)	(357,786)	(146,877)	(59,868)	(17,427)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(235,139)	(1,033)	(330,458)	(8,766)	(20,415)	(13,755)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	260,698	16,479	762,921	5,818	533	88,583
• Contract withdrawals and transfers to annuity reserves	(1,095,621)	(23)	(484,912)	(143,692)	(50,561)	(4,313)
• Contract transfers	(52,195)	80	239,043	(40,651)	(136)	265,907
	(887,118)	16,536	517,052	(178,525)	(50,164)	350,177
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(887,118)	16,536	517,052	(178,525)	(50,164)	350,177
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,122,257)	15,503	186,594	(187,291)	(70,579)	336,422
NET ASSETS AT DECEMBER 31, 2015	9,657,056	15,503	3,888,961	1,456,334	336,467	341,378
Changes From Operations:
• Net investment income (loss)	6,950	253	15,884	4,419	(1,526)	8,482
• Net realized gain (loss) on investments	1,573,818	(12)	(34,673)	161,504	24,761	(784)
• Net change in unrealized appreciation or depreciation on investments	(221,299)	472	158,811	(75,227)	25,724	20,713
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,359,469	713	140,022	90,696	48,959	28,411
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	771,483	—	367,068	3,128	312	31,194
• Contract withdrawals and transfers to annuity reserves	(1,266,294)	(31)	(376,354)	(367,283)	(55,173)	(12,986)
• Contract transfers	1,795,584	20	335,411	38,121	990	45,663
	1,300,773	(11)	326,125	(326,034)	(53,871)	63,871
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,300,773	(11)	326,125	(326,034)	(53,871)	63,871
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,660,242	702	466,147	(235,338)	(4,912)	92,282
NET ASSETS AT DECEMBER 31, 2016	$12,317,298	$16,205	$4,355,108	$1,220,996	$331,555	$433,660

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Fidelity VIP Contrafund Portfolio Service Class 2 Subaccount	Fidelity VIP Growth Portfolio Initial Class Subaccount	Fidelity VIP Growth Portfolio Service Class 2 Subaccount	Fidelity VIP Mid Cap Portfolio Service Class 2 Subaccount	Fidelity VIP Strategic Income Portfolio Service Class 2 Subaccount	First Trust Dorsey Wright Tactical Core Portfolio Class I Subaccount	First Trust Multi Income Allocation Portfolio Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$47,060,692	$235,647	$8,279,601	$35,144,155	$—	$—	$6,011
Changes From Operations:
• Net investment income (loss)	(406,267)	(2,768)	(135,166)	(491,015)	1,239	—	1,101
• Net realized gain (loss) on investments	5,883,835	10,180	1,180,070	4,606,866	110	—	1
• Net change in unrealized appreciation or depreciation on investments	(6,011,025)	5,925	(610,539)	(5,090,947)	(2,616)	—	(888)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(533,457)	13,337	434,365	(975,096)	(1,267)	—	214
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,180,699	—	1,257,046	1,270,147	38,455	—	60,254
• Contract withdrawals and transfers to annuity reserves	(4,580,324)	(2,872)	(961,740)	(3,455,513)	(285)	—	(12)
• Contract transfers	1,093,509	—	(1,356,469)	(68,250)	51,933	—	344
	(1,306,116)	(2,872)	(1,061,163)	(2,253,616)	90,103	—	60,586
Annuity Reserves:
• Annuity Payments	(1,448)	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	110	—	—	—	—	—	—
	(1,338)	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,307,454)	(2,872)	(1,061,163)	(2,253,616)	90,103	—	60,586
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,840,911)	10,465	(626,798)	(3,228,712)	88,836	—	60,800
NET ASSETS AT DECEMBER 31, 2015	45,219,781	246,112	7,652,803	31,915,443	88,836	—	66,811
Changes From Operations:
• Net investment income (loss)	(453,640)	(3,021)	(127,924)	(428,694)	12,950	111	1,718
• Net realized gain (loss) on investments	4,268,997	32,364	884,460	1,892,367	3,359	161	1,373
• Net change in unrealized appreciation or depreciation on investments	(1,358,497)	(31,944)	(838,350)	1,658,589	2,224	62	5,230
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,456,860	(2,601)	(81,814)	3,122,262	18,533	334	8,321
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	973,886	—	554,258	1,079,388	305,337	13,021	103,843
• Contract withdrawals and transfers to annuity reserves	(4,489,563)	(25,298)	(517,739)	(2,586,676)	(31,027)	—	(32,796)
• Contract transfers	(723,024)	—	376,531	(515,350)	92,848	3,561	(1,018)
	(4,238,701)	(25,298)	413,050	(2,022,638)	367,158	16,582	70,029
Annuity Reserves:
• Annuity Payments	(1,351)	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	124	—	—	—	—	—	—
	(1,227)	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,239,928)	(25,298)	413,050	(2,022,638)	367,158	16,582	70,029
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,783,068)	(27,899)	331,236	1,099,624	385,691	16,916	78,350
NET ASSETS AT DECEMBER 31, 2016	$43,436,713	$218,213	$7,984,039	$33,015,067	$474,527	$16,916	$145,161

See accompanying notes.

	First Trust/ Dow Jones Dividend & Income Allocation Portfolio Class I Subaccount	Franklin Founding Funds Allocation VIP Fund Class 4 Subaccount	Franklin Income VIP Fund Class 2 Subaccount	Franklin Income VIP Fund Class 4 Subaccount	Franklin Mutual Shares VIP Fund Class 2 Subaccount	Franklin Mutual Shares VIP Fund Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2015	$238,031	$238,196	$32,883,928	$307,069	$20,190,849	$8,511
Changes From Operations:
• Net investment income (loss)	8,169	7,592	943,451	16,100	287,069	9,017
• Net realized gain (loss) on investments	8,038	556	83,708	(23,516)	1,878,174	29,236
• Net change in unrealized appreciation or depreciation on investments	(24,367)	(42,981)	(3,830,282)	(43,140)	(3,342,683)	(76,706)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,160)	(34,833)	(2,803,123)	(50,556)	(1,177,440)	(38,453)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	394,577	229,942	2,311,386	790,172	634,980	304,575
• Contract withdrawals and transfers to annuity reserves	—	—	(4,154,881)	(7,679)	(1,955,950)	(2,444)
• Contract transfers	(1,601)	—	2,110,064	(486,394)	(203,534)	134,019
	392,976	229,942	266,569	296,099	(1,524,504)	436,150
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	392,976	229,942	266,569	296,099	(1,524,504)	436,150
TOTAL INCREASE (DECREASE) IN NET ASSETS	384,816	195,109	(2,536,554)	245,543	(2,701,944)	397,697
NET ASSETS AT DECEMBER 31, 2015	622,847	433,305	30,347,374	552,612	17,488,905	406,208
Changes From Operations:
• Net investment income (loss)	3,544	11,382	996,969	34,778	77,696	1,309
• Net realized gain (loss) on investments	24,320	13,860	(368,612)	(8,438)	1,632,071	(33,943)
• Net change in unrealized appreciation or depreciation on investments	67,435	25,622	2,843,396	105,563	607,313	66,869
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	95,299	50,864	3,471,753	131,903	2,317,080	34,235
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	176,967	—	1,327,071	436,192	436,711	22,819
• Contract withdrawals and transfers to annuity reserves	(5,971)	(21)	(3,030,538)	(29,460)	(1,662,548)	(107,919)
• Contract transfers	1,089,162	3,554	(1,813,744)	84,871	(626,695)	(160,392)
	1,260,158	3,533	(3,517,211)	491,603	(1,852,532)	(245,492)
Annuity Reserves:
• Annuity Payments	—	—	—	—	(1,091)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	(431)	—
	—	—	—	—	(1,522)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,260,158	3,533	(3,517,211)	491,603	(1,854,054)	(245,492)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,355,457	54,397	(45,458)	623,506	463,026	(211,257)
NET ASSETS AT DECEMBER 31, 2016	$1,978,304	$487,702	$30,301,916	$1,176,118	$17,951,931	$194,951

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Franklin Rising Dividends VIP Fund Class 4 Subaccount	Franklin Small Cap Value VIP Fund Class 4 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 4 Subaccount	Goldman Sachs VIT Large Cap Value Fund Service Shares Subaccount	Goldman Sachs VIT Government Money Market Fund Service Shares Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares Subaccount	Goldman Sachs VIT Strategic Income Fund Advisor Shares Subaccount
NET ASSETS AT JANUARY 1, 2015	$64,505	$9,158	$19,794	$1,626,329	$558,597	$113,859	$22,242
Changes From Operations:
• Net investment income (loss)	846	(258)	(538)	3,126	(5,056)	1,516	643
• Net realized gain (loss) on investments	25,093	5,462	4,006	194,135	—	(30)	(23)
• Net change in unrealized appreciation or depreciation on investments	(37,733)	(7,930)	(7,034)	(281,201)	—	(10,693)	(2,043)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,794)	(2,726)	(3,566)	(83,940)	(5,056)	(9,207)	(1,423)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	181,796	46,296	21,950	17,628	1,029,936	49,843	—
• Contract withdrawals and transfers to annuity reserves	(6)	(760)	(389)	(79,855)	(53)	(8)	1
• Contract transfers	99,642	118	75,056	15,654	(1,256,737)	3,197	33,775
	281,432	45,654	96,617	(46,573)	(226,854)	53,032	33,776
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	281,432	45,654	96,617	(46,573)	(226,854)	53,032	33,776
TOTAL INCREASE (DECREASE) IN NET ASSETS	269,638	42,928	93,051	(130,513)	(231,910)	43,825	32,353
NET ASSETS AT DECEMBER 31, 2015	334,143	52,086	112,845	1,495,816	326,687	157,684	54,595
Changes From Operations:
• Net investment income (loss)	350	(332)	(1,719)	12,457	(6,049)	(640)	557
• Net realized gain (loss) on investments	44,194	14,157	14,291	4,065	—	(852)	(213)
• Net change in unrealized appreciation or depreciation on investments	12,720	11,534	(7,976)	132,752	—	187	(511)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,264	25,359	4,596	149,274	(6,049)	(1,305)	(167)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	120,256	64,314	60,789	7,647	1,458,924	7,853	540
• Contract withdrawals and transfers to annuity reserves	(12,165)	(14,571)	(411)	(111,976)	(177,155)	(327)	(202)
• Contract transfers	96,862	2,367	15,439	(43,280)	(762,524)	3,826	11,558
	204,953	52,110	75,817	(147,609)	519,245	11,352	11,896
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	204,953	52,110	75,817	(147,609)	519,245	11,352	11,896
TOTAL INCREASE (DECREASE) IN NET ASSETS	262,217	77,469	80,413	1,665	513,196	10,047	11,729
NET ASSETS AT DECEMBER 31, 2016	$596,360	$129,555	$193,258	$1,497,481	$839,883	$167,731	$66,324

See accompanying notes.

	Guggenheim Long Short Equity Fund Subaccount	Guggenheim Multi-Hedge Strategies Fund Subaccount	Hartford Capital Appreciation HLS Fund Class IC Subaccount	Invesco V.I. American Franchise Fund Series I Subaccount	Invesco V.I. American Franchise Fund Series II Subaccount	Invesco V.I. Balanced-Risk Allocation Fund Series II Subaccount
NET ASSETS AT JANUARY 1, 2015	$123,160	$30,503	$44,067	$133,550	$21,955	$100,141
Changes From Operations:
• Net investment income (loss)	(1,996)	(264)	(22)	(2,189)	(366)	8,345
• Net realized gain (loss) on investments	231	40	20,862	11,283	620	783
• Net change in unrealized appreciation or depreciation on investments	224	226	(23,772)	(4,960)	392	(25,097)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,541)	2	(2,932)	4,134	646	(15,969)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	70,668	35,762	156,824	—	2,953	206,855
• Contract withdrawals and transfers to annuity reserves	(614)	(656)	(14)	(21,834)	(4,073)	(7,006)
• Contract transfers	22,481	30,870	16,903	(7,477)	—	(382)
	92,535	65,976	173,713	(29,311)	(1,120)	199,467
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	92,535	65,976	173,713	(29,311)	(1,120)	199,467
TOTAL INCREASE (DECREASE) IN NET ASSETS	90,994	65,978	170,781	(25,177)	(474)	183,498
NET ASSETS AT DECEMBER 31, 2015	214,154	96,481	214,848	108,373	21,481	283,639
Changes From Operations:
• Net investment income (loss)	(2,486)	(1,410)	(826)	(1,661)	(333)	(4,506)
• Net realized gain (loss) on investments	(346)	7	27,928	17,221	3,865	(5,792)
• Net change in unrealized appreciation or depreciation on investments	2,368	(601)	(12,990)	(16,289)	(3,444)	46,540
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(464)	(2,004)	14,112	(729)	88	36,242
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	15,615	23,355	73,463	—	57	93,697
• Contract withdrawals and transfers to annuity reserves	(1,002)	(655)	(50)	(29,687)	(6,862)	(8,617)
• Contract transfers	3,109	49,282	37,949	(34)	—	134,718
	17,722	71,982	111,362	(29,721)	(6,805)	219,798
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	17,722	71,982	111,362	(29,721)	(6,805)	219,798
TOTAL INCREASE (DECREASE) IN NET ASSETS	17,258	69,978	125,474	(30,450)	(6,717)	256,040
NET ASSETS AT DECEMBER 31, 2016	$231,412	$166,459	$340,322	$77,923	$14,764	$539,679

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Invesco V.I. Comstock Fund Series II Subaccount	Invesco V.I. Core Equity Fund Series I Subaccount	Invesco V.I. Core Equity Fund Series II Subaccount	Invesco V.I. Diversified Dividend Fund Series II Subaccount	Invesco V.I. Equally- Weighted S&P 500 Fund Series II Subaccount	Invesco V.I. Equity and Income Fund Series II Subaccount	Invesco V.I. International Growth Fund Series I Subaccount
NET ASSETS AT JANUARY 1, 2015	$9,058	$181,629	$1,712	$16,235	$43,356	$—	$68,279
Changes From Operations:
• Net investment income (loss)	521	(588)	(5)	524	2,202	7,832	10
• Net realized gain (loss) on investments	120	27,602	356	(12)	84,968	40,942	6,255
• Net change in unrealized appreciation or depreciation on investments	(4,390)	(38,973)	(428)	(1,372)	(110,676)	(68,264)	(8,039)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,749)	(11,959)	(77)	(860)	(23,506)	(19,490)	(1,774)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	46,168	2,445	—	53,709	526,103	460,095	—
• Contract withdrawals and transfers to annuity reserves	—	(32,312)	(781)	(7)	(30)	—	(1,857)
• Contract transfers	759	10,305	—	52,786	56,562	—	(3,568)
	46,927	(19,562)	(781)	106,488	582,635	460,095	(5,425)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	46,927	(19,562)	(781)	106,488	582,635	460,095	(5,425)
TOTAL INCREASE (DECREASE) IN NET ASSETS	43,178	(31,521)	(858)	105,628	559,129	440,605	(7,199)
NET ASSETS AT DECEMBER 31, 2015	52,236	150,108	854	121,863	602,485	440,605	61,080
Changes From Operations:
• Net investment income (loss)	207	(919)	(7)	1,076	(5,498)	2,651	(112)
• Net realized gain (loss) on investments	4,449	11,021	57	1,217	19,003	6,893	10,495
• Net change in unrealized appreciation or depreciation on investments	7,359	702	15	37,718	74,494	49,085	(11,046)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,015	10,804	65	40,011	87,999	58,629	(663)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,714	—	—	136,927	115,095	1,001	—
• Contract withdrawals and transfers to annuity reserves	(680)	(18,892)	—	(2,255)	(104,328)	(102,883)	(18,668)
• Contract transfers	9,863	(8,228)	—	208,190	29,214	24,986	(6,442)
	11,897	(27,120)	—	342,862	39,981	(76,896)	(25,110)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,897	(27,120)	—	342,862	39,981	(76,896)	(25,110)
TOTAL INCREASE (DECREASE) IN NET ASSETS	23,912	(16,316)	65	382,873	127,980	(18,267)	(25,773)
NET ASSETS AT DECEMBER 31, 2016	$76,148	$133,792	$919	$504,736	$730,465	$422,338	$35,307

See accompanying notes.

	Invesco V.I. International Growth Fund Series II Subaccount	Ivy VIP Asset Strategy Portfolio Subaccount	Ivy VIP Energy Portfolio Subaccount	Ivy VIP High Income Portfolio Subaccount	Ivy VIP Micro Cap Growth Portfolio Subaccount	Ivy VIP Mid Cap Growth Portfolio Subaccount
NET ASSETS AT JANUARY 1, 2015	$203,297	$241,818	$2,428	$23,490	$5,248	$15,704
Changes From Operations:
• Net investment income (loss)	1,398	(3,082)	(75)	3,905	(60)	(1,029)
• Net realized gain (loss) on investments	(1,440)	49,182	18	(97)	68	7,043
• Net change in unrealized appreciation or depreciation on investments	(49,875)	(87,688)	(2,939)	(14,269)	(530)	(17,587)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(49,917)	(41,588)	(2,996)	(10,461)	(522)	(11,573)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	236,956	197,408	10,213	45,981	1,500	76,109
• Contract withdrawals and transfers to annuity reserves	(21,613)	(7,932)	(3)	(881)	(208)	—
• Contract transfers	495,249	28,334	1,186	117,532	—	56,997
	710,592	217,810	11,396	162,632	1,292	133,106
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	710,592	217,810	11,396	162,632	1,292	133,106
TOTAL INCREASE (DECREASE) IN NET ASSETS	660,675	176,222	8,400	152,171	770	121,533
NET ASSETS AT DECEMBER 31, 2015	863,972	418,040	10,828	175,661	6,018	137,237
Changes From Operations:
• Net investment income (loss)	(2,656)	(3,414)	(300)	34,176	(313)	(1,946)
• Net realized gain (loss) on investments	(6,189)	(35,400)	399	(587)	370	9,740
• Net change in unrealized appreciation or depreciation on investments	(3,743)	23,618	9,422	48,255	5,001	4,162
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(12,588)	(15,196)	9,521	81,844	5,058	11,956
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	153,783	105,556	11,400	143,461	55,238	5,867
• Contract withdrawals and transfers to annuity reserves	(121,134)	(7,541)	(8)	(4,255)	(838)	(509)
• Contract transfers	475,887	(87,787)	51,543	337,566	25,562	42,266
	508,536	10,228	62,935	476,772	79,962	47,624
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	508,536	10,228	62,935	476,772	79,962	47,624
TOTAL INCREASE (DECREASE) IN NET ASSETS	495,948	(4,968)	72,456	558,616	85,020	59,580
NET ASSETS AT DECEMBER 31, 2016	$1,359,920	$413,072	$83,284	$734,277	$91,038	$196,817

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Ivy VIP Science and Technology Portfolio Subaccount	Janus Aspen Balanced Portfolio Service Shares Subaccount	Janus Aspen Enterprise Portfolio Service Shares Subaccount	Janus Aspen Global Research Portfolio Service Shares Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio Class 2 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio Class 2 Subaccount	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$40,961	$845,988	$428,513	$10,726	$—	$—	$23,227
Changes From Operations:
• Net investment income (loss)	(1,011)	(1,875)	(4,706)	(127)	794	36	(878)
• Net realized gain (loss) on investments	3,816	49,929	92,822	177	(761)	—	8,052
• Net change in unrealized appreciation or depreciation on investments	(7,939)	(55,219)	(81,247)	(736)	(1,714)	(30)	(21,446)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,134)	(7,165)	6,869	(686)	(1,681)	6	(14,272)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	105,977	803	5,488	6	624	—	141,172
• Contract withdrawals and transfers to annuity reserves	(336)	(156,715)	(59,458)	(10)	(454)	—	(5,794)
• Contract transfers	19,772	441	11,278	3,096	34,706	1,429	30,583
	125,413	(155,471)	(42,692)	3,092	34,876	1,429	165,961
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	125,413	(155,471)	(42,692)	3,092	34,876	1,429	165,961
TOTAL INCREASE (DECREASE) IN NET ASSETS	120,279	(162,636)	(35,823)	2,406	33,195	1,435	151,689
NET ASSETS AT DECEMBER 31, 2015	161,240	683,352	392,690	13,132	33,195	1,435	174,916
Changes From Operations:
• Net investment income (loss)	(2,880)	2,496	(4,987)	(65)	5,447	2,603	(1,185)
• Net realized gain (loss) on investments	7,251	15,190	48,095	(306)	1,246	1,962	19,944
• Net change in unrealized appreciation or depreciation on investments	9,884	(1,505)	(16,519)	291	2,425	(261)	4,182
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,255	16,181	26,589	(80)	9,118	4,304	22,941
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	71,949	552	194	2	46,249	111,958	13,354
• Contract withdrawals and transfers to annuity reserves	(8,295)	(55,685)	(85,993)	(6)	(8,639)	(2,210)	(3,360)
• Contract transfers	90,209	24,969	(1,260)	(1,959)	192,277	8,170	28,832
	153,863	(30,164)	(87,059)	(1,963)	229,887	117,918	38,826
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	153,863	(30,164)	(87,059)	(1,963)	229,887	117,918	38,826
TOTAL INCREASE (DECREASE) IN NET ASSETS	168,118	(13,983)	(60,470)	(2,043)	239,005	122,222	61,767
NET ASSETS AT DECEMBER 31, 2016	$329,358	$669,369	$332,220	$11,089	$272,200	$123,657	$236,683

See accompanying notes.

	Lord Abbett Bond Debenture Portfolio Class VC Subaccount	Lord Abbett Developing Growth Portfolio Class VC Subaccount	Lord Abbett Fundamental Equity Portfolio Class VC Subaccount	Lord Abbett Short Duration Income Portfolio Class VC Subaccount	LVIP American Balanced Allocation Fund Standard Class Subaccount	LVIP American Balanced Allocation Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$61,126	$16,312	$80,495	$35,665	$—	$—
Changes From Operations:
• Net investment income (loss)	7,356	(562)	179	6,232	169	21,406
• Net realized gain (loss) on investments	624	790	6,529	(78)	213	13,649
• Net change in unrealized appreciation or depreciation on investments	(16,405)	(14,282)	(10,093)	(9,604)	(739)	(75,846)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,425)	(14,054)	(3,385)	(3,450)	(357)	(40,791)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	92,660	76,861	—	21,174	6,802	161,491
• Contract withdrawals and transfers to annuity reserves	(4)	(8)	(2,095)	(3,377)	—	—
• Contract transfers	64,387	18,075	(333)	270,058	—	945,231
	157,043	94,928	(2,428)	287,855	6,802	1,106,722
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	157,043	94,928	(2,428)	287,855	6,802	1,106,722
TOTAL INCREASE (DECREASE) IN NET ASSETS	148,618	80,874	(5,813)	284,405	6,445	1,065,931
NET ASSETS AT DECEMBER 31, 2015	209,744	97,186	74,682	320,070	6,445	1,065,931
Changes From Operations:
• Net investment income (loss)	11,181	(1,461)	199	8,870	101	25,203
• Net realized gain (loss) on investments	(3,916)	(3,517)	1,452	(298)	274	112,776
• Net change in unrealized appreciation or depreciation on investments	20,263	4,542	9,030	2,193	(16)	(41,068)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,528	(436)	10,681	10,765	359	96,911
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	63,132	45,242	—	179,448	—	1,041,125
• Contract withdrawals and transfers to annuity reserves	(2,374)	(7,072)	(2,107)	(24,883)	—	(26,349)
• Contract transfers	24,310	1,996	(1,869)	154,903	—	649,108
	85,068	40,166	(3,976)	309,468	—	1,663,884
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	85,068	40,166	(3,976)	309,468	—	1,663,884
TOTAL INCREASE (DECREASE) IN NET ASSETS	112,596	39,730	6,705	320,233	359	1,760,795
NET ASSETS AT DECEMBER 31, 2016	$322,340	$136,916	$81,387	$640,303	$6,804	$2,826,726

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund Service Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP American Global Growth Fund Service Class II Subaccount	LVIP American Global Small Capitalization Fund Service Class II Subaccount
NET ASSETS AT JANUARY 1, 2015	$4,101,889	$—	$250,730	$—	$1,936,787	$3,540,970	$3,217,157
Changes From Operations:
• Net investment income (loss)	28,691	215	41,009	—	180,610	164	(44,966)
• Net realized gain (loss) on investments	15,690	—	19,818	—	(31,031)	529,230	156,645
• Net change in unrealized appreciation or depreciation on investments	(588,188)	(305)	(150,015)	—	(586,665)	(367,387)	(138,910)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(543,807)	(90)	(89,188)	—	(437,086)	162,007	(27,231)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,268,362	6,717	1,432,020	—	3,364,452	929,004	91,705
• Contract withdrawals and transfers to annuity reserves	(294,254)	—	(23,016)	—	(409,536)	(215,623)	(179,185)
• Contract transfers	2,538,568	—	447,814	—	3,928,802	197,327	(134,228)
	7,512,676	6,717	1,856,818	—	6,883,718	910,708	(221,708)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,512,676	6,717	1,856,818	—	6,883,718	910,708	(221,708)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,968,869	6,627	1,767,630	—	6,446,632	1,072,715	(248,939)
NET ASSETS AT DECEMBER 31, 2015	11,070,758	6,627	2,018,360	—	8,383,419	4,613,685	2,968,218
Changes From Operations:
• Net investment income (loss)	(9,692)	98	6,387	2,430	(2,794)	(30,704)	(41,178)
• Net realized gain (loss) on investments	132,361	—	(4,985)	(162)	(105,641)	354,024	258,362
• Net change in unrealized appreciation or depreciation on investments	2,166,678	169	64,197	5,979	237,461	(368,347)	(212,451)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,289,347	267	65,599	8,247	129,026	(45,027)	4,733
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,283,923	—	148,156	224,138	797,931	189,816	30,622
• Contract withdrawals and transfers to annuity reserves	(620,978)	—	(82,282)	(12,147)	(272,823)	(298,886)	(158,812)
• Contract transfers	5,105,277	—	271,049	—	(380,124)	13,861	(99,231)
	5,768,222	—	336,923	211,991	144,984	(95,209)	(227,421)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,768,222	—	336,923	211,991	144,984	(95,209)	(227,421)
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,057,569	267	402,522	220,238	274,010	(140,236)	(222,688)
NET ASSETS AT DECEMBER 31, 2016	$19,128,327	$6,894	$2,420,882	$220,238	$8,657,429	$4,473,449	$2,745,530

See accompanying notes.

	LVIP American Growth Allocation Fund Service Class Subaccount	LVIP American Growth Fund Service Class II Subaccount	LVIP American Growth-Income Fund Service Class II Subaccount	LVIP American Income Allocation Fund Standard Class Subaccount	LVIP American International Fund Service Class II Subaccount	LVIP American Preservation Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$40,059	$12,319,618	$11,837,974	$—	$6,350,177	$5,044
Changes From Operations:
• Net investment income (loss)	3,870	(184,540)	(37,299)	1,676	(19,973)	561
• Net realized gain (loss) on investments	8,095	1,117,136	884,394	325	93,708	(18)
• Net change in unrealized appreciation or depreciation on investments	(18,281)	(347,498)	(900,700)	(2,431)	(546,904)	(1,156)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,316)	585,098	(53,605)	(430)	(473,169)	(613)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	186,962	1,517,452	1,250,694	24,719	474,385	66,142
• Contract withdrawals and transfers to annuity reserves	(36)	(580,583)	(586,087)	(3,105)	(276,535)	—
• Contract transfers	11,614	(295,945)	(13,606)	34,947	429,693	(2,264)
	198,540	640,924	651,001	56,561	627,543	63,878
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	198,540	640,924	651,001	56,561	627,543	63,878
TOTAL INCREASE (DECREASE) IN NET ASSETS	192,224	1,226,022	597,396	56,131	154,374	63,265
NET ASSETS AT DECEMBER 31, 2015	232,283	13,545,640	12,435,370	56,131	6,504,551	68,309
Changes From Operations:
• Net investment income (loss)	6,025	(167,866)	9,826	301	(40,606)	293
• Net realized gain (loss) on investments	30,259	3,023,131	2,152,496	1,490	383,431	(18)
• Net change in unrealized appreciation or depreciation on investments	6,728	(1,852,564)	(931,646)	387	(243,681)	(167)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,012	1,002,701	1,230,676	2,178	99,144	108
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	496,668	717,966	1,039,366	—	210,402	20,954
• Contract withdrawals and transfers to annuity reserves	(8,276)	(858,198)	(981,560)	(3,589)	(256,970)	(1,227)
• Contract transfers	(173)	257,094	509,388	—	(131,386)	20,654
	488,219	116,862	567,194	(3,589)	(177,954)	40,381
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	488,219	116,862	567,194	(3,589)	(177,954)	40,381
TOTAL INCREASE (DECREASE) IN NET ASSETS	531,231	1,119,563	1,797,870	(1,411)	(78,810)	40,489
NET ASSETS AT DECEMBER 31, 2016	$763,514	$14,665,203	$14,233,240	$54,720	$6,425,741	$108,798

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP AQR Enhanced Global Strategies Fund Service Class Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class Subaccount	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class Subaccount	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$11,414,048	$31,879,531	$—	$11,576,499	$52,753,941	$—
Changes From Operations:
• Net investment income (loss)	263	(187,742)	34,104	16	(2,926)	(520,445)	—
• Net realized gain (loss) on investments	(7)	1,390,523	107,083	(1)	(141,754)	2,760,348	—
• Net change in unrealized appreciation or depreciation on investments	(1,607)	(1,872,238)	(2,533,271)	(367)	(2,349,307)	(6,817,718)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,351)	(669,457)	(2,392,084)	(352)	(2,493,987)	(4,577,815)	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	36,601	430,319	8,047,871	1,501	3,370,119	12,281,455	—
• Contract withdrawals and transfers to annuity reserves	—	(892,779)	(1,627,908)	—	(539,105)	(3,095,703)	—
• Contract transfers	—	(248,699)	4,431,331	—	2,641,661	13,144,296	—
	36,601	(711,159)	10,851,294	1,501	5,472,675	22,330,048	—
Annuity Reserves:
• Annuity Payments	—	(388)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	1	—	—	—	—	—
	—	(387)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	36,601	(711,546)	10,851,294	1,501	5,472,675	22,330,048	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	35,250	(1,381,003)	8,459,210	1,149	2,978,688	17,752,233	—
NET ASSETS AT DECEMBER 31, 2015	35,250	10,033,045	40,338,741	1,149	14,555,187	70,506,174	—
Changes From Operations:
• Net investment income (loss)	206	(117,735)	132,282	63	386,258	(649,479)	48,710
• Net realized gain (loss) on investments	(553)	858,491	193,691	(288)	(2,611,551)	(736,441)	(7,357)
• Net change in unrealized appreciation or depreciation on investments	1,607	(386,941)	4,593,858	367	3,109,326	2,220,156	(32,201)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,260	353,815	4,919,831	142	884,033	834,236	9,152
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	45,588	141,772	6,466,049	450	355,300	5,671,653	2,995,741
• Contract withdrawals and transfers to annuity reserves	—	(526,872)	(2,905,298)	—	(668,277)	(3,838,335)	(73,545)
• Contract transfers	(82,098)	(647,883)	7,779,585	(1,741)	(15,126,243)	5,280,964	5,840,294
	(36,510)	(1,032,983)	11,340,336	(1,291)	(15,439,220)	7,114,282	8,762,490
Annuity Reserves:
• Annuity Payments	—	(334)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	2	—	—	—	—	—
	—	(332)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(36,510)	(1,033,315)	11,340,336	(1,291)	(15,439,220)	7,114,282	8,762,490
TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,250)	(679,500)	16,260,167	(1,149)	(14,555,187)	7,948,518	8,771,642
NET ASSETS AT DECEMBER 31, 2016	$—	$9,353,545	$56,598,908	$—	$—	$78,454,692	$8,771,642

See accompanying notes.

	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Service Class Subaccount	LVIP BlackRock Multi-Asset Income Fund Service Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class Subaccount	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class Subaccount	LVIP Blended Core Equity Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$50,577,908	$116,896	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	95	(225,915)	3,311	—	(7,819)	27
• Net realized gain (loss) on investments	(1)	(559,020)	(3,521)	—	(9,911)	19
• Net change in unrealized appreciation or depreciation on investments	(823)	(1,635,514)	(13,776)	—	(98,741)	(195)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(729)	(2,420,449)	(13,986)	—	(116,471)	(149)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	30,379	3,626,280	230,130	—	1,755,851	4,320
• Contract withdrawals and transfers to annuity reserves	—	(4,311,224)	(7,457)	—	(19,935)	(34)
• Contract transfers	—	1,212,169	(94,967)	—	548,242	(49)
	30,379	527,225	127,706	—	2,284,158	4,237
Annuity Reserves:
• Annuity Payments	—	(3,272)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	503	—	—	—	—
	—	(2,769)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	30,379	524,456	127,706	—	2,284,158	4,237
TOTAL INCREASE (DECREASE) IN NET ASSETS	29,650	(1,895,993)	113,720	—	2,167,687	4,088
NET ASSETS AT DECEMBER 31, 2015	29,650	48,681,915	230,616	—	2,167,687	4,088
Changes From Operations:
• Net investment income (loss)	233	(398,276)	4,676	25,187	(27,964)	27
• Net realized gain (loss) on investments	(1)	(560,274)	(376)	7,388	142,069	—
• Net change in unrealized appreciation or depreciation on investments	654	1,712,736	10,729	77,703	98,741	308
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	886	754,186	15,029	110,278	212,846	335
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	1,969,359	49,358	1,872,314	424,472	—
• Contract withdrawals and transfers to annuity reserves	(30)	(4,025,171)	(4,324)	(55,943)	(88,032)	(46)
• Contract transfers	3,443	3,011,210	12,771	6,986,358	(2,716,973)	(115)
	3,413	955,398	57,805	8,802,729	(2,380,533)	(161)
Annuity Reserves:
• Annuity Payments	—	(3,989)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	222	—	—	—	—
	—	(3,767)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,413	951,631	57,805	8,802,729	(2,380,533)	(161)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,299	1,705,817	72,834	8,913,007	(2,167,687)	174
NET ASSETS AT DECEMBER 31, 2016	$33,949	$50,387,732	$303,450	$8,913,007	$—	$4,262

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Blended Core Equity Managed Volatility Fund Service Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund Service Class Subaccount	LVIP Clarion Global Real Estate Fund Service Class Subaccount	LVIP ClearBridge Large Cap Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$3,307,204	$147,064	$12,765,408	$—	$17,297,401	$7,431,129	$—
Changes From Operations:
• Net investment income (loss)	(42,042)	(2,515)	(288,326)	—	(303,927)	87,684	6,802
• Net realized gain (loss) on investments	39,122	5,645	297,372	—	330,096	327,477	(5,233)
• Net change in unrealized appreciation or depreciation on investments	(396,222)	(3,550)	(118,585)	—	(1,311,595)	(658,415)	(102,992)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(399,142)	(420)	(109,539)	—	(1,285,426)	(243,254)	(101,423)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,584,898	31	7,142,375	—	4,173,841	767,416	3,269,995
• Contract withdrawals and transfers to annuity reserves	(206,175)	(9,576)	(557,142)	—	(858,838)	(727,887)	(25,591)
• Contract transfers	1,915,174	(1,727)	5,755,802	—	1,033,353	(83,691)	850,700
	5,293,897	(11,272)	12,341,035	—	4,348,356	(44,162)	4,095,104
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,293,897	(11,272)	12,341,035	—	4,348,356	(44,162)	4,095,104
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,894,755	(11,692)	12,231,496	—	3,062,930	(287,416)	3,993,681
NET ASSETS AT DECEMBER 31, 2015	8,201,959	135,372	24,996,904	—	20,360,331	7,143,713	3,993,681
Changes From Operations:
• Net investment income (loss)	(31,168)	(1,576)	(387,513)	(9)	(373,976)	161,239	(35,286)
• Net realized gain (loss) on investments	(4,257)	24,639	114,662	55	377,167	232,930	117,115
• Net change in unrealized appreciation or depreciation on investments	871,087	(27,151)	(305,816)	35	23,720	(419,759)	88,659
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	835,662	(4,088)	(578,667)	81	26,911	(25,590)	170,488
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,759,743	21,566	5,420,934	—	3,970,775	429,897	961,056
• Contract withdrawals and transfers to annuity reserves	(459,443)	(35,666)	(1,254,652)	(31)	(1,597,169)	(591,248)	(170,783)
• Contract transfers	4,864,524	(18,288)	4,835,873	3,389	10,926,386	(303,187)	1,167,682
	8,164,824	(32,388)	9,002,155	3,358	13,299,992	(464,538)	1,957,955
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,164,824	(32,388)	9,002,155	3,358	13,299,992	(464,538)	1,957,955
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,000,486	(36,476)	8,423,488	3,439	13,326,903	(490,128)	2,128,443
NET ASSETS AT DECEMBER 31, 2016	$17,202,445	$98,896	$33,420,392	$3,439	$33,687,234	$6,653,585	$6,122,124

See accompanying notes.

	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Bond Fund Service Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Service Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$6,417,694	$90,414,662	$8,153	$39,966,977	$313,480	$2,178,546
Changes From Operations:
• Net investment income (loss)	41,709	690,764	449	(113,386)	(350)	(4,591)
• Net realized gain (loss) on investments	54,438	345,917	(1)	(101,292)	36,246	131,910
• Net change in unrealized appreciation or depreciation on investments	(168,524)	(2,815,661)	(725)	(822,136)	(32,125)	(183,882)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(72,377)	(1,778,980)	(277)	(1,036,814)	3,771	(56,563)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,588	23,958,565	26,381	3,463,278	200	2,675
• Contract withdrawals and transfers to annuity reserves	(504,092)	(8,272,268)	—	(2,366,781)	(162,832)	(261,101)
• Contract transfers	(7,688)	11,534,144	—	(648,489)	(72)	(34,266)
	(504,192)	27,220,441	26,381	448,008	(162,704)	(292,692)
Annuity Reserves:
• Annuity Payments	(769)	(1,509)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	75	235	—	—	—	—
	(694)	(1,274)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(504,886)	27,219,167	26,381	448,008	(162,704)	(292,692)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(577,263)	25,440,187	26,104	(588,806)	(158,933)	(349,255)
NET ASSETS AT DECEMBER 31, 2015	5,840,431	115,854,849	34,257	39,378,171	154,547	1,829,291
Changes From Operations:
• Net investment income (loss)	47,707	1,416,790	(247)	(643,506)	324	(3,073)
• Net realized gain (loss) on investments	127,770	1,710,888	(3)	(159,786)	13,858	168,545
• Net change in unrealized appreciation or depreciation on investments	(91,100)	(2,702,325)	903	943,571	(8,089)	(103,578)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	84,377	425,353	653	140,279	6,093	61,894
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,026	18,453,963	9,601	1,734,910	185	73,022
• Contract withdrawals and transfers to annuity reserves	(1,232,916)	(8,851,679)	—	(2,416,129)	(3,286)	(220,615)
• Contract transfers	(79,326)	19,742,498	—	1,727,378	137	11,461
	(1,307,216)	29,344,782	9,601	1,046,159	(2,964)	(136,132)
Annuity Reserves:
• Annuity Payments	(723)	(1,470)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	80	276	—	—	—	—
	(643)	(1,194)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,307,859)	29,343,588	9,601	1,046,159	(2,964)	(136,132)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,223,482)	29,768,941	10,254	1,186,438	3,129	(74,238)
NET ASSETS AT DECEMBER 31, 2016	$4,616,949	$145,623,790	$44,511	$40,564,609	$157,676	$1,755,053

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Service Class Subaccount	LVIP Delaware Special Opportunities Fund Service Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund Service Class Subaccount	LVIP Dimensional International Core Equity Fund Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$509,932	$4,039,159	$3,136,234	$11,019,703	$—	$—	$1,671,060
Changes From Operations:
• Net investment income (loss)	(85)	(21,855)	(29,171)	(95,298)	316	—	(5,309)
• Net realized gain (loss) on investments	74,560	584,681	301,187	(294,376)	774	—	289,722
• Net change in unrealized appreciation or depreciation on investments	(84,237)	(652,496)	(297,048)	(341,492)	(2,433)	—	(336,201)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,762)	(89,670)	(25,032)	(731,166)	(1,343)	—	(51,788)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	899	185,742	45,881	2,622,742	17,367	—	23,916
• Contract withdrawals and transfers to annuity reserves	(55,909)	(249,584)	(305,001)	(643,679)	(1,450)	—	(140,794)
• Contract transfers	37,945	21,557	(205,142)	(512,740)	127,883	—	124,693
	(17,065)	(42,285)	(464,262)	1,466,323	143,800	—	7,815
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(17,065)	(42,285)	(464,262)	1,466,323	143,800	—	7,815
TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,827)	(131,955)	(489,294)	735,157	142,457	—	(43,973)
NET ASSETS AT DECEMBER 31, 2015	483,105	3,907,204	2,646,940	11,754,860	142,457	—	1,627,087
Changes From Operations:
• Net investment income (loss)	(1,366)	(16,136)	(9,625)	71,302	3,771	46	(6,094)
• Net realized gain (loss) on investments	74,805	460,869	433,756	(8,475)	4,710	697	644,201
• Net change in unrealized appreciation or depreciation on investments	(56,453)	(281,677)	58,359	58,061	20,839	(485)	(426,910)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,986	163,056	482,490	120,888	29,320	258	211,197
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,410	2,799	120,079	1,587,345	95,472	—	170,502
• Contract withdrawals and transfers to annuity reserves	(81,618)	(212,652)	(290,563)	(550,807)	(17,256)	(32)	(160,001)
• Contract transfers	(89,969)	(314,348)	253,096	1,297,737	320,861	3,251	151,292
	(170,177)	(524,201)	82,612	2,334,275	399,077	3,219	161,793
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(170,177)	(524,201)	82,612	2,334,275	399,077	3,219	161,793
TOTAL INCREASE (DECREASE) IN NET ASSETS	(153,191)	(361,145)	565,102	2,455,163	428,397	3,477	372,990
NET ASSETS AT DECEMBER 31, 2016	$329,914	$3,546,059	$3,212,042	$14,210,023	$570,854	$3,477	$2,000,077

See accompanying notes.

	LVIP Dimensional U.S. Core Equity 2 Fund Service Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Service Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$17,641,309	$—	$26,338,047	$41,539,889	$—
Changes From Operations:
• Net investment income (loss)	602	(116,341)	45	(25,146)	(155,097)	50
• Net realized gain (loss) on investments	(755)	271,185	—	50,559	(122,370)	65
• Net change in unrealized appreciation or depreciation on investments	(4,067)	(2,189,759)	(81)	(488,491)	(4,969,635)	(724)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,220)	(2,034,915)	(36)	(463,078)	(5,247,102)	(609)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	189,084	4,894,977	4,320	4,913,081	13,325,662	10,773
• Contract withdrawals and transfers to annuity reserves	(815)	(910,691)	(34)	(1,500,589)	(1,995,314)	—
• Contract transfers	8,298	2,694,257	(174)	2,004,155	3,777,719	—
	196,567	6,678,543	4,112	5,416,647	15,108,067	10,773
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	196,567	6,678,543	4,112	5,416,647	15,108,067	10,773
TOTAL INCREASE (DECREASE) IN NET ASSETS	192,347	4,643,628	4,076	4,953,569	9,860,965	10,164
NET ASSETS AT DECEMBER 31, 2015	192,347	22,284,937	4,076	31,291,616	51,400,854	10,164
Changes From Operations:
• Net investment income (loss)	247	(122,000)	45	(18,534)	(128,606)	(20)
• Net realized gain (loss) on investments	5,112	2,129,504	—	40,086	(869,528)	441
• Net change in unrealized appreciation or depreciation on investments	40,780	363,670	13	(73,304)	1,433,604	3,495
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,139	2,371,174	58	(51,752)	435,470	3,916
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	13,703	3,776,830	—	3,325,371	3,748,105	155,002
• Contract withdrawals and transfers to annuity reserves	(4,031)	(1,368,024)	(47)	(1,897,862)	(2,605,622)	(35)
• Contract transfers	200,208	2,472,020	214	5,121,837	864,485	—
	209,880	4,880,826	167	6,549,346	2,006,968	154,967
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	209,880	4,880,826	167	6,549,346	2,006,968	154,967
TOTAL INCREASE (DECREASE) IN NET ASSETS	256,019	7,252,000	225	6,497,594	2,442,438	158,883
NET ASSETS AT DECEMBER 31, 2016	$448,366	$29,536,937	$4,301	$37,789,210	$53,843,292	$169,047

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Franklin Templeton Value Managed Volatility Fund Standard Class Subaccount	LVIP Franklin Templeton Value Managed Volatility Fund Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP Global Income Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$5,679,629	$209,477	$92,487,341	$—	$399,700,875	$28,962,076
Changes From Operations:
• Net investment income (loss)	290	163,662	697	137,208	127	776,472	378,252
• Net realized gain (loss) on investments	(4)	(77,899)	2,195	2,200,816	—	1,946,991	115,270
• Net change in unrealized appreciation or depreciation on investments	(1,804)	(1,283,365)	(10,127)	(6,161,815)	(240)	(27,540,445)	(1,709,191)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,518)	(1,197,602)	(7,235)	(3,823,791)	(113)	(24,816,982)	(1,215,669)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	13,601	6,463,587	—	9,338,143	6,711	56,668,004	4,425,840
• Contract withdrawals and transfers to annuity reserves	—	(500,702)	(11,450)	(11,561,442)	—	(18,948,046)	(2,448,623)
• Contract transfers	—	3,061,345	—	7,482,297	—	12,621,068	187,775
	13,601	9,024,230	(11,450)	5,258,998	6,711	50,341,026	2,164,992
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	(194)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	(194)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	13,601	9,024,230	(11,450)	5,258,998	6,711	50,341,026	2,164,798
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,083	7,826,628	(18,685)	1,435,207	6,598	25,524,044	949,129
NET ASSETS AT DECEMBER 31, 2015	12,083	13,506,257	190,792	93,922,548	6,598	425,224,919	29,911,205
Changes From Operations:
• Net investment income (loss)	247	187,502	946	312,058	93	261,337	(525,420)
• Net realized gain (loss) on investments	158	151,816	1,947	1,349,156	—	(324,749)	(51,998)
• Net change in unrealized appreciation or depreciation on investments	880	1,396,481	3,100	1,315,109	180	11,694,548	106,718
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,285	1,735,799	5,993	2,976,323	273	11,631,136	(470,700)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	4,059,397	—	5,868,548	—	18,546,865	2,110,516
• Contract withdrawals and transfers to annuity reserves	—	(685,381)	(10,887)	(5,867,231)	—	(20,125,792)	(1,991,941)
• Contract transfers	—	2,823,977	—	4,058,868	—	(25,415,143)	1,870,145
	—	6,197,993	(10,887)	4,060,185	—	(26,994,070)	1,988,720
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	(183)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	1
	—	—	—	—	—	—	(182)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	6,197,993	(10,887)	4,060,185	—	(26,994,070)	1,988,538
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,285	7,933,792	(4,894)	7,036,508	273	(15,362,934)	1,517,838
NET ASSETS AT DECEMBER 31, 2016	$13,368	$21,440,049	$185,898	$100,959,056	$6,871	$409,861,985	$31,429,043

See accompanying notes.

	LVIP Global Moderate Allocation Managed Risk Fund Service Class Subaccount	LVIP Goldman Sachs Income Builder Fund Service Class Subaccount	LVIP Government Money Market Fund Standard Class Subaccount	LVIP Government Money Market Fund Service Class Subaccount	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class Subaccount	LVIP Invesco Select Equity Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$373,581,748	$—	$2,293,729	$13,993,739	$1,700,698	$—
Changes From Operations:
• Net investment income (loss)	828,601	—	(24,272)	(188,813)	53,685	55
• Net realized gain (loss) on investments	2,933,226	—	—	—	(6,874)	(2)
• Net change in unrealized appreciation or depreciation on investments	(26,537,239)	—	—	—	(459,307)	(395)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,775,412)	—	(24,272)	(188,813)	(412,496)	(342)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	47,459,070	—	3,651	2,265,616	4,907,364	4,320
• Contract withdrawals and transfers to annuity reserves	(21,722,318)	—	(1,022,644)	(4,759,648)	(148,420)	(34)
• Contract transfers	31,654,038	—	(63,630)	2,486,871	2,499,251	171
	57,390,790	—	(1,082,623)	(7,161)	7,258,195	4,457
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	57,390,790	—	(1,082,623)	(7,161)	7,258,195	4,457
TOTAL INCREASE (DECREASE) IN NET ASSETS	34,615,378	—	(1,106,895)	(195,974)	6,845,699	4,115
NET ASSETS AT DECEMBER 31, 2015	408,197,126	—	1,186,834	13,797,765	8,546,397	4,115
Changes From Operations:
• Net investment income (loss)	(200,195)	1,005	(17,546)	(401,543)	(61,386)	13
• Net realized gain (loss) on investments	4,057,839	—	—	—	246,478	(23)
• Net change in unrealized appreciation or depreciation on investments	5,466,998	(559)	—	—	1,279,248	252
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,324,642	446	(17,546)	(401,543)	1,464,340	242
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	13,484,913	—	1,687	10,331,038	5,432,340	—
• Contract withdrawals and transfers to annuity reserves	(24,566,476)	—	(620,905)	(4,449,343)	(624,471)	(46)
• Contract transfers	(8,101,162)	35,413	468,388	3,050,223	6,293,713	(80)
	(19,182,725)	35,413	(150,830)	8,931,918	11,101,582	(126)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,182,725)	35,413	(150,830)	8,931,918	11,101,582	(126)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,858,083)	35,859	(168,376)	8,530,375	12,565,922	116
NET ASSETS AT DECEMBER 31, 2016	$398,339,043	$35,859	$1,018,458	$22,328,140	$21,112,319	$4,231

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Invesco Select Equity Managed Volatility Fund Service Class Subaccount	LVIP JPMorgan LVIP JPMorgan High Yield Fund Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class Subaccount	Select Mid Cap Value Managed Volatility Fund Service Class Subaccount	LVIP Managed Risk Profile 2010 Fund Service Class Subaccount	LVIP Managed Risk Profile 2020 Fund Service Class Subaccount	LVIP Managed Risk Profile 2030 Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$6,107,963	$8,251,873	$9,473	$22,362,817	$488,493	$314,366	$342,657
Changes From Operations:
• Net investment income (loss)	5,625	256,508	55	(251,175)	(855)	(784)	(404)
• Net realized gain (loss) on investments	(26,938)	31,078	—	388,290	53,127	16,307	21,134
• Net change in unrealized appreciation or depreciation on investments	(653,806)	(743,751)	(1,499)	(2,685,536)	(63,400)	(27,657)	(35,969)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(675,119)	(456,165)	(1,444)	(2,548,421)	(11,128)	(12,134)	(15,239)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,582,294	685,090	10,559	6,926,321	340	245	319
• Contract withdrawals and transfers to annuity reserves	(215,723)	(1,076,746)	—	(1,075,949)	(13,744)	(31,786)	(2,302)
• Contract transfers	(1,473,922)	116,529	—	2,687,258	(127,852)	767	—
	892,649	(275,127)	10,559	8,537,630	(141,256)	(30,774)	(1,983)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	892,649	(275,127)	10,559	8,537,630	(141,256)	(30,774)	(1,983)
TOTAL INCREASE (DECREASE) IN NET ASSETS	217,530	(731,292)	9,115	5,989,209	(152,384)	(42,908)	(17,222)
NET ASSETS AT DECEMBER 31, 2015	6,325,493	7,520,581	18,588	28,352,026	336,109	271,458	325,435
Changes From Operations:
• Net investment income (loss)	(58,995)	311,326	66	(342,230)	330	(48)	(1,095)
• Net realized gain (loss) on investments	(74,192)	(69,214)	(2)	142,747	14,507	8,748	15,021
• Net change in unrealized appreciation or depreciation on investments	440,924	590,069	2,365	2,986,204	(6,585)	(3,036)	(14,067)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	307,737	832,181	2,429	2,786,721	8,252	5,664	(141)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	208,035	498,659	10,561	6,616,578	316	280	538
• Contract withdrawals and transfers to annuity reserves	(246,149)	(597,339)	—	(1,967,123)	(11,158)	(18,156)	(173,978)
• Contract transfers	101,024	584,451	—	3,612,782	105	(64)	—
	62,910	485,771	10,561	8,262,237	(10,737)	(17,940)	(173,440)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	62,910	485,771	10,561	8,262,237	(10,737)	(17,940)	(173,440)
TOTAL INCREASE (DECREASE) IN NET ASSETS	370,647	1,317,952	12,990	11,048,958	(2,485)	(12,276)	(173,581)
NET ASSETS AT DECEMBER 31, 2016	$6,696,140	$8,838,533	$31,578	$39,400,984	$333,624	$259,182	$151,854

See accompanying notes.

	LVIP Managed Risk Profile 2040 Fund Service Class Subaccount	LVIP MFS International Growth Fund Service Class Subaccount	LVIP MFS International Equity Managed Volatility Fund Service Class Subaccount	LVIP MFS Value Fund Service Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$9,082	$4,997,159	$6,770,058	$17,715,838	$1,277,569	$11,656,989
Changes From Operations:
• Net investment income (loss)	138	(34,741)	(79,169)	58,943	13,757	122,813
• Net realized gain (loss) on investments	2,185	90,388	(28,721)	1,425,948	6,303	48,856
• Net change in unrealized appreciation or depreciation on investments	(4,684)	(116,447)	(284,165)	(1,862,281)	(76,818)	(810,069)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,361)	(60,800)	(392,055)	(377,390)	(56,758)	(638,400)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	800,013	3,673,213	1,637,285	2,414	530,314
• Contract withdrawals and transfers to annuity reserves	(636)	(276,319)	(441,798)	(1,345,252)	(200,533)	(1,336,490)
• Contract transfers	26,010	83,428	3,118,616	(807,555)	14,807	582,481
	25,374	607,122	6,350,031	(515,522)	(183,312)	(223,695)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(788)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	115
	—	—	—	—	—	(673)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	25,374	607,122	6,350,031	(515,522)	(183,312)	(224,368)
TOTAL INCREASE (DECREASE) IN NET ASSETS	23,013	546,322	5,957,976	(892,912)	(240,070)	(862,768)
NET ASSETS AT DECEMBER 31, 2015	32,095	5,543,481	12,728,034	16,822,926	1,037,499	10,794,221
Changes From Operations:
• Net investment income (loss)	50	(13,332)	(64,660)	68,861	10,035	111,777
• Net realized gain (loss) on investments	569	29,623	(109,574)	1,525,228	22,027	217,420
• Net change in unrealized appreciation or depreciation on investments	12	(23,214)	(312,511)	606,127	(6,989)	(73,874)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	631	(6,923)	(486,745)	2,200,216	25,073	255,323
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	448,097	1,853,086	1,187,575	1,364	498,361
• Contract withdrawals and transfers to annuity reserves	(932)	(313,926)	(1,065,657)	(1,258,367)	(179,662)	(1,434,150)
• Contract transfers	—	24,623	3,457,000	1,663,324	(37,207)	389,708
	(932)	158,794	4,244,429	1,592,532	(215,505)	(546,081)
Annuity Reserves:
• Annuity Payments	—	—	—	(2,136)	—	(702)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	(822)	—	133
	—	—	—	(2,958)	—	(569)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(932)	158,794	4,244,429	1,589,574	(215,505)	(546,650)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(301)	151,871	3,757,684	3,789,790	(190,432)	(291,327)
NET ASSETS AT DECEMBER 31, 2016	$31,794	$5,695,352	$16,485,718	$20,612,716	$847,067	$10,502,894

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class Subaccount	LVIP PIMCO Low Duration Bond Fund Standard Class Subaccount	LVIP PIMCO Low Duration Bond Fund Service Class Subaccount	LVIP Select Core Equity Managed Volatility Fund Standard Class Subaccount	LVIP Select Core Equity Managed Volatility Fund Service Class Subaccount	LVIP SSGA Bond Index Fund Standard Class Subaccount	LVIP SSGA Bond Index Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$556,197	$—	$3,650,161	$—	$20,289,796	$—	$42,167,448
Changes From Operations:
• Net investment income (loss)	(2,683)	8	474	47	(57,026)	853	223,492
• Net realized gain (loss) on investments	(12,047)	3	51,366	(2)	52,287	180	157,843
• Net change in unrealized appreciation or depreciation on investments	(142,453)	(12)	(149,427)	(281)	(2,073,932)	(2,403)	(1,135,616)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(157,183)	(1)	(97,587)	(236)	(2,078,671)	(1,370)	(754,281)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	756,226	1,005	6,368,766	4,320	5,900,827	86,803	3,994,921
• Contract withdrawals and transfers to annuity reserves	(148,731)	—	(346,149)	(34)	(960,968)	(4,471)	(4,299,696)
• Contract transfers	673,853	—	7,714,936	52	8,237,119	(2,772)	1,168,716
	1,281,348	1,005	13,737,553	4,338	13,176,978	79,560	863,941
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,281,348	1,005	13,737,553	4,338	13,176,978	79,560	863,941
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,124,165	1,004	13,639,966	4,102	11,098,307	78,190	109,660
NET ASSETS AT DECEMBER 31, 2015	1,680,362	1,004	17,290,127	4,102	31,388,103	78,190	42,277,108
Changes From Operations:
• Net investment income (loss)	(3,534)	52	7,365	19	(293,313)	515	180,236
• Net realized gain (loss) on investments	(22,426)	7	45,315	(13)	(97,876)	(71)	149,207
• Net change in unrealized appreciation or depreciation on investments	114,066	(9)	135,422	251	2,053,791	(8)	(384,070)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	88,106	50	188,102	257	1,662,602	436	(54,627)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	228,943	300	5,305,647	—	1,959,468	—	1,890,846
• Contract withdrawals and transfers to annuity reserves	(64,079)	(34)	(1,914,589)	(47)	(2,208,405)	(4,381)	(4,113,323)
• Contract transfers	261,848	3,431	9,502,080	(59)	1,710,478	6,417	8,230,827
	426,712	3,697	12,893,138	(106)	1,461,541	2,036	6,008,350
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	426,712	3,697	12,893,138	(106)	1,461,541	2,036	6,008,350
TOTAL INCREASE (DECREASE) IN NET ASSETS	514,818	3,747	13,081,240	151	3,124,143	2,472	5,953,723
NET ASSETS AT DECEMBER 31, 2016	$2,195,180	$4,751	$30,371,367	$4,253	$34,512,246	$80,662	$48,230,831

See accompanying notes.

	LVIP SSGA Conservative Index Allocation Fund Service Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund Service Class Subaccount	LVIP SSGA Developed International 150 Fund Service Class Subaccount	LVIP SSGA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund Service Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$4,907,802	$12,176,145	$6,111,028	$—	$7,476,062	$70,687,126
Changes From Operations:
• Net investment income (loss)	11,456	47,517	74,414	495	171,223	857,259
• Net realized gain (loss) on investments	71,164	169,717	645,725	(7)	(222,732)	337,524
• Net change in unrealized appreciation or depreciation on investments	(227,131)	(494,442)	(1,127,449)	(3,296)	(1,298,584)	(7,698,714)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(144,511)	(277,208)	(407,310)	(2,808)	(1,350,093)	(6,503,931)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	818,861	553,087	312,435	13,601	469,003	10,403,786
• Contract withdrawals and transfers to annuity reserves	(820,492)	(1,220,712)	(777,222)	—	(724,630)	(3,744,357)
• Contract transfers	543,167	(2,352,681)	1,081,467	—	477,277	745,240
	541,536	(3,020,306)	616,680	13,601	221,650	7,404,669
Annuity Reserves:
• Annuity Payments	—	—	—	—	(323)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	(323)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	541,536	(3,020,306)	616,680	13,601	221,327	7,404,669
TOTAL INCREASE (DECREASE) IN NET ASSETS	397,025	(3,297,514)	209,370	10,793	(1,128,766)	900,738
NET ASSETS AT DECEMBER 31, 2015	5,304,827	8,878,631	6,320,398	10,793	6,347,296	71,587,864
Changes From Operations:
• Net investment income (loss)	24,856	32,232	124,793	262	57,091	(918)
• Net realized gain (loss) on investments	79,579	260,461	(32,847)	(16)	(337,445)	(293,847)
• Net change in unrealized appreciation or depreciation on investments	81,706	147,564	330,096	1,339	1,176,429	2,832,794
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	186,141	440,257	422,042	1,585	896,075	2,538,029
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	206,416	659,396	188,112	—	338,848	3,795,602
• Contract withdrawals and transfers to annuity reserves	(404,445)	(713,671)	(445,429)	—	(532,121)	(3,238,512)
• Contract transfers	1,641,135	4,025	221,928	—	(70,915)	(6,777,641)
	1,443,106	(50,250)	(35,389)	—	(264,188)	(6,220,551)
Annuity Reserves:
• Annuity Payments	—	—	—	—	(225)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	1	—
	—	—	—	—	(224)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,443,106	(50,250)	(35,389)	—	(264,412)	(6,220,551)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,629,247	390,007	386,653	1,585	631,663	(3,682,522)
NET ASSETS AT DECEMBER 31, 2016	$6,934,074	$9,268,638	$6,707,051	$12,378	$6,978,959	$67,905,342

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP SSGA International Index Fund Service Class Subaccount	LVIP SSGA International Managed Volatility Fund Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund Service Class Subaccount	LVIP SSGA Large Cap 100 Fund Service Class Subaccount	LVIP SSGA Large Cap Managed Volatility Fund Service Class Subaccount	LVIP SSGA Moderate Index Allocation Fund Service Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$11,751,088	$—	$1,492,722	$14,279,724	$7,403,365	$15,707,590	$56,460,800
Changes From Operations:
• Net investment income (loss)	54,392	—	48,130	91,208	26,752	6,423	495,001
• Net realized gain (loss) on investments	289,834	—	(54,898)	2,648,614	14,134	205,349	1,401,082
• Net change in unrealized appreciation or depreciation on investments	(634,812)	—	(277,140)	(3,656,678)	(821,054)	(823,329)	(4,290,030)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(290,586)	—	(283,908)	(916,856)	(780,168)	(611,557)	(2,393,947)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	678,560	—	2,557,777	897,098	6,059,571	3,752,185	5,116,850
• Contract withdrawals and transfers to annuity reserves	(1,064,631)	—	(68,913)	(1,559,476)	(424,051)	(683,755)	(4,626,275)
• Contract transfers	(279,952)	—	1,260,178	247,110	2,240,855	306,755	(1,890,142)
	(666,023)	—	3,749,042	(415,268)	7,876,375	3,375,185	(1,399,567)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(666,023)	—	3,749,042	(415,268)	7,876,375	3,375,185	(1,399,567)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(956,609)	—	3,465,134	(1,332,124)	7,096,207	2,763,628	(3,793,514)
NET ASSETS AT DECEMBER 31, 2015	10,794,479	—	4,957,856	12,947,600	14,499,572	18,471,218	52,667,286
Changes From Operations:
• Net investment income (loss)	119,795	16	54,840	98,105	32,161	46,315	192,113
• Net realized gain (loss) on investments	(21,006)	—	(115,656)	1,681,067	26,751	345,843	1,898,723
• Net change in unrealized appreciation or depreciation on investments	(200,127)	(24)	(271,533)	853,307	1,295,450	496,520	1,467,935
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(101,338)	(8)	(332,349)	2,632,479	1,354,362	888,678	3,558,771
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	486,306	—	2,003,900	260,513	4,627,284	2,199,688	1,017,553
• Contract withdrawals and transfers to annuity reserves	(1,112,236)	—	(249,680)	(1,055,270)	(773,145)	(1,385,083)	(4,268,998)
• Contract transfers	539,672	1,741	17,136,736	1,644,131	3,571,904	(288,332)	(1,420,466)
	(86,258)	1,741	18,890,956	849,374	7,426,043	526,273	(4,671,911)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(86,258)	1,741	18,890,956	849,374	7,426,043	526,273	(4,671,911)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(187,596)	1,733	18,558,607	3,481,853	8,780,405	1,414,951	(1,113,140)
NET ASSETS AT DECEMBER 31, 2016	$10,606,883	$1,733	$23,516,463	$16,429,453	$23,279,977	$19,886,169	$51,554,146

See accompanying notes.

	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class Subaccount	LVIP SSGA S&P 500 Index Fund Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund Service Class Subaccount	LVIP SSGA Small-Cap Index Fund Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$10,513,772	$24,682,460	$1,778,172	$41,518,153	$—	$14,100,034
Changes From Operations:
• Net investment income (loss)	(1,505)	216,668	2,083	13,948	4	(142,091)
• Net realized gain (loss) on investments	206,268	649,574	82,467	2,590,461	30	966,896
• Net change in unrealized appreciation or depreciation on investments	(633,451)	(2,096,173)	(94,444)	(2,885,359)	(120)	(1,687,364)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(428,688)	(1,229,931)	(9,894)	(280,950)	(86)	(862,559)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,846,368	1,568,588	512	3,645,384	999	743,878
• Contract withdrawals and transfers to annuity reserves	(301,518)	(3,903,142)	(149,550)	(3,730,588)	—	(1,287,153)
• Contract transfers	(707,122)	202,850	(93,463)	982,748	—	88,057
	837,728	(2,131,704)	(242,501)	897,544	999	(455,218)
Annuity Reserves:
• Annuity Payments	—	—	(522)	(2,059)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	50	275	—	—
	—	—	(472)	(1,784)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	837,728	(2,131,704)	(242,973)	895,760	999	(455,218)
TOTAL INCREASE (DECREASE) IN NET ASSETS	409,040	(3,361,635)	(252,867)	614,810	913	(1,317,777)
NET ASSETS AT DECEMBER 31, 2015	10,922,812	21,320,825	1,525,305	42,132,963	913	12,782,257
Changes From Operations:
• Net investment income (loss)	43,442	95,831	4,543	126,130	12	(66,971)
• Net realized gain (loss) on investments	193,871	888,492	69,003	2,347,170	28	609,119
• Net change in unrealized appreciation or depreciation on investments	351,033	748,338	65,838	1,988,282	244	1,805,361
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	588,346	1,732,661	139,384	4,461,582	284	2,347,509
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,391,315	269,930	19,605	2,340,757	299	902,214
• Contract withdrawals and transfers to annuity reserves	(337,882)	(807,610)	(205,462)	(5,058,313)	—	(1,114,416)
• Contract transfers	(37,358)	(609,107)	34,921	7,256,105	—	(36,398)
	1,016,075	(1,146,787)	(150,936)	4,538,549	299	(248,600)
Annuity Reserves:
• Annuity Payments	—	—	(460)	(3,105)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	58	(89)	—	—
	—	—	(402)	(3,194)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,016,075	(1,146,787)	(151,338)	4,535,355	299	(248,600)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,604,421	585,874	(11,954)	8,996,937	583	2,098,909
NET ASSETS AT DECEMBER 31, 2016	$12,527,233	$21,906,699	$1,513,351	$51,129,900	$1,496	$14,881,166

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class Subaccount	LVIP SSGA SMID Cap Managed Volatility Fund Service Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$3,360	$9,841,037	$10,627	$4,716,026	$12,185,702	$82,067	$6,049,147
Changes From Operations:
• Net investment income (loss)	25	(129,037)	364	29,480	(222,515)	(1,511)	(106,666)
• Net realized gain (loss) on investments	—	(30,215)	3,121	718,856	1,368,997	19,882	781,488
• Net change in unrealized appreciation or depreciation on investments	(801)	(1,465,673)	(5,668)	(1,174,114)	(101,320)	(16,578)	(673,412)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(776)	(1,624,925)	(2,183)	(425,778)	1,045,162	1,793	1,410
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,342	5,727,293	14,756	569,735	1,306,350	144	376,964
• Contract withdrawals and transfers to annuity reserves	—	(592,862)	(683)	(562,829)	(781,275)	(32,262)	(874,519)
• Contract transfers	—	3,592,748	642	259,161	733,448	81,184	623,305
	5,342	8,727,179	14,715	266,067	1,258,523	49,066	125,750
Annuity Reserves:
• Annuity Payments	—	—	—	—	(372)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	1	—	—
	—	—	—	—	(371)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,342	8,727,179	14,715	266,067	1,258,152	49,066	125,750
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,566	7,102,254	12,532	(159,711)	2,303,314	50,859	127,160
NET ASSETS AT DECEMBER 31, 2015	7,926	16,943,291	23,159	4,556,315	14,489,016	132,926	6,176,307
Changes From Operations:
• Net investment income (loss)	87	(112,719)	233	24,158	(246,571)	(1,456)	(90,214)
• Net realized gain (loss) on investments	(1)	(38,880)	744	285,826	752,719	9,314	497,001
• Net change in unrealized appreciation or depreciation on investments	1,646	3,042,572	5,580	1,084,297	(468,902)	(5,890)	(105,671)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,732	2,890,973	6,557	1,394,281	37,246	1,968	301,116
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,293	3,106,203	1,250	173,712	989,221	170	283,312
• Contract withdrawals and transfers to annuity reserves	—	(845,632)	(672)	(389,777)	(1,002,617)	(8,184)	(547,505)
• Contract transfers	—	2,868,666	(4,045)	615,733	1,022,465	(18,408)	34,978
	4,293	5,129,237	(3,467)	399,668	1,009,069	(26,422)	(229,215)
Annuity Reserves:
• Annuity Payments	—	—	—	—	(1,267)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	(372)	—	—
	—	—	—	—	(1,639)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,293	5,129,237	(3,467)	399,668	1,007,430	(26,422)	(229,215)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,025	8,020,210	3,090	1,793,949	1,044,676	(24,454)	71,901
NET ASSETS AT DECEMBER 31, 2016	$13,951	$24,963,501	$26,249	$6,350,264	$15,533,692	$108,472	$6,248,208

See accompanying notes.

	LVIP U.S. Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Service Class Subaccount	LVIP Vanguard International Equity ETF Fund Service Class Subaccount	LVIP VIP Mid Cap Managed Volatility Portfolio Service Class Subaccount	LVIP Wellington Capital Growth Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$—	$6,336,115	$2,904,808	$498,336	$3,412,497
Changes From Operations:
• Net investment income (loss)	89,163	25	(15,108)	17,313	(41,136)	(43,860)
• Net realized gain (loss) on investments	(3,396)	2	300,171	126	(9,328)	776,050
• Net change in unrealized appreciation or depreciation on investments	(383,254)	(95)	(432,789)	(255,965)	(273,196)	(477,258)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(297,487)	(68)	(147,726)	(238,526)	(323,660)	254,932
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,722,016	1,999	371,617	661,194	2,539,236	380,322
• Contract withdrawals and transfers to annuity reserves	(175,188)	—	(500,852)	(220,298)	(90,306)	(233,898)
• Contract transfers	11,029,122	—	511,301	560,129	2,523,531	626,007
	15,575,950	1,999	382,066	1,001,025	4,972,461	772,431
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	15,575,950	1,999	382,066	1,001,025	4,972,461	772,431
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,278,463	1,931	234,340	762,499	4,648,801	1,027,363
NET ASSETS AT DECEMBER 31, 2015	15,278,463	1,931	6,570,455	3,667,307	5,147,137	4,439,860
Changes From Operations:
• Net investment income (loss)	(88,825)	30	5,733	25,994	(92,598)	(57,685)
• Net realized gain (loss) on investments	(32,002)	10	148,871	(2,672)	400,779	455,870
• Net change in unrealized appreciation or depreciation on investments	1,024,544	301	531,552	80,292	278,100	(432,918)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	903,717	341	686,156	103,614	586,281	(34,733)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,653,395	600	285,249	203,580	621,793	67,524
• Contract withdrawals and transfers to annuity reserves	(1,043,829)	—	(249,284)	(409,618)	(247,699)	(256,716)
• Contract transfers	12,835,244	—	1,253,380	870,240	(6,107,512)	349,140
	18,444,810	600	1,289,345	664,202	(5,733,418)	159,948
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	18,444,810	600	1,289,345	664,202	(5,733,418)	159,948
TOTAL INCREASE (DECREASE) IN NET ASSETS	19,348,527	941	1,975,501	767,816	(5,147,137)	125,215
NET ASSETS AT DECEMBER 31, 2016	$34,626,990	$2,872	$8,545,956	$4,435,123	$—	$4,565,075

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Wellington Mid-Cap Value Fund Service Class Subaccount	MFS VIT Core Equity Series Service Class Subaccount	MFS VIT Growth Series Initial Class Subaccount	MFS VIT Growth Series Service Class Subaccount	MFS VIT Total Return Series Initial Class Subaccount	MFS VIT Total Return Series Service Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$5,948,789	$49,265	$100,021	$1,111,942	$427,178	$—	$419,371
Changes From Operations:
• Net investment income (loss)	(82,547)	105	(967)	(19,521)	4,534	—	10,756
• Net realized gain (loss) on investments	432,274	22,252	27,306	148,446	29,122	—	36,236
• Net change in unrealized appreciation or depreciation on investments	(515,470)	(21,415)	(20,790)	(64,652)	(40,289)	—	(109,690)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(165,743)	942	5,549	64,273	(6,633)	—	(62,698)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	358,264	13	—	581,442	—	2,156	—
• Contract withdrawals and transfers to annuity reserves	(543,153)	(1,084)	(33,564)	(71,013)	(49,367)	(2,169)	(22,202)
• Contract transfers	(429,963)	(49,136)	(14,705)	(319,991)	(20,363)	13	(15,480)
	(614,852)	(50,207)	(48,269)	190,438	(69,730)	—	(37,682)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(614,852)	(50,207)	(48,269)	190,438	(69,730)	—	(37,682)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(780,595)	(49,265)	(42,720)	254,711	(76,363)	—	(100,380)
NET ASSETS AT DECEMBER 31, 2015	5,168,194	—	57,301	1,366,653	350,815	—	318,991
Changes From Operations:
• Net investment income (loss)	(65,389)	—	(896)	(35,362)	6,732	17,975	7,702
• Net realized gain (loss) on investments	349,447	—	4,687	180,067	78,216	(718)	13,700
• Net change in unrealized appreciation or depreciation on investments	249,146	—	(2,436)	(121,890)	(55,774)	(13,241)	9,889
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	533,204	—	1,355	22,815	29,174	4,016	31,291
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	290,156	—	—	403,515	—	1,437,634	—
• Contract withdrawals and transfers to annuity reserves	(525,985)	—	(1,151)	(113,565)	(41,547)	(8,622)	(42,769)
• Contract transfers	(159,990)	—	6,098	2,039,341	40,947	153,677	109
	(395,819)	—	4,947	2,329,291	(600)	1,582,689	(42,660)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(395,819)	—	4,947	2,329,291	(600)	1,582,689	(42,660)
TOTAL INCREASE (DECREASE) IN NET ASSETS	137,385	—	6,302	2,352,106	28,574	1,586,705	(11,369)
NET ASSETS AT DECEMBER 31, 2016	$5,305,579	$—	$63,603	$3,718,759	$379,389	$1,586,705	$307,622

See accompanying notes.

	MFS VIT Utilities Series Service Class Subaccount	MFS VIT II Core Equity Portfolio Service Class Subaccount	MFS VIT II International Value Series Service Class Subaccount	Morgan Stanley UIF Growth Portfolio Class II Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	Oppenheimer Global Fund/VA Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2015	$14,836,054	$—	$2,775	$—	$3,352,782	$250,444
Changes From Operations:
• Net investment income (loss)	320,479	(713)	2,743	—	(28,257)	511
• Net realized gain (loss) on investments	1,192,349	5,045	32,034	—	209,122	27,361
• Net change in unrealized appreciation or depreciation on investments	(3,778,650)	(7,552)	(17,360)	—	(463,711)	(18,470)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,265,822)	(3,220)	17,417	—	(282,846)	9,402
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	815,639	15	435,833	—	24,719	805
• Contract withdrawals and transfers to annuity reserves	(2,312,628)	(16,950)	(16,391)	—	(393,636)	(34,933)
• Contract transfers	484,108	83,549	60,546	—	(159,028)	(4,547)
	(1,012,881)	66,614	479,988	—	(527,945)	(38,675)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,012,881)	66,614	479,988	—	(527,945)	(38,675)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,278,703)	63,394	497,405	—	(810,791)	(29,273)
NET ASSETS AT DECEMBER 31, 2015	11,557,351	63,394	500,180	—	2,541,991	221,171
Changes From Operations:
• Net investment income (loss)	234,591	(463)	(214)	(29)	(24,197)	(212)
• Net realized gain (loss) on investments	140,807	(5,695)	19,222	—	253,232	15,910
• Net change in unrealized appreciation or depreciation on investments	665,620	5,277	(2,636)	(986)	81,258	(16,865)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,041,018	(881)	16,372	(1,015)	310,293	(1,167)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	527,260	5	147,838	—	3,986	700
• Contract withdrawals and transfers to annuity reserves	(1,835,384)	(6,934)	(26,388)	—	(450,792)	(6,732)
• Contract transfers	(38,600)	(27,573)	389,702	24,817	(124,181)	9,179
	(1,346,724)	(34,502)	511,152	24,817	(570,987)	3,147
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,346,724)	(34,502)	511,152	24,817	(570,987)	3,147
TOTAL INCREASE (DECREASE) IN NET ASSETS	(305,706)	(35,383)	527,524	23,802	(260,694)	1,980
NET ASSETS AT DECEMBER 31, 2016	$11,251,645	$28,011	$1,027,704	$23,802	$2,281,297	$223,151

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Oppenheimer International Growth Fund/VA Service Shares Subaccount	Oppenheimer Main Street Small Cap Fund/VA Service Shares Subaccount	PIMCO VIT All Asset All Authority Portfolio Advisor Class Subaccount	PIMCO VIT Commodity RealReturn Strategy Portfolio Advisor Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Subaccount	PIMCO VIT Unconstrained Bond Portfolio Advisor Class Subaccount	Putnam VT Absolute Return 500 Fund Class IB Subaccount
NET ASSETS AT JANUARY 1, 2015	$46,309	$13,193	$100,037	$3,274,785	$73,324	$56,518	$—
Changes From Operations:
• Net investment income (loss)	(353)	(193)	2,354	91,382	2,643	8,132	(96)
• Net realized gain (loss) on investments	7,718	4,035	(7,388)	(322,080)	(9,714)	989	125
• Net change in unrealized appreciation or depreciation on investments	(11,004)	(8,181)	(15,532)	(791,331)	3,808	(20,558)	(256)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,639)	(4,339)	(20,566)	(1,022,029)	(3,263)	(11,437)	(227)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	80,120	19,403	81,906	386,137	60	344,300	10,542
• Contract withdrawals and transfers to annuity reserves	(690)	(738)	(2,134)	(159,928)	(441)	(9,240)	—
• Contract transfers	49,586	20,417	(55,633)	331,638	(50,203)	683	—
	129,016	39,082	24,139	557,847	(50,584)	335,743	10,542
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	129,016	39,082	24,139	557,847	(50,584)	335,743	10,542
TOTAL INCREASE (DECREASE) IN NET ASSETS	125,377	34,743	3,573	(464,182)	(53,847)	324,306	10,315
NET ASSETS AT DECEMBER 31, 2015	171,686	47,936	103,610	2,810,603	19,477	380,824	10,315
Changes From Operations:
• Net investment income (loss)	(599)	(733)	2,222	(14,758)	1,347	1,450	225
• Net realized gain (loss) on investments	4,468	2,598	(130)	(133,904)	(27)	(1,065)	(194)
• Net change in unrealized appreciation or depreciation on investments	(12,266)	13,551	10,647	549,311	1,333	15,498	(36)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,397)	15,416	12,739	400,649	2,653	15,883	(5)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	73,031	26,054	—	263,082	4,570	4,646	47,491
• Contract withdrawals and transfers to annuity reserves	(1,081)	(1,660)	—	(100,380)	(515)	(9,593)	(325)
• Contract transfers	16,821	18,028	—	115,747	32,102	56,481	9,668
	88,771	42,422	—	278,449	36,157	51,534	56,834
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	88,771	42,422	—	278,449	36,157	51,534	56,834
TOTAL INCREASE (DECREASE) IN NET ASSETS	80,374	57,838	12,739	679,098	38,810	67,417	56,829
NET ASSETS AT DECEMBER 31, 2016	$252,060	$105,774	$116,349	$3,489,701	$58,287	$448,241	$67,144

See accompanying notes.

	Putnam VT Global Health Care Fund Class IB Subaccount	Putnam VT Growth & Income Fund Class IB Subaccount	Putnam VT Income Fund Class IB Subaccount	SIPT VP Market Plus Strategy Fund Class III Subaccount	Templeton Foreign VIP Fund Class 4 Subaccount	Templeton Global Bond VIP Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$230,990	$26,783	$—	$—	$34,531	$10,833,236
Changes From Operations:
• Net investment income (loss)	(5,677)	(128)	(459)	—	709	613,684
• Net realized gain (loss) on investments	25,006	789	2	—	1,123	(69,875)
• Net change in unrealized appreciation or depreciation on investments	(12,662)	(2,843)	(2,297)	—	(4,304)	(1,142,529)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,667	(2,182)	(2,754)	—	(2,472)	(598,720)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	32,274	40	106,788	—	—	583,104
• Contract withdrawals and transfers to annuity reserves	(13,205)	(6,287)	(56)	—	(3)	(1,388,480)
• Contract transfers	191,697	647	2,608	—	1,531	(82,521)
	210,766	(5,600)	109,340	—	1,528	(887,897)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	210,766	(5,600)	109,340	—	1,528	(887,897)
TOTAL INCREASE (DECREASE) IN NET ASSETS	217,433	(7,782)	106,586	—	(944)	(1,486,617)
NET ASSETS AT DECEMBER 31, 2015	448,423	19,001	106,586	—	33,587	9,346,619
Changes From Operations:
• Net investment income (loss)	(3,414)	(78)	7,563	19	(98)	(140,854)
• Net realized gain (loss) on investments	16,337	522	(1,438)	64	629	(313,843)
• Net change in unrealized appreciation or depreciation on investments	(68,578)	1,311	(3,381)	12	3,687	500,707
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(55,655)	1,755	2,744	95	4,218	46,010
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	45,008	37	69,211	1,500	107,370	197,180
• Contract withdrawals and transfers to annuity reserves	(15,584)	(4,943)	(21,804)	—	(10)	(1,419,677)
• Contract transfers	(156,468)	(331)	112,804	50	2,494	(566,951)
	(127,044)	(5,237)	160,211	1,550	109,854	(1,789,448)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(127,044)	(5,237)	160,211	1,550	109,854	(1,789,448)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(182,699)	(3,482)	162,955	1,645	114,072	(1,743,438)
NET ASSETS AT DECEMBER 31, 2016	$265,724	$15,519	$269,541	$1,645	$147,659	$7,603,181

Lincoln New York Account N for Variable Annuities

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Templeton Global Bond VIP Fund Class 4 Subaccount	Templeton Growth VIP Fund Class 2 Subaccount	Transparent Value Directional Allocation VI Portfolio Class II Subaccount	UIF Global Infrastructure Portfolio Class II Subaccount
NET ASSETS AT JANUARY 1, 2015	$37,486	$2,817,073	$3,944	$12,276
Changes From Operations:
• Net investment income (loss)	4,741	23,267	(637)	376
• Net realized gain (loss) on investments	(254)	43,954	(34)	5,808
• Net change in unrealized appreciation or depreciation on investments	(18,249)	(267,133)	(2,240)	(17,167)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,762)	(199,912)	(2,911)	(10,983)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	243,576	7,125	56,345	48,973
• Contract withdrawals and transfers to annuity reserves	(1,208)	(289,538)	—	(562)
• Contract transfers	109,050	(38,121)	7,763	7,789
	351,418	(320,534)	64,108	56,200
Annuity Reserves:
• Annuity Payments	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—
	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	351,418	(320,534)	64,108	56,200
TOTAL INCREASE (DECREASE) IN NET ASSETS	337,656	(520,446)	61,197	45,217
NET ASSETS AT DECEMBER 31, 2015	375,142	2,296,627	65,141	57,493
Changes From Operations:
• Net investment income (loss)	(6,976)	7,893	(236)	473
• Net realized gain (loss) on investments	(3,021)	78,116	(454)	3,011
• Net change in unrealized appreciation or depreciation on investments	34,988	63,712	2,246	3,784
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,991	149,721	1,556	7,268
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	107,757	7,538	—	15,403
• Contract withdrawals and transfers to annuity reserves	(6,161)	(383,720)	—	(338)
• Contract transfers	288,949	18,490	(66,697)	55,567
	390,545	(357,692)	(66,697)	70,632
Annuity Reserves:
• Annuity Payments	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—
	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	390,545	(357,692)	(66,697)	70,632
TOTAL INCREASE (DECREASE) IN NET ASSETS	415,536	(207,971)	(65,141)	77,900
NET ASSETS AT DECEMBER 31, 2016	$790,678	$2,088,656	$—	$135,393

	VanEck VIP Global Hard Assets Fund Class S Shares Subaccount	Virtus Equity Trend Series Class A Subaccount	Virtus Multi-Sector Fixed Income Series Class A Subaccount
NET ASSETS AT JANUARY 1, 2015	$10,022	$19,633	$30,642
Changes From Operations:
• Net investment income (loss)	(200)	(173)	3,567
• Net realized gain (loss) on investments	(121)	(1,071)	(1,072)
• Net change in unrealized appreciation or depreciation on investments	(9,256)	(626)	(6,652)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,577)	(1,870)	(4,157)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	16,453	7,006	66,760
• Contract withdrawals and transfers to annuity reserves	(515)	—	(1,449)
• Contract transfers	5,402	(9,795)	51,261
	21,340	(2,789)	116,572
Annuity Reserves:
• Annuity Payments	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—
	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	21,340	(2,789)	116,572
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,763	(4,659)	112,415
NET ASSETS AT DECEMBER 31, 2015	21,785	14,974	143,057
Changes From Operations:
• Net investment income (loss)	(268)	(159)	6,816
• Net realized gain (loss) on investments	(54)	(34)	81
• Net change in unrealized appreciation or depreciation on investments	10,954	(120)	8,297
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,632	(313)	15,194
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,883	—	38,684
• Contract withdrawals and transfers to annuity reserves	(824)	—	(5,873)
• Contract transfers	12,376	—	16,069
	20,435	—	48,880
Annuity Reserves:
• Annuity Payments	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—
	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	20,435	—	48,880
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,067	(313)	64,074
NET ASSETS AT DECEMBER 31, 2016	$52,852	$14,661	$207,131

See accompanying notes.

Lincoln New York Account N for Variable Annuities

Notes to financial statements

December 31, 2016

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln New York Separate Account N for Variable Annuities (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on March 4, 2004, are part of the operations of the Company. The Variable Account consists of twenty-nine products as follows:

• Lincoln ChoicePlus
• Lincoln ChoicePlus Access
• Lincoln ChoicePlus II
• Lincoln ChoicePlus II Access
• Lincoln ChoicePlus II Advance
• Lincoln ChoicePlus II Bonus
• Lincoln ChoicePlus Assurance A Share
• Lincoln ChoicePlus Assurance A Share Fee-Based
• Lincoln ChoicePlus Assurance B Share
• Lincoln ChoicePlus Assurance Bonus
• Lincoln ChoicePlus Assurance C Share
• Lincoln ChoicePlus Assurance L Share
• Lincoln ChoicePlus Design 1
• Lincoln ChoicePlus Design 2
• Lincoln ChoicePlus Design 3	• Lincoln ChoicePlus Assurance A Class
• Lincoln ChoicePlus Assurance B Class
• Lincoln ChoicePlus Signature 1
• Lincoln ChoicePlus Signature 2
• Lincoln ChoicePlus Fusion
• Lincoln InvestmentSolutions
• Lincoln ChoicePlus Assurance Series B-Share
• Lincoln ChoicePlus Assurance Series C-Share
• Lincoln ChoicePlus Assurance Series L-Share
• Lincoln ChoicePlus Assurance (Prime)
• Lincoln Investor Advantage B Share
• Lincoln Investor Advantage C Share
• Lincoln Investor Advantage Fee-Based
• Lincoln Investor Advantage RIA

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of four hundred eight available mutual funds (the Funds) of thirty-five open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class A**

AB VPS Global Thematic Growth Portfolio Class B

AB VPS Growth and Income Portfolio Class A**

AB VPS Growth and Income Portfolio Class B**

AB VPS International Value Portfolio Class A**

AB VPS International Value Portfolio Class B**

AB VPS Large Cap Growth Portfolio Class B

AB VPS Small/Mid Cap Value Portfolio Class A**

AB VPS Small/Mid Cap Value Portfolio Class B

ALPS Variable Investment Trust:

Alps|Alerian Energy Infrastructure Portfolio Class I**

Alps|Alerian Energy Infrastructure Portfolio Class III

Alps|Red Rocks Listed Private Equity Portfolio Class I**

Alps|Red Rocks Listed Private Equity Portfolio Class III

Alps|Stadion Tactical Defensive Portfolio Class I**

Alps|Stadion Tactical Defensive Portfolio Class III

Alps|Stadion Tactical Growth Portfolio Class I**

Alps|Stadion Tactical Growth Portfolio Class III

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Balanced Fund Class I**

American Century VP Balanced Fund Class II

American Century VP Inflation Protection Fund Class I**

American Century VP Inflation Protection Fund Class II**

American Funds Insurance Series (American Funds):

American Funds Asset Allocation Fund Class 1

American Funds Asset Allocation Fund Class 4

American Funds Blue Chip Income and Growth Fund Class 1

American Funds Blue Chip Income and Growth Fund Class 4

American Funds Bond Fund Class 1

American Funds Capital Income Builder Fund Class 1

American Funds Capital Income Builder Fund Class 4

American Funds Global Balanced Fund Class 4**

American Funds Global Balanced Fund Class 1**

American Funds Global Bond Fund Class 1

American Funds Global Growth Fund Class 1**

American Funds Global Growth Fund Class 2

American Funds Global Growth Fund Class 4

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

American Funds Global Growth and Income Fund Class 1

American Funds Global Small Capitalization Fund Class 1

American Funds Global Small Capitalization Fund Class 2

American Funds Global Small Capitalization Fund Class 4

American Funds Growth Fund Class 1

American Funds Growth Fund Class 2

American Funds Growth Fund Class 4

American Funds Growth-Income Fund Class 1

American Funds Growth-Income Fund Class 2

American Funds Growth-Income Fund Class 4

American Funds High-Income Bond Fund Class 1

American Funds International Fund Class 1

American Funds International Fund Class 2

American Funds International Fund Class 4

American Funds International Growth and Income Fund Class 1

American Funds Managed Risk Asset Allocation Fund Class P1

American Funds Managed Risk Asset Allocation Fund Class P2

American Funds Managed Risk Blue Chip Income and Growth Fund Class P1**

American Funds Managed Risk Growth Fund Class P1**

American Funds Managed Risk Growth-Income Fund Class P1**

American Funds Managed Risk International Fund Class P1**

American Funds Mortgage Fund Class 1**

American Funds Mortgage Fund Class 4

American Funds New World Fund Class 1

American Funds New World Fund Class 4

American Funds U.S. Government/AAA-Rated Securities Fund Class 1**

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

BlackRock Global Allocation V.I. Fund Class III

BlackRock iShares Alternative Strategies V.I. Fund Class I**

BlackRock iShares Alternative Strategies V.I. Fund Class III

Columbia Variable Portfolios (Columbia VP):

Columbia VP Commodity Strategy Fund Class 1**

Columbia VP Commodity Strategy Fund Class 2**

Columbia VP Emerging Markets Bond Fund Class 1**

Columbia VP Emerging Markets Bond Fund Class 2**

Columbia VP Strategic Income Fund Class 1**

Columbia VP Strategic Income Fund Class 2**

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Diversified Income Series Service Class

Delaware VIP Emerging Markets Series Standard Class**

Delaware VIP Emerging Markets Series Service Class

Delaware VIP High Yield Series Standard Class

Delaware VIP High Yield Series Service Class

Delaware VIP Limited-Term Diversified Income Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Service Class

Delaware VIP REIT Series Standard Class

Delaware VIP REIT Series Service Class

Delaware VIP Small Cap Value Series Standard Class

Delaware VIP Small Cap Value Series Service Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP Smid Cap Growth Series Service Class

Delaware VIP U.S. Growth Series Standard Class**

Delaware VIP U.S. Growth Series Service Class

Delaware VIP Value Series Standard Class

Delaware VIP Value Series Service Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio Class A

Deutsche Alternative Asset Allocation VIP Portfolio Class B

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Portfolio Class A

Deutsche Equity 500 Index VIP Portfolio Class B**

Deutsche Small Cap Index VIP Portfolio Class A

Deutsche Small Cap Index VIP Portfolio Class B**

Eaton Vance Variable Trust (Eaton Vance VT):

Eaton Vance VT Floating-Rate Income Fund Initial Class

Eaton Vance VT Floating-Rate Income Fund ADV Class**

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Contrafund Portfolio Initial Class**

Fidelity VIP Contrafund Portfolio Service Class**

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Initial Class**

Fidelity VIP Equity-Income Portfolio Service Class 2**

Fidelity VIP FundsManager 50% Portfolio Investor Class**

Fidelity VIP FundsManager 50% Portfolio Service Class 2**

Fidelity VIP Growth Portfolio Initial Class

Fidelity VIP Growth Portfolio Service Class**

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Initial Class**

Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Overseas Portfolio Initial Class**

Fidelity VIP Overseas Portfolio Service Class**

Fidelity VIP Overseas Portfolio Service Class 2**

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Fidelity VIP Strategic Income Portfolio Initial Class**

Fidelity VIP Strategic Income Portfolio Service Class 2

First Trust Variable Insurance Trust:

First Trust Dorsey Wright Tactical Core Portfolio Class I

First Trust Dorsey Wright Tactical Core Portfolio Class II**

First Trust Multi Income Allocation Portfolio Class I

First Trust Multi Income Allocation Portfolio Class II**

First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I

First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II**

Franklin Templeton Variable Insurance Products Trust:

Franklin Founding Funds Allocation VIP Fund Class 1**

Franklin Founding Funds Allocation VIP Fund Class 4

Franklin Income VIP Fund Class 1**

Franklin Income VIP Fund Class 2

Franklin Income VIP Fund Class 4

Franklin Mutual Shares VIP Fund Class 1**

Franklin Mutual Shares VIP Fund Class 2

Franklin Mutual Shares VIP Fund Class 4

Franklin Rising Dividends VIP Fund Class 1**

Franklin Rising Dividends VIP Fund Class 4

Franklin Small Cap Value VIP Fund Class 1**

Franklin Small Cap Value VIP Fund Class 4

Franklin Small-Mid Cap Growth VIP Fund Class 1**

Franklin Small-Mid Cap Growth VIP Fund Class 2**

Franklin Small-Mid Cap Growth VIP Fund Class 4

Templeton Foreign VIP Fund Class 1**

Templeton Foreign VIP Fund Class 4

Templeton Global Bond VIP Fund Class 1**

Templeton Global Bond VIP Fund Class 2

Templeton Global Bond VIP Fund Class 4

Templeton Growth VIP Fund Class 1**

Templeton Growth VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):

Goldman Sachs VIT Large Cap Value Fund Service Shares

Goldman Sachs VIT Government Money Market Fund Institutional Shares**

Goldman Sachs VIT Government Money Market Fund Service Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares**

Goldman Sachs VIT Strategic Income Fund Advisor Shares

Goldman Sachs VIT Strategic Income Fund Institutional Shares**

Guggenheim Funds Rydex Variable Trust:

Guggenheim Long Short Equity Fund

Guggenheim Multi-Hedge Strategies Fund

Hartford Series Fund, Inc.:

Hartford Capital Appreciation HLS Fund Class IA**

Hartford Capital Appreciation HLS Fund Class IC

Hunting VA Funds:

Catalyst Dividend Capture VA Fund

Invesco Variable Insurance Funds (Invesco V.I.):

Invesco V.I. American Franchise Fund Series I

Invesco V.I. American Franchise Fund Series II

Invesco V.I. Balanced-Risk Allocation Fund Series I**

Invesco V.I. Balanced-Risk Allocation Fund Series II

Invesco V.I. Comstock Fund Series I**

Invesco V.I. Comstock Fund Series II

Invesco V.I. Core Equity Fund Series I

Invesco V.I. Core Equity Fund Series II

Invesco V.I. Diversified Dividend Fund Series I**

Invesco V.I. Diversified Dividend Fund Series II

Invesco V.I. Equally-Weighted S&P 500 Fund Series I**

Invesco V.I. Equally-Weighted S&P 500 Fund Series II

Invesco V.I. Equity and Income Fund Series I**

Invesco V.I. Equity and Income Fund Series II

Invesco V.I. International Growth Fund Series I

Invesco V.I. International Growth Fund Series II

Ivy Variable Insurance Portfolios (Ivy VIP):

Ivy VIP Asset Strategy Portfolio

Ivy VIP Energy Portfolio

Ivy VIP High Income Portfolio

Ivy VIP Micro Cap Growth Portfolio

Ivy VIP Mid Cap Growth Portfolio

Ivy VIP Science and Technology Portfolio

Janus Aspen Series:

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Global Research Portfolio Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio Class 1**

JPMorgan Insurance Trust Core Bond Portfolio Class 2**

JPMorgan Insurance Trust Global Allocation Portfolio Class 1**

JPMorgan Insurance Trust Global Allocation Portfolio Class 2

JPMorgan Insurance Trust Income Builder Portfolio Class 1**

JPMorgan Insurance Trust Income Builder Portfolio Class 2

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1**

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio Class I**

ClearBridge Variable Aggressive Growth Portfolio Class II

ClearBridge Variable Mid Cap Portfolio Class I**

ClearBridge Variable Mid Cap Portfolio Class II

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP American Balanced Allocation Fund Standard Class

LVIP American Balanced Allocation Fund Service Class

LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class**

LVIP American Century Select Mid Cap Managed Volatility Fund Service Class

LVIP American Global Balanced Allocation Managed Risk Fund Standard Class

LVIP American Global Balanced Allocation Managed Risk Fund Service Class

LVIP American Global Growth Allocation Managed Risk Fund Standard Class

LVIP American Global Growth Allocation Managed Risk Fund Service Class

LVIP American Global Growth Fund Service Class II

LVIP American Global Small Capitalization Fund Service Class II

LVIP American Growth Allocation Fund Standard Class**

LVIP American Growth Allocation Fund Service Class

LVIP American Growth Fund Service Class II

LVIP American Growth-Income Fund Service Class II

LVIP American Income Allocation Fund Standard Class

LVIP American International Fund Service Class II

LVIP American Preservation Fund Standard Class**

LVIP American Preservation Fund Service Class

LVIP Baron Growth Opportunities Fund Standard Class**

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class**

LVIP BlackRock Dividend Value Managed Volatility Fund Service Class

LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class**

LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class**

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Service Class

LVIP BlackRock Multi-Asset Income Fund Standard Class**

LVIP BlackRock Multi-Asset Income Fund Service Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class**

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class

LVIP Blended Core Equity Managed Volatility Fund Standard Class

LVIP Blended Core Equity Managed Volatility Fund Service Class

LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund Service Class

LVIP Blended Mid Cap Managed Volatility Fund Standard Class

LVIP Blended Mid Cap Managed Volatility Fund Service Class

LVIP Clarion Global Real Estate Fund Standard Class**

LVIP Clarion Global Real Estate Fund Service Class

LVIP ClearBridge Large Cap Managed Volatility Fund Service Class

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Bond Fund Service Class

LVIP Delaware Diversified Floating Rate Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Service Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Foundation Aggressive Allocation Fund Service Class

LVIP Delaware Foundation Conservative Allocation Fund Standard Class**

LVIP Delaware Foundation Conservative Allocation Fund Service Class**

LVIP Delaware Foundation Moderate Allocation Fund Standard Class**

LVIP Delaware Foundation Moderate Allocation Fund Service Class**

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Social Awareness Fund Service Class

LVIP Delaware Special Opportunities Fund Standard Class**

LVIP Delaware Special Opportunities Fund Service Class

LVIP Dimensional International Equity Managed Volatility Fund Standard Class**

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Dimensional International Equity Managed Volatility Fund Service Class

LVIP Dimensional International Core Equity Fund Standard Class**

LVIP Dimensional International Core Equity Fund Service Class

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Service Class

LVIP Dimensional U.S. Core Equity 2 Fund Standard Class**

LVIP Dimensional U.S. Core Equity 2 Fund Service Class

LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class**

LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class

LVIP Dimensional/Vanguard Total Bond Fund Standard Class

LVIP Dimensional/Vanguard Total Bond Fund Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class**

LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class

LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class**

LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class

LVIP Franklin Templeton Value Managed Volatility Fund Standard Class

LVIP Franklin Templeton Value Managed Volatility Fund Service Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Service Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Service Class

LVIP Global Income Fund Standard Class**

LVIP Global Income Fund Service Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class**

LVIP Global Moderate Allocation Managed Risk Fund Service Class

LVIP Goldman Sachs Income Builder Fund Standard Class**

LVIP Goldman Sachs Income Builder Fund Service Class

LVIP Government Money Market Fund Standard Class

LVIP Government Money Market Fund Service Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class**

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class

LVIP Invesco Select Equity Managed Volatility Fund Standard Class

LVIP Invesco Select Equity Managed Volatility Fund Service Class

LVIP JPMorgan High Yield Fund Standard Class**

LVIP JPMorgan High Yield Fund Service Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class

LVIP Managed Risk Profile 2010 Fund Standard Class**

LVIP Managed Risk Profile 2010 Fund Service Class

LVIP Managed Risk Profile 2020 Fund Standard Class**

LVIP Managed Risk Profile 2020 Fund Service Class

LVIP Managed Risk Profile 2030 Fund Standard Class**

LVIP Managed Risk Profile 2030 Fund Service Class

LVIP Managed Risk Profile 2040 Fund Standard Class**

LVIP Managed Risk Profile 2040 Fund Service Class

LVIP MFS International Growth Fund Standard Class**

LVIP MFS International Growth Fund Service Class

LVIP MFS International Equity Managed Volatility Fund Standard Class**

LVIP MFS International Equity Managed Volatility Fund Service Class

LVIP MFS Value Fund Standard Class**

LVIP MFS Value Fund Service Class

LVIP Mondrian International Value Fund Standard Class

LVIP Mondrian International Value Fund Service Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class**

LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class

LVIP PIMCO Low Duration Bond Fund Standard Class

LVIP PIMCO Low Duration Bond Fund Service Class

LVIP Select Core Equity Managed Volatility Fund Standard Class

LVIP Select Core Equity Managed Volatility Fund Service Class

LVIP SSGA Bond Index Fund Standard Class

LVIP SSGA Bond Index Fund Service Class

LVIP SSGA Conservative Index Allocation Fund Standard Class**

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSGA Conservative Index Allocation Fund Service Class

LVIP SSGA Conservative Structured Allocation Fund Standard Class**

LVIP SSGA Conservative Structured Allocation Fund Service Class

LVIP SSGA Developed International 150 Fund Standard Class**

LVIP SSGA Developed International 150 Fund Service Class

LVIP SSGA Emerging Markets 100 Fund Standard Class

LVIP SSGA Emerging Markets 100 Fund Service Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class**

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class

LVIP SSGA International Index Fund Standard Class**

LVIP SSGA International Index Fund Service Class

LVIP SSGA International Managed Volatility Fund Standard Class

LVIP SSGA International Managed Volatility Fund Service Class

LVIP SSGA Large Cap 100 Fund Standard Class**

LVIP SSGA Large Cap 100 Fund Service Class

LVIP SSGA Large Cap Managed Volatility Fund Standard Class**

LVIP SSGA Large Cap Managed Volatility Fund Service Class

LVIP SSGA Mid-Cap Index Fund Standard Class**

LVIP SSGA Mid-Cap Index Fund Service Class**

LVIP SSGA Moderate Index Allocation Fund Standard Class**

LVIP SSGA Moderate Index Allocation Fund Service Class

LVIP SSGA Moderate Structured Allocation Fund Standard Class**

LVIP SSGA Moderate Structured Allocation Fund Service Class

LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class**

LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class**

LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class

LVIP SSGA S&P 500 Index Fund Standard Class

LVIP SSGA S&P 500 Index Fund Service Class

LVIP SSGA Small-Cap Index Fund Standard Class

LVIP SSGA Small-Cap Index Fund Service Class

LVIP SSGA SMID Cap Managed Volatility Fund Standard Class

LVIP SSGA SMID Cap Managed Volatility Fund Service Class

LVIP SSGA Small-Mid Cap 200 Fund Standard Class

LVIP SSGA Small-Mid Cap 200 Fund Service Class

LVIP T. Rowe Price Growth Stock Fund Standard Class**

LVIP T. Rowe Price Growth Stock Fund Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class

LVIP U.S. Growth Allocation Managed Risk Fund Standard Class**

LVIP U.S. Growth Allocation Managed Risk Fund Service Class

LVIP Vanguard Domestic Equity ETF Fund Standard Class

LVIP Vanguard Domestic Equity ETF Fund Service Class

LVIP Vanguard International Equity ETF Fund Standard Class**

LVIP Vanguard International Equity ETF Fund Service Class

LVIP Wellington Capital Growth Fund Standard Class**

LVIP Wellington Capital Growth Fund Service Class

LVIP Wellington Mid-Cap Value Fund Standard Class**

LVIP Wellington Mid-Cap Value Fund Service Class

Lord Abbett Securities Trust (Lord Abbett):

Lord Abbett Bond Debenture Portfolio Class VC

Lord Abbett Developing Growth Portfolio Class VC

Lord Abbett Fundamental Equity Portfolio Class VC

Lord Abbett Short Duration Income Portfolio Class VC

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Growth Series Initial Class

MFS VIT Growth Series Service Class

MFS VIT Total Return Series Initial Class

MFS VIT Total Return Series Service Class

MFS VIT Utilities Series Initial Class

MFS VIT Utilities Series Service Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Service Class

MFS VIT II International Value Series Initial Class**

MFS VIT II International Value Series Service Class

Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):

Morgan Stanley UIF Growth Portfolio Class II

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT):

Neuberger Berman AMT Mid Cap Growth Portfolio I Class**

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Oppenheimer Variable Account Funds (Oppenheimer):

Oppenheimer Global Fund/VA Service Shares

Oppenheimer International Growth Fund/VA Non-Service Shares**

Oppenheimer International Growth Fund/VA Service Shares

Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares**

Oppenheimer Main Street Small Cap Fund/VA Service Shares

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT All Asset All Authority Portfolio Advisor Class

PIMCO VIT All Asset All Authority Portfolio Institutional Class**

PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class**

PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class

PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class**

PIMCO VIT Emerging Markets Bond Portfolio Advisor Class

PIMCO VIT Emerging Markets Bond Portfolio Institutional Class**

PIMCO VIT Unconstrained Bond Portfolio Advisor Class

PIMCO VIT Unconstrained Bond Portfolio Institutional Class**

Putnam Variable Trust (Putnam VT):

Putnam VT Absolute Return 500 Fund Class IA**

Putnam VT Absolute Return 500 Fund Class IB

Putnam VT George Putnam Balanced Fund Class IA**

Putnam VT George Putnam Balanced Fund Class IB**

Putnam VT Global Health Care Fund Class IA**

Putnam VT Global Health Care Fund Class IB

Putnam VT Growth & Income Fund Class IB

Putnam VT Income Fund Class IA**

Putnam VT Income Fund Class IB

SEI Insurance Products Trust (SIPT):

SIPT VP Market Growth Strategy Fund Class II**

SIPT VP Market Growth Strategy Fund Class III**

SIPT VP Market Plus Strategy Fund Class II**

SIPT VP Market Plus Strategy Fund Class III

The Universal Institutional Funds, Inc. (UIF):

UIF Global Infrastructure Portfolio Class I**

UIF Global Infrastructure Portfolio Class II

VanEck VIP Trust (VanEck VIP):

VanEck VIP Global Hard Assets Fund Class S Shares

VanEck VIP Global Hard Assets Fund Initial Class Shares**

Virtus Variable Insurance Trust (Virtus):

Virtus Equity Trend Series Class A

Virtus Equity Trend Series Class I**

Virtus Multi-Sector Fixed Income Series Class A

Virtus Multi-Sector Fixed Income Series Class I**

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2016

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2016. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, or 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, or 5%.

Investment Fund Changes: During 2015, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2015, the 2015 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2015:

Alps|Red Rocks Listed Private Property Equity Portfolio Class I	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class
Alps|Stadion Tactical Growth Portfolio Class I	LVIP ClearBridge Large Cap Managed Volatility Fund Service Class
Alps|Stadion Tactical Growth Portfolio Class III	LVIP Dimensional International Core Equity Fund Standard Class
BlackRock iShares Alternative Strategies V.I. Fund Class I	LVIP Dimensional International Core Equity Fund Service Class
BlackRock iShares Alternative Strategies V.I. Fund Class III	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
Fidelity VIP Strategic Income Portfolio Initial Class	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
Fidelity VIP Strategic Income Portfolio Service Class 2	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
First Trust Dorsey Wright Tactical Core Portfolio Class I	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
JPMIT Global Allocation Portfolio Class 1	Putnam VT Global Health Care Fund Class IA
JPMIT Global Allocation Portfolio Class 2	Putnam VT Income Fund Class IA
JPMIT Income Builder Portfolio Class 1	Putnam VT Income Fund Class IB
JPMIT Income Builder Portfolio Class 2

Also during 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
ABVPSF Global Thematic Growth Portfolio Class B	AB VPS Global Thematic Growth Portfolio Class B
ABVPSF Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class A
ABVPSF Growth and Income Portfolio Class B	AB VPS Growth and Income Portfolio Class B
ABVPSF International Value Portfolio Class A	AB VPS International Value Portfolio Class A
ABVPSF International Value Portfolio Class B	AB VPS International Value Portfolio Class B
ABVPSF Large Cap Growth Portfolio Class B	AB VPS Large Cap Growth Portfolio Class B
ABVPSF Small/Mid Cap Value Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
ABVPSF Small/Mid Cap Value Portfolio Class B	AB VPS Small/Mid Cap Value Portfolio Class B
LVIP American Century VP Mid Cap Value RPM Fund Standard Class	LVIP American Century VP Mid Cap Value Managed Volatility Fund Standard Class
LVIP American Century VP Mid Cap Value RPM Fund Service Class	LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class
LVIP Managed Risk American Balanced Allocation Fund Standard Class	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
LVIP Managed Risk American Balanced Allocation Fund Service Class	LVIP American Global Balanced Allocation Managed Risk Fund Service Class
LVIP Managed Risk American Growth Allocation Fund Standard Class	LVIP American Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk American Growth Allocation Fund Service Class	LVIP American Global Growth Allocation Managed Risk Fund Service Class
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets RPM Fund Service Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Service Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class
LVIP BlackRock Global Allocation V.I. RPM Fund Standard Class	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class
LVIP BlackRock Global Allocation V.I. RPM Fund Service Class	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class
LVIP ClearBridge Variable Appreciation RPM Fund Standard Class	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class
LVIP ClearBridge Variable Appreciation RPM Fund Service Class	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class
LVIP Dimensional Non-U.S. Equity RPM Fund Standard Class	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
LVIP Dimensional Non-U.S. Equity RPM Fund Service Class	LVIP Dimensional International Core Equity Managed Volatility Fund Service Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Delaware Growth and Income Fund Service Class	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
LVIP Dimensional U.S. Equity RPM Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
LVIP Dimensional U.S. Equity RPM Fund Service Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class
LVIP Franklin Mutual Shares RPM Fund Standard Class	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class
LVIP Franklin Mutual Shares RPM Fund Service Class	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Service Class	LVIP Global Conservative Allocation Managed Risk Fund Service Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Service Class	LVIP Global Growth Allocation Managed Risk Fund Service Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Service Class	LVIP Global Moderate Allocation Managed Risk Fund Service Class
LVIP Invesco Diversified Equity Income RPM Fund Standard Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
LVIP Invesco Diversified Equity Income RPM Fund Service Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
LVIP Invesco V.I. Comstock RPM Fund Standard Class	LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class
LVIP Invesco V.I. Comstock RPM Fund Service Class	LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Service Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Service Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class
LVIP MFS International Growth RPM Fund Standard Class	LVIP MFS International Growth Managed Volatility Fund Standard Class
LVIP MFS International Growth RPM Fund Service Class	LVIP MFS International Growth Managed Volatility Fund Service Class
LVIP Multi-Manager Global Equity RPM Fund Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
LVIP Multi-Manager Global Equity RPM Fund Service Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Service Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class
LVIP SSgA International RPM Fund Standard Class	LVIP SSgA International Managed Volatility Fund Standard Class
LVIP SSgA International RPM Fund Service Class	LVIP SSgA International Managed Volatility Fund Service Class
LVIP SSgA Large Cap RPM Fund Standard Class	LVIP SSgA Large Cap Managed Volatility Fund Standard Class
LVIP SSgA Large Cap RPM Fund Service Class	LVIP SSgA Large Cap Managed Volatility Fund Service Class
LVIP SSgA Small-Cap RPM Fund Standard Class	LVIP SSgA Small-Cap Managed Volatility Fund Standard Class
LVIP SSgA Small-Cap RPM Fund Service Class	LVIP SSgA Small-Cap Managed Volatility Fund Service Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Service Class	LVIP Templeton Growth Managed Volatility Fund Service Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP UBS Large Cap Growth RPM Fund Service Class	LVIP UBS Large Cap Growth Managed Volatility Fund Service Class
LVIP VIP Contrafund RPM Portfolio Standard Class	LVIP VIP Contrafund Managed Volatility Portfolio Standard Class
LVIP VIP Contrafund RPM Portfolio Service Class	LVIP VIP Contrafund Managed Volatility Portfolio Service Class
LVIP VIP Mid Cap RPM Portfolio Standard Class	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
LVIP VIP Mid Cap RPM Portfolio Service Class	LVIP VIP Mid Cap Managed Volatility Portfolio Service Class
LVIP Capital Growth Fund Standard Class	LVIP Wellington Capital Growth Fund Standard Class
LVIP Capital Growth Fund Service Class	LVIP Wellington Capital Growth Fund Service Class
LVIP Mid-Cap Value Fund Standard Class	LVIP Wellington Mid-Cap Value Fund Standard Class
LVIP Mid-Cap Value Fund Service Class	LVIP Wellington Mid-Cap Value Fund Service Class
Virtus VIT Premium AlphaSector Series Class A	Virtus VIT Equity Trend Series Class A
Virtus VIT Premium AlphaSector Series Class I	Virtus VIT Equity Trend Series Class I

Also during 2015, the MFS VIT Core Equity Series Service Class merged into the MFS VIT II Core Equity Portfolio Service Class.

During 2016, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2016, the 2016 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2016:

American Century VP Balanced Fund Class I	JPMorgan Insurance Trust Core Bond Portfolio Class 1
American Century VP Balanced Fund Class II	JPMorgan Insurance Trust Core Bond Portfolio Class 2
American Funds Global Balanced Fund Class 4	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class
Columbia VP Commodity Strategy Fund Class 1	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
Columbia VP Commodity Strategy Fund Class 2	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class
Columbia VP Emerging Markets Bond Fund Class 1	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
Columbia VP Emerging Markets Bond Fund Class 2	LVIP Managed Risk Profile 2010 Fund Standard Class
Columbia VP Strategic Income Fund Class 1	LVIP Managed Risk Profile 2020 Fund Standard Class
Columbia VP Strategic Income Fund Class 2	LVIP Managed Risk Profile 2030 Fund Standard Class
Fidelity VIP Contrafund Portfolio Service Class	LVIP Managed Risk Profile 2040 Fund Standard Class
Fidelity VIP FundsManager 50% Portfolio Investor Class	LVIP SSGA Mid-Cap Index Fund Standard Class
Fidelity VIP FundsManager 50% Portfolio Service Class 2	LVIP SSGA Mid-Cap Index Fund Service Class
Fidelity VIP Growth Portfolio Service Class	Putnam VT George Putnam Balanced Fund Class IA
Fidelity VIP Overseas Portfolio Service Class	Putnam VT George Putnam Balanced Fund Class IB
First Trust Dorsey Wright Tactical Core Portfolio Class II	Templeton Growth VIP Fund Class 1

Also during 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
Huntington VA Dividend Capture Fund	Catalyst Dividend Capture VA Fund
ClearBridge Variable Mid Cap Core Portfolio Class I	ClearBridge Variable Mid Cap Portfolio Class I
ClearBridge Variable Mid Cap Core Portfolio Class II	ClearBridge Variable Mid Cap Portfolio Class II
Goldman Sachs VIT Money Market Fund Institutional Class	Goldman Sachs VIT Government Money Market Fund Institutional Shares
Goldman Sachs VIT Money Market Fund Service Class	Goldman Sachs VIT Government Money Market Fund Service Shares
LVIP American Century VP Mid Cap Value Managed Volatility Fund Standard Class	LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	LVIP Blended Core Equity Managed Volatility Fund Standard Class

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	LVIP Blended Core Equity Managed Volatility Fund Service Class
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	LVIP Blended Mid Cap Managed Volatility Fund Service Class
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	LVIP Dimensional International Equity Managed Volatility Fund Service Class
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
LVIP Templeton Growth Managed Volatility Fund Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
LVIP Templeton Growth Managed Volatility Fund Service Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	LVIP Franklin Templeton Value Managed Volatility Fund Standard Class
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	LVIP Franklin Templeton Value Managed Volatility Fund Service Class
LVIP Money Market Fund Standard Class	LVIP Government Money Market Fund Standard Class
LVIP Money Market Fund Service Class	LVIP Government Money Market Fund Service Class
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	LVIP Invesco Select Equity Managed Volatility Fund Standard Class
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	LVIP Invesco Select Equity Managed Volatility Fund Service Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
LVIP MFS International Growth Managed Volatility Fund Standard Class	LVIP MFS International Equity Managed Volatility Fund Standard Class
LVIP MFS International Growth Managed Volatility Fund Service Class	LVIP MFS International Equity Managed Volatility Fund Service Class
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	LVIP Select Core Equity Managed Volatility Fund Standard Class
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	LVIP Select Core Equity Managed Volatility Fund Service Class
LVIP SSgA Bond Index Fund Standard Class	LVIP SSGA Bond Index Fund Standard Class
LVIP SSgA Bond Index Fund Service Class	LVIP SSGA Bond Index Fund Service Class
LVIP SSgA Conservative Index Allocation Fund Standard Class	LVIP SSGA Conservative Index Allocation Fund Standard Class
LVIP SSgA Conservative Index Allocation Fund Service Class	LVIP SSGA Conservative Index Allocation Fund Service Class
LVIP SSgA Conservative Structured Allocation Fund Standard Class	LVIP SSGA Conservative Structured Allocation Fund Standard Class
LVIP SSgA Conservative Structured Allocation Fund Service Class	LVIP SSGA Conservative Structured Allocation Fund Service Class
LVIP SSgA Developed International 150 Fund Standard Class	LVIP SSGA Developed International 150 Fund Standard Class
LVIP SSgA Developed International 150 Fund Service Class	LVIP SSGA Developed International 150 Fund Service Class
LVIP SSgA Emerging Markets 100 Fund Standard Class	LVIP SSGA Emerging Markets 100 Fund Standard Class
LVIP SSgA Emerging Markets 100 Fund Service Class	LVIP SSGA Emerging Markets 100 Fund Service Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
LVIP SSgA International Index Fund Standard Class	LVIP SSGA International Index Fund Standard Class
LVIP SSgA International Index Fund Service Class	LVIP SSGA International Index Fund Service Class
LVIP SSgA International Managed Volatility Fund Standard Class	LVIP SSGA International Managed Volatility Fund Standard Class
LVIP SSgA International Managed Volatility Fund Service Class	LVIP SSGA International Managed Volatility Fund Service Class
LVIP SSgA Large Cap 100 Fund Standard Class	LVIP SSGA Large Cap 100 Fund Standard Class
LVIP SSgA Large Cap 100 Fund Service Class	LVIP SSGA Large Cap 100 Fund Service Class
LVIP SSgA Large Cap Managed Volatility Fund Standard Class	LVIP SSGA Large Cap Managed Volatility Fund Standard Class
LVIP SSgA Large Cap Managed Volatility Fund Service Class	LVIP SSGA Large Cap Managed Volatility Fund Service Class
LVIP SSgA Moderate Index Allocation Fund Standard Class	LVIP SSGA Moderate Index Allocation Fund Standard Class
LVIP SSgA Moderate Index Allocation Fund Service Class	LVIP SSGA Moderate Index Allocation Fund Service Class
LVIP SSgA Moderate Structured Allocation Fund Standard Class	LVIP SSGA Moderate Structured Allocation Fund Standard Class
LVIP SSgA Moderate Structured Allocation Fund Service Class	LVIP SSGA Moderate Structured Allocation Fund Service Class
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class
LVIP SSgA S&P 500 Index Fund Standard Class	LVIP SSGA S&P 500 Index Fund Standard Class
LVIP SSgA S&P 500 Index Fund Service Class	LVIP SSGA S&P 500 Index Fund Service Class
LVIP SSgA Small-Cap Index Fund Standard Class	LVIP SSGA Small-Cap Index Fund Standard Class
LVIP SSgA Small-Cap Index Fund Service Class	LVIP SSGA Small-Cap Index Fund Service Class
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	LVIP SSGA SMID Cap Managed Volatility Fund Service Class
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	LVIP SSGA Small-Mid Cap 200 Fund Standard Class
LVIP SSgA Small-Mid Cap 200 Fund Service Class	LVIP SSGA Small-Mid Cap 200 Fund Service Class

During 2016, the Ivy Funds Variable Insurance Portfolios fund family changed their name to Ivy Variable Insurance Portfolios and the Van Eck VIP Trust fund family changed their name to VanEck VIP Trust.

Also during 2016, the following funds ceased to be available as investment options to Variable Account contract owners:

LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	Transparent Value Directional Allocation VI Portfolio Class I
LVIP AQR Enhanced Global Strategies Fund Standard Class	Transparent Value Directional Allocation VI Portfolio Class II
LVIP AQR Enhanced Global Strategies Fund Service Class

During 2016, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	LVIP Blended Mid Cap Managed Volatility Fund Service Class
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	LVIP Blended Mid Cap Managed Volatility Fund Service Class
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	LVIP SSGA International Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	LVIP SSGA International Managed Volatility Fund Service Class

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the twenty-nine contract types within the Variable Account:

•  Lincoln ChoicePlus at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis)

•  Lincoln ChoicePlus Access at a daily rate of .0038356% to .0089041% (1.40% to 3.25% on an annual basis)

•  Lincoln ChoicePlus II at a daily rate of .0034247% to .0082192% (1.25% to 3.00% on an annual basis)

•  Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0089041% (1.40% to 3.25% on an annual basis)

•  Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0090411% (1.40% to 3.30% on an annual basis)

•  Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

•  Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis)

•  Lincoln ChoicePlus Assurance A Share Fee-Based at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis)

•  Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis)

•  Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  Lincoln ChoicePlus Design 1 at a daily rate of .0030137% to .0080822% (1.10% to 2.95% on an annual basis)

•  Lincoln ChoicePlus Design 2 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis)

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln ChoicePlus Design 3 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis)

•  Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

•  Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

•  Lincoln ChoicePlus Signature 1 at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  Lincoln ChoicePlus Signature 2 at a daily rate of .0038356% to .0094521% (1.40% to 3.45% on an annual basis)

•  Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis)

•  Lincoln InvestmentSolutions at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis)

•  Lincoln ChoicePlus Assurance Series B-Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  Lincoln ChoicePlus Assurance Series C-Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  Lincoln ChoicePlus Assurance Series L-Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  Lincoln Investor Advantage B Share at a daily rate of .0026027% to .0041096% (.95% to 1.50% on an annual basis).

•  Lincoln Investor Advantage C Share at a daily rate of .0026027% to .0045205% (.95% to 1.65% on an annual basis).

•  Lincoln Investor Advantage Fee-Based at a daily rate of .0004110% to .0019178% (.15% to .70% on an annual basis).

•  Lincoln Investor Advantage RIA at a daily rate of .0006849% to .0021918% (.25% to .80% on an annual basis).

During May, 2013, the fund replacements listed below occurred in certain products. The replacement funds have higher fund expenses than the funds they replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction ended during May, 2016. The fund replacements were as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
ABVPSF International Value Class B Portfolio	LVIP Mondrian International Value Service Class Fund	0.02%
American Century VP Inflation Protection Class II Fund	LVIP BlackRock Inflation Protected Bond Service Class Fund	0.06%

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2016 and 2015 were $21,897,093 and $19,190,000, respectively.

For the Lincoln ChoicePlus Assurance A Share, Lincoln ChoicePlus Assurance A Share Fee-Based and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2016 and 2015, sales charges amounted to $20,713 and $24,649, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2016, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class B
	2016		0.80%	2.80%	$5.87	$19.42	130,629	$1,734,260	-3.61%	-1.66%	0.00%
	2015		0.80%	2.80%	5.01	19.91	137,553	1,855,572	-0.19%	1.83%	0.00%
	2014		0.80%	2.80%	4.96	19.71	151,544	2,039,647	1.91%	3.97%	0.00%
	2013		0.80%	2.80%	4.81	19.11	144,363	1,833,989	19.53%	21.95%	0.02%
	2012		0.80%	2.80%	3.98	15.79	149,736	1,523,201	10.11%	12.33%	0.00%
AB VPS Growth and Income Portfolio Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.17%
	2012		0.75%	2.90%	10.11	17.24	436,360	6,090,727	13.89%	16.37%	1.32%
AB VPS International Value Portfolio Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.15%
	2012		0.65%	2.90%	6.32	10.48	1,042,035	7,099,576	11.04%	13.46%	1.36%
AB VPS Large Cap Growth Portfolio Class B
	2016		1.40%	1.70%	10.59	24.71	23,150	295,067	0.63%	0.93%	0.00%
	2015		1.40%	1.70%	10.51	24.53	31,214	437,490	8.99%	9.31%	0.00%
	2014		1.40%	1.70%	9.64	22.48	34,472	452,466	11.92%	12.26%	0.00%
	2013		1.40%	1.70%	8.61	20.07	46,398	558,067	34.69%	35.10%	0.00%
	2012		1.40%	1.70%	6.39	14.88	59,389	554,120	14.17%	14.53%	0.03%
AB VPS Small/Mid Cap Value Portfolio Class B
	2016		0.65%	2.95%	19.77	42.52	355,524	10,212,939	21.17%	23.95%	0.32%
	2015		0.65%	2.95%	16.31	34.62	379,010	8,949,365	-8.44%	-6.30%	0.51%
	2014		0.65%	2.95%	17.50	37.31	419,636	10,691,210	5.78%	8.18%	0.45%
	2013		0.65%	2.95%	16.43	34.80	476,268	11,361,231	33.64%	36.74%	0.46%
	2012		0.65%	2.95%	12.06	25.69	412,122	7,271,360	15.08%	17.70%	0.29%
Alps|Alerian Energy Infrastructure Portfolio Class III
	2016		1.10%	1.50%	8.69	8.78	14,241	124,006	38.71%	39.26%	2.01%
	2015		1.10%	1.65%	6.29	6.30	14,975	93,888	-38.70%	-38.61%	0.79%
	2014	8/27/14	1.10%	1.25%	10.26	10.27	2,553	26,214	-7.72%	-2.08%	0.20%
Alps|Red Rocks Listed Private Equity Portfolio Class III
	2016		1.10%	1.25%	9.81	9.81	4,230	41,488	6.79%	6.79%	0.93%
	2015	11/20/15	1.10%	1.10%	9.18	9.18	2,203	20,236	-2.09%	-2.09%	0.09%
Alps|Stadion Tactical Defensive Portfolio Class III
	2016		1.10%	1.50%	10.27	10.31	4,020	41,310	9.44%	9.60%	0.00%
	2015		1.10%	1.25%	9.39	9.39	3,542	33,290	-10.47%	-10.47%	0.10%
	2014	11/10/14	1.25%	1.25%	10.48	10.48	1,654	17,354	0.77%	0.77%	0.00%
Alps|Stadion Tactical Growth Portfolio Class III
	2016		1.25%	1.25%	10.17	10.17	8,182	83,227	7.86%	7.86%	0.30%
	2015	12/17/15	1.25%	1.25%	9.43	9.43	1,321	12,461	-0.36%	-0.36%	0.00%
American Century VP Balanced Fund Class II
	2016	7/5/16	1.10%	2.20%	10.35	10.42	131,427	1,366,982	-0.51%	3.17%	1.17%
American Century VP Inflation Protection Fund Class II
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.49%
	2012		0.75%	2.95%	12.24	14.58	1,699,722	23,319,212	4.37%	6.58%	2.39%
American Funds Asset Allocation Fund Class 1
	2016	3/17/16	0.65%	0.65%	15.80	15.80	218	3,446	8.18%	8.18%	2.41%
American Funds Asset Allocation Fund Class 4
	2016		1.10%	1.65%	11.10	11.14	390,204	4,328,187	7.81%	7.97%	1.69%
	2015		1.10%	1.25%	10.32	10.32	165,997	1,711,934	0.04%	0.04%	2.98%
	2014	12/4/14	1.10%	1.10%	10.31	10.31	2,895	29,881	-0.78%	-0.78%	1.44%
American Funds Blue Chip Income and Growth Fund Class 1
	2016		0.60%	1.65%	17.59	18.66	5,634	99,549	17.11%	18.35%	2.00%
	2015	2/19/15	0.60%	1.65%	15.02	15.77	6,457	97,300	-6.06%	-5.10%	2.22%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Blue Chip Income and Growth Fund Class 4
	2016		1.10%	1.50%	$12.12	$12.25	50,159	$613,079	16.73%	17.20%	1.97%
	2015		1.10%	1.50%	10.45	10.45	43,355	452,944	-4.27%	-4.27%	2.33%
	2014	8/27/14	1.10%	1.10%	10.92	10.92	15,250	166,485	3.28%	3.28%	1.05%
American Funds Bond Fund Class 1
	2016		0.65%	0.65%	11.34	11.34	2,639	29,932	2.60%	2.60%	1.90%
	2015		0.65%	0.65%	11.05	11.05	2,080	22,998	-0.20%	-0.20%	1.96%
	2014	11/7/14	0.65%	0.65%	11.08	11.08	1,875	20,772	0.38%	0.38%	1.83%
American Funds Capital Income Builder Fund Class 1
	2016		0.60%	0.65%	10.09	10.10	2,126	21,449	3.50%	3.55%	3.17%
	2015	4/29/15	0.60%	0.65%	9.74	9.75	2,093	20,423	-6.04%	-5.46%	1.98%
American Funds Capital Income Builder Fund Class 4
	2016		1.10%	1.65%	9.74	9.84	117,493	1,150,030	2.24%	2.65%	2.82%
	2015		1.10%	1.50%	9.59	9.59	87,751	838,270	-2.87%	-2.87%	2.65%
	2014	9/2/14	1.10%	1.10%	9.87	9.87	16,071	158,607	-2.68%	-2.68%	1.11%
American Funds Global Bond Fund Class 1
	2016		0.65%	0.65%	10.22	10.22	2,513	25,682	2.26%	2.26%	0.82%
	2015		0.65%	0.65%	9.99	9.99	1,769	17,681	-4.37%	-4.37%	0.10%
	2014	4/14/14	0.65%	0.65%	10.45	10.45	611	6,389	-2.61%	-2.61%	2.60%
American Funds Global Growth Fund Class 2
	2016		0.75%	3.15%	16.13	23.86	522,379	11,114,285	-2.30%	-0.13%	0.80%
	2015		0.75%	2.95%	16.17	24.01	629,504	13,608,615	3.83%	6.14%	1.01%
	2014		0.75%	2.95%	15.22	22.74	668,788	13,835,177	-0.66%	1.55%	1.14%
	2013		0.65%	2.95%	15.03	22.50	739,139	15,237,911	25.42%	28.34%	1.22%
	2012		0.65%	2.95%	12.18	17.64	854,882	13,954,665	19.00%	21.76%	0.84%
American Funds Global Growth Fund Class 4
	2016		1.10%	1.65%	10.73	10.77	37,794	405,811	-0.88%	-0.73%	0.74%
	2015		1.10%	1.25%	10.83	10.85	32,095	348,179	5.36%	5.52%	1.75%
	2014	11/24/14	1.10%	1.25%	10.27	10.28	3,096	31,838	-1.89%	1.70%	0.84%
American Funds Global Growth and Income Fund Class 1
	2016		0.65%	0.65%	14.48	14.48	3,581	51,889	6.92%	6.92%	1.99%
	2015		0.65%	0.65%	13.55	13.55	3,264	44,226	-1.78%	-1.78%	2.32%
	2014	11/7/14	0.65%	0.65%	13.79	13.79	2,631	36,305	0.85%	0.85%	3.25%
American Funds Global Small Capitalization Fund Class 1
	2016		0.65%	0.65%	20.48	20.48	540	11,069	1.68%	1.68%	0.55%
	2015		0.65%	0.65%	20.14	20.14	344	6,934	-0.15%	-0.15%	0.00%
	2014	4/14/14	0.65%	0.65%	20.17	20.17	164	3,317	2.17%	2.17%	0.57%
American Funds Global Small Capitalization Fund Class 2
	2016		0.65%	3.00%	12.86	34.83	383,602	8,065,153	-0.92%	1.44%	0.22%
	2015		0.65%	3.00%	12.98	34.66	439,088	9,399,543	-2.70%	-0.38%	0.00%
	2014		0.65%	3.00%	13.32	35.13	495,088	10,829,947	-0.90%	1.46%	0.12%
	2013		0.65%	3.00%	13.18	34.95	564,393	12,580,733	24.68%	27.45%	0.87%
	2012		0.65%	2.85%	10.39	27.69	621,975	11,286,319	14.86%	17.41%	1.33%
American Funds Global Small Capitalization Fund Class 4
	2016		1.10%	1.50%	10.01	10.05	21,192	212,517	0.58%	0.73%	0.10%
	2015		1.10%	1.25%	9.98	9.98	19,072	190,064	-1.11%	-1.11%	0.00%
	2014	11/10/14	1.10%	1.10%	10.09	10.09	345	3,486	0.90%	0.90%	0.06%
American Funds Growth Fund Class 1
	2016		0.65%	0.65%	26.89	26.89	1,530	41,154	9.05%	9.05%	1.12%
	2015		0.65%	0.65%	24.66	24.66	847	20,881	6.43%	6.43%	1.07%
	2014	4/14/14	0.65%	0.65%	23.17	23.17	412	9,550	11.36%	11.36%	1.91%
American Funds Growth Fund Class 2
	2016		0.65%	3.15%	15.69	32.51	2,285,687	56,013,804	6.09%	8.78%	0.69%
	2015		0.65%	3.15%	14.73	30.17	2,659,543	60,948,444	3.54%	6.16%	0.57%
	2014		0.65%	3.15%	14.17	28.69	3,093,198	67,575,915	5.14%	7.81%	0.74%
	2013		0.65%	3.15%	13.43	26.87	3,771,989	77,802,219	26.07%	29.26%	0.91%
	2012		0.65%	3.15%	10.54	20.98	4,375,203	70,844,749	14.35%	17.13%	0.77%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth Fund Class 4
	2016		0.30%	1.50%	$12.08	$12.21	223,179	$2,718,328	7.59%	8.02%	0.66%
	2015		1.10%	1.50%	11.27	11.30	106,564	1,203,589	5.26%	5.42%	1.20%
	2014	10/31/14	1.10%	1.25%	10.71	10.72	26,061	279,401	1.25%	2.43%	0.83%
American Funds Growth-Income Fund Class 1
	2016		0.65%	1.65%	19.54	25.78	3,906	91,921	9.98%	11.08%	1.71%
	2015		0.65%	1.65%	23.21	23.21	3,180	65,481	1.06%	1.06%	1.85%
	2014	4/14/14	0.65%	0.65%	22.96	22.96	791	18,165	11.80%	11.80%	2.25%
American Funds Growth-Income Fund Class 2
	2016		0.65%	3.15%	15.13	28.51	2,716,659	59,038,784	8.06%	10.80%	1.32%
	2015		0.65%	3.15%	13.94	25.97	3,099,742	61,712,883	-1.69%	0.80%	1.26%
	2014		0.65%	3.15%	14.13	26.01	3,489,626	69,770,129	7.20%	9.92%	1.24%
	2013		0.65%	3.15%	13.13	23.89	4,098,387	75,688,415	29.36%	32.64%	1.32%
	2012		0.65%	3.15%	10.11	18.19	4,789,325	67,763,467	13.95%	16.72%	1.55%
American Funds Growth-Income Fund Class 4
	2016		1.10%	1.65%	11.62	11.74	188,621	2,205,052	9.60%	10.04%	1.39%
	2015		1.10%	1.50%	10.64	10.67	119,411	1,271,030	-0.05%	0.10%	1.77%
	2014	10/31/14	1.10%	1.25%	10.65	10.66	32,526	346,647	0.28%	0.49%	2.01%
American Funds High-Income Bond Fund Class 1
	2016		0.65%	0.65%	12.54	12.54	1,416	17,764	17.07%	17.07%	6.59%
	2015		0.65%	0.65%	10.71	10.71	916	9,813	-7.55%	-7.55%	7.57%
	2014	4/14/14	0.65%	0.65%	11.59	11.59	417	4,832	-2.13%	-2.13%	9.04%
American Funds International Fund Class 1
	2016		0.60%	1.65%	12.89	15.86	6,049	86,494	2.09%	3.19%	1.55%
	2015		0.60%	1.65%	15.32	15.32	5,802	80,519	-4.87%	-4.87%	2.08%
	2014	11/7/14	0.65%	0.65%	16.10	16.10	1,258	20,266	-1.11%	-1.11%	1.60%
American Funds International Fund Class 2
	2016		0.65%	3.05%	9.99	25.62	1,239,835	22,016,254	0.42%	2.86%	1.22%
	2015		0.65%	3.05%	9.95	25.14	1,406,381	24,826,920	-7.39%	-5.14%	1.44%
	2014		0.65%	3.05%	10.74	26.76	1,533,452	28,907,158	-5.57%	-3.28%	1.30%
	2013		0.65%	3.05%	11.37	27.93	1,768,504	35,196,795	17.98%	20.85%	1.32%
	2012		0.65%	3.05%	9.64	23.34	2,014,810	34,001,937	14.37%	17.14%	1.41%
American Funds International Fund Class 4
	2016		1.10%	1.50%	9.12	9.16	147,919	1,353,410	1.93%	2.09%	1.34%
	2015		1.10%	1.25%	8.95	8.97	63,127	566,104	-5.93%	-5.79%	1.76%
	2014	11/3/14	1.10%	1.25%	9.51	9.52	26,251	249,972	-3.65%	-1.93%	1.35%
American Funds International Growth and Income Fund Class 1
	2016		0.65%	0.65%	11.08	11.08	1,418	15,722	1.05%	1.05%	3.03%
	2015		0.65%	0.65%	10.97	10.97	892	9,782	-5.95%	-5.95%	3.05%
	2014	4/14/14	0.65%	0.65%	11.66	11.66	403	4,706	-4.16%	-4.16%	5.25%
American Funds Managed Risk Asset Allocation Fund Class P1
	2016		0.60%	0.60%	13.29	13.29	540	7,181	6.93%	6.93%	1.48%
	2015	10/12/15	0.60%	0.60%	12.43	12.43	540	6,715	0.34%	0.34%	0.75%
American Funds Managed Risk Asset Allocation Fund Class P2
	2016		1.30%	2.55%	12.64	12.77	743,395	9,433,273	5.62%	5.89%	1.21%
	2015		1.30%	1.55%	11.97	12.06	289,192	3,470,772	-2.59%	-2.35%	1.82%
	2014	9/17/14	1.30%	1.55%	12.29	12.35	11,925	146,949	-0.49%	3.37%	0.08%
American Funds Mortgage Fund Class 4
	2016		1.10%	1.65%	10.24	10.28	28,949	296,225	0.74%	0.89%	1.78%
	2015		1.10%	1.25%	10.19	10.19	2,479	25,217	0.52%	0.52%	1.48%
	2014	12/12/14	1.10%	1.10%	10.14	10.14	491	4,981	-0.44%	-0.44%	0.82%
American Funds New World Fund Class 1
	2016		0.65%	1.65%	9.76	10.32	2,726	27,423	3.86%	4.91%	1.01%
	2015		0.65%	1.65%	9.84	9.84	2,369	22,743	-3.58%	-3.58%	0.92%
	2014	4/14/14	0.65%	0.65%	10.21	10.21	702	7,173	-6.64%	-6.64%	3.56%
American Funds New World Fund Class 4
	2016		0.30%	1.50%	8.97	9.01	77,589	699,210	3.74%	3.89%	0.67%
	2015		1.10%	1.25%	8.65	8.68	37,696	326,989	-4.57%	-4.43%	0.60%
	2014	9/19/14	1.10%	1.25%	9.07	9.08	5,725	51,963	-9.99%	-2.77%	1.33%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
BlackRock Global Allocation V.I. Fund Class I
	2016		0.60%	0.65%	$15.79	$15.86	1,779	$28,101	3.44%	3.50%	1.40%
	2015	4/29/15	0.60%	0.65%	15.27	15.33	1,322	20,185	-6.20%	-5.64%	1.46%
BlackRock Global Allocation V.I. Fund Class III
	2016		0.60%	2.95%	11.66	15.51	3,906,950	56,024,512	0.79%	3.18%	1.14%
	2015		0.60%	2.95%	11.57	15.03	4,069,601	57,150,772	-3.88%	-1.64%	1.04%
	2014		0.65%	2.95%	12.03	15.29	4,089,426	58,884,936	-1.03%	1.27%	2.27%
	2013		0.65%	2.95%	12.15	15.09	4,032,256	57,752,118	11.09%	13.67%	1.05%
	2012		0.65%	2.95%	10.93	13.28	4,188,108	53,306,946	6.77%	9.25%	1.63%
BlackRock iShares Alternative Strategies V.I. Fund Class III
	2016		1.10%	1.50%	9.86	9.86	8,439	83,185	5.06%	5.06%	3.30%
	2015	6/10/15	1.10%	1.10%	9.39	9.39	671	6,304	-3.83%	-3.83%	4.63%
Catalyst Dividend Capture VA Fund
	2016		1.40%	1.40%	13.98	13.98	2,060	28,831	5.48%	5.48%	4.19%
	2015		1.40%	1.40%	13.26	13.26	2,050	27,198	-4.41%	-4.41%	4.17%
	2014		1.40%	1.40%	13.87	13.87	3,546	49,184	8.63%	8.63%	5.12%
	2013		1.40%	1.40%	12.77	12.77	3,661	46,736	18.30%	18.30%	3.06%
	2012	1/23/12	1.40%	1.40%	10.79	10.79	3,879	41,864	5.81%	5.81%	4.95%
ClearBridge Variable Aggressive Growth Portfolio Class II
	2016		1.10%	1.50%	10.75	10.79	23,410	252,188	-0.32%	-0.17%	0.48%
	2015		1.10%	1.25%	10.78	10.81	13,911	150,286	-3.16%	-3.01%	0.12%
	2014	9/19/14	1.10%	1.25%	11.14	11.15	3,962	44,147	0.58%	1.62%	0.00%
ClearBridge Variable Mid Cap Portfolio Class II
	2016		0.65%	1.95%	11.26	11.65	93,406	1,067,366	7.00%	8.40%	0.38%
	2015		0.65%	2.30%	10.59	10.67	71,414	758,557	0.42%	0.87%	0.04%
	2014	6/16/14	1.10%	1.70%	10.54	10.58	66,068	697,171	1.86%	3.25%	0.16%
Delaware VIP Diversified Income Series Standard Class
	2016		0.65%	1.65%	11.33	14.86	6,798	87,502	1.83%	2.85%	3.01%
	2015		0.65%	1.65%	14.45	14.45	5,727	70,159	-1.72%	-1.72%	3.24%
	2014	4/14/14	0.65%	0.65%	14.70	14.70	897	13,192	1.74%	1.74%	0.47%
Delaware VIP Diversified Income Series Service Class
	2016		0.65%	3.15%	9.83	16.75	5,367,375	81,431,180	0.08%	2.62%	2.83%
	2015		0.65%	3.20%	9.80	16.42	4,922,560	73,530,214	-4.45%	-1.98%	2.79%
	2014		0.65%	3.20%	10.43	16.85	4,705,731	72,420,325	1.93%	4.30%	1.94%
	2013		0.65%	2.95%	10.22	16.25	3,899,835	58,071,063	-4.29%	-2.06%	2.13%
	2012		0.65%	3.00%	10.68	16.70	3,536,938	54,548,785	3.77%	6.18%	2.97%
Delaware VIP Emerging Markets Series Service Class
	2016		0.65%	3.00%	8.42	32.08	899,508	14,537,193	10.32%	12.83%	0.78%
	2015		0.75%	3.00%	7.62	28.69	1,004,069	14,521,174	-17.30%	-15.41%	0.58%
	2014		0.65%	3.00%	9.19	34.22	998,479	17,316,487	-10.98%	-8.95%	0.41%
	2013		0.75%	3.00%	10.29	37.92	1,002,371	19,406,908	6.67%	9.04%	1.50%
	2012		0.75%	2.95%	10.13	35.09	1,055,486	18,929,903	10.87%	13.33%	0.75%
Delaware VIP High Yield Series Standard Class
	2016		1.40%	2.35%	16.46	22.52	17,423	378,185	10.53%	11.59%	6.95%
	2015		1.40%	2.35%	14.89	20.18	19,981	389,145	-8.77%	-7.90%	6.92%
	2014		1.40%	2.35%	16.32	21.91	26,770	567,264	-2.60%	-1.67%	7.55%
	2013		1.40%	2.35%	16.76	22.28	37,992	826,165	6.68%	7.70%	6.82%
	2012		1.40%	2.35%	15.95	20.69	35,930	723,989	15.32%	16.19%	8.61%
Delaware VIP High Yield Series Service Class
	2016		0.75%	2.90%	12.19	27.34	334,777	6,937,502	9.68%	12.07%	6.39%
	2015		0.75%	2.90%	11.11	24.61	398,177	7,483,713	-9.54%	-7.57%	6.80%
	2014		0.75%	2.90%	12.28	26.85	511,722	10,616,688	-3.38%	-1.28%	6.57%
	2013		0.75%	2.90%	12.71	27.43	620,578	13,186,809	5.86%	8.16%	7.20%
	2012		0.75%	2.90%	12.01	25.58	691,486	13,827,142	14.00%	16.48%	8.70%
Delaware VIP Limited-Term Diversified Income Series Standard Class
	2016		0.65%	0.65%	11.68	11.68	1,136	13,266	1.43%	1.43%	1.52%
	2015		0.65%	0.65%	11.51	11.51	998	11,493	0.14%	0.14%	1.70%
	2014	11/7/14	0.65%	0.65%	11.49	11.49	899	10,329	-0.03%	-0.03%	0.26%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Limited-Term Diversified Income Series Service Class
	2016		0.65%	3.15%	$8.85	$12.33	3,408,691	$38,371,843	-1.42%	1.07%	1.30%
	2015		0.65%	3.15%	8.98	12.20	3,417,502	38,420,475	-2.49%	-0.02%	1.45%
	2014		0.65%	3.15%	9.21	12.20	3,591,910	40,806,990	-1.70%	0.79%	1.34%
	2013		0.65%	3.15%	9.37	12.11	2,717,810	30,854,743	-4.39%	-1.97%	1.27%
	2012		0.65%	3.15%	10.52	12.35	2,055,629	24,029,694	-0.36%	1.86%	1.43%
Delaware VIP REIT Series Standard Class
	2016		1.40%	2.35%	17.53	43.85	14,037	605,033	3.41%	4.40%	1.23%
	2015		1.40%	2.35%	17.32	42.00	15,831	651,445	1.54%	2.30%	1.22%
	2014		1.40%	2.15%	17.06	41.06	16,109	652,100	26.71%	27.66%	1.43%
	2013		1.40%	2.15%	13.46	32.16	22,644	720,354	-0.03%	0.72%	1.56%
	2012		1.40%	2.15%	13.46	31.93	24,486	773,381	14.45%	15.32%	1.59%
Delaware VIP REIT Series Service Class
	2016		0.80%	2.90%	13.86	38.74	456,111	11,160,464	2.60%	4.77%	0.93%
	2015		0.80%	2.90%	13.49	37.20	506,696	12,001,187	0.56%	2.70%	1.04%
	2014		0.75%	2.90%	13.40	36.44	573,464	13,772,309	25.43%	28.18%	1.13%
	2013		0.75%	2.90%	10.66	28.62	616,526	11,839,293	-0.99%	1.11%	1.31%
	2012		0.80%	2.90%	10.62	28.48	582,359	11,894,019	13.33%	15.68%	1.32%
Delaware VIP Small Cap Value Series Standard Class
	2016		1.40%	2.15%	22.04	47.91	15,531	736,813	28.61%	29.58%	0.94%
	2015		1.40%	2.15%	17.14	36.97	17,367	633,034	-8.22%	-7.52%	0.72%
	2014		1.40%	2.15%	18.67	39.98	18,297	720,826	3.61%	4.39%	0.54%
	2013		1.40%	2.15%	18.02	38.30	23,229	878,504	30.67%	31.65%	0.70%
	2012		1.40%	2.15%	13.79	29.09	24,902	715,276	11.48%	12.32%	0.61%
Delaware VIP Small Cap Value Series Service Class
	2016		0.65%	2.95%	18.36	45.35	644,606	19,233,913	27.28%	30.23%	0.68%
	2015		0.65%	2.95%	14.40	35.17	720,580	16,698,250	-9.18%	-7.07%	0.48%
	2014		0.65%	2.95%	15.82	38.23	799,511	20,289,792	2.55%	4.93%	0.34%
	2013		0.65%	2.95%	15.40	36.80	863,284	21,424,576	29.30%	32.18%	0.52%
	2012		0.75%	2.95%	11.89	28.09	989,770	19,164,473	10.39%	12.79%	0.35%
Delaware VIP Smid Cap Growth Series Standard Class
	2016		1.40%	2.35%	22.16	23.75	20,000	443,841	5.78%	6.79%	0.21%
	2015		1.40%	2.35%	20.75	20.75	20,500	426,116	6.04%	6.04%	0.37%
	2014		1.40%	1.40%	19.57	19.57	20,932	409,605	1.71%	1.71%	0.07%
	2013		1.40%	1.40%	19.24	19.24	26,133	502,756	39.36%	39.36%	0.02%
	2012		1.40%	2.35%	13.80	13.80	27,957	386,945	9.48%	9.48%	0.24%
Delaware VIP Smid Cap Growth Series Service Class
	2016		0.30%	3.00%	17.11	37.61	401,103	10,673,387	4.83%	7.32%	0.00%
	2015		0.65%	3.00%	16.10	35.38	397,916	9,990,753	4.14%	6.61%	0.16%
	2014		0.65%	3.00%	15.25	33.50	412,905	9,996,337	-0.17%	2.20%	0.00%
	2013		0.65%	3.00%	15.08	33.09	438,489	10,565,335	36.95%	39.50%	0.00%
	2012		1.05%	2.90%	10.87	23.85	483,625	8,149,892	7.65%	9.44%	0.01%
Delaware VIP U.S. Growth Series Service Class
	2016		0.65%	2.90%	15.51	23.55	313,061	5,842,084	-8.19%	-6.11%	0.37%
	2015		0.65%	2.90%	16.86	25.32	334,654	6,717,158	2.07%	4.40%	0.36%
	2014		0.65%	2.90%	16.49	24.48	325,792	6,374,780	9.27%	11.76%	0.02%
	2013		0.65%	2.90%	15.06	22.12	320,730	5,670,605	30.60%	33.57%	0.12%
	2012		0.65%	2.90%	11.51	16.72	392,592	5,217,313	12.64%	15.20%	0.00%
Delaware VIP Value Series Standard Class
	2016		1.40%	2.35%	26.41	26.41	3,263	82,204	13.05%	13.05%	1.92%
	2015		1.40%	1.40%	23.36	23.36	3,050	71,247	-1.80%	-1.80%	1.87%
	2014		1.40%	2.35%	17.55	23.79	3,751	85,241	11.35%	12.41%	1.87%
	2013		1.40%	2.35%	21.16	21.16	5,414	110,877	31.84%	31.84%	1.93%
	2012		1.40%	1.40%	16.05	16.05	9,134	146,636	13.14%	13.14%	2.21%
Delaware VIP Value Series Service Class
	2016		0.30%	2.90%	15.88	30.91	545,882	12,317,298	11.05%	13.58%	1.58%
	2015		0.65%	2.90%	14.28	27.47	460,570	9,657,056	-3.48%	-1.38%	1.52%
	2014		0.75%	2.90%	14.77	28.09	495,224	10,779,313	10.45%	12.84%	1.47%
	2013		0.75%	2.95%	13.35	25.11	555,826	10,809,131	29.50%	32.31%	1.57%
	2012		0.80%	2.95%	11.39	19.13	592,198	8,892,453	11.11%	13.52%	2.08%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Deutsche Alternative Asset Allocation VIP Portfolio Class A
	2016		0.65%	0.65%	$13.65	$13.65	1,187	$16,205	4.62%	4.62%	2.05%
	2015	3/12/15	0.65%	0.65%	13.05	13.05	1,188	15,503	-6.64%	-6.64%	0.76%
Deutsche Alternative Asset Allocation VIP Portfolio Class B
	2016		1.10%	2.95%	9.75	12.94	349,285	4,355,108	1.94%	3.84%	1.82%
	2015		1.10%	2.95%	9.56	12.46	322,842	3,888,961	-9.26%	-7.56%	2.65%
	2014		0.80%	2.95%	10.53	13.44	283,418	3,702,367	0.24%	2.41%	1.57%
	2013		0.80%	2.95%	10.50	13.17	237,298	3,044,746	-2.18%	-0.40%	1.49%
	2012		1.15%	2.95%	10.73	13.17	220,010	2,841,818	6.18%	8.01%	3.14%
Deutsche Equity 500 Index VIP Portfolio Class A
	2016		1.25%	2.35%	15.40	27.33	53,795	1,220,996	9.02%	10.23%	1.82%
	2015		1.25%	2.40%	14.02	24.88	70,301	1,456,334	-1.27%	-0.13%	1.67%
	2014		1.25%	2.40%	14.10	25.00	79,175	1,643,625	10.76%	11.98%	1.94%
	2013		1.25%	2.35%	12.64	22.40	95,662	1,836,928	28.86%	30.29%	2.07%
	2012		1.25%	2.60%	9.74	17.25	144,606	1,994,170	12.73%	14.26%	1.85%
Deutsche Equity 500 Index VIP Portfolio Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.59%
	2012		1.25%	2.75%	10.26	15.77	142,803	2,055,418	12.29%	13.99%	1.57%
Deutsche Small Cap Index VIP Portfolio Class A
	2016		1.25%	1.85%	29.60	36.01	10,023	331,555	18.84%	19.52%	0.99%
	2015		1.25%	1.85%	24.90	30.24	11,994	336,467	-6.31%	-5.78%	1.05%
	2014		1.25%	1.85%	27.08	32.21	13,744	407,046	2.98%	3.44%	0.97%
	2013		1.25%	2.35%	16.65	31.24	16,731	477,482	35.40%	36.92%	1.74%
	2012		1.25%	2.35%	12.30	22.90	22,473	471,052	13.56%	14.81%	0.99%
Deutsche Small Cap Index VIP Portfolio Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.48%
	2012		1.25%	2.55%	11.88	19.44	80,565	1,370,785	12.96%	14.44%	0.64%
Eaton Vance VT Floating-Rate Income Fund Initial Class
	2016		1.10%	1.65%	10.35	10.46	41,689	433,660	7.32%	7.76%	3.18%
	2015		1.10%	1.50%	9.70	9.70	35,310	341,378	-2.08%	-2.08%	3.32%
	2014	11/24/14	1.10%	1.10%	9.91	9.91	500	4,956	-0.95%	-0.95%	0.34%
Fidelity VIP Contrafund Portfolio Service Class 2
	2016		0.65%	3.15%	15.39	29.71	1,912,183	43,436,713	4.39%	7.03%	0.56%
	2015		0.65%	3.15%	14.68	27.93	2,092,948	45,219,781	-2.70%	-0.24%	0.80%
	2014		0.65%	3.15%	15.03	28.16	2,152,326	47,060,692	8.30%	10.93%	0.73%
	2013		0.65%	3.05%	13.83	25.54	2,413,992	48,323,888	27.02%	30.10%	0.81%
	2012		0.65%	3.05%	11.27	19.75	2,735,039	42,635,414	12.66%	15.39%	1.11%
Fidelity VIP Equity-Income Portfolio Initial Class
	2012		1.40%	1.40%	13.78	13.78	36,795	507,118	15.68%	15.68%	3.01%
Fidelity VIP Equity-Income Portfolio Service Class 2
	2012		1.25%	2.80%	10.51	17.12	107,592	1,694,468	13.82%	15.60%	2.78%
Fidelity VIP Growth Portfolio Initial Class
	2016		1.40%	1.40%	13.49	13.49	16,179	218,213	-0.60%	-0.60%	0.04%
	2015		1.40%	1.40%	13.57	13.57	18,138	246,112	5.68%	5.68%	0.26%
	2014		1.40%	1.40%	12.84	12.84	18,354	235,647	9.75%	9.75%	0.19%
	2013		1.40%	1.40%	11.70	11.70	18,433	215,636	34.44%	34.44%	0.29%
	2012		1.40%	1.40%	8.70	8.70	19,404	168,843	13.10%	13.10%	0.49%
Fidelity VIP Growth Portfolio Service Class 2
	2016		1.05%	2.90%	11.06	24.82	433,377	7,984,039	-2.32%	-0.55%	0.00%
	2015		1.10%	2.90%	11.19	25.08	412,147	7,652,803	3.85%	5.73%	0.03%
	2014		0.75%	2.90%	10.64	23.84	498,360	8,279,601	7.84%	10.18%	0.00%
	2013		0.75%	2.90%	9.74	21.82	455,627	7,020,458	32.11%	34.98%	0.05%
	2012		0.75%	2.90%	7.28	16.30	363,473	4,484,156	11.36%	13.54%	0.40%
Fidelity VIP Mid Cap Portfolio Service Class 2
	2016		0.30%	3.15%	13.89	23.02	1,524,742	33,015,067	8.57%	11.28%	0.29%
	2015		0.65%	3.05%	12.80	20.83	1,617,121	31,915,443	-4.59%	-2.27%	0.24%
	2014		0.65%	3.05%	13.41	21.44	1,720,529	35,144,155	2.85%	5.34%	0.02%
	2013		0.65%	3.05%	13.04	20.47	1,842,450	36,101,128	31.80%	34.99%	0.28%
	2012		0.65%	3.05%	9.89	15.26	1,943,130	28,477,247	11.12%	13.82%	0.40%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Overseas Portfolio Initial Class
	2012		1.40%	1.40%	$10.68	$10.68	7,260	$77,573	19.07%	19.07%	1.92%
Fidelity VIP Overseas Portfolio Service Class 2
	2012		1.15%	2.60%	9.31	18.72	226,595	3,389,951	17.29%	19.00%	1.66%
Fidelity VIP Strategic Income Portfolio Service Class 2
	2016		0.30%	1.65%	10.10	10.12	46,950	474,527	6.68%	6.84%	4.61%
	2015	6/23/15	1.10%	1.25%	9.47	9.48	9,374	88,836	-4.14%	-2.53%	5.10%
First Trust Dorsey Wright Tactical Core Portfolio Class I
	2016	10/17/16	1.10%	1.10%	9.82	9.82	1,722	16,916	2.41%	2.41%	1.07%
First Trust Multi Income Allocation Portfolio Class I
	2016		1.10%	1.10%	10.69	10.69	13,578	145,161	8.10%	8.10%	2.61%
	2015		1.10%	1.10%	9.89	9.89	6,755	66,811	-4.28%	-4.28%	8.96%
	2014	11/10/14	1.10%	1.10%	10.33	10.33	581	6,011	0.20%	0.20%	0.65%
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I
	2016		1.10%	1.50%	11.56	11.61	170,568	1,978,304	10.34%	10.51%	1.43%
	2015		1.10%	1.25%	10.50	10.50	59,303	622,847	-1.01%	-1.01%	3.03%
	2014	12/5/14	1.10%	1.10%	10.61	10.61	22,435	238,031	0.24%	0.24%	0.00%
Franklin Founding Funds Allocation VIP Fund Class 4
	2016		1.10%	1.10%	10.07	10.07	48,415	487,702	11.69%	11.69%	3.35%
	2015		1.10%	1.10%	9.02	9.02	48,040	433,305	-7.27%	-7.27%	3.09%
	2014	12/5/14	1.10%	1.10%	9.73	9.73	24,490	238,196	-1.39%	-1.39%	0.00%
Franklin Income VIP Fund Class 2
	2016		0.65%	3.15%	12.27	16.69	1,964,523	30,301,916	10.49%	13.29%	4.56%
	2015		0.65%	3.15%	11.11	15.07	2,208,242	30,347,374	-9.94%	-7.66%	4.59%
	2014		0.65%	3.15%	12.33	16.70	2,191,663	32,883,928	1.37%	3.94%	4.92%
	2013		0.65%	3.15%	12.16	16.44	2,023,784	29,468,648	10.41%	13.20%	6.21%
	2012		0.65%	3.15%	12.08	14.86	2,061,739	26,804,173	9.38%	11.92%	6.74%
Franklin Income VIP Fund Class 4
	2016		0.30%	1.65%	9.98	10.08	117,215	1,176,118	12.17%	12.62%	4.49%
	2015		1.10%	1.50%	8.93	8.95	61,893	552,612	-8.30%	-8.16%	4.43%
	2014	9/2/14	1.10%	1.25%	9.74	9.75	31,516	307,069	-4.85%	1.10%	0.00%
Franklin Mutual Shares VIP Fund Class 2
	2016		0.65%	2.95%	12.90	18.66	1,196,710	17,951,931	12.69%	15.31%	1.83%
	2015		0.65%	2.95%	11.42	16.56	1,333,364	17,488,905	-7.70%	-5.55%	3.05%
	2014		0.65%	2.95%	12.35	17.94	1,441,057	20,190,849	4.01%	6.43%	1.96%
	2013		0.65%	2.95%	11.85	17.25	1,673,204	22,234,982	24.53%	27.43%	2.06%
	2012		0.65%	2.95%	9.50	12.03	1,927,560	20,275,509	10.98%	13.50%	2.05%
Franklin Mutual Shares VIP Fund Class 4
	2016		1.10%	1.65%	10.79	10.94	17,901	194,951	14.05%	14.67%	1.59%
	2015		1.10%	1.65%	9.52	9.54	42,685	406,208	-6.23%	-6.09%	4.55%
	2014	10/1/14	1.10%	1.25%	10.15	10.16	837	8,511	1.88%	2.06%	0.00%
Franklin Rising Dividends VIP Fund Class 4
	2016		1.10%	1.65%	11.48	11.52	51,776	596,360	14.50%	14.67%	1.08%
	2015		1.10%	1.25%	10.02	10.05	33,266	334,143	-4.95%	-4.80%	1.46%
	2014	10/17/14	1.10%	1.25%	10.54	10.55	6,113	64,505	1.25%	9.29%	0.00%
Franklin Small Cap Value VIP Fund Class 4
	2016		0.30%	1.65%	11.43	11.59	11,178	129,555	28.00%	28.70%	0.64%
	2015		1.10%	1.65%	8.99	9.01	5,796	52,086	-8.66%	-8.53%	0.54%
	2014	11/3/14	1.10%	1.25%	9.84	9.85	930	9,158	0.50%	1.51%	0.00%
Franklin Small-Mid Cap Growth VIP Fund Class 2
	2012		0.65%	2.95%	8.59	21.19	462,448	6,820,932	7.79%	10.14%	0.00%
Franklin Small-Mid Cap Growth VIP Fund Class 4
	2016		1.10%	1.50%	10.49	10.61	18,262	193,258	2.49%	2.90%	0.00%
	2015		1.10%	1.50%	10.31	10.31	10,971	112,845	-3.84%	-3.84%	0.00%
	2014	8/27/14	1.10%	1.10%	10.72	10.72	1,845	19,794	0.25%	0.25%	0.00%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Goldman Sachs VIT Large Cap Value Fund Service Shares
	2016		0.65%	2.45%	$18.28	$22.59	71,550	$1,497,481	8.59%	10.56%	1.70%
	2015		0.65%	2.45%	16.56	20.44	78,768	1,495,816	-6.90%	-5.20%	1.20%
	2014		0.65%	2.45%	17.49	21.56	80,613	1,626,329	9.89%	11.88%	1.10%
	2013		0.65%	2.45%	15.66	19.27	93,563	1,687,114	30.04%	32.07%	0.93%
	2012		0.65%	2.20%	11.87	14.59	110,212	1,512,678	16.24%	18.05%	1.10%
Goldman Sachs VIT Government Money Market Fund Service Shares
	2016		1.10%	1.50%	9.68	9.72	86,496	839,883	-1.20%	-1.05%	0.05%
	2015		1.10%	1.25%	9.80	9.82	33,315	326,687	-1.24%	-1.09%	0.01%
	2014	11/24/14	1.10%	1.25%	9.92	9.93	56,303	558,597	-0.11%	-0.10%	0.00%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares
	2016		1.10%	1.50%	9.07	9.10	18,439	167,731	-0.97%	-0.82%	0.67%
	2015		1.10%	1.25%	9.15	9.18	17,183	157,684	-6.07%	-5.93%	2.23%
	2014	11/10/14	1.10%	1.25%	9.75	9.76	11,670	113,859	-1.03%	1.09%	3.92%
Goldman Sachs VIT Strategic Income Fund Advisor Shares
	2016		1.10%	1.50%	9.42	9.46	7,026	66,324	-0.51%	-0.36%	1.94%
	2015		1.10%	1.25%	9.47	9.50	5,751	54,595	-3.47%	-3.32%	2.58%
	2014	10/17/14	1.10%	1.25%	9.81	9.82	2,264	22,242	-0.56%	0.79%	2.54%
Guggenheim Long Short Equity Fund
	2016		1.10%	1.50%	10.44	10.48	22,094	231,412	-0.60%	-0.45%	0.00%
	2015		1.10%	1.25%	10.52	10.52	20,349	214,154	0.15%	0.15%	0.00%
	2014	10/17/14	1.10%	1.10%	10.51	10.51	11,719	123,160	9.27%	9.27%	0.00%
Guggenheim Multi-Hedge Strategies Fund
	2016		1.10%	1.25%	10.24	10.28	16,198	166,459	-1.72%	-1.57%	0.09%
	2015		1.10%	1.25%	10.42	10.45	9,240	96,481	0.58%	0.74%	0.80%
	2014	9/2/14	1.10%	1.25%	10.36	10.37	2,942	30,503	2.56%	3.65%	0.00%
Hartford Capital Appreciation HLS Fund Class IC
	2016		1.10%	1.25%	10.73	10.77	31,622	340,322	3.68%	3.84%	0.77%
	2015		1.10%	1.25%	10.35	10.37	20,718	214,848	-0.72%	-0.58%	1.13%
	2014	11/10/14	1.10%	1.25%	10.42	10.43	4,225	44,067	-1.71%	0.24%	1.02%
Huntington VA Balanced Fund
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	4.14%
	2013		1.40%	1.40%	11.89	11.89	427	5,093	13.56%	13.56%	1.96%
	2012	1/9/12	1.40%	1.40%	10.47	10.47	455	4,778	7.07%	7.07%	1.65%
Invesco V.I. American Franchise Fund Series I
	2016		1.40%	2.60%	6.42	17.55	8,405	77,923	-0.36%	0.85%	0.00%
	2015		1.40%	2.60%	6.38	17.53	12,409	108,373	2.31%	3.55%	0.00%
	2014		1.40%	2.60%	6.18	17.05	16,049	133,550	5.66%	6.93%	0.04%
	2013		1.40%	2.60%	5.79	16.05	22,782	170,235	36.54%	38.19%	0.43%
	2012	4/27/12	1.40%	2.60%	4.20	11.70	24,460	133,782	-4.20%	-3.42%	0.00%
Invesco V.I. American Franchise Fund Series II
	2016		1.70%	1.70%	14.25	14.25	1,036	14,764	0.31%	0.31%	0.00%
	2015		1.70%	1.70%	14.21	14.21	1,511	21,481	2.99%	2.99%	0.00%
	2014		1.40%	1.70%	13.79	14.36	1,589	21,955	6.35%	6.71%	0.00%
	2013		1.40%	1.70%	12.97	13.46	1,866	24,296	37.45%	37.87%	0.16%
	2012	4/27/12	1.40%	1.70%	9.44	13.09	5,736	59,052	-3.80%	-3.60%	0.00%
Invesco V.I. Balanced-Risk Allocation Fund Series II
	2016		1.10%	1.65%	10.46	10.62	51,083	539,679	9.69%	10.30%	0.20%
	2015		1.10%	1.65%	9.63	9.63	29,597	283,639	-5.45%	-5.45%	4.25%
	2014	12/19/14	1.10%	1.10%	10.18	10.18	9,836	100,141	0.13%	0.13%	0.00%
Invesco V.I. Comstock Fund Series II
	2016		1.10%	1.50%	11.26	11.30	6,758	76,148	15.53%	15.71%	1.37%
	2015		1.10%	1.25%	9.75	9.75	5,350	52,236	-7.35%	-7.35%	2.98%
	2014	9/19/14	1.25%	1.25%	10.52	10.52	861	9,058	-0.71%	-0.71%	1.08%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Core Equity Fund Series I
	2016		1.40%	1.65%	$11.23	$12.36	10,852	$133,792	8.45%	8.73%	0.70%
	2015		1.40%	2.35%	10.36	11.37	13,085	150,108	-7.31%	-7.08%	1.11%
	2014		1.40%	1.65%	11.17	12.23	14,988	181,629	6.38%	6.64%	0.83%
	2013		1.40%	1.65%	10.50	11.47	19,672	222,136	27.14%	27.45%	1.29%
	2012		1.40%	1.65%	8.26	9.00	25,187	224,007	12.02%	12.30%	0.81%
Invesco V.I. Core Equity Fund Series II
	2016		1.40%	1.40%	17.41	17.41	53	919	8.49%	8.49%	0.52%
	2015		1.40%	1.40%	16.05	16.05	53	854	-7.31%	-7.31%	0.85%
	2014		1.40%	1.40%	17.31	17.31	99	1,712	6.30%	6.30%	0.71%
	2013		1.40%	1.40%	16.29	16.29	99	1,608	27.15%	27.15%	0.93%
	2012		1.40%	1.60%	12.81	16.78	731	10,565	11.82%	12.04%	0.92%
Invesco V.I. Diversified Dividend Fund Series II
	2016		1.10%	1.65%	12.01	12.05	41,963	504,736	13.12%	13.28%	1.37%
	2015		1.10%	1.25%	10.61	10.64	11,468	121,863	0.55%	0.71%	1.96%
	2014	11/10/14	1.10%	1.25%	10.56	10.57	1,538	16,235	-1.62%	1.72%	0.00%
Invesco V.I. Equally-Weighted S&P 500 Fund Series II
	2016		1.10%	1.25%	11.68	11.73	62,434	730,465	12.53%	12.69%	0.39%
	2015		1.10%	1.25%	10.38	10.41	58,004	602,485	-4.13%	-3.99%	1.91%
	2014	11/25/14	1.10%	1.25%	10.83	10.84	3,999	43,356	-0.01%	2.35%	0.00%
Invesco V.I. Equity and Income Fund Series II
	2016		1.10%	1.10%	11.50	11.50	36,736	422,338	13.58%	13.58%	1.57%
	2015	3/24/15	1.10%	1.25%	10.10	10.12	43,552	440,605	-4.28%	-4.22%	3.34%
Invesco V.I. International Growth Fund Series I
	2016		1.40%	1.40%	14.63	14.63	2,414	35,307	-1.84%	-1.84%	1.06%
	2015		1.40%	1.40%	14.90	14.90	4,099	61,080	-3.70%	-3.70%	1.42%
	2014		1.40%	1.40%	15.47	15.47	4,413	68,279	-1.06%	-1.06%	1.55%
	2013		1.40%	1.40%	15.64	15.64	5,363	83,862	17.36%	17.36%	1.31%
	2012		1.40%	1.40%	13.33	13.33	8,988	119,769	13.93%	13.93%	1.48%
Invesco V.I. International Growth Fund Series II
	2016		1.10%	2.90%	9.07	25.67	102,650	1,359,920	-3.20%	-1.78%	1.22%
	2015		1.10%	2.55%	9.26	26.27	67,544	863,972	-4.45%	-3.68%	1.63%
	2014		1.10%	1.90%	23.47	27.41	13,318	203,297	-1.55%	-1.30%	1.52%
	2013		1.40%	1.65%	23.78	27.83	2,433	60,278	16.78%	17.07%	1.06%
	2012		1.40%	1.70%	19.63	23.82	2,935	61,999	13.32%	13.66%	0.71%
Ivy VIP Asset Strategy Portfolio
	2016		1.10%	1.50%	8.42	8.51	48,688	413,072	-4.02%	-3.63%	0.52%
	2015		1.10%	1.50%	8.81	8.84	47,423	418,040	-9.49%	-9.35%	0.33%
	2014	9/2/14	1.10%	1.25%	9.74	9.75	24,810	241,818	-4.40%	0.66%	0.00%
Ivy VIP Energy Portfolio
	2016		1.10%	1.25%	8.31	8.31	10,020	83,284	33.09%	33.09%	0.10%
	2015		1.10%	1.10%	6.25	6.25	1,733	10,828	-22.98%	-22.98%	0.03%
	2014	12/4/14	1.10%	1.10%	8.11	8.11	299	2,428	-1.95%	-1.95%	0.00%
Ivy VIP High Income Portfolio
	2016		1.10%	1.65%	10.32	10.36	70,966	734,277	14.74%	14.92%	6.69%
	2015		1.10%	1.25%	8.99	9.01	19,497	175,661	-7.67%	-7.53%	5.44%
	2014	9/19/14	1.10%	1.25%	9.74	9.75	2,411	23,490	-3.14%	-1.90%	0.00%
Ivy VIP Micro Cap Growth Portfolio
	2016		0.30%	1.50%	10.57	10.68	8,460	91,038	11.60%	12.04%	0.00%
	2015		1.10%	1.50%	9.53	9.53	634	6,018	-10.19%	-10.19%	0.00%
	2014	8/27/14	1.10%	1.10%	10.62	10.62	493	5,248	4.58%	4.58%	0.00%
Ivy VIP Mid Cap Growth Portfolio
	2016		0.65%	1.25%	10.41	10.49	18,850	196,817	4.80%	5.43%	0.00%
	2015		0.65%	1.25%	9.96	9.96	13,789	137,237	-6.81%	-6.81%	0.00%
	2014	10/17/14	1.10%	1.10%	10.68	10.68	1,469	15,704	9.99%	9.99%	0.00%
Ivy VIP Science and Technology Portfolio
	2016		1.10%	1.50%	10.08	10.12	32,594	329,358	0.28%	0.43%	0.00%
	2015		1.10%	1.65%	10.08	10.08	16,009	161,240	-3.94%	-3.94%	0.00%
	2014	11/17/14	1.10%	1.10%	10.49	10.49	3,902	40,961	2.21%	2.21%	0.00%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Aspen Balanced Portfolio Service Shares
	2016		1.35%	1.70%	$22.12	$23.26	29,599	$669,369	2.57%	2.90%	1.80%
	2015		1.35%	1.70%	21.57	22.66	30,992	683,352	-1.28%	-0.92%	1.34%
	2014		1.35%	1.70%	21.85	22.93	37,872	845,988	6.41%	6.78%	1.54%
	2013		1.35%	1.70%	20.53	21.52	42,585	894,479	17.78%	18.20%	1.34%
	2012		1.35%	1.70%	17.43	18.26	37,595	668,214	11.46%	11.86%	2.53%
Janus Aspen Enterprise Portfolio Service Shares
	2016		1.25%	1.70%	32.09	41.42	8,787	332,220	10.21%	10.72%	0.02%
	2015		1.25%	1.70%	29.12	37.54	11,257	392,690	2.02%	2.49%	0.51%
	2014		1.25%	1.70%	28.54	36.76	12,587	428,513	10.35%	10.85%	0.04%
	2013		1.25%	1.70%	25.87	33.28	16,497	496,809	29.81%	30.40%	0.37%
	2012		1.25%	1.70%	19.93	25.61	18,234	419,296	15.02%	15.54%	0.00%
Janus Aspen Global Research Portfolio Service Shares
	2016		1.50%	1.50%	17.60	17.60	630	11,089	0.30%	0.30%	0.85%
	2015		1.50%	1.70%	17.55	17.55	782	13,132	-3.98%	-3.98%	0.56%
	2014		1.50%	1.50%	18.28	18.28	587	10,726	5.59%	5.59%	0.87%
	2013		1.40%	1.50%	14.72	17.31	757	12,648	26.17%	26.32%	1.24%
	2012		1.40%	1.50%	11.66	13.72	723	9,644	18.08%	18.19%	0.78%
JPMorgan Insurance Trust Global Allocation Portfolio Class 2
	2016		1.10%	2.30%	9.70	9.90	27,676	272,200	3.43%	4.68%	4.55%
	2015	8/3/15	1.10%	2.30%	9.38	9.45	3,525	33,195	-6.03%	-2.06%	4.09%
JPMorgan Insurance Trust Income Builder Portfolio Class 2
	2016		1.10%	1.65%	10.04	10.04	12,380	123,657	5.04%	5.04%	3.93%
	2015	12/17/15	1.10%	1.10%	9.56	9.56	150	1,435	0.43%	0.43%	2.59%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2
	2016		1.10%	1.65%	11.30	11.35	20,881	236,683	10.35%	10.51%	0.53%
	2015		1.10%	1.25%	10.24	10.27	17,046	174,916	-7.28%	-7.15%	0.34%
	2014	9/19/14	1.10%	1.25%	11.05	11.06	2,101	23,227	4.58%	9.27%	0.00%
Lord Abbett Bond Debenture Portfolio Class VC
	2016		1.10%	1.50%	10.76	10.81	29,873	322,340	10.74%	10.91%	4.96%
	2015		1.10%	1.25%	9.72	9.74	21,535	209,744	-2.75%	-2.61%	6.84%
	2014	10/1/14	1.10%	1.25%	9.99	10.00	6,112	61,126	-0.84%	0.41%	6.49%
Lord Abbett Developing Growth Portfolio Class VC
	2016		1.10%	1.65%	9.56	9.60	14,309	136,916	-3.81%	-3.67%	0.00%
	2015		1.10%	1.25%	9.94	9.97	9,766	97,186	-9.34%	-9.21%	0.00%
	2014	9/19/14	1.10%	1.25%	10.97	10.98	1,486	16,312	1.42%	3.64%	0.00%
Lord Abbett Fundamental Equity Portfolio Class VC
	2016		0.75%	1.30%	18.43	26.07	3,283	81,387	14.24%	14.88%	1.09%
	2015		0.75%	1.30%	16.05	22.70	3,451	74,682	-4.70%	-4.16%	1.15%
	2014		0.75%	1.30%	16.76	23.68	3,558	80,495	5.75%	6.34%	0.45%
	2013		0.75%	1.30%	15.76	22.27	3,744	79,807	34.00%	34.74%	0.22%
	2012		0.75%	1.30%	11.71	16.53	4,460	71,129	9.15%	9.76%	0.49%
Lord Abbett Short Duration Income Portfolio Class VC
	2016		0.30%	1.50%	10.00	10.11	63,646	640,303	1.93%	2.34%	2.71%
	2015		1.10%	1.50%	9.86	9.88	32,580	320,070	-0.67%	-0.52%	7.31%
	2014	11/3/14	1.10%	1.25%	9.92	9.93	3,594	35,665	-0.71%	-0.62%	2.60%
LVIP American Balanced Allocation Fund Standard Class
	2016		0.65%	0.65%	13.25	13.25	513	6,804	5.52%	5.52%	1.99%
	2015	6/22/15	0.65%	0.65%	12.56	12.56	513	6,445	-5.25%	-5.25%	2.92%
LVIP American Balanced Allocation Fund Service Class
	2016		1.10%	1.65%	10.39	10.43	271,366	2,826,726	4.51%	4.67%	2.08%
	2015	1/8/15	1.10%	1.25%	9.94	9.96	106,980	1,065,931	-2.17%	-0.96%	4.70%
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
	2016		1.15%	3.20%	11.62	12.36	1,568,540	19,128,327	13.74%	16.09%	1.40%
	2015		0.65%	3.20%	10.22	10.75	1,049,107	11,070,758	-7.26%	-4.86%	1.94%
	2014	1/14/14	0.65%	3.20%	11.02	11.30	366,483	4,101,889	-0.10%	15.68%	0.68%
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
	2016		0.60%	0.60%	12.25	12.25	562	6,894	4.03%	4.03%	1.87%
	2015	10/12/15	0.60%	0.60%	11.78	11.78	562	6,627	-1.34%	-1.34%	3.53%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Global Balanced Allocation Managed Risk Fund Service Class
	2016		1.30%	2.35%	$9.73	$9.98	243,572	$2,420,882	1.85%	2.92%	1.60%
	2015		1.30%	2.35%	9.56	9.70	208,658	2,018,360	-4.72%	-3.71%	4.56%
	2014	8/25/14	1.30%	2.35%	10.03	10.07	24,932	250,730	-0.97%	1.12%	4.13%
LVIP American Global Growth Allocation Managed Risk Fund Standard Class
	2016	1/4/16	0.65%	0.65%	12.11	12.11	18,185	220,238	3.38%	3.38%	1.62%
LVIP American Global Growth Allocation Managed Risk Fund Service Class
	2016		1.30%	2.35%	9.37	9.61	903,065	8,657,429	0.55%	1.61%	1.28%
	2015		1.30%	2.35%	9.43	9.46	887,847	8,383,419	-4.98%	-4.74%	4.95%
	2014	8/21/14	1.30%	1.55%	9.92	9.93	195,078	1,936,787	-2.47%	-1.71%	3.07%
LVIP American Global Growth Fund Service Class II
	2016		0.65%	2.75%	15.39	18.54	257,130	4,473,449	-2.48%	-0.41%	0.84%
	2015		0.65%	2.90%	15.76	18.01	261,458	4,613,685	3.68%	5.25%	1.65%
	2014		1.25%	2.75%	15.19	17.11	211,060	3,540,970	-0.89%	0.60%	0.97%
	2013		1.25%	2.75%	15.31	17.01	172,937	2,898,684	25.20%	27.09%	0.93%
	2012		1.25%	2.75%	12.22	13.38	152,239	2,014,038	18.86%	20.59%	0.99%
LVIP American Global Small Capitalization Fund Service Class II
	2016		0.65%	2.95%	13.27	15.41	189,505	2,745,530	-1.28%	1.02%	0.11%
	2015		0.65%	2.95%	13.44	15.25	204,891	2,968,218	-3.05%	-0.81%	0.21%
	2014		0.65%	2.95%	13.87	15.03	218,443	3,217,157	-1.27%	0.53%	0.00%
	2013		1.15%	2.95%	14.04	14.95	187,872	2,763,850	24.07%	26.33%	0.22%
	2012		1.15%	2.95%	11.39	11.84	216,047	2,527,942	14.62%	16.40%	1.04%
LVIP American Growth Allocation Fund Service Class
	2016		1.10%	1.50%	10.44	10.44	73,397	763,514	4.92%	4.92%	1.97%
	2015		1.10%	1.10%	9.95	9.95	23,354	232,283	-2.31%	-2.31%	3.13%
	2014	10/13/14	1.10%	1.10%	10.18	10.18	3,934	40,059	4.52%	4.52%	2.08%
LVIP American Growth Fund Service Class II
	2016		0.65%	2.95%	18.39	21.99	712,662	14,665,203	5.93%	8.41%	0.41%
	2015		0.65%	2.95%	17.35	20.28	706,975	13,545,640	3.37%	5.78%	0.27%
	2014		0.65%	2.95%	16.78	18.67	674,468	12,319,618	4.99%	6.79%	1.01%
	2013		1.25%	2.95%	15.97	17.48	612,680	10,509,554	25.89%	28.05%	0.62%
	2012		1.25%	2.95%	12.68	13.65	569,028	7,657,989	14.04%	15.99%	0.24%
LVIP American Growth-Income Fund Service Class II
	2016		0.90%	2.95%	18.36	21.82	685,251	14,233,240	7.92%	10.16%	1.59%
	2015		0.90%	2.95%	17.00	19.53	655,859	12,435,370	-1.82%	-0.04%	1.39%
	2014		1.15%	2.95%	17.31	19.54	621,665	11,837,974	7.06%	9.00%	1.17%
	2013		1.15%	2.95%	16.16	17.86	553,749	9,708,284	29.16%	31.37%	1.05%
	2012		1.25%	2.95%	12.50	13.60	562,218	7,534,156	13.64%	15.59%	1.29%
LVIP American Income Allocation Fund Standard Class
	2016		1.65%	1.65%	11.97	11.97	4,572	54,720	3.89%	3.89%	2.00%
	2015	11/13/15	1.65%	1.65%	11.52	11.52	4,873	56,131	-1.32%	-1.32%	3.39%
LVIP American International Fund Service Class II
	2016		0.65%	2.95%	10.99	13.75	501,163	6,425,741	0.15%	2.47%	0.97%
	2015		0.65%	2.95%	10.97	13.41	513,936	6,504,551	-7.61%	-5.46%	1.40%
	2014		0.65%	2.95%	11.86	13.87	469,790	6,350,177	-5.82%	-4.11%	0.88%
	2013		1.15%	2.95%	12.59	14.47	425,647	6,030,101	17.63%	19.77%	1.08%
	2012		1.15%	2.95%	10.70	12.05	369,188	4,395,794	14.10%	16.00%	2.55%
LVIP American Preservation Fund Service Class
	2016		1.10%	1.25%	9.75	9.75	11,167	108,798	0.46%	0.46%	1.30%
	2015		1.10%	1.10%	9.71	9.71	7,038	68,309	-1.12%	-1.12%	3.01%
	2014	10/17/14	1.10%	1.10%	9.82	9.82	514	5,044	-0.74%	-0.74%	0.74%
LVIP AQR Enhanced Global Strategies Fund Service Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.27%
	2015	6/25/15	1.10%	1.10%	10.37	10.37	3,398	35,250	-3.69%	-3.69%	1.31%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Fund Service Class
	2016		0.75%	3.15%	$15.84	$22.96	522,401	$9,353,545	2.30%	4.78%	0.46%
	2015		0.75%	3.15%	15.44	22.40	581,814	10,033,045	-7.73%	-5.48%	0.00%
	2014		0.65%	3.15%	16.68	24.23	620,313	11,414,048	1.75%	4.10%	0.18%
	2013		0.75%	3.00%	16.37	23.81	681,270	12,168,517	36.00%	39.02%	0.42%
	2012		0.75%	2.95%	12.02	17.51	700,349	9,051,967	14.81%	17.36%	1.18%
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
	2016		0.65%	3.20%	10.96	17.18	4,275,087	56,598,908	8.16%	10.95%	1.73%
	2015		0.65%	3.20%	10.09	15.84	3,355,401	40,338,741	-8.08%	-5.71%	1.75%
	2014		0.65%	3.20%	10.92	17.19	2,484,291	31,879,531	-0.03%	2.56%	1.54%
	2013		0.65%	3.20%	10.88	17.16	1,314,429	16,643,886	14.49%	17.04%	2.36%
	2012		0.75%	2.95%	9.97	14.98	235,730	2,562,320	13.30%	15.82%	0.52%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	4.05%
	2015	4/29/15	0.60%	0.60%	8.06	8.06	143	1,149	-23.42%	-23.42%	1.65%
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.69%
	2015		0.65%	3.00%	7.37	7.98	1,885,709	14,555,187	-17.73%	-15.77%	1.62%
	2014		0.65%	3.00%	8.97	9.47	1,251,391	11,576,499	-7.89%	-5.75%	1.26%
	2013		0.65%	2.95%	9.87	9.97	539,760	5,355,254	-9.90%	-9.27%	1.12%
	2012	10/22/12	1.25%	1.95%	10.96	10.99	12,282	134,782	2.45%	8.80%	1.09%
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class
	2016		0.65%	3.00%	9.16	9.98	8,147,429	78,454,692	-0.53%	1.84%	0.71%
	2015		0.65%	3.00%	9.21	9.80	7,386,230	70,506,174	-7.47%	-5.27%	0.82%
	2014		0.65%	3.00%	9.96	10.35	5,180,741	52,753,941	-3.45%	-1.20%	1.02%
	2013	5/21/13	0.65%	2.95%	10.32	10.47	1,663,764	17,326,637	1.52%	7.64%	0.00%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
	2016	7/1/16	1.10%	3.00%	10.04	10.17	867,012	8,771,642	-2.36%	0.77%	2.13%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2016		0.60%	0.65%	11.11	11.15	3,050	33,949	2.90%	2.95%	1.25%
	2015	6/22/15	0.60%	0.65%	10.80	10.83	2,742	29,650	-3.13%	-2.04%	0.81%
LVIP BlackRock Inflation Protected Bond Fund Service Class
	2016		0.65%	3.05%	9.18	10.95	4,923,494	50,387,732	0.22%	2.66%	0.76%
	2015		0.59%	3.14%	9.09	10.66	4,842,834	48,681,915	-6.07%	-3.64%	1.19%
	2014		0.59%	3.14%	9.74	11.07	4,799,283	50,577,908	-0.21%	2.21%	0.98%
	2013		0.59%	2.99%	9.76	10.77	4,339,205	45,202,832	-11.32%	-9.30%	0.33%
	2012		0.80%	3.05%	11.01	11.87	1,861,065	21,594,482	3.05%	5.40%	0.00%
LVIP BlackRock Multi-Asset Income Fund Service Class
	2016		1.10%	1.65%	9.73	9.84	30,923	303,450	5.15%	5.57%	2.61%
	2015		1.10%	1.50%	9.29	9.32	24,795	230,616	-5.35%	-5.21%	2.41%
	2014	11/10/14	1.10%	1.25%	9.82	9.83	11,892	116,896	-1.43%	-0.24%	8.17%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
	2016	6/15/16	0.65%	2.95%	10.33	10.48	854,827	8,913,007	-0.48%	5.10%	1.36%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.46%
	2015	5/19/15	1.15%	2.90%	8.91	9.02	240,979	2,167,687	-12.14%	-1.36%	0.21%
LVIP Blended Core Equity Managed Volatility Fund Standard Class
	2016		0.65%	0.65%	10.92	10.92	390	4,262	8.32%	8.32%	1.19%
	2015	3/12/15	0.65%	0.65%	10.09	10.09	405	4,088	-3.76%	-3.76%	1.16%
LVIP Blended Core Equity Managed Volatility Fund Service Class
	2016		0.65%	2.95%	10.09	10.81	1,638,028	17,202,445	5.50%	7.95%	1.23%
	2015		0.65%	2.95%	9.60	10.01	835,151	8,201,959	-6.84%	-4.86%	1.01%
	2014	1/15/14	0.65%	2.75%	10.31	10.53	317,205	3,307,204	-1.04%	7.63%	1.98%
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	2016		1.25%	2.70%	13.78	20.65	5,935	98,896	-3.94%	-2.78%	0.37%
	2015		1.40%	2.70%	14.32	21.26	7,972	135,372	-1.36%	-0.07%	0.00%
	2014		1.40%	2.70%	14.49	21.32	8,667	147,064	2.54%	3.88%	0.00%
	2013		1.25%	2.70%	14.61	20.56	10,519	175,371	22.16%	23.94%	0.00%
	2012		1.25%	2.70%	11.96	16.65	8,810	123,018	13.29%	14.94%	0.00%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
	2016		0.65%	2.95%	$12.87	$18.91	2,087,870	$33,420,392	-4.42%	-2.20%	0.24%
	2015		0.65%	3.20%	12.76	19.48	1,511,463	24,996,904	-2.10%	-0.07%	0.00%
	2014		1.15%	3.20%	13.03	19.54	754,565	12,765,408	1.78%	3.89%	0.00%
	2013		1.15%	3.20%	13.52	18.86	430,800	7,015,173	21.73%	23.75%	0.00%
	2012		1.15%	2.80%	11.11	15.28	163,497	2,182,977	12.90%	14.78%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	2016	3/17/16	0.65%	0.65%	18.14	18.14	190	3,439	5.55%	5.55%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund Service Class
	2016		0.65%	3.00%	8.82	14.96	3,387,517	33,687,234	-1.01%	1.34%	0.00%
	2015		0.65%	3.00%	8.89	15.11	2,061,284	20,360,331	-7.26%	-5.06%	0.00%
	2014		0.65%	3.00%	9.57	16.28	1,645,635	17,297,401	-10.24%	-8.16%	0.00%
	2013		0.65%	3.20%	10.64	18.14	782,239	9,021,083	20.90%	23.10%	0.00%
	2012		1.15%	2.95%	8.77	15.00	213,107	1,988,901	3.12%	5.00%	0.00%
LVIP Clarion Global Real Estate Fund Service Class
	2016		0.65%	2.90%	7.83	14.72	754,797	6,653,585	-1.95%	0.29%	3.57%
	2015		0.65%	2.90%	7.97	14.70	805,657	7,143,713	-4.28%	-2.10%	2.78%
	2014		0.65%	2.90%	8.32	15.04	813,739	7,431,129	10.35%	12.86%	2.24%
	2013		0.65%	2.95%	7.53	16.89	857,804	7,000,258	0.05%	2.22%	0.00%
	2012		0.80%	2.95%	7.52	16.89	830,354	6,683,552	20.78%	23.40%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class
	2016		1.15%	2.95%	9.21	9.48	649,651	6,122,124	0.47%	2.24%	0.79%
	2015	5/18/15	1.15%	2.90%	9.17	9.27	431,635	3,993,681	-8.72%	0.62%	1.31%
LVIP Delaware Bond Fund Standard Class
	2016		1.25%	2.80%	10.29	20.76	264,868	4,616,949	-0.11%	1.45%	2.28%
	2015		1.25%	2.80%	10.29	20.50	340,265	5,840,431	-2.38%	-0.86%	2.29%
	2014		1.25%	2.80%	10.53	20.71	369,501	6,417,694	3.05%	4.66%	1.86%
	2013		1.25%	2.80%	10.21	19.81	445,926	7,449,743	-5.01%	-3.52%	1.62%
	2012		1.25%	2.80%	12.69	20.57	551,257	9,582,267	3.66%	5.28%	1.85%
LVIP Delaware Bond Fund Service Class
	2016		0.60%	3.20%	9.79	14.79	10,610,782	145,623,790	-0.86%	1.76%	2.41%
	2015		0.60%	3.20%	9.88	14.64	8,500,776	115,854,849	-3.12%	-0.61%	2.23%
	2014		0.65%	3.20%	10.20	14.83	6,564,624	90,414,662	2.28%	4.92%	1.84%
	2013		0.65%	3.20%	9.97	14.24	5,780,850	76,508,696	-5.71%	-3.28%	1.55%
	2012		0.65%	3.20%	10.60	14.82	5,124,573	71,002,783	3.15%	5.55%	1.77%
LVIP Delaware Diversified Floating Rate Fund Standard Class
	2016		0.60%	0.65%	10.41	10.45	4,270	44,511	1.59%	1.64%	0.00%
	2015		0.60%	0.65%	10.25	10.25	3,338	34,257	-1.36%	-1.36%	3.38%
	2014	4/14/14	0.65%	0.65%	10.39	10.39	785	8,153	-0.60%	-0.60%	2.38%
LVIP Delaware Diversified Floating Rate Fund Service Class
	2016		0.65%	3.15%	8.70	10.24	4,225,692	40,564,609	-1.16%	1.34%	0.00%
	2015		0.65%	3.15%	8.80	10.10	4,122,920	39,378,171	-4.04%	-1.61%	1.36%
	2014		0.65%	3.15%	9.21	10.27	4,076,978	39,966,977	-2.60%	-0.29%	1.29%
	2013		0.65%	3.20%	9.46	10.24	2,930,373	29,081,441	-2.46%	-0.30%	0.82%
	2012		0.80%	3.00%	9.77	10.27	856,206	8,590,907	0.99%	3.13%	1.38%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2016		1.40%	2.45%	14.12	21.20	8,027	157,676	3.07%	4.15%	1.61%
	2015		1.40%	2.45%	13.70	20.40	8,184	154,547	-3.73%	-2.70%	1.31%
	2014		1.25%	2.45%	14.23	21.01	15,838	313,480	1.82%	3.05%	2.31%
	2013		1.25%	2.45%	13.97	20.46	16,455	316,720	17.33%	18.74%	1.54%
	2012		1.25%	2.45%	11.91	17.29	17,313	280,943	10.56%	11.88%	1.77%
LVIP Delaware Foundation Aggressive Allocation Fund Service Class
	2016		1.30%	2.80%	13.17	19.35	101,947	1,755,053	2.45%	4.00%	1.34%
	2015		1.30%	2.80%	12.85	18.64	110,195	1,829,291	-4.30%	-2.85%	1.41%
	2014		1.30%	2.80%	13.43	19.43	126,952	2,178,546	1.20%	2.73%	2.02%
	2013		1.25%	2.80%	13.27	18.93	141,001	2,372,460	16.63%	18.45%	1.25%
	2012		1.25%	2.80%	11.38	15.92	167,410	2,403,603	9.89%	11.61%	1.41%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Social Awareness Fund Standard Class
	2016		1.25%	2.60%	$17.03	$29.54	12,480	$329,914	3.90%	5.31%	1.14%
	2015		1.25%	2.60%	16.39	28.15	19,478	483,105	-3.21%	-1.90%	1.54%
	2014		1.25%	2.60%	16.93	28.79	20,170	509,932	12.24%	13.77%	1.40%
	2013		1.25%	2.60%	15.08	25.40	26,933	603,333	32.21%	34.00%	1.19%
	2012		1.25%	2.60%	11.41	19.02	40,461	699,016	12.32%	13.85%	0.74%
LVIP Delaware Social Awareness Fund Service Class
	2016		1.05%	2.90%	16.30	26.38	162,970	3,546,059	3.23%	5.16%	1.05%
	2015		1.05%	2.90%	15.71	25.16	187,221	3,907,204	-3.84%	-2.04%	1.09%
	2014		1.05%	2.90%	16.04	25.76	189,490	4,039,159	11.52%	13.60%	1.19%
	2013		1.05%	2.90%	14.12	22.75	191,475	3,684,457	31.35%	33.80%	0.97%
	2012		1.05%	2.90%	11.18	17.05	177,317	2,600,910	11.60%	13.45%	0.40%
LVIP Delaware Special Opportunities Fund Service Class
	2016		0.80%	2.85%	13.91	20.82	205,937	3,212,042	16.61%	19.03%	1.27%
	2015		0.80%	2.85%	11.93	17.49	201,004	2,646,940	-2.90%	-0.88%	0.81%
	2014		0.80%	2.85%	12.28	17.65	235,216	3,136,234	4.24%	6.40%	0.92%
	2013		0.80%	2.85%	11.78	16.59	265,206	3,351,313	29.57%	32.26%	0.70%
	2012		0.80%	2.85%	9.10	12.54	320,240	3,096,513	11.31%	13.62%	0.49%
LVIP Dimensional International Equity Managed Volatility Fund Service Class
	2016		0.80%	2.95%	8.69	10.71	1,523,392	14,210,023	-1.24%	0.91%	2.05%
	2015		0.80%	3.20%	8.69	9.58	1,263,179	11,754,860	-7.23%	-5.26%	0.83%
	2014		1.10%	3.20%	9.37	10.11	1,116,741	11,019,703	-10.64%	-8.75%	2.43%
	2013		1.10%	3.20%	10.56	11.08	385,203	4,200,347	11.50%	13.58%	2.66%
	2012		1.10%	2.95%	9.53	9.76	174,360	1,684,193	15.49%	17.18%	2.80%
LVIP Dimensional International Core Equity Fund Service Class
	2016		1.10%	2.55%	9.06	9.28	62,043	570,854	1.61%	3.11%	2.32%
	2015	6/8/15	1.10%	2.55%	8.91	9.00	15,912	142,457	-10.95%	5.44%	1.73%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2016	3/17/16	0.65%	0.65%	26.23	26.23	133	3,477	13.32%	13.32%	2.69%
LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	2016		1.10%	3.15%	11.54	18.97	114,444	2,000,077	10.75%	12.76%	1.21%
	2015		1.10%	2.90%	14.38	16.41	103,055	1,627,087	-4.80%	-3.61%	1.34%
	2014		0.75%	2.55%	15.10	17.02	101,503	1,671,060	9.94%	11.94%	1.57%
	2013		0.75%	2.55%	13.74	15.29	124,697	1,849,904	29.46%	31.81%	1.37%
	2012		0.75%	2.55%	10.61	11.67	142,592	1,619,569	12.03%	14.06%	0.68%
LVIP Dimensional U.S. Core Equity 2 Fund Service Class
	2016		1.10%	2.45%	10.67	10.82	41,861	448,366	14.22%	15.20%	1.57%
	2015	5/20/15	1.10%	1.95%	9.34	9.39	20,523	192,347	-8.06%	-1.06%	1.33%
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
	2016		0.80%	2.95%	12.89	14.30	2,126,736	29,536,937	7.63%	9.64%	1.05%
	2015		1.10%	2.95%	11.97	13.04	1,752,711	22,284,937	-10.52%	-8.85%	1.08%
	2014		1.10%	2.95%	13.38	14.31	1,258,799	17,641,309	1.40%	3.29%	0.93%
	2013		1.10%	2.95%	13.20	13.85	633,735	8,656,912	25.11%	27.45%	1.27%
	2012		1.10%	2.95%	10.73	10.87	283,414	3,052,411	14.91%	15.83%	1.15%
LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	2016		0.65%	0.65%	10.91	10.91	394	4,301	1.45%	1.45%	1.59%
	2015	3/12/15	0.65%	0.65%	10.75	10.75	379	4,076	-0.86%	-0.86%	1.58%
LVIP Dimensional/Vanguard Total Bond Fund Service Class
	2016		0.65%	3.00%	9.42	10.76	3,704,958	37,789,210	-1.17%	1.18%	1.41%
	2015		0.65%	3.20%	9.45	10.63	3,078,176	31,291,616	-3.09%	-0.59%	1.53%
	2014		0.65%	3.20%	9.75	10.69	2,550,460	26,338,047	1.11%	3.72%	1.66%
	2013		0.65%	3.20%	9.70	10.27	1,637,640	16,457,173	-5.83%	-3.78%	1.39%
	2012		0.80%	2.95%	10.31	10.63	925,295	9,734,371	0.47%	2.40%	1.68%
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
	2016		0.65%	3.00%	8.13	13.76	5,840,798	53,843,292	-0.86%	1.50%	1.23%
	2015		0.65%	3.20%	8.19	13.68	5,605,898	51,400,854	-11.15%	-8.85%	1.27%
	2014		0.65%	3.20%	9.18	15.36	4,085,916	41,539,889	-5.31%	-2.87%	1.67%
	2013		0.65%	3.20%	9.66	16.18	2,103,669	22,173,592	16.15%	18.88%	1.79%
	2012		0.65%	2.95%	8.31	13.93	655,386	5,839,829	17.40%	20.13%	1.76%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
	2016		1.10%	1.25%	$9.54	$9.54	17,658	$169,047	-0.18%	-0.18%	0.99%
	2015	8/10/15	1.25%	1.25%	9.55	9.55	1,063	10,164	-6.17%	-6.17%	0.99%
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class
	2016		0.65%	0.65%	10.55	10.55	1,267	13,368	10.64%	10.64%	2.43%
	2015	6/22/15	0.65%	0.65%	9.54	9.54	1,267	12,083	-11.17%	-11.17%	2.64%
LVIP Franklin Templeton Value Managed Volatility Fund Service Class
	2016		0.65%	3.00%	9.73	10.44	2,110,001	21,440,049	7.67%	10.23%	2.42%
	2015		0.65%	3.20%	9.00	9.47	1,453,013	13,506,257	-10.93%	-8.63%	3.30%
	2014	1/22/14	0.65%	3.20%	10.10	10.37	553,551	5,679,629	-5.27%	5.89%	2.55%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2016		1.70%	1.70%	15.58	15.58	11,932	185,898	3.25%	3.25%	2.02%
	2015		1.70%	1.70%	15.09	15.09	12,644	190,792	-3.65%	-3.65%	2.04%
	2014	8/22/14	1.70%	1.70%	15.66	15.66	13,376	209,477	-0.75%	-0.75%	1.96%
LVIP Global Conservative Allocation Managed Risk Fund Service Class
	2016		0.65%	3.20%	11.16	15.70	6,774,056	100,959,056	1.45%	4.07%	1.86%
	2015		0.65%	3.20%	11.00	15.18	6,539,474	93,922,548	-5.31%	-2.87%	1.90%
	2014		0.65%	3.20%	11.62	15.72	6,199,541	92,487,341	2.11%	4.75%	1.92%
	2013		0.65%	3.20%	11.38	15.09	5,162,970	74,258,660	6.03%	8.76%	1.94%
	2012		0.65%	3.20%	12.00	13.96	3,890,852	52,058,476	6.43%	8.79%	4.46%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2016		0.60%	0.60%	16.93	16.93	406	6,871	4.12%	4.12%	1.83%
	2015	10/12/15	0.60%	0.60%	16.26	16.26	406	6,598	-1.71%	-1.71%	2.14%
LVIP Global Growth Allocation Managed Risk Fund Service Class
	2016		0.65%	3.20%	10.77	14.21	30,362,641	409,861,985	1.20%	3.81%	1.53%
	2015		0.65%	3.20%	10.65	13.77	32,385,967	425,224,919	-6.96%	-4.55%	1.79%
	2014		0.65%	3.20%	11.44	14.69	28,749,804	399,700,875	-0.05%	2.54%	2.08%
	2013		0.65%	3.20%	11.45	14.65	20,264,138	277,310,692	9.70%	12.42%	2.16%
	2012		0.75%	3.20%	11.06	12.73	8,008,505	98,396,039	5.87%	8.06%	3.41%
LVIP Global Income Fund Service Class
	2016		0.65%	3.15%	8.66	11.74	2,902,935	31,429,043	-2.85%	-0.39%	0.00%
	2015		0.65%	3.20%	8.89	11.79	2,729,200	29,911,205	-5.35%	-2.90%	3.00%
	2014		0.65%	3.20%	9.69	12.14	2,542,940	28,962,076	-1.32%	1.03%	0.38%
	2013		0.65%	3.00%	9.82	11.97	1,743,387	19,824,130	-5.93%	-3.79%	0.27%
	2012		0.75%	3.00%	10.46	12.44	1,484,706	17,746,379	4.30%	6.62%	1.76%
LVIP Global Moderate Allocation Managed Risk Fund Service Class
	2016		0.65%	3.20%	10.80	14.92	28,182,571	398,339,043	0.80%	3.40%	1.45%
	2015		0.65%	3.20%	10.71	14.52	29,608,673	408,197,126	-6.65%	-4.24%	1.84%
	2014		0.65%	3.20%	11.47	15.25	25,656,978	373,581,748	0.61%	3.21%	1.98%
	2013		0.65%	3.20%	11.40	14.87	19,215,956	273,222,333	8.07%	10.86%	1.97%
	2012		0.65%	3.20%	11.39	13.49	9,766,303	126,050,654	6.20%	8.50%	3.85%
LVIP Goldman Sachs Income Builder Fund Service Class
	2016	3/17/16	1.10%	1.10%	10.16	10.16	3,529	35,859	7.11%	7.11%	15.59%
LVIP Government Money Market Fund Standard Class
	2016		1.25%	2.70%	8.43	10.25	105,119	1,018,458	-2.64%	-1.21%	0.03%
	2015		1.25%	2.70%	8.66	10.39	120,552	1,186,834	-2.64%	-1.22%	0.02%
	2014		1.25%	2.70%	8.90	10.53	228,371	2,293,729	-2.64%	-1.22%	0.03%
	2013		1.25%	2.70%	9.14	10.68	263,155	2,685,462	-2.64%	-1.22%	0.02%
	2012		1.25%	2.70%	9.55	10.83	246,756	2,581,252	-2.42%	-1.22%	0.03%
LVIP Government Money Market Fund Service Class
	2016		0.65%	2.90%	8.20	10.09	2,441,251	22,328,140	-2.83%	-0.62%	0.02%
	2015		0.65%	2.90%	8.42	10.15	1,447,761	13,797,765	-2.84%	-0.63%	0.02%
	2014		0.65%	2.90%	8.66	10.22	1,446,733	13,993,739	-2.83%	-0.62%	0.03%
	2013		0.65%	2.90%	8.90	10.22	1,657,729	16,249,638	-2.83%	-0.72%	0.02%
	2012		0.75%	2.90%	9.14	10.34	1,731,118	17,293,267	-2.83%	-0.72%	0.03%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
	2016		0.65%	3.20%	10.06	10.63	2,024,038	21,112,319	7.48%	9.76%	0.99%
	2015		0.90%	3.00%	9.39	9.64	893,386	8,546,397	-7.75%	-6.26%	2.67%
	2014	6/5/14	1.15%	2.75%	10.18	10.29	166,029	1,700,698	-0.92%	1.32%	1.21%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Invesco Select Equity Managed Volatility Fund Standard Class
	2016		0.65%	0.65%	$9.98	$9.98	424	$4,231	5.55%	5.55%	0.88%
	2015	3/12/15	0.65%	0.65%	9.46	9.46	435	4,115	-8.17%	-8.17%	1.82%
LVIP Invesco Select Equity Managed Volatility Fund Service Class
	2016		0.65%	2.95%	9.22	9.88	695,665	6,696,140	2.78%	5.18%	0.58%
	2015		0.65%	2.95%	8.97	9.40	685,327	6,325,493	-11.56%	-9.50%	1.62%
	2014	1/8/14	0.65%	2.95%	10.14	10.38	593,952	6,107,963	-2.58%	6.24%	1.18%
LVIP JPMorgan High Yield Fund Service Class
	2016		0.60%	2.90%	12.29	14.55	646,618	8,838,533	9.75%	12.30%	5.01%
	2015		0.60%	2.90%	11.20	12.92	612,214	7,520,581	-6.91%	-4.79%	4.64%
	2014		0.65%	2.90%	12.03	13.57	633,983	8,251,873	-0.35%	1.92%	4.21%
	2013		0.65%	2.95%	12.07	13.27	618,026	7,958,743	3.21%	5.51%	4.71%
	2012		0.75%	3.00%	11.87	12.48	549,278	6,754,568	11.30%	13.42%	5.07%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	2016		0.65%	0.65%	23.01	23.01	1,372	31,578	9.30%	9.30%	0.84%
	2015		0.65%	0.65%	21.05	21.05	883	18,588	-8.34%	-8.34%	1.03%
	2014	4/14/14	0.65%	0.65%	22.97	22.97	412	9,473	8.73%	8.73%	1.36%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
	2016		0.65%	3.00%	11.04	18.98	3,161,540	39,400,984	6.48%	9.01%	0.52%
	2015		0.65%	3.20%	10.35	17.81	2,466,233	28,352,026	-10.86%	-8.56%	0.61%
	2014		0.65%	3.20%	11.61	19.93	1,761,818	22,362,817	4.45%	7.15%	0.72%
	2013		0.65%	3.20%	11.17	15.71	840,637	10,067,316	20.33%	22.27%	0.45%
	2012		1.30%	2.90%	9.26	9.96	159,132	1,552,148	10.55%	12.00%	0.00%
LVIP Managed Risk Profile 2010 Fund Service Class
	2016		1.30%	2.55%	10.97	12.37	27,788	333,624	1.55%	2.83%	1.57%
	2015		1.30%	2.55%	10.80	12.03	28,717	336,109	-4.32%	-3.12%	1.37%
	2014		1.30%	2.55%	11.29	12.42	40,074	488,493	1.89%	3.17%	1.62%
	2013		1.30%	2.55%	11.08	12.03	41,070	486,209	5.92%	7.26%	1.15%
	2012		1.30%	2.55%	10.46	11.22	34,399	380,690	5.55%	6.87%	1.54%
LVIP Managed Risk Profile 2020 Fund Service Class
	2016		1.55%	2.55%	10.53	11.59	22,955	259,182	1.58%	2.60%	1.65%
	2015		1.55%	2.55%	10.36	11.29	24,581	271,458	-4.91%	-3.96%	1.54%
	2014		1.30%	2.55%	10.90	11.99	27,239	314,366	1.51%	2.78%	1.70%
	2013		1.30%	2.55%	10.74	11.66	27,443	309,639	8.06%	9.42%	0.89%
	2012		1.30%	2.55%	9.94	10.66	40,590	419,828	5.38%	6.71%	0.93%
LVIP Managed Risk Profile 2030 Fund Service Class
	2016		1.90%	1.90%	10.93	10.93	13,889	151,854	1.51%	1.51%	1.15%
	2015		1.30%	1.90%	10.77	11.34	29,523	325,435	-4.73%	-4.16%	1.51%
	2014		1.30%	1.90%	11.30	11.83	29,694	342,657	1.94%	2.55%	1.84%
	2013		1.30%	1.90%	11.09	11.54	29,883	337,344	11.32%	11.99%	1.09%
	2012		1.30%	1.90%	9.96	10.30	30,077	304,169	5.60%	6.24%	1.19%
LVIP Managed Risk Profile 2040 Fund Service Class
	2016		1.40%	1.80%	10.41	10.82	2,965	31,794	1.70%	2.11%	1.52%
	2015		1.40%	1.80%	10.23	10.23	3,055	32,095	-5.18%	-5.18%	2.16%
	2014		1.80%	1.80%	10.79	10.79	840	9,082	1.37%	1.37%	1.94%
	2013		1.80%	1.80%	10.65	10.65	916	9,752	14.20%	14.20%	1.03%
	2012		1.80%	1.80%	9.32	9.32	923	8,604	4.95%	4.95%	1.20%
LVIP MFS International Growth Fund Service Class
	2016		0.65%	2.90%	8.04	13.89	633,804	5,695,352	-1.49%	0.75%	1.23%
	2015		0.65%	2.90%	8.07	13.81	617,654	5,543,481	-1.85%	0.39%	0.97%
	2014		0.65%	2.90%	8.20	13.77	552,507	4,997,159	-8.00%	-5.90%	0.85%
	2013		0.65%	2.90%	8.90	14.66	495,944	4,818,032	10.08%	12.58%	0.56%
	2012		0.65%	2.90%	8.07	13.04	474,501	4,116,302	15.93%	18.35%	0.54%
LVIP MFS International Equity Managed Volatility Fund Service Class
	2016		0.65%	3.00%	8.29	9.03	1,891,844	16,485,718	-4.46%	-2.19%	1.09%
	2015		0.65%	3.00%	8.68	9.23	1,414,624	12,728,034	-3.08%	-0.78%	0.87%
	2014		0.65%	3.00%	8.96	9.22	738,806	6,770,058	-10.04%	-8.50%	0.81%
	2013	6/3/13	1.25%	2.95%	9.96	10.07	249,676	2,508,587	-0.80%	9.08%	1.29%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP MFS Value Fund Service Class
	2016		0.65%	3.15%	$13.26	$20.74	1,346,884	$20,612,716	10.25%	13.04%	1.69%
	2015		0.65%	3.15%	11.99	18.77	1,223,403	16,822,926	-3.87%	-1.43%	1.80%
	2014		0.65%	3.15%	12.42	19.49	1,259,436	17,715,838	6.81%	9.52%	2.27%
	2013		0.65%	3.15%	11.59	18.21	1,226,783	15,920,440	31.42%	34.74%	1.45%
	2012		0.65%	3.15%	8.79	12.42	1,343,113	12,992,118	12.84%	15.29%	0.99%
LVIP Mondrian International Value Fund Standard Class
	2016		1.25%	2.70%	11.32	23.07	41,131	847,067	1.24%	2.72%	2.48%
	2015		1.25%	2.70%	11.16	22.54	50,775	1,037,499	-6.36%	-4.99%	2.72%
	2014		1.25%	2.70%	11.90	23.80	59,061	1,277,569	-5.14%	-3.75%	3.73%
	2013		1.25%	2.70%	12.52	24.82	68,096	1,548,686	18.77%	20.33%	2.28%
	2012		1.25%	2.55%	10.53	20.70	83,845	1,622,728	6.86%	8.26%	2.85%
LVIP Mondrian International Value Fund Service Class
	2016		0.65%	2.90%	8.70	20.70	671,025	10,502,894	0.79%	3.09%	2.47%
	2015		0.63%	2.88%	8.55	20.22	698,738	10,794,221	-6.76%	-4.64%	2.67%
	2014		0.63%	2.88%	9.51	21.36	710,120	11,656,989	-5.55%	-3.40%	3.59%
	2013		0.63%	2.93%	10.06	22.26	791,890	13,969,612	18.03%	20.66%	2.69%
	2012		0.75%	2.95%	9.09	18.56	431,106	6,559,183	6.16%	8.52%	2.60%
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
	2016		1.10%	2.95%	8.99	9.42	235,487	2,195,180	2.52%	4.33%	1.26%
	2015		1.15%	2.90%	8.80	9.03	187,423	1,680,362	-9.62%	-8.16%	1.42%
	2014	7/28/14	1.15%	2.75%	9.73	9.83	56,757	556,197	-4.71%	2.56%	3.45%
LVIP PIMCO Low Duration Bond Fund Standard Class
	2016		0.60%	0.65%	10.28	10.28	462	4,751	2.01%	2.01%	2.26%
	2015	4/29/15	0.60%	0.60%	10.08	10.08	99	1,004	-0.04%	-0.04%	1.30%
LVIP PIMCO Low Duration Bond Fund Service Class
	2016		0.60%	3.15%	9.61	10.22	3,051,442	30,371,367	-0.60%	1.76%	1.50%
	2015		0.60%	2.95%	9.69	10.03	1,750,689	17,290,127	-1.48%	0.65%	1.64%
	2014	6/16/14	0.65%	2.80%	9.83	9.97	368,570	3,653,833	-1.32%	0.07%	0.97%
LVIP Select Core Equity Managed Volatility Fund Standard Class
	2016		0.65%	0.65%	11.77	11.77	361	4,253	5.90%	5.90%	1.01%
	2015	3/12/15	0.65%	0.65%	11.12	11.12	369	4,102	-5.76%	-5.76%	1.63%
LVIP Select Core Equity Managed Volatility Fund Service Class
	2016		0.65%	3.00%	10.67	11.63	3,078,385	34,512,246	3.08%	5.53%	0.72%
	2015		0.65%	3.20%	10.30	11.02	2,926,094	31,388,103	-8.14%	-5.76%	1.47%
	2014		0.65%	3.20%	11.21	11.69	1,764,110	20,289,796	2.48%	5.12%	3.61%
	2013	6/3/13	0.65%	3.20%	10.94	11.12	495,454	5,474,477	0.54%	12.50%	1.99%
LVIP SSGA Bond Index Fund Standard Class
	2016		1.65%	1.65%	10.84	10.84	7,440	80,662	0.60%	0.60%	2.11%
	2015	2/19/15	1.65%	1.65%	10.78	10.78	7,256	78,190	-1.91%	-1.91%	2.44%
LVIP SSGA Bond Index Fund Service Class
	2016		0.65%	3.15%	9.48	12.77	4,145,176	48,230,831	-0.98%	1.38%	1.93%
	2015		0.65%	3.00%	9.63	12.50	3,646,034	42,277,108	-2.91%	-0.75%	2.25%
	2014		0.75%	2.95%	9.91	12.47	3,576,864	42,167,448	2.42%	4.64%	1.67%
	2013		0.80%	2.95%	9.67	11.93	3,319,354	37,763,233	-5.64%	-3.59%	1.72%
	2012		0.65%	2.95%	10.24	12.39	3,194,803	37,980,313	0.59%	2.67%	2.34%
LVIP SSGA Conservative Index Allocation Fund Service Class
	2016		1.25%	2.80%	11.28	12.46	571,111	6,934,074	1.85%	3.44%	1.87%
	2015		1.25%	2.80%	11.07	12.04	450,935	5,304,827	-3.92%	-2.41%	1.94%
	2014		1.25%	2.80%	11.52	12.34	406,415	4,907,802	1.58%	3.17%	1.56%
	2013		1.25%	2.80%	11.38	11.96	388,916	4,570,224	3.69%	5.21%	1.35%
	2012		1.25%	2.95%	10.91	11.35	320,758	3,588,905	5.66%	7.41%	2.92%
LVIP SSGA Conservative Structured Allocation Fund Service Class
	2016		0.65%	3.00%	11.22	13.05	757,634	9,268,638	3.42%	5.87%	1.82%
	2015		0.65%	3.00%	10.85	12.32	761,039	8,878,631	-5.00%	-2.74%	2.17%
	2014		0.65%	3.00%	11.42	12.67	1,008,606	12,176,145	2.16%	4.59%	2.37%
	2013		0.65%	3.00%	11.18	12.05	815,465	9,540,215	3.65%	5.95%	1.75%
	2012		0.80%	3.00%	10.86	11.24	900,160	10,018,004	5.21%	6.69%	4.13%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Developed International 150 Fund Service Class
	2016		0.75%	2.95%	$9.63	$13.83	634,287	$6,707,051	6.28%	8.64%	3.45%
	2015		0.75%	2.95%	9.05	13.02	643,968	6,320,398	-7.31%	-5.25%	2.87%
	2014		0.75%	2.95%	9.75	14.04	585,251	6,111,028	-2.28%	-0.60%	3.08%
	2013		1.25%	2.95%	9.96	14.37	545,629	5,757,269	16.52%	18.52%	2.46%
	2012		1.25%	2.95%	8.53	9.15	556,461	4,981,634	10.24%	11.96%	2.49%
LVIP SSGA Emerging Markets 100 Fund Standard Class
	2016		0.65%	0.65%	15.02	15.02	824	12,378	14.69%	14.69%	2.67%
	2015	6/22/15	0.65%	0.65%	13.10	13.10	824	10,793	-20.64%	-20.64%	4.58%
LVIP SSGA Emerging Markets 100 Fund Service Class
	2016		0.65%	2.95%	9.85	12.39	645,541	6,978,959	11.81%	14.41%	2.34%
	2015		0.65%	2.95%	8.80	11.08	665,307	6,347,296	-19.66%	-17.79%	4.08%
	2014		0.65%	2.95%	10.94	13.79	637,564	7,476,062	-6.41%	-4.24%	2.75%
	2013		0.65%	2.95%	11.67	14.74	606,476	7,506,159	-5.89%	-3.94%	2.06%
	2012		0.90%	2.95%	10.77	15.66	599,865	7,793,856	9.12%	11.38%	2.52%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
	2016		0.65%	3.00%	9.65	13.16	5,605,410	67,905,342	2.25%	4.68%	1.54%
	2015		0.65%	3.00%	9.41	12.86	6,141,183	71,587,864	-9.50%	-7.35%	2.88%
	2014		0.65%	3.00%	10.37	14.20	5,570,297	70,687,126	0.64%	3.04%	2.19%
	2013		0.65%	3.00%	10.28	14.10	4,580,787	56,951,026	6.30%	8.66%	2.17%
	2012		0.80%	3.00%	9.94	13.26	3,052,805	35,197,386	7.66%	9.99%	3.37%
LVIP SSGA International Index Fund Service Class
	2016		0.75%	2.95%	8.02	12.38	1,206,180	10,606,883	-2.19%	-0.01%	2.63%
	2015		0.75%	2.95%	8.18	12.66	1,216,777	10,794,479	-4.33%	-2.20%	2.19%
	2014		0.75%	2.95%	8.54	13.23	1,283,651	11,751,088	-8.81%	-6.92%	2.46%
	2013		0.90%	2.95%	9.35	14.51	1,234,413	12,253,973	17.19%	19.61%	1.51%
	2012		0.90%	2.95%	7.97	8.68	978,250	8,175,442	14.56%	16.76%	1.69%
LVIP SSGA International Managed Volatility Fund Standard Class
	2016	12/9/16	0.60%	0.60%	8.54	8.54	203	1,733	-0.41%	-0.41%	0.98%
LVIP SSGA International Managed Volatility Fund Service Class
	2016		0.65%	3.00%	7.90	8.46	2,859,179	23,516,463	-6.60%	-4.43%	2.12%
	2015		0.65%	2.95%	8.49	8.77	569,911	4,957,856	-6.37%	-4.85%	3.09%
	2014	2/7/14	1.15%	2.75%	9.07	9.21	162,614	1,492,722	-12.32%	-0.99%	3.75%
LVIP SSGA Large Cap 100 Fund Service Class
	2016		0.30%	2.95%	18.39	26.43	809,918	16,429,453	17.70%	20.32%	2.19%
	2015		0.75%	2.95%	15.61	22.46	761,000	12,947,600	-7.67%	-5.62%	2.35%
	2014		0.75%	2.95%	16.89	24.32	785,704	14,279,724	13.05%	15.51%	2.27%
	2013		0.80%	2.95%	14.92	21.51	822,119	13,049,933	31.56%	33.81%	1.96%
	2012		1.25%	2.95%	11.33	12.18	929,622	11,079,699	8.80%	10.56%	1.37%
LVIP SSGA Large Cap Managed Volatility Fund Service Class
	2016		0.80%	2.95%	10.71	11.44	2,069,312	23,279,977	4.79%	6.69%	1.63%
	2015		1.15%	2.95%	10.22	10.72	1,370,313	14,499,572	-8.14%	-6.47%	1.88%
	2014		1.15%	2.95%	11.13	11.44	650,376	7,403,365	3.14%	4.91%	3.01%
	2013	6/18/13	1.25%	2.95%	10.79	10.91	156,568	1,704,721	5.42%	9.44%	3.79%
LVIP SSGA Moderate Index Allocation Fund Service Class
	2016		0.65%	3.15%	11.37	13.93	1,521,781	19,886,169	3.08%	5.68%	1.73%
	2015		0.65%	3.15%	11.03	13.18	1,478,294	18,471,218	-4.76%	-2.35%	1.70%
	2014		0.65%	3.15%	11.59	13.50	1,217,508	15,707,590	0.92%	3.48%	1.84%
	2013		0.65%	3.15%	11.48	13.05	1,013,672	12,738,898	8.71%	11.46%	1.35%
	2012		0.65%	3.15%	11.14	11.71	845,485	9,629,008	8.24%	10.71%	2.39%
LVIP SSGA Moderate Structured Allocation Fund Service Class
	2016		0.65%	3.00%	12.12	14.09	3,907,133	51,554,146	5.78%	8.30%	1.88%
	2015		0.65%	3.00%	11.46	13.01	4,278,264	52,667,286	-5.82%	-3.57%	2.56%
	2014		0.65%	3.00%	12.16	13.50	4,377,285	56,460,800	2.18%	4.61%	2.38%
	2013		0.65%	3.00%	11.93	12.83	4,874,135	60,676,924	9.26%	11.64%	2.37%
	2012		0.80%	2.95%	10.91	11.40	3,624,775	40,794,760	7.06%	9.00%	3.75%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class
	2016		0.85%	2.95%	$12.23	$13.64	938,937	$12,527,233	3.99%	6.20%	1.82%
	2015		0.85%	2.95%	11.76	12.90	864,388	10,922,812	-5.12%	-3.50%	1.65%
	2014		1.25%	2.95%	12.40	13.37	801,817	10,513,772	0.74%	2.46%	2.05%
	2013		1.25%	2.95%	12.31	13.04	718,647	9,263,504	11.19%	13.10%	1.40%
	2012		1.25%	2.95%	11.07	11.52	559,471	6,389,458	9.30%	11.12%	2.35%
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class
	2016		0.65%	2.95%	12.80	14.60	1,600,019	21,906,699	7.05%	9.48%	1.96%
	2015		0.65%	2.90%	11.94	13.34	1,687,114	21,320,825	-6.48%	-4.35%	2.66%
	2014		0.65%	2.90%	12.74	13.94	1,857,033	24,682,460	2.01%	4.34%	2.61%
	2013		0.65%	2.90%	12.46	13.16	1,884,663	24,252,649	11.60%	13.62%	2.26%
	2012		1.10%	2.90%	11.14	11.54	1,767,041	20,141,867	7.94%	9.73%	3.99%
LVIP SSGA S&P 500 Index Fund Standard Class
	2016		1.40%	2.70%	15.94	18.32	85,432	1,513,351	8.78%	10.20%	1.84%
	2015		1.40%	2.70%	14.64	16.62	94,599	1,525,305	-1.52%	-0.23%	1.82%
	2014		1.40%	2.70%	14.85	16.66	109,694	1,778,172	10.41%	11.85%	1.81%
	2013		1.40%	2.70%	13.73	15.04	130,118	1,891,987	28.49%	30.17%	2.02%
	2012		1.40%	2.70%	10.65	11.44	35,257	379,145	12.96%	14.04%	0.88%
LVIP SSGA S&P 500 Index Fund Service Class
	2016		0.30%	3.15%	14.60	22.25	2,968,294	51,129,900	8.02%	10.81%	1.75%
	2015		0.60%	3.15%	13.47	20.56	2,676,956	42,132,963	-2.21%	0.16%	1.69%
	2014		0.75%	3.15%	13.72	20.98	2,620,709	41,518,153	9.86%	12.30%	1.66%
	2013		0.75%	2.95%	12.93	19.10	2,760,953	39,261,760	27.85%	30.63%	1.47%
	2012		0.80%	2.95%	10.10	14.94	1,956,056	21,414,254	12.01%	14.44%	0.72%
LVIP SSGA Small-Cap Index Fund Standard Class
	2016		0.60%	0.60%	28.10	28.10	53	1,496	19.96%	19.96%	1.37%
	2015	4/29/15	0.60%	0.60%	23.43	23.43	39	913	-8.57%	-8.57%	0.94%
LVIP SSGA Small-Cap Index Fund Service Class
	2016		0.60%	3.05%	13.30	23.08	1,000,694	14,881,166	16.76%	19.65%	1.08%
	2015		0.60%	3.05%	11.36	19.75	1,022,273	12,782,257	-7.81%	-5.66%	0.68%
	2014		0.75%	3.05%	12.30	21.40	1,054,735	14,100,034	1.28%	3.63%	0.58%
	2013		0.65%	3.05%	12.11	21.11	1,225,465	15,975,337	33.44%	36.33%	0.64%
	2012		0.90%	3.05%	9.03	11.23	638,970	6,144,972	12.14%	14.57%	0.44%
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
	2016		0.60%	0.65%	11.45	11.48	1,218	13,951	14.66%	14.73%	1.33%
	2015		0.60%	0.65%	9.99	9.99	793	7,926	-9.28%	-9.28%	1.05%
	2014	4/14/14	0.65%	0.65%	11.01	11.01	305	3,360	2.39%	2.39%	1.92%
LVIP SSGA SMID Cap Managed Volatility Fund Service Class
	2016		0.65%	3.20%	10.42	11.35	2,280,373	24,963,501	11.71%	14.36%	1.00%
	2015		0.65%	3.00%	9.33	9.92	1,753,894	16,943,291	-11.60%	-9.50%	0.70%
	2014		0.65%	3.00%	10.56	10.96	913,222	9,841,037	-4.49%	-2.27%	1.37%
	2013	5/24/13	0.65%	2.95%	11.06	11.22	183,852	2,049,997	3.52%	11.33%	2.23%
LVIP SSGA Small-Mid Cap 200 Fund Standard Class
	2016		0.65%	1.65%	19.22	31.62	1,079	26,249	27.96%	29.25%	1.91%
	2015		0.65%	1.65%	24.46	24.46	1,253	23,159	-7.44%	-7.44%	2.78%
	2014	11/7/14	0.65%	0.65%	26.43	26.43	402	10,627	2.63%	2.63%	3.38%
LVIP SSGA Small-Mid Cap 200 Fund Service Class
	2016		0.75%	3.15%	19.08	26.08	280,038	6,350,264	25.99%	28.80%	1.95%
	2015		0.75%	2.95%	15.14	20.70	256,066	4,556,315	-9.78%	-7.78%	2.32%
	2014		0.75%	2.95%	16.77	22.94	242,821	4,716,026	1.02%	2.75%	3.21%
	2013		1.25%	2.95%	16.59	22.71	235,805	4,477,174	30.26%	32.49%	2.50%
	2012		1.25%	2.95%	13.70	14.70	247,965	3,566,763	10.41%	12.13%	2.33%
LVIP T. Rowe Price Growth Stock Fund Service Class
	2016		0.65%	3.00%	14.36	23.01	965,407	15,533,692	-1.84%	0.49%	0.00%
	2015		0.65%	3.00%	14.60	23.43	898,079	14,489,016	7.18%	9.73%	0.00%
	2014		0.65%	3.00%	13.59	21.85	821,948	12,185,702	5.24%	7.74%	0.00%
	2013		0.65%	3.00%	12.89	20.76	740,224	10,274,291	34.68%	37.67%	0.00%
	2012		0.75%	2.95%	9.56	13.11	603,779	6,145,130	14.64%	17.13%	0.00%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2016		1.40%	2.65%	$20.12	$33.83	3,877	$108,472	4.74%	5.85%	0.25%
	2015		1.60%	2.65%	19.21	31.96	4,820	132,926	-0.57%	0.48%	0.20%
	2014		1.60%	2.65%	19.32	31.80	3,208	82,067	8.67%	9.82%	0.23%
	2013		1.40%	2.65%	17.78	28.96	3,683	86,359	31.27%	32.92%	0.00%
	2012		1.40%	2.65%	13.86	21.83	4,189	73,680	13.60%	14.67%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	2016		0.60%	3.15%	16.20	30.83	250,228	6,248,208	3.96%	6.65%	0.05%
	2015		0.60%	3.15%	15.58	29.13	256,565	6,176,307	-1.31%	1.09%	0.00%
	2014		0.75%	3.15%	15.79	28.99	252,151	6,049,147	7.85%	10.42%	0.00%
	2013		0.80%	3.15%	14.64	26.40	243,062	5,329,505	30.29%	33.39%	0.00%
	2012		0.80%	3.15%	12.67	19.90	241,009	4,046,116	12.65%	15.09%	0.00%
LVIP U.S. Growth Allocation Managed Risk Fund Service Class
	2016		0.80%	2.95%	9.51	9.85	3,565,178	34,626,990	0.80%	2.94%	1.20%
	2015	5/27/15	0.85%	2.95%	9.43	9.57	1,605,600	15,278,463	-5.63%	1.49%	2.24%
LVIP Vanguard Domestic Equity ETF Fund Standard Class
	2016		0.60%	0.60%	17.25	17.25	167	2,872	11.47%	11.47%	1.61%
	2015	4/29/15	0.60%	0.60%	15.47	15.47	125	1,931	-3.43%	-3.43%	1.64%
LVIP Vanguard Domestic Equity ETF Fund Service Class
	2016		0.80%	2.75%	15.07	16.81	531,199	8,545,956	8.83%	10.97%	1.52%
	2015		0.80%	2.90%	13.84	15.15	449,714	6,570,455	-3.26%	-1.35%	1.37%
	2014		0.65%	2.75%	14.31	15.44	424,431	6,336,115	8.90%	11.21%	1.64%
	2013		0.65%	2.75%	13.14	13.83	406,993	5,510,124	26.67%	29.16%	1.07%
	2012		0.80%	2.75%	10.40	10.71	290,392	3,067,679	11.93%	13.96%	1.81%
LVIP Vanguard International Equity ETF Fund Service Class
	2016		0.80%	3.15%	9.16	10.28	443,543	4,435,123	0.25%	2.32%	2.04%
	2015		1.10%	3.15%	9.14	10.05	373,594	3,667,307	-6.19%	-4.25%	2.10%
	2014		0.65%	3.15%	9.81	10.67	282,267	2,904,808	-7.65%	-5.50%	1.82%
	2013		0.65%	2.95%	10.63	11.11	261,170	2,867,025	11.13%	13.04%	2.08%
	2012		1.25%	2.95%	9.57	9.82	201,864	1,969,847	15.64%	17.50%	5.33%
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.01%
	2015		1.15%	2.95%	9.30	9.54	542,656	5,147,137	-7.46%	-6.02%	0.41%
	2014	6/5/14	1.30%	2.85%	10.05	10.15	49,312	498,336	-3.07%	2.69%	1.86%
LVIP Wellington Capital Growth Fund Service Class
	2016		0.65%	2.95%	13.60	20.82	280,778	4,565,075	-3.05%	-0.79%	0.00%
	2015		0.65%	2.95%	14.24	21.48	268,914	4,439,860	5.98%	8.44%	0.00%
	2014		0.65%	2.95%	13.40	20.27	218,468	3,412,497	7.86%	10.37%	0.00%
	2013		0.65%	2.95%	12.38	16.65	228,616	3,268,512	32.17%	34.79%	0.00%
	2012		0.65%	2.60%	9.36	12.37	275,180	2,885,053	15.71%	18.00%	0.00%
LVIP Wellington Mid-Cap Value Fund Service Class
	2016		0.65%	2.80%	12.42	19.86	378,573	5,305,579	9.67%	12.06%	0.25%
	2015		0.65%	2.80%	11.32	17.75	412,533	5,168,194	-4.47%	-2.40%	0.17%
	2014		0.65%	2.80%	11.85	18.21	458,896	5,948,789	5.04%	7.32%	0.12%
	2013		0.65%	2.80%	11.28	16.99	426,702	5,200,795	30.12%	32.75%	0.22%
	2012		0.75%	2.90%	8.65	12.80	421,062	3,905,496	20.34%	22.89%	0.13%
MFS VIT Core Equity Series Service Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.63%
	2014		1.40%	2.35%	16.65	25.57	2,454	49,265	8.40%	9.43%	0.54%
	2013		1.40%	2.35%	15.36	23.42	2,677	49,218	31.12%	32.37%	0.57%
	2012		1.40%	2.35%	11.71	17.73	4,035	62,573	13.26%	14.34%	0.51%
MFS VIT Growth Series Initial Class
	2016		1.40%	2.35%	12.88	12.88	4,748	63,603	1.02%	1.02%	0.04%
	2015		1.40%	1.40%	12.75	12.75	4,496	57,301	6.06%	6.06%	0.13%
	2014		1.40%	1.40%	12.02	12.02	8,323	100,021	7.43%	7.43%	0.11%
	2013		1.40%	1.40%	11.19	11.19	9,532	106,630	34.95%	34.95%	0.24%
	2012		1.40%	1.40%	8.29	8.29	10,469	86,775	15.76%	15.76%	0.00%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS VIT Growth Series Service Class
	2016		0.65%	3.00%	$10.65	$31.60	203,442	$3,718,759	-0.84%	1.36%	0.00%
	2015		0.80%	3.00%	10.59	31.42	66,950	1,366,653	4.13%	6.45%	0.00%
	2014		0.80%	3.00%	15.62	29.76	55,884	1,111,942	5.47%	7.82%	0.00%
	2013		0.80%	3.00%	14.61	27.82	60,297	1,236,123	32.99%	35.41%	0.13%
	2012		0.80%	2.60%	10.81	20.71	61,642	879,920	14.07%	16.15%	0.00%
MFS VIT Total Return Series Initial Class
	2016		1.40%	1.40%	21.24	21.24	17,865	379,389	7.57%	7.57%	2.73%
	2015		1.40%	1.40%	19.74	19.74	17,770	350,815	-1.76%	-1.76%	2.57%
	2014		1.40%	1.40%	20.09	20.09	21,258	427,178	6.99%	6.99%	1.70%
	2013		1.40%	1.40%	18.78	18.78	28,208	529,801	17.39%	17.39%	1.79%
	2012		1.40%	1.40%	16.00	16.00	34,673	554,747	9.71%	9.71%	2.72%
MFS VIT Total Return Series Service Class
	2016	5/9/16	0.65%	2.70%	13.63	20.02	94,390	1,586,705	-0.36%	3.08%	3.21%
	2012		0.65%	2.80%	10.84	15.45	938,481	13,030,237	7.87%	10.21%	2.38%
MFS VIT Utilities Series Initial Class
	2016		1.40%	2.35%	21.20	26.08	11,823	307,622	8.88%	9.92%	3.49%
	2015		1.40%	2.35%	23.72	23.72	13,475	318,991	-15.71%	-15.71%	4.16%
	2014		1.40%	1.40%	28.14	28.14	14,901	419,371	11.17%	11.17%	1.97%
	2013		1.40%	1.40%	25.32	25.32	16,990	430,117	18.84%	18.84%	2.31%
	2012		1.40%	1.40%	21.30	21.30	19,461	414,566	11.91%	11.91%	7.14%
MFS VIT Utilities Series Service Class
	2016		0.75%	2.95%	14.37	45.21	439,133	11,251,645	8.00%	10.40%	3.34%
	2015		0.75%	2.95%	13.45	41.30	492,891	11,557,351	-17.24%	-15.38%	3.95%
	2014		0.75%	2.95%	16.25	49.23	524,480	14,836,054	9.20%	11.62%	1.90%
	2013		0.75%	2.95%	14.87	44.48	550,804	14,121,047	16.72%	19.31%	2.04%
	2012		0.75%	2.95%	12.74	37.60	622,844	13,546,868	9.98%	12.36%	6.41%
MFS VIT II Core Equity Portfolio Service Class
	2016		1.40%	2.35%	17.57	27.39	1,301	28,011	8.49%	9.53%	0.39%
	2015	3/27/15	1.40%	2.35%	16.19	25.06	3,505	63,394	-5.72%	-3.75%	0.34%
MFS VIT II International Value Series Service Class
	2016		1.10%	1.65%	10.39	10.50	98,417	1,027,704	2.30%	2.71%	1.18%
	2015		1.10%	1.50%	10.22	10.22	49,138	500,180	5.16%	5.16%	2.01%
	2014	11/17/14	1.10%	1.10%	9.72	9.72	285	2,775	-0.50%	-0.50%	0.00%
Morgan Stanley UIF Growth Portfolio Class II
	2016	11/7/16	0.80%	0.80%	21.51	21.51	1,106	23,802	-4.09%	-4.09%	0.00%
Neuberger Berman AMT Mid Cap Growth Portfolio I Class
	2012		1.25%	2.70%	13.85	21.97	177,048	3,177,639	9.57%	11.02%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class
	2016		1.25%	2.90%	16.66	32.13	87,181	2,281,297	12.85%	14.73%	0.58%
	2015		1.25%	2.90%	14.67	28.10	113,102	2,541,991	-10.96%	-9.48%	0.76%
	2014		1.25%	2.90%	16.37	31.16	134,934	3,352,782	10.58%	12.42%	1.03%
	2013		1.25%	2.90%	14.70	27.81	165,001	3,687,803	33.14%	35.35%	1.15%
	2012		1.25%	2.90%	10.97	20.62	219,756	3,646,857	12.23%	14.09%	0.60%
Oppenheimer Global Fund/VA Service Shares
	2016		0.75%	1.70%	16.52	25.05	11,474	223,151	-1.84%	-0.90%	0.71%
	2015		0.75%	1.70%	16.68	25.27	11,240	221,171	2.33%	2.90%	1.09%
	2014		0.75%	1.30%	16.22	24.56	13,053	250,444	0.74%	1.29%	0.84%
	2013		0.75%	1.30%	16.02	24.25	13,451	256,078	25.35%	26.04%	1.13%
	2012		0.75%	1.30%	12.72	19.24	14,940	223,096	19.39%	20.05%	1.90%
Oppenheimer International Growth Fund/VA Service Shares
	2016		0.30%	1.25%	8.81	8.85	28,454	252,060	-3.92%	-3.78%	0.75%
	2015		1.10%	1.25%	9.17	9.19	18,682	171,686	1.82%	1.98%	0.86%
	2014	9/19/14	1.10%	1.25%	9.01	9.02	5,136	46,309	-4.72%	-0.27%	0.00%
Oppenheimer Main Street Small Cap Fund/VA Service Shares
	2016		1.10%	1.50%	11.82	11.95	8,874	105,774	15.92%	16.38%	0.23%
	2015		1.10%	1.50%	10.26	10.26	4,676	47,936	-7.12%	-7.12%	0.60%
	2014	8/27/14	1.10%	1.10%	11.05	11.05	1,193	13,193	5.27%	5.27%	0.00%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
PIMCO VIT All Asset All Authority Portfolio Advisor Class
	2016		1.10%	1.25%	$9.00	$9.03	12,884	$116,349	12.14%	12.31%	2.84%
	2015		1.10%	1.25%	8.04	8.04	12,884	103,610	-13.36%	-13.36%	2.78%
	2014	12/19/14	1.10%	1.10%	9.28	9.28	10,774	100,037	0.03%	0.03%	3.48%
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class
	2016		0.65%	2.50%	7.47	8.60	432,419	3,489,701	12.04%	14.13%	0.93%
	2015		0.65%	2.50%	6.67	7.54	394,036	2,810,603	-27.50%	-26.14%	4.25%
	2014		0.65%	2.50%	9.20	10.20	336,895	3,274,785	-20.63%	-19.15%	0.27%
	2013		0.65%	2.50%	11.59	12.62	288,585	3,496,992	-16.82%	-15.27%	1.63%
	2012		0.65%	2.50%	13.93	14.89	231,047	3,332,645	2.53%	4.44%	2.63%
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class
	2016		1.10%	1.25%	10.35	10.35	5,633	58,287	11.99%	11.99%	4.68%
	2015		1.10%	1.10%	9.24	9.24	2,108	19,477	-3.40%	-3.40%	5.13%
	2014	10/1/14	1.10%	1.25%	9.56	9.56	7,674	73,324	-4.61%	-4.37%	1.33%
PIMCO VIT Unconstrained Bond Portfolio Advisor Class
	2016		1.10%	1.50%	9.97	10.08	44,689	448,241	3.08%	3.49%	1.48%
	2015		1.10%	1.50%	9.72	9.74	39,241	380,824	-3.00%	-2.86%	3.70%
	2014	10/31/14	1.10%	1.25%	10.02	10.03	5,639	56,518	-0.35%	-0.33%	0.25%
Putnam VT Absolute Return 500 Fund Class IB
	2016		1.10%	1.50%	9.97	10.01	6,715	67,144	-0.56%	-0.40%	1.52%
	2015	1/5/15	1.10%	1.25%	10.03	10.05	1,027	10,315	-2.74%	-1.52%	0.04%
Putnam VT Global Health Care Fund Class IB
	2016		1.10%	3.00%	8.78	25.91	25,581	265,724	-13.97%	-12.32%	0.00%
	2015		1.10%	3.00%	20.70	29.22	27,028	448,423	4.60%	6.29%	0.00%
	2014		1.40%	3.00%	19.79	27.54	9,935	230,990	23.88%	25.87%	0.24%
	2013		1.40%	3.00%	18.44	21.93	9,343	174,609	39.28%	39.70%	0.95%
	2012		1.40%	1.70%	13.24	15.73	7,832	107,116	20.21%	20.57%	1.31%
Putnam VT Growth & Income Fund Class IB
	2016		1.40%	3.00%	16.01	20.89	824	15,519	11.62%	13.43%	1.89%
	2015		1.40%	3.00%	14.35	18.68	1,133	19,001	-10.26%	-8.81%	1.77%
	2014		1.40%	3.00%	15.99	20.78	1,489	26,783	7.46%	9.20%	1.35%
	2013		1.40%	3.00%	16.93	19.29	1,576	26,281	31.94%	33.80%	1.54%
	2012		1.40%	2.80%	12.66	14.62	944	13,047	15.85%	17.48%	2.81%
Putnam VT Income Fund Class IB
	2016		0.30%	1.65%	9.65	9.68	27,897	269,541	0.73%	0.88%	3.78%
	2015	8/17/15	1.10%	1.25%	9.58	9.59	11,122	106,586	-2.90%	-0.93%	0.00%
SIPT VP Market Plus Strategy Fund Class III
	2016	5/17/16	1.10%	1.10%	10.30	10.30	160	1,645	6.27%	6.27%	1.66%
Templeton Foreign VIP Fund Class 4
	2016		1.10%	1.10%	8.45	8.45	17,472	147,659	5.92%	5.92%	0.84%
	2015		1.10%	1.10%	7.98	7.98	4,208	33,587	-7.68%	-7.68%	3.17%
	2014	10/1/14	1.10%	1.10%	8.64	8.64	3,994	34,531	-7.76%	-7.76%	0.00%
Templeton Global Bond VIP Fund Class 2
	2016		0.60%	3.00%	10.06	18.11	447,632	7,603,181	-0.10%	2.36%	0.00%
	2015		0.60%	3.00%	10.07	17.81	555,491	9,346,619	-7.13%	-4.93%	7.85%
	2014		0.65%	3.00%	10.84	18.85	607,173	10,833,236	-1.18%	1.17%	5.10%
	2013		0.65%	3.00%	11.01	18.74	628,352	11,218,740	-1.33%	0.97%	4.79%
	2012		0.65%	2.95%	12.95	18.68	722,341	12,980,353	11.72%	14.32%	6.49%
Templeton Global Bond VIP Fund Class 4
	2016		1.10%	1.65%	9.50	9.54	83,013	790,678	1.59%	1.74%	0.00%
	2015		1.10%	1.25%	9.35	9.38	40,024	375,142	-5.58%	-5.44%	4.14%
	2014	9/19/14	1.10%	1.25%	9.91	9.92	3,780	37,486	-2.52%	-1.56%	0.00%
Templeton Growth VIP Fund Class 2
	2016		1.25%	2.80%	10.24	21.00	124,099	2,088,656	6.60%	8.26%	1.90%
	2015		1.25%	2.80%	9.60	19.47	145,588	2,296,627	-9.07%	-7.65%	2.57%
	2014		1.25%	2.80%	10.55	21.15	162,686	2,817,073	-5.47%	-4.02%	1.35%
	2013		1.25%	2.75%	11.16	22.12	192,736	3,489,164	27.26%	29.20%	2.68%
	2012		1.25%	2.75%	8.77	17.18	243,987	3,433,882	17.77%	19.56%	2.08%

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Transparent Value Directional Allocation VI Portfolio Class II
	2015		1.10%	1.10%	$9.54	$9.54	6,828	$65,141	-3.83%	-3.83%	0.00%
	2014	11/17/14	1.10%	1.10%	9.92	9.92	397	3,944	-2.63%	-2.63%	0.00%
UIF Global Infrastructure Portfolio Class II
	2016		1.10%	1.25%	10.18	10.23	13,260	135,393	13.54%	13.71%	1.58%
	2015		1.10%	1.25%	8.97	8.99	6,399	57,493	-14.96%	-14.81%	1.99%
	2014	9/2/14	1.10%	1.25%	10.55	10.56	1,163	12,276	-2.62%	1.83%	0.00%
VanEck VIP Global Hard Assets Fund Class S Shares
	2016		1.10%	1.65%	6.99	7.01	7,539	52,852	41.67%	41.88%	0.28%
	2015		1.10%	1.25%	4.94	4.94	4,408	21,785	-34.35%	-34.35%	0.02%
	2014	12/4/14	1.10%	1.10%	7.53	7.53	1,331	10,022	-3.18%	-3.18%	0.00%
Virtus Equity Trend Series Class A
	2016		1.10%	1.10%	8.64	8.64	1,695	14,661	-2.05%	-2.05%	0.00%
	2015		1.10%	1.10%	8.82	8.82	1,695	14,974	-10.32%	-10.32%	0.00%
	2014	10/31/14	1.10%	1.10%	9.84	9.84	1,994	19,633	-1.38%	-1.38%	0.00%
Virtus Multi-Sector Fixed Income Series Class A
	2016		1.10%	1.50%	10.16	10.26	20,247	207,131	7.66%	8.09%	4.34%
	2015		1.10%	1.50%	9.47	9.49	15,108	143,057	-2.48%	-2.34%	6.38%
	2014	10/1/14	1.10%	1.25%	9.71	9.72	3,154	30,642	-2.44%	-2.43%	4.74%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2016:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class B	$122,816	$238,506
AB VPS Large Cap Growth Portfolio Class B	47,554	156,986
AB VPS Small/Mid Cap Value Portfolio Class B	1,927,692	2,134,164
Alps|Alerian Energy Infrastructure Portfolio Class III	8,112	12,485
Alps|Red Rocks Listed Private Equity Portfolio Class III	19,633	797
Alps|Stadion Tactical Defensive Portfolio Class III	7,480	3,622
Alps|Stadion Tactical Growth Portfolio Class III	62,496	740
American Century VP Balanced Fund Class II	1,386,710	19,674
American Funds Asset Allocation Fund Class 1	3,449	67
American Funds Asset Allocation Fund Class 4	2,612,729	155,736
American Funds Blue Chip Income and Growth Fund Class 1	15,098	20,291
American Funds Blue Chip Income and Growth Fund Class 4	162,075	41,604
American Funds Bond Fund Class 1	7,585	734
American Funds Capital Income Builder Fund Class 1	1,029	143
American Funds Capital Income Builder Fund Class 4	397,913	86,850
American Funds Global Bond Fund Class 1	8,259	363
American Funds Global Growth Fund Class 2	1,613,967	3,026,592
American Funds Global Growth Fund Class 4	306,655	214,818
American Funds Global Growth and Income Fund Class 1	5,768	686
American Funds Global Small Capitalization Fund Class 1	5,379	—
American Funds Global Small Capitalization Fund Class 2	1,757,859	1,649,637
American Funds Global Small Capitalization Fund Class 4	72,475	18,848
American Funds Growth Fund Class 1	20,101	377
American Funds Growth Fund Class 2	6,079,059	10,453,496
American Funds Growth Fund Class 4	1,552,851	75,480
American Funds Growth-Income Fund Class 1	30,733	3,987
American Funds Growth-Income Fund Class 2	7,910,455	9,572,460
American Funds Growth-Income Fund Class 4	983,622	47,336
American Funds High-Income Bond Fund Class 1	6,665	—
American Funds International Fund Class 1	17,335	6,293
American Funds International Fund Class 2	2,890,489	4,218,910
American Funds International Fund Class 4	857,642	15,452
American Funds International Growth and Income Fund Class 1	6,159	—
American Funds Managed Risk Asset Allocation Fund Class P1	322	41
American Funds Managed Risk Asset Allocation Fund Class P2	5,961,283	248,604
American Funds Mortgage Fund Class 4	285,606	8,524
American Funds New World Fund Class 1	5,457	2,013
American Funds New World Fund Class 4	348,449	11,402
BlackRock Global Allocation V.I. Fund Class I	7,469	206
BlackRock Global Allocation V.I. Fund Class III	5,961,196	8,416,142
BlackRock iShares Alternative Strategies V.I. Fund Class III	78,276	1,138
Catalyst Dividend Capture VA Fund	2,609	1,661
ClearBridge Variable Aggressive Growth Portfolio Class II	120,229	9,570
ClearBridge Variable Mid Cap Portfolio Class II	357,326	118,764
Delaware VIP Diversified Income Series Standard Class	22,789	5,279
Delaware VIP Diversified Income Series Service Class	15,102,742	6,898,232
Delaware VIP Emerging Markets Series Service Class	1,510,393	3,033,673
Delaware VIP High Yield Series Standard Class	28,594	57,580
Delaware VIP High Yield Series Service Class	675,492	1,596,233
Delaware VIP Limited-Term Diversified Income Series Standard Class	1,879	144
Delaware VIP Limited-Term Diversified Income Series Service Class	5,206,497	5,387,157
Delaware VIP REIT Series Standard Class	48,845	84,386
Delaware VIP REIT Series Service Class	2,640,489	3,216,543
Delaware VIP Small Cap Value Series Standard Class	33,120	44,438
Delaware VIP Small Cap Value Series Service Class	2,995,629	3,580,719
Delaware VIP Smid Cap Growth Series Standard Class	56,696	17,675
Delaware VIP Smid Cap Growth Series Service Class	3,013,199	1,775,126
Delaware VIP U.S. Growth Series Service Class	2,416,965	1,154,562

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Delaware VIP Value Series Standard Class	$18,386	$10,007
Delaware VIP Value Series Service Class	4,960,189	2,663,180
Deutsche Alternative Asset Allocation VIP Portfolio Class A	466	223
Deutsche Alternative Asset Allocation VIP Portfolio Class B	1,000,813	660,827
Deutsche Equity 500 Index VIP Portfolio Class A	163,090	396,978
Deutsche Small Cap Index VIP Portfolio Class A	26,638	59,785
Eaton Vance VT Floating-Rate Income Fund Initial Class	96,808	24,436
Fidelity VIP Contrafund Portfolio Service Class 2	6,153,188	7,298,082
Fidelity VIP Growth Portfolio Initial Class	22,720	28,379
Fidelity VIP Growth Portfolio Service Class 2	2,514,843	1,509,428
Fidelity VIP Mid Cap Portfolio Service Class 2	3,688,133	4,134,449
Fidelity VIP Strategic Income Portfolio Service Class 2	414,272	34,136
First Trust Dorsey Wright Tactical Core Portfolio Class I	16,855	—
First Trust Multi Income Allocation Portfolio Class I	107,168	35,414
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	1,310,793	17,923
Franklin Founding Funds Allocation VIP Fund Class 4	34,012	4,754
Franklin Income VIP Fund Class 2	3,472,456	5,983,425
Franklin Income VIP Fund Class 4	760,740	234,296
Franklin Mutual Shares VIP Fund Class 2	2,328,472	2,735,055
Franklin Mutual Shares VIP Fund Class 4	99,352	321,436
Franklin Rising Dividends VIP Fund Class 4	280,574	28,438
Franklin Small Cap Value VIP Fund Class 4	85,671	20,332
Franklin Small-Mid Cap Growth VIP Fund Class 4	92,829	4,155
Goldman Sachs VIT Large Cap Value Fund Service Shares	81,758	201,693
Goldman Sachs VIT Government Money Market Fund Service Shares	2,028,515	1,515,278
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	12,780	2,063
Goldman Sachs VIT Strategic Income Fund Advisor Shares	15,876	3,421
Guggenheim Long Short Equity Fund	20,177	4,934
Guggenheim Multi-Hedge Strategies Fund	72,806	2,227
Hartford Capital Appreciation HLS Fund Class IC	145,366	6,100
Invesco V.I. American Franchise Fund Series I	7,716	31,638
Invesco V.I. American Franchise Fund Series II	1,949	7,139
Invesco V.I. Balanced-Risk Allocation Fund Series II	269,516	54,197
Invesco V.I. Comstock Fund Series II	45,703	27,742
Invesco V.I. Core Equity Fund Series I	10,616	29,096
Invesco V.I. Core Equity Fund Series II	67	12
Invesco V.I. Diversified Dividend Fund Series II	349,208	5,241
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	178,903	112,741
Invesco V.I. Equity and Income Fund Series II	48,493	107,816
Invesco V.I. International Growth Fund Series I	500	25,721
Invesco V.I. International Growth Fund Series II	848,721	343,043
Ivy VIP Asset Strategy Portfolio	315,996	309,168
Ivy VIP Energy Portfolio	67,049	4,409
Ivy VIP High Income Portfolio	530,992	20,003
Ivy VIP Micro Cap Growth Portfolio	82,767	2,381
Ivy VIP Mid Cap Growth Portfolio	65,296	9,329
Ivy VIP Science and Technology Portfolio	174,759	14,676
Janus Aspen Balanced Portfolio Service Shares	48,050	66,496
Janus Aspen Enterprise Portfolio Service Shares	27,087	92,710
Janus Aspen Global Research Portfolio Service Shares	720	2,748
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	245,742	10,385
JPMorgan Insurance Trust Income Builder Portfolio Class 2	123,733	3,202
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	78,444	18,409
Lord Abbett Bond Debenture Portfolio Class VC	112,555	16,292
Lord Abbett Developing Growth Portfolio Class VC	64,224	25,513
Lord Abbett Fundamental Equity Portfolio Class VC	3,074	5,387
Lord Abbett Short Duration Income Portfolio Class VC	341,178	22,808
LVIP American Balanced Allocation Fund Standard Class	419	42
LVIP American Balanced Allocation Fund Service Class	2,342,134	539,696
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	7,783,956	2,083,318
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	138	40

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	$519,083	$177,642
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	227,956	13,527
LVIP American Global Growth Allocation Managed Risk Fund Service Class	1,763,230	1,622,020
LVIP American Global Growth Fund Service Class II	1,329,101	1,114,940
LVIP American Global Small Capitalization Fund Service Class II	382,435	451,599
LVIP American Growth Allocation Fund Service Class	538,625	14,935
LVIP American Growth Fund Service Class II	4,840,492	2,179,332
LVIP American Growth-Income Fund Service Class II	4,502,365	2,174,584
LVIP American Income Allocation Fund Standard Class	2,800	4,529
LVIP American International Fund Service Class II	1,275,048	1,129,353
LVIP American Preservation Fund Service Class	43,162	2,483
LVIP AQR Enhanced Global Strategies Fund Service Class	48,803	82,640
LVIP Baron Growth Opportunities Fund Service Class	1,431,443	1,913,993
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	15,476,471	4,030,564
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	523	1,751
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	2,592,040	17,641,621
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	14,690,232	7,792,099
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	9,038,974	233,794
LVIP BlackRock Inflation Protected Bond Fund Standard Class	3,913	267
LVIP BlackRock Inflation Protected Bond Fund Service Class	7,155,316	6,629,468
LVIP BlackRock Multi-Asset Income Fund Service Class	69,854	7,361
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	9,266,771	442,664
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	1,417,594	3,820,198
LVIP Blended Core Equity Managed Volatility Fund Standard Class	95	229
LVIP Blended Core Equity Managed Volatility Fund Service Class	8,770,119	640,009
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	27,390	61,351
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	10,989,718	2,346,589
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	3,571	169
LVIP Blended Mid Cap Managed Volatility Fund Service Class	16,305,927	2,784,717
LVIP Clarion Global Real Estate Fund Service Class	947,895	1,259,408
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	2,425,867	464,859
LVIP Delaware Bond Fund Standard Class	479,849	1,671,284
LVIP Delaware Bond Fund Service Class	38,773,423	6,675,876
LVIP Delaware Diversified Floating Rate Fund Standard Class	9,583	228
LVIP Delaware Diversified Floating Rate Fund Service Class	5,117,972	4,730,565
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	16,406	5,471
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	262,304	248,854
LVIP Delaware Social Awareness Fund Standard Class	56,206	181,298
LVIP Delaware Social Awareness Fund Service Class	680,129	762,884
LVIP Delaware Special Opportunities Fund Service Class	1,113,698	623,486
LVIP Dimensional International Equity Managed Volatility Fund Service Class	4,059,098	1,447,012
LVIP Dimensional International Core Equity Fund Service Class	589,492	186,605
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	4,210	225
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	1,128,657	298,363
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	350,520	140,359
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	9,236,261	2,105,753
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	492	280
LVIP Dimensional/Vanguard Total Bond Fund Service Class	9,056,589	2,531,474
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	7,981,184	5,964,556
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	156,780	1,394
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	494	80
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	7,891,765	1,360,707
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	7,078	14,059
LVIP Global Conservative Allocation Managed Risk Fund Service Class	20,318,555	14,337,887
LVIP Global Growth Allocation Managed Risk Fund Standard Class	133	40
LVIP Global Growth Allocation Managed Risk Fund Service Class	24,980,469	51,598,104
LVIP Global Income Fund Service Class	4,282,308	2,695,106
LVIP Global Moderate Allocation Managed Risk Fund Service Class	31,622,369	46,163,321
LVIP Goldman Sachs Income Builder Fund Service Class	36,420	—
LVIP Government Money Market Fund Standard Class	549,037	715,312
LVIP Government Money Market Fund Service Class	24,008,646	15,369,024

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	$11,981,517	$819,000
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	267	380
LVIP Invesco Select Equity Managed Volatility Fund Service Class	995,668	992,916
LVIP JPMorgan High Yield Fund Service Class	2,434,241	1,635,736
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	10,777	149
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	10,848,710	2,725,587
LVIP Managed Risk Profile 2010 Fund Service Class	19,054	16,118
LVIP Managed Risk Profile 2020 Fund Service Class	11,105	22,774
LVIP Managed Risk Profile 2030 Fund Service Class	6,190	177,131
LVIP Managed Risk Profile 2040 Fund Service Class	1,127	1,401
LVIP MFS International Growth Fund Service Class	1,170,893	1,032,019
LVIP MFS International Equity Managed Volatility Fund Service Class	5,582,649	1,408,048
LVIP MFS Value Fund Service Class	5,171,362	2,736,228
LVIP Mondrian International Value Fund Standard Class	73,839	249,168
LVIP Mondrian International Value Fund Service Class	1,819,955	1,887,749
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	703,765	280,474
LVIP PIMCO Low Duration Bond Fund Standard Class	3,826	70
LVIP PIMCO Low Duration Bond Fund Service Class	17,190,659	4,314,310
LVIP Select Core Equity Managed Volatility Fund Standard Class	252	339
LVIP Select Core Equity Managed Volatility Fund Service Class	6,660,096	5,511,278
LVIP SSGA Bond Index Fund Standard Class	14,346	11,792
LVIP SSGA Bond Index Fund Service Class	11,272,870	4,918,001
LVIP SSGA Conservative Index Allocation Fund Service Class	2,001,579	482,664
LVIP SSGA Conservative Structured Allocation Fund Service Class	1,912,111	1,700,344
LVIP SSGA Developed International 150 Fund Service Class	1,418,011	1,169,988
LVIP SSGA Emerging Markets 100 Fund Standard Class	337	75
LVIP SSGA Emerging Markets 100 Fund Service Class	993,387	1,191,059
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	7,020,120	13,225,132
LVIP SSGA International Index Fund Service Class	1,601,592	1,557,869
LVIP SSGA International Managed Volatility Fund Standard Class	1,758	1
LVIP SSGA International Managed Volatility Fund Service Class	19,958,278	999,311
LVIP SSGA Large Cap 100 Fund Service Class	5,115,057	2,654,186
LVIP SSGA Large Cap Managed Volatility Fund Service Class	9,098,548	1,733,274
LVIP SSGA Moderate Index Allocation Fund Service Class	3,498,782	2,837,189
LVIP SSGA Moderate Structured Allocation Fund Service Class	4,033,794	6,940,763
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	3,773,548	2,542,762
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	2,609,995	2,896,097
LVIP SSGA S&P 500 Index Fund Standard Class	97,555	224,097
LVIP SSGA S&P 500 Index Fund Service Class	11,707,168	6,369,067
LVIP SSGA Small-Cap Index Fund Standard Class	348	8
LVIP SSGA Small-Cap Index Fund Service Class	1,986,490	2,007,607
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	4,380	—
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	6,928,987	2,014,279
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	3,837	5,756
LVIP SSGA Small-Mid Cap 200 Fund Service Class	1,721,005	992,059
LVIP T. Rowe Price Growth Stock Fund Service Class	3,560,164	2,601,074
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	37,966	61,405
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	1,396,622	1,409,468
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	21,569,263	3,207,825
LVIP Vanguard Domestic Equity ETF Fund Standard Class	654	15
LVIP Vanguard Domestic Equity ETF Fund Service Class	2,356,653	1,021,335
LVIP Vanguard International Equity ETF Fund Service Class	1,453,732	768,118
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	1,952,775	7,585,915
LVIP Wellington Capital Growth Fund Service Class	1,289,483	794,147
LVIP Wellington Mid-Cap Value Fund Service Class	827,479	1,269,700
MFS VIT Growth Series Initial Class	10,324	2,480
MFS VIT Growth Series Service Class	2,945,880	507,493
MFS VIT Total Return Series Initial Class	410,188	391,324
MFS VIT Total Return Series Service Class	2,521,721	894,488
MFS VIT Utilities Series Initial Class	19,560	47,289
MFS VIT Utilities Series Service Class	1,684,511	2,529,057

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
MFS VIT II Core Equity Portfolio Service Class	$2,442	$35,101
MFS VIT II International Value Series Service Class	574,266	42,051
Morgan Stanley UIF Growth Portfolio Class II	24,810	21
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	273,099	699,386
Oppenheimer Global Fund/VA Service Shares	29,088	11,259
Oppenheimer International Growth Fund/VA Service Shares	97,982	4,922
Oppenheimer Main Street Small Cap Fund/VA Service Shares	52,854	8,028
PIMCO VIT All Asset All Authority Portfolio Advisor Class	3,459	1,233
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	450,834	215,484
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	39,467	1,960
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	167,010	114,009
Putnam VT Absolute Return 500 Fund Class IB	57,682	619
Putnam VT Global Health Care Fund Class IB	210,589	315,504
Putnam VT Growth & Income Fund Class IB	1,449	6,178
Putnam VT Income Fund Class IB	198,268	30,480
SIPT VP Market Plus Strategy Fund Class III	1,643	10
Templeton Foreign VIP Fund Class 4	112,770	2,303
Templeton Global Bond VIP Fund Class 2	370,215	2,292,917
Templeton Global Bond VIP Fund Class 4	458,444	74,339
Templeton Growth VIP Fund Class 2	185,858	445,182
Transparent Value Directional Allocation VI Portfolio Class II	116	67,051
UIF Global Infrastructure Portfolio Class II	82,604	7,367
VanEck VIP Global Hard Assets Fund Class S Shares	25,695	5,526
Virtus Equity Trend Series Class A	—	158
Virtus Multi-Sector Fixed Income Series Class A	64,929	9,224

5. Investments

The following is a summary of investments owned at December 31, 2016:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class B	80,472	$21.52	$1,731,767	$1,464,513
AB VPS Large Cap Growth Portfolio Class B	6,812	43.32	295,092	203,946
AB VPS Small/Mid Cap Value Portfolio Class B	507,929	20.12	10,219,532	9,301,022
Alps|Alerian Energy Infrastructure Portfolio Class III	12,655	9.80	124,016	135,920
Alps|Red Rocks Listed Private Equity Portfolio Class III	3,751	11.06	41,491	39,042
Alps|Stadion Tactical Defensive Portfolio Class III	3,876	10.66	41,313	39,679
Alps|Stadion Tactical Growth Portfolio Class III	8,034	10.36	83,233	74,294
American Century VP Balanced Fund Class II	196,139	6.97	1,367,090	1,367,110
American Funds Asset Allocation Fund Class 1	159	21.68	3,446	3,383
American Funds Asset Allocation Fund Class 4	201,983	21.43	4,328,486	4,235,974
American Funds Blue Chip Income and Growth Fund Class 1	7,358	13.53	99,558	104,867
American Funds Blue Chip Income and Growth Fund Class 4	45,789	13.39	613,119	615,581
American Funds Bond Fund Class 1	2,772	10.80	29,933	30,903
American Funds Capital Income Builder Fund Class 1	2,267	9.46	21,450	22,412
American Funds Capital Income Builder Fund Class 4	121,705	9.45	1,150,112	1,189,737
American Funds Global Bond Fund Class 1	2,289	11.22	25,683	26,723
American Funds Global Growth Fund Class 2	466,054	23.85	11,115,383	10,845,155
American Funds Global Growth Fund Class 4	17,045	23.81	405,838	423,625
American Funds Global Growth and Income Fund Class 1	3,985	13.02	51,891	51,780
American Funds Global Small Capitalization Fund Class 1	547	20.24	11,069	12,881
American Funds Global Small Capitalization Fund Class 2	408,992	19.72	8,065,308	8,386,728
American Funds Global Small Capitalization Fund Class 4	10,675	19.91	212,531	253,865
American Funds Growth Fund Class 1	612	67.29	41,155	42,724
American Funds Growth Fund Class 2	837,347	66.92	56,035,246	49,962,536
American Funds Growth Fund Class 4	40,935	66.41	2,718,505	2,732,115
American Funds Growth-Income Fund Class 1	2,070	44.41	91,926	100,073
American Funds Growth-Income Fund Class 2	1,342,263	44.00	59,059,595	53,211,736

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Growth-Income Fund Class 4	50,428	$43.73	$2,205,205	$2,341,925
American Funds High-Income Bond Fund Class 1	1,745	10.18	17,765	18,122
American Funds International Fund Class 1	5,143	16.82	86,499	102,931
American Funds International Fund Class 2	1,314,097	16.76	22,024,263	23,661,542
American Funds International Fund Class 4	81,340	16.64	1,353,494	1,454,695
American Funds International Growth and Income Fund Class 1	1,086	14.48	15,723	17,334
American Funds Managed Risk Asset Allocation Fund Class P1	597	12.02	7,181	7,040
American Funds Managed Risk Asset Allocation Fund Class P2	785,620	12.01	9,435,295	9,281,752
American Funds Mortgage Fund Class 4	28,268	10.48	296,246	301,747
American Funds New World Fund Class 1	1,391	19.72	27,425	28,929
American Funds New World Fund Class 4	35,841	19.51	699,252	691,630
BlackRock Global Allocation V.I. Fund Class I	1,812	15.51	28,102	29,882
BlackRock Global Allocation V.I. Fund Class III	4,190,914	13.37	56,032,521	59,750,628
BlackRock iShares Alternative Strategies V.I. Fund Class III	8,220	10.12	83,190	83,710
Catalyst Dividend Capture VA Fund	2,325	12.40	28,833	25,496
ClearBridge Variable Aggressive Growth Portfolio Class II	10,194	24.74	252,204	275,893
ClearBridge Variable Mid Cap Portfolio Class II	56,270	18.97	1,067,447	1,045,643
Delaware VIP Diversified Income Series Standard Class	8,504	10.29	87,507	91,053
Delaware VIP Diversified Income Series Service Class	7,965,326	10.22	81,405,634	84,131,638
Delaware VIP Emerging Markets Series Service Class	812,405	17.88	14,525,799	15,257,465
Delaware VIP High Yield Series Standard Class	73,583	5.14	378,216	404,096
Delaware VIP High Yield Series Service Class	1,355,104	5.12	6,938,130	7,459,426
Delaware VIP Limited-Term Diversified Income Series Standard Class	1,351	9.82	13,266	13,357
Delaware VIP Limited-Term Diversified Income Series Service Class	3,934,017	9.75	38,356,669	38,888,537
Delaware VIP REIT Series Standard Class	38,862	15.57	605,079	491,462
Delaware VIP REIT Series Service Class	718,712	15.54	11,168,791	9,529,096
Delaware VIP Small Cap Value Series Standard Class	18,496	39.84	736,870	554,199
Delaware VIP Small Cap Value Series Service Class	485,588	39.67	19,263,261	15,746,023
Delaware VIP Smid Cap Growth Series Standard Class	15,808	28.08	443,876	378,014
Delaware VIP Smid Cap Growth Series Service Class	398,957	26.75	10,672,083	10,187,020
Delaware VIP U.S. Growth Series Service Class	672,887	8.68	5,840,660	6,705,488
Delaware VIP Value Series Standard Class	2,811	29.25	82,211	54,451
Delaware VIP Value Series Service Class	422,699	29.15	12,321,684	10,268,580
Deutsche Alternative Asset Allocation VIP Portfolio Class A	1,249	12.97	16,206	16,795
Deutsche Alternative Asset Allocation VIP Portfolio Class B	335,795	12.96	4,351,913	4,494,568
Deutsche Equity 500 Index VIP Portfolio Class A	62,371	19.58	1,221,229	867,765
Deutsche Small Cap Index VIP Portfolio Class A	19,761	16.78	331,584	267,180
Eaton Vance VT Floating-Rate Income Fund Initial Class	46,835	9.26	433,691	430,464
Fidelity VIP Contrafund Portfolio Service Class 2	1,338,774	32.45	43,443,224	37,934,128
Fidelity VIP Growth Portfolio Initial Class	3,679	59.31	218,230	136,844
Fidelity VIP Growth Portfolio Service Class 2	136,605	58.44	7,983,172	7,063,893
Fidelity VIP Mid Cap Portfolio Service Class 2	999,947	33.03	33,028,268	31,228,871
Fidelity VIP Strategic Income Portfolio Service Class 2	43,220	10.98	474,558	474,950
First Trust Dorsey Wright Tactical Core Portfolio Class I	1,717	9.85	16,917	16,855
First Trust Multi Income Allocation Portfolio Class I	13,773	10.54	145,170	140,845
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	153,963	12.85	1,978,426	1,933,278
Franklin Founding Funds Allocation VIP Fund Class 4	67,646	7.21	487,731	502,845
Franklin Income VIP Fund Class 2	1,970,837	15.38	30,311,481	29,758,848
Franklin Income VIP Fund Class 4	74,870	15.71	1,176,200	1,118,604
Franklin Mutual Shares VIP Fund Class 2	894,376	20.08	17,959,063	16,247,352
Franklin Mutual Shares VIP Fund Class 4	9,637	20.23	194,965	204,677
Franklin Rising Dividends VIP Fund Class 4	23,875	24.98	596,396	618,612
Franklin Small Cap Value VIP Fund Class 4	6,563	19.74	129,563	125,820
Franklin Small-Mid Cap Growth VIP Fund Class 4	11,497	16.81	193,271	208,069
Goldman Sachs VIT Large Cap Value Fund Service Shares	147,462	10.16	1,498,210	1,512,069
Goldman Sachs VIT Government Money Market Fund Service Shares	839,933	1.00	839,935	839,935
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	18,474	9.08	167,741	179,715
Goldman Sachs VIT Strategic Income Fund Advisor Shares	7,273	9.12	66,328	69,289
Guggenheim Long Short Equity Fund	15,057	15.37	231,426	227,551
Guggenheim Multi-Hedge Strategies Fund	6,951	23.95	166,469	165,880
Hartford Capital Appreciation HLS Fund Class IC	8,150	41.76	340,343	377,650

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Invesco V.I. American Franchise Fund Series I	1,454	$53.58	$77,931	$56,718
Invesco V.I. American Franchise Fund Series II	284	51.96	14,765	10,824
Invesco V.I. Balanced-Risk Allocation Fund Series II	48,103	11.22	539,717	518,109
Invesco V.I. Comstock Fund Series II	4,090	18.62	76,153	73,307
Invesco V.I. Core Equity Fund Series I	3,869	34.58	133,802	108,383
Invesco V.I. Core Equity Fund Series II	27	34.11	919	754
Invesco V.I. Diversified Dividend Fund Series II	19,244	26.23	504,769	468,159
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	43,457	16.81	730,513	765,905
Invesco V.I. Equity and Income Fund Series II	23,889	17.68	422,363	441,542
Invesco V.I. International Growth Fund Series I	1,074	32.89	35,310	21,582
Invesco V.I. International Growth Fund Series II	41,916	32.44	1,359,753	1,393,287
Ivy VIP Asset Strategy Portfolio	51,355	8.04	413,100	486,131
Ivy VIP Energy Portfolio	12,298	6.77	83,289	76,852
Ivy VIP High Income Portfolio	203,532	3.61	734,323	700,806
Ivy VIP Micro Cap Growth Portfolio	4,406	20.66	91,042	86,323
Ivy VIP Mid Cap Growth Portfolio	20,856	9.44	196,829	209,575
Ivy VIP Science and Technology Portfolio	14,744	22.34	329,379	327,521
Janus Aspen Balanced Portfolio Service Shares	20,992	31.89	669,427	588,776
Janus Aspen Enterprise Portfolio Service Shares	5,910	56.22	332,248	230,265
Janus Aspen Global Research Portfolio Service Shares	278	39.87	11,090	7,683
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	18,307	14.87	272,222	271,511
JPMorgan Insurance Trust Income Builder Portfolio Class 2	12,466	9.92	123,667	123,958
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	12,328	19.20	236,698	252,917
Lord Abbett Bond Debenture Portfolio Class VC	26,998	11.94	322,360	322,639
Lord Abbett Developing Growth Portfolio Class VC	6,313	21.69	136,925	146,204
Lord Abbett Fundamental Equity Portfolio Class VC	4,448	18.30	81,391	79,757
Lord Abbett Short Duration Income Portfolio Class VC	43,950	14.57	640,348	648,673
LVIP American Balanced Allocation Fund Standard Class	573	11.87	6,804	7,559
LVIP American Balanced Allocation Fund Service Class	238,356	11.86	2,826,903	2,943,817
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	1,539,848	12.42	19,124,914	17,406,252
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	640	10.77	6,894	7,030
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	224,823	10.77	2,420,672	2,511,545
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	20,083	10.97	220,246	214,267
LVIP American Global Growth Allocation Managed Risk Fund Service Class	789,492	10.97	8,656,786	9,038,109
LVIP American Global Growth Fund Service Class II	284,666	15.71	4,472,392	4,557,637
LVIP American Global Small Capitalization Fund Service Class II	188,773	14.54	2,744,753	2,536,452
LVIP American Growth Allocation Fund Service Class	62,572	12.20	763,565	774,355
LVIP American Growth Fund Service Class II	847,606	17.31	14,669,513	13,810,080
LVIP American Growth-Income Fund Service Class II	782,689	18.19	14,233,982	12,902,761
LVIP American Income Allocation Fund Standard Class	4,931	11.10	54,725	56,769
LVIP American International Fund Service Class II	508,133	12.63	6,419,746	6,474,299
LVIP American Preservation Fund Service Class	11,118	9.79	108,805	110,191
LVIP Baron Growth Opportunities Fund Service Class	232,853	40.17	9,354,188	8,737,436
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	3,097,121	18.26	56,547,236	52,922,440
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	8,200,587	9.58	78,520,616	83,727,480
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	866,768	10.11	8,765,622	8,797,823
LVIP BlackRock Inflation Protected Bond Fund Standard Class	3,342	10.16	33,950	34,119
LVIP BlackRock Inflation Protected Bond Fund Service Class	4,956,777	10.16	50,350,935	52,989,069
LVIP BlackRock Multi-Asset Income Fund Service Class	32,429	9.36	303,470	309,608
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	851,414	10.46	8,909,198	8,831,495
LVIP Blended Core Equity Managed Volatility Fund Standard Class	399	10.67	4,262	4,149
LVIP Blended Core Equity Managed Volatility Fund Service Class	1,611,829	10.67	17,201,438	16,674,810
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	3,191	31.00	98,906	73,858
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	1,097,306	30.46	33,419,551	32,361,564
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	289	11.92	3,439	3,404
LVIP Blended Mid Cap Managed Volatility Fund Service Class	2,901,724	11.61	33,691,919	35,031,998
LVIP Clarion Global Real Estate Fund Service Class	743,545	8.94	6,645,056	6,137,425
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	656,479	9.33	6,121,668	6,136,001
LVIP Delaware Bond Fund Standard Class	345,110	13.42	4,630,346	4,607,795
LVIP Delaware Bond Fund Service Class	10,848,015	13.42	145,547,815	150,798,422
LVIP Delaware Diversified Floating Rate Fund Standard Class	4,431	10.05	44,513	44,474

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Delaware Diversified Floating Rate Fund Service Class	4,047,031	$10.02	$40,551,250	$40,856,908
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	11,170	14.12	157,689	154,683
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	124,441	14.11	1,755,241	1,652,150
LVIP Delaware Social Awareness Fund Standard Class	8,956	36.84	329,943	287,128
LVIP Delaware Social Awareness Fund Service Class	96,643	36.70	3,546,430	3,506,077
LVIP Delaware Special Opportunities Fund Service Class	82,582	38.94	3,215,652	3,131,771
LVIP Dimensional International Equity Managed Volatility Fund Service Class	1,619,717	8.76	14,188,717	15,225,915
LVIP Dimensional International Core Equity Fund Service Class	62,115	9.19	570,900	552,494
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	128	27.25	3,477	3,962
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	73,729	27.13	2,000,280	2,338,032
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	41,508	10.80	448,408	411,695
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	2,276,375	12.97	29,513,200	29,879,508
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	413	10.41	4,301	4,369
LVIP Dimensional/Vanguard Total Bond Fund Service Class	3,628,170	10.41	37,783,766	38,326,259
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	1,793,140	30.03	53,842,619	57,464,923
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	17,827	9.48	169,057	166,286
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	1,347	9.92	13,368	14,292
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	2,159,475	9.93	21,432,779	21,397,287
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	13,947	13.33	185,915	199,948
LVIP Global Conservative Allocation Managed Risk Fund Service Class	7,577,482	13.33	100,969,955	101,705,657
LVIP Global Growth Allocation Managed Risk Fund Standard Class	526	13.06	6,871	6,931
LVIP Global Growth Allocation Managed Risk Fund Service Class	31,396,303	13.06	410,004,322	406,325,971
LVIP Global Income Fund Service Class	2,902,395	10.82	31,415,525	33,172,792
LVIP Global Moderate Allocation Managed Risk Fund Service Class	29,498,001	13.51	398,517,990	397,481,281
LVIP Goldman Sachs Income Builder Fund Service Class	3,726	9.62	35,861	36,420
LVIP Government Money Market Fund Standard Class	102,065	10.00	1,020,648	1,020,648
LVIP Government Money Market Fund Service Class	2,243,753	10.00	22,437,539	22,437,538
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	2,013,916	10.47	21,085,705	20,268,504
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	432	9.79	4,231	4,374
LVIP Invesco Select Equity Managed Volatility Fund Service Class	683,748	9.79	6,696,628	6,829,852
LVIP JPMorgan High Yield Fund Service Class	822,492	10.75	8,840,143	8,991,816
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	2,022	15.62	31,579	30,318
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	2,538,249	15.51	39,360,625	36,973,096
LVIP Managed Risk Profile 2010 Fund Service Class	29,828	11.19	333,653	307,221
LVIP Managed Risk Profile 2020 Fund Service Class	23,135	11.20	259,208	208,259
LVIP Managed Risk Profile 2030 Fund Service Class	13,999	10.85	151,870	130,368
LVIP Managed Risk Profile 2040 Fund Service Class	3,083	10.32	31,797	35,401
LVIP MFS International Growth Fund Service Class	414,493	13.72	5,688,501	5,556,101
LVIP MFS International Equity Managed Volatility Fund Service Class	1,816,498	9.07	16,479,273	17,457,512
LVIP MFS Value Fund Service Class	543,682	37.91	20,612,072	16,532,224
LVIP Mondrian International Value Fund Standard Class	55,081	15.38	847,151	911,484
LVIP Mondrian International Value Fund Service Class	682,842	15.37	10,498,007	11,429,386
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	233,426	9.41	2,195,366	2,238,631
LVIP PIMCO Low Duration Bond Fund Standard Class	474	10.02	4,751	4,772
LVIP PIMCO Low Duration Bond Fund Service Class	3,029,429	10.02	30,351,856	30,395,090
LVIP Select Core Equity Managed Volatility Fund Standard Class	364	11.68	4,253	4,283
LVIP Select Core Equity Managed Volatility Fund Service Class	2,953,545	11.68	34,500,357	33,986,950
LVIP SSGA Bond Index Fund Standard Class	7,231	11.16	80,669	83,080
LVIP SSGA Bond Index Fund Service Class	4,335,785	11.16	48,387,359	49,231,444
LVIP SSGA Conservative Index Allocation Fund Service Class	572,388	12.12	6,934,486	6,771,480
LVIP SSGA Conservative Structured Allocation Fund Service Class	806,956	11.49	9,269,507	9,082,640
LVIP SSGA Developed International 150 Fund Service Class	847,888	7.93	6,722,057	7,038,232
LVIP SSGA Emerging Markets 100 Fund Standard Class	1,504	8.23	12,378	14,335
LVIP SSGA Emerging Markets 100 Fund Service Class	848,520	8.24	6,987,561	8,111,422
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	6,050,197	11.23	67,925,569	68,671,209
LVIP SSGA International Index Fund Service Class	1,302,448	8.15	10,618,860	10,606,748
LVIP SSGA International Managed Volatility Fund Standard Class	211	8.22	1,733	1,757
LVIP SSGA International Managed Volatility Fund Service Class	2,860,638	8.22	23,523,022	24,213,686
LVIP SSGA Large Cap 100 Fund Service Class	1,195,570	13.77	16,464,193	15,167,094
LVIP SSGA Large Cap Managed Volatility Fund Service Class	2,011,063	11.58	23,292,125	22,611,498
LVIP SSGA Moderate Index Allocation Fund Service Class	1,506,643	13.12	19,761,127	18,794,673

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA Moderate Structured Allocation Fund Service Class	4,199,741	$12.28	$51,572,818	$48,697,372
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	942,632	13.29	12,528,528	11,735,774
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	1,748,395	12.56	21,959,846	20,393,555
LVIP SSGA S&P 500 Index Fund Standard Class	97,256	15.56	1,513,491	1,135,396
LVIP SSGA S&P 500 Index Fund Service Class	3,289,110	15.56	51,178,558	40,625,025
LVIP SSGA Small-Cap Index Fund Standard Class	52	28.75	1,496	1,372
LVIP SSGA Small-Cap Index Fund Service Class	518,183	28.74	14,893,093	11,693,830
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	1,184	11.78	13,951	13,053
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	2,114,174	11.78	24,900,738	23,266,445
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	1,854	14.16	26,251	26,608
LVIP SSGA Small-Mid Cap 200 Fund Service Class	449,978	14.15	6,367,186	5,789,593
LVIP T. Rowe Price Growth Stock Fund Service Class	476,580	32.58	15,527,914	12,715,180
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	5,043	21.51	108,483	100,781
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	300,479	20.80	6,249,659	5,420,194
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	3,545,207	9.77	34,633,125	33,991,835
LVIP Vanguard Domestic Equity ETF Fund Standard Class	181	15.89	2,872	2,666
LVIP Vanguard Domestic Equity ETF Fund Service Class	539,167	15.88	8,562,510	6,941,699
LVIP Vanguard International Equity ETF Fund Service Class	481,337	9.21	4,430,703	4,501,935
LVIP Wellington Capital Growth Fund Service Class	129,511	35.24	4,564,475	4,261,478
LVIP Wellington Mid-Cap Value Fund Service Class	211,303	25.12	5,308,785	3,836,077
MFS VIT Growth Series Initial Class	1,641	38.76	63,608	40,426
MFS VIT Growth Series Service Class	98,993	37.57	3,719,167	3,650,203
MFS VIT Total Return Series Initial Class	16,368	23.18	379,418	382,063
MFS VIT Total Return Series Service Class	69,443	22.81	1,583,997	1,597,238
MFS VIT Utilities Series Initial Class	11,475	26.81	307,646	274,516
MFS VIT Utilities Series Service Class	426,658	26.37	11,250,981	11,665,346
MFS VIT II Core Equity Portfolio Service Class	1,305	21.47	28,014	30,289
MFS VIT II International Value Series Service Class	46,234	22.23	1,027,778	1,047,763
Morgan Stanley UIF Growth Portfolio Class II	1,006	23.66	23,803	24,789
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	134,924	16.91	2,281,558	1,921,873
Oppenheimer Global Fund/VA Service Shares	6,442	34.64	223,162	204,933
Oppenheimer International Growth Fund/VA Service Shares	116,701	2.16	252,074	276,021
Oppenheimer Main Street Small Cap Fund/VA Service Shares	4,454	23.75	105,781	99,163
PIMCO VIT All Asset All Authority Portfolio Advisor Class	13,835	8.41	116,356	124,666
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	435,406	7.95	3,461,473	5,216,128
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	4,634	12.58	58,291	58,694
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	43,905	10.21	448,272	453,503
Putnam VT Absolute Return 500 Fund Class IB	6,695	10.03	67,148	67,440
Putnam VT Global Health Care Fund Class IB	16,948	15.68	265,742	282,039
Putnam VT Growth & Income Fund Class IB	597	25.99	15,521	12,406
Putnam VT Income Fund Class IB	24,730	10.90	269,559	275,237
SIPT VP Market Plus Strategy Fund Class III	164	10.06	1,645	1,633
Templeton Foreign VIP Fund Class 4	10,771	13.71	147,668	149,073
Templeton Global Bond VIP Fund Class 2	467,958	16.25	7,604,323	8,103,564
Templeton Global Bond VIP Fund Class 4	47,548	16.63	790,728	774,560
Templeton Growth VIP Fund Class 2	152,962	13.70	2,095,579	1,987,390
UIF Global Infrastructure Portfolio Class II	18,078	7.49	135,402	148,943
VanEck VIP Global Hard Assets Fund Class S Shares	2,266	23.33	52,855	51,208
Virtus Equity Trend Series Class A	1,301	11.27	14,662	16,846
Virtus Multi-Sector Fixed Income Series Class A	22,664	9.14	207,145	206,848

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	10,524	(17,448)	(6,924)
AB VPS Large Cap Growth Portfolio Class B	394	(8,458)	(8,064)
AB VPS Small/Mid Cap Value Portfolio Class B	60,894	(84,380)	(23,486)

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Alps|Alerian Energy Infrastructure Portfolio Class III	711	(1,445)	(734)
Alps|Red Rocks Listed Private Equity Portfolio Class III	2,093	(66)	2,027
Alps|Stadion Tactical Defensive Portfolio Class III	797	(319)	478
Alps|Stadion Tactical Growth Portfolio Class III	6,861	—	6,861
American Century VP Balanced Fund Class II	133,178	(1,751)	131,427
American Funds Asset Allocation Fund Class 1	222	(4)	218
American Funds Asset Allocation Fund Class 4	235,256	(11,049)	224,207
American Funds Blue Chip Income and Growth Fund Class 1	341	(1,164)	(823)
American Funds Blue Chip Income and Growth Fund Class 4	10,051	(3,247)	6,804
American Funds Bond Fund Class 1	619	(60)	559
American Funds Capital Income Builder Fund Class 1	33	—	33
American Funds Capital Income Builder Fund Class 4	37,429	(7,687)	29,742
American Funds Global Bond Fund Class 1	773	(29)	744
American Funds Global Growth Fund Class 2	27,692	(134,817)	(107,125)
American Funds Global Growth Fund Class 4	26,364	(20,665)	5,699
American Funds Global Growth and Income Fund Class 1	349	(32)	317
American Funds Global Small Capitalization Fund Class 1	196	—	196
American Funds Global Small Capitalization Fund Class 2	13,532	(69,018)	(55,486)
American Funds Global Small Capitalization Fund Class 4	3,789	(1,669)	2,120
American Funds Growth Fund Class 1	696	(13)	683
American Funds Growth Fund Class 2	33,064	(406,920)	(373,856)
American Funds Growth Fund Class 4	121,273	(4,658)	116,615
American Funds Growth-Income Fund Class 1	915	(189)	726
American Funds Growth-Income Fund Class 2	31,071	(414,154)	(383,083)
American Funds Growth-Income Fund Class 4	71,763	(2,553)	69,210
American Funds High-Income Bond Fund Class 1	500	—	500
American Funds International Fund Class 1	684	(437)	247
American Funds International Fund Class 2	40,373	(206,919)	(166,546)
American Funds International Fund Class 4	85,365	(573)	84,792
American Funds International Growth and Income Fund Class 1	526	—	526
American Funds Managed Risk Asset Allocation Fund Class P2	469,843	(15,640)	454,203
American Funds Mortgage Fund Class 4	27,067	(597)	26,470
American Funds New World Fund Class 1	559	(202)	357
American Funds New World Fund Class 4	40,578	(685)	39,893
BlackRock Global Allocation V.I. Fund Class I	461	(4)	457
BlackRock Global Allocation V.I. Fund Class III	388,612	(551,263)	(162,651)
BlackRock iShares Alternative Strategies V.I. Fund Class III	7,824	(56)	7,768
Catalyst Dividend Capture VA Fund	104	(94)	10
ClearBridge Variable Aggressive Growth Portfolio Class II	10,239	(740)	9,499
ClearBridge Variable Mid Cap Portfolio Class II	32,641	(10,649)	21,992
Delaware VIP Diversified Income Series Standard Class	1,486	(415)	1,071
Delaware VIP Diversified Income Series Service Class	863,708	(418,893)	444,815
Delaware VIP Emerging Markets Series Service Class	76,554	(181,115)	(104,561)
Delaware VIP High Yield Series Standard Class	5	(2,563)	(2,558)
Delaware VIP High Yield Series Service Class	10,513	(73,913)	(63,400)
Delaware VIP Limited-Term Diversified Income Series Standard Class	144	(6)	138
Delaware VIP Limited-Term Diversified Income Series Service Class	446,928	(455,739)	(8,811)
Delaware VIP REIT Series Standard Class	2	(1,796)	(1,794)
Delaware VIP REIT Series Service Class	89,571	(140,156)	(50,585)
Delaware VIP Small Cap Value Series Standard Class	3	(1,839)	(1,836)
Delaware VIP Small Cap Value Series Service Class	58,873	(134,847)	(75,974)
Delaware VIP Smid Cap Growth Series Standard Class	55	(555)	(500)
Delaware VIP Smid Cap Growth Series Service Class	71,311	(68,124)	3,187
Delaware VIP U.S. Growth Series Service Class	37,131	(58,724)	(21,593)
Delaware VIP Value Series Standard Class	583	(370)	213
Delaware VIP Value Series Service Class	193,282	(107,970)	85,312
Deutsche Alternative Asset Allocation VIP Portfolio Class A	8	(9)	(1)
Deutsche Alternative Asset Allocation VIP Portfolio Class B	79,652	(53,209)	26,443
Deutsche Equity 500 Index VIP Portfolio Class A	2,081	(18,587)	(16,506)
Deutsche Small Cap Index VIP Portfolio Class A	53	(2,024)	(1,971)
Eaton Vance VT Floating-Rate Income Fund Initial Class	8,423	(2,044)	6,379
Fidelity VIP Contrafund Portfolio Service Class 2	113,577	(294,342)	(180,765)

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity VIP Growth Portfolio Initial Class	—	(1,959)	(1,959)
Fidelity VIP Growth Portfolio Service Class 2	97,768	(76,538)	21,230
Fidelity VIP Mid Cap Portfolio Service Class 2	94,115	(186,494)	(92,379)
Fidelity VIP Strategic Income Portfolio Service Class 2	40,609	(3,033)	37,576
First Trust Dorsey Wright Tactical Core Portfolio Class I	1,722	—	1,722
First Trust Multi Income Allocation Portfolio Class I	10,266	(3,443)	6,823
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	111,998	(733)	111,265
Franklin Founding Funds Allocation VIP Fund Class 4	380	(5)	375
Franklin Income VIP Fund Class 2	149,163	(392,882)	(243,719)
Franklin Income VIP Fund Class 4	78,862	(23,540)	55,322
Franklin Mutual Shares VIP Fund Class 2	46,045	(182,699)	(136,654)
Franklin Mutual Shares VIP Fund Class 4	7,484	(32,268)	(24,784)
Franklin Rising Dividends VIP Fund Class 4	20,740	(2,230)	18,510
Franklin Small Cap Value VIP Fund Class 4	7,188	(1,806)	5,382
Franklin Small-Mid Cap Growth VIP Fund Class 4	7,558	(267)	7,291
Goldman Sachs VIT Large Cap Value Fund Service Shares	2,503	(9,721)	(7,218)
Goldman Sachs VIT Government Money Market Fund Service Shares	208,339	(155,158)	53,181
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	1,318	(62)	1,256
Goldman Sachs VIT Strategic Income Fund Advisor Shares	1,587	(312)	1,275
Guggenheim Long Short Equity Fund	2,010	(265)	1,745
Guggenheim Multi-Hedge Strategies Fund	7,045	(87)	6,958
Hartford Capital Appreciation HLS Fund Class IC	11,217	(313)	10,904
Invesco V.I. American Franchise Fund Series I	27	(4,031)	(4,004)
Invesco V.I. American Franchise Fund Series II	4	(479)	(475)
Invesco V.I. Balanced-Risk Allocation Fund Series II	26,556	(5,070)	21,486
Invesco V.I. Comstock Fund Series II	4,058	(2,650)	1,408
Invesco V.I. Core Equity Fund Series I	—	(2,233)	(2,233)
Invesco V.I. Diversified Dividend Fund Series II	30,670	(175)	30,495
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	13,532	(9,102)	4,430
Invesco V.I. Equity and Income Fund Series II	2,372	(9,188)	(6,816)
Invesco V.I. International Growth Fund Series I	—	(1,685)	(1,685)
Invesco V.I. International Growth Fund Series II	64,372	(29,266)	35,106
Ivy VIP Asset Strategy Portfolio	36,750	(35,485)	1,265
Ivy VIP Energy Portfolio	8,841	(554)	8,287
Ivy VIP High Income Portfolio	53,029	(1,560)	51,469
Ivy VIP Micro Cap Growth Portfolio	8,073	(247)	7,826
Ivy VIP Mid Cap Growth Portfolio	5,815	(754)	5,061
Ivy VIP Science and Technology Portfolio	17,842	(1,257)	16,585
Janus Aspen Balanced Portfolio Service Shares	1,189	(2,582)	(1,393)
Janus Aspen Enterprise Portfolio Service Shares	24	(2,494)	(2,470)
Janus Aspen Global Research Portfolio Service Shares	37	(189)	(152)
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	25,034	(883)	24,151
JPMorgan Insurance Trust Income Builder Portfolio Class 2	12,416	(186)	12,230
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	5,314	(1,479)	3,835
Lord Abbett Bond Debenture Portfolio Class VC	9,701	(1,363)	8,338
Lord Abbett Developing Growth Portfolio Class VC	7,065	(2,522)	4,543
Lord Abbett Fundamental Equity Portfolio Class VC	38	(206)	(168)
Lord Abbett Short Duration Income Portfolio Class VC	32,789	(1,723)	31,066
LVIP American Balanced Allocation Fund Service Class	214,826	(50,440)	164,386
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	689,835	(170,402)	519,433
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	49,864	(14,950)	34,914
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	19,246	(1,061)	18,185
LVIP American Global Growth Allocation Managed Risk Fund Service Class	178,823	(163,605)	15,218
LVIP American Global Growth Fund Service Class II	57,155	(61,483)	(4,328)
LVIP American Global Small Capitalization Fund Service Class II	14,001	(29,387)	(15,386)
LVIP American Growth Allocation Fund Service Class	50,727	(684)	50,043
LVIP American Growth Fund Service Class II	111,161	(105,474)	5,687
LVIP American Growth-Income Fund Service Class II	134,022	(104,630)	29,392
LVIP American Income Allocation Fund Standard Class	—	(301)	(301)
LVIP American International Fund Service Class II	70,780	(83,553)	(12,773)
LVIP American Preservation Fund Service Class	4,290	(161)	4,129
LVIP AQR Enhanced Global Strategies Fund Service Class	4,442	(7,840)	(3,398)

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Baron Growth Opportunities Fund Service Class	44,206	(103,619)	(59,413)
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	1,216,513	(296,827)	919,686
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	61	(204)	(143)
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	275,916	(2,161,625)	(1,885,709)
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	1,539,347	(778,148)	761,199
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	887,351	(20,339)	867,012
LVIP BlackRock Inflation Protected Bond Fund Standard Class	316	(8)	308
LVIP BlackRock Inflation Protected Bond Fund Service Class	711,215	(630,555)	80,660
LVIP BlackRock Multi-Asset Income Fund Service Class	6,574	(446)	6,128
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	896,609	(41,782)	854,827
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	159,946	(400,925)	(240,979)
LVIP Blended Core Equity Managed Volatility Fund Standard Class	5	(20)	(15)
LVIP Blended Core Equity Managed Volatility Fund Service Class	861,337	(58,460)	802,877
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	1,451	(3,488)	(2,037)
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	712,573	(136,166)	576,407
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	199	(9)	190
LVIP Blended Mid Cap Managed Volatility Fund Service Class	1,591,498	(265,265)	1,326,233
LVIP Clarion Global Real Estate Fund Service Class	81,568	(132,428)	(50,860)
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	254,844	(36,828)	218,016
LVIP Delaware Bond Fund Standard Class	17,682	(93,079)	(75,397)
LVIP Delaware Bond Fund Service Class	2,536,355	(426,349)	2,110,006
LVIP Delaware Diversified Floating Rate Fund Standard Class	932	—	932
LVIP Delaware Diversified Floating Rate Fund Service Class	568,317	(465,545)	102,772
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	13	(170)	(157)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	5,105	(13,353)	(8,248)
LVIP Delaware Social Awareness Fund Standard Class	218	(7,216)	(6,998)
LVIP Delaware Social Awareness Fund Service Class	10,392	(34,643)	(24,251)
LVIP Delaware Special Opportunities Fund Service Class	46,826	(41,893)	4,933
LVIP Dimensional International Equity Managed Volatility Fund Service Class	410,776	(150,563)	260,213
LVIP Dimensional International Core Equity Fund Service Class	66,442	(20,311)	46,131
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	142	(9)	133
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	30,218	(18,829)	11,389
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	34,387	(13,049)	21,338
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	524,274	(150,249)	374,025
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	38	(23)	15
LVIP Dimensional/Vanguard Total Bond Fund Service Class	854,601	(227,819)	626,782
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	854,261	(619,361)	234,900
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	16,599	(4)	16,595
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	780,054	(123,066)	656,988
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	—	(712)	(712)
LVIP Global Conservative Allocation Managed Risk Fund Service Class	1,165,295	(930,713)	234,582
LVIP Global Growth Allocation Managed Risk Fund Service Class	1,545,467	(3,568,793)	(2,023,326)
LVIP Global Income Fund Service Class	398,535	(224,800)	173,735
LVIP Global Moderate Allocation Managed Risk Fund Service Class	1,619,518	(3,045,620)	(1,426,102)
LVIP Goldman Sachs Income Builder Fund Service Class	3,529	—	3,529
LVIP Government Money Market Fund Standard Class	54,337	(69,770)	(15,433)
LVIP Government Money Market Fund Service Class	2,599,543	(1,606,053)	993,490
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	1,198,501	(67,849)	1,130,652
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	27	(38)	(11)
LVIP Invesco Select Equity Managed Volatility Fund Service Class	113,568	(103,230)	10,338
LVIP JPMorgan High Yield Fund Service Class	157,254	(122,850)	34,404
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	489	—	489
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	911,542	(216,235)	695,307
LVIP Managed Risk Profile 2010 Fund Service Class	26	(955)	(929)
LVIP Managed Risk Profile 2020 Fund Service Class	26	(1,652)	(1,626)
LVIP Managed Risk Profile 2030 Fund Service Class	—	(15,634)	(15,634)
LVIP Managed Risk Profile 2040 Fund Service Class	—	(90)	(90)
LVIP MFS International Growth Fund Service Class	126,625	(110,475)	16,150
LVIP MFS International Equity Managed Volatility Fund Service Class	628,689	(151,469)	477,220
LVIP MFS Value Fund Service Class	302,107	(178,626)	123,481
LVIP Mondrian International Value Fund Standard Class	1,543	(11,187)	(9,644)
LVIP Mondrian International Value Fund Service Class	82,719	(110,432)	(27,713)

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	77,221	(29,157)	48,064
LVIP PIMCO Low Duration Bond Fund Standard Class	370	(7)	363
LVIP PIMCO Low Duration Bond Fund Service Class	1,720,997	(420,244)	1,300,753
LVIP Select Core Equity Managed Volatility Fund Standard Class	21	(29)	(8)
LVIP Select Core Equity Managed Volatility Fund Service Class	628,408	(476,117)	152,291
LVIP SSGA Bond Index Fund Standard Class	1,145	(961)	184
LVIP SSGA Bond Index Fund Service Class	902,141	(402,999)	499,142
LVIP SSGA Conservative Index Allocation Fund Service Class	157,304	(37,128)	120,176
LVIP SSGA Conservative Structured Allocation Fund Service Class	131,453	(134,858)	(3,405)
LVIP SSGA Developed International 150 Fund Service Class	110,243	(119,924)	(9,681)
LVIP SSGA Emerging Markets 100 Fund Service Class	90,724	(110,490)	(19,766)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	562,354	(1,098,127)	(535,773)
LVIP SSGA International Index Fund Service Class	159,201	(169,798)	(10,597)
LVIP SSGA International Managed Volatility Fund Standard Class	203	—	203
LVIP SSGA International Managed Volatility Fund Service Class	2,407,109	(117,841)	2,289,268
LVIP SSGA Large Cap 100 Fund Service Class	197,229	(148,311)	48,918
LVIP SSGA Large Cap Managed Volatility Fund Service Class	839,204	(140,205)	698,999
LVIP SSGA Moderate Index Allocation Fund Service Class	242,358	(198,871)	43,487
LVIP SSGA Moderate Structured Allocation Fund Service Class	120,161	(491,292)	(371,131)
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	269,019	(194,470)	74,549
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	114,761	(201,856)	(87,095)
LVIP SSGA S&P 500 Index Fund Standard Class	2,997	(12,164)	(9,167)
LVIP SSGA S&P 500 Index Fund Service Class	654,857	(363,519)	291,338
LVIP SSGA Small-Cap Index Fund Standard Class	14	—	14
LVIP SSGA Small-Cap Index Fund Service Class	128,212	(149,791)	(21,579)
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	425	—	425
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	710,130	(183,651)	526,479
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	111	(285)	(174)
LVIP SSGA Small-Mid Cap 200 Fund Service Class	69,986	(46,014)	23,972
LVIP T. Rowe Price Growth Stock Fund Service Class	228,099	(160,771)	67,328
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	1,072	(2,015)	(943)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	46,333	(52,670)	(6,337)
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	2,273,711	(314,133)	1,959,578
LVIP Vanguard Domestic Equity ETF Fund Standard Class	42	—	42
LVIP Vanguard Domestic Equity ETF Fund Service Class	147,547	(66,062)	81,485
LVIP Vanguard International Equity ETF Fund Service Class	143,802	(73,853)	69,949
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	192,204	(734,860)	(542,656)
LVIP Wellington Capital Growth Fund Service Class	60,047	(48,183)	11,864
LVIP Wellington Mid-Cap Value Fund Service Class	64,073	(98,033)	(33,960)
MFS VIT Growth Series Initial Class	363	(111)	252
MFS VIT Growth Series Service Class	165,418	(28,926)	136,492
MFS VIT Total Return Series Initial Class	19,056	(18,961)	95
MFS VIT Total Return Series Service Class	145,250	(50,860)	94,390
MFS VIT Utilities Series Initial Class	5	(1,657)	(1,652)
MFS VIT Utilities Series Service Class	43,197	(96,955)	(53,758)
MFS VIT II Core Equity Portfolio Service Class	—	(2,204)	(2,204)
MFS VIT II International Value Series Service Class	52,384	(3,105)	49,279
Morgan Stanley UIF Growth Portfolio Class II	1,106	—	1,106
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	4,163	(30,084)	(25,921)
Oppenheimer Global Fund/VA Service Shares	745	(511)	234
Oppenheimer International Growth Fund/VA Service Shares	10,095	(323)	9,772
Oppenheimer Main Street Small Cap Fund/VA Service Shares	4,872	(674)	4,198
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	61,671	(23,288)	38,383
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	3,699	(174)	3,525
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	16,373	(10,925)	5,448
Putnam VT Absolute Return 500 Fund Class IB	5,718	(30)	5,688
Putnam VT Global Health Care Fund Class IB	20,070	(21,517)	(1,447)
Putnam VT Growth & Income Fund Class IB	36	(345)	(309)
Putnam VT Income Fund Class IB	19,609	(2,834)	16,775
SIPT VP Market Plus Strategy Fund Class III	161	(1)	160
Templeton Foreign VIP Fund Class 4	13,447	(183)	13,264
Templeton Global Bond VIP Fund Class 2	23,802	(131,661)	(107,859)

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Templeton Global Bond VIP Fund Class 4	50,372	(7,383)	42,989
Templeton Growth VIP Fund Class 2	4,711	(26,200)	(21,489)
Transparent Value Directional Allocation VI Portfolio Class II	14	(6,842)	(6,828)
UIF Global Infrastructure Portfolio Class II	7,525	(664)	6,861
VanEck VIP Global Hard Assets Fund Class S Shares	3,897	(766)	3,131
Virtus Multi-Sector Fixed Income Series Class A	5,838	(699)	5,139

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	20,296	(34,287)	(13,991)
AB VPS Large Cap Growth Portfolio Class B	1,075	(4,333)	(3,258)
AB VPS Small/Mid Cap Value Portfolio Class B	33,003	(73,629)	(40,626)
Alps|Alerian Energy Infrastructure Portfolio Class III	13,265	(843)	12,422
Alps|Red Rocks Listed Private Equity Portfolio Class III	2,203	—	2,203
Alps|Stadion Tactical Defensive Portfolio Class III	1,889	(1)	1,888
Alps|Stadion Tactical Growth Portfolio Class III	1,321	—	1,321
American Funds Asset Allocation Fund Class 4	173,051	(9,949)	163,102
American Funds Blue Chip Income and Growth Fund Class 1	7,083	(626)	6,457
American Funds Blue Chip Income and Growth Fund Class 4	28,197	(92)	28,105
American Funds Bond Fund Class 1	318	(113)	205
American Funds Capital Income Builder Fund Class 1	2,093	—	2,093
American Funds Capital Income Builder Fund Class 4	73,427	(1,747)	71,680
American Funds Global Bond Fund Class 1	1,190	(32)	1,158
American Funds Global Growth Fund Class 2	62,735	(102,019)	(39,284)
American Funds Global Growth Fund Class 4	29,201	(202)	28,999
American Funds Global Growth and Income Fund Class 1	673	(40)	633
American Funds Global Small Capitalization Fund Class 1	180	—	180
American Funds Global Small Capitalization Fund Class 2	15,920	(71,920)	(56,000)
American Funds Global Small Capitalization Fund Class 4	18,736	(9)	18,727
American Funds Growth Fund Class 1	435	—	435
American Funds Growth Fund Class 2	32,780	(466,435)	(433,655)
American Funds Growth Fund Class 4	82,580	(2,077)	80,503
American Funds Growth-Income Fund Class 1	2,591	(202)	2,389
American Funds Growth-Income Fund Class 2	74,775	(464,659)	(389,884)
American Funds Growth-Income Fund Class 4	88,480	(1,595)	86,885
American Funds High-Income Bond Fund Class 1	499	—	499
American Funds International Fund Class 1	4,866	(322)	4,544
American Funds International Fund Class 2	50,071	(177,142)	(127,071)
American Funds International Fund Class 4	38,428	(1,552)	36,876
American Funds International Growth and Income Fund Class 1	489	—	489
American Funds Managed Risk Asset Allocation Fund Class P1	540	—	540
American Funds Managed Risk Asset Allocation Fund Class P2	290,549	(13,282)	277,267
American Funds Mortgage Fund Class 4	1,989	(1)	1,988
American Funds New World Fund Class 1	1,850	(183)	1,667
American Funds New World Fund Class 4	44,027	(12,056)	31,971
BlackRock Global Allocation V.I. Fund Class I	1,322	—	1,322
BlackRock Global Allocation V.I. Fund Class III	473,912	(493,737)	(19,825)
BlackRock iShares Alternative Strategies V.I. Fund Class III	671	—	671
Catalyst Dividend Capture VA Fund	19	(1,515)	(1,496)
ClearBridge Variable Aggressive Growth Portfolio Class II	10,101	(152)	9,949
ClearBridge Variable Mid Cap Portfolio Class II	125,174	(119,828)	5,346
Delaware VIP Diversified Income Series Standard Class	5,298	(468)	4,830
Delaware VIP Diversified Income Series Service Class	853,088	(636,259)	216,829
Delaware VIP Emerging Markets Series Service Class	125,562	(119,972)	5,590
Delaware VIP High Yield Series Standard Class	145	(6,934)	(6,789)
Delaware VIP High Yield Series Service Class	24,913	(138,458)	(113,545)
Delaware VIP Limited-Term Diversified Income Series Standard Class	157	(58)	99
Delaware VIP Limited-Term Diversified Income Series Service Class	353,393	(527,801)	(174,408)
Delaware VIP REIT Series Standard Class	205	(483)	(278)

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP REIT Series Service Class	84,329	(151,097)	(66,768)
Delaware VIP Small Cap Value Series Standard Class	53	(983)	(930)
Delaware VIP Small Cap Value Series Service Class	30,061	(108,992)	(78,931)
Delaware VIP Smid Cap Growth Series Standard Class	651	(1,083)	(432)
Delaware VIP Smid Cap Growth Series Service Class	77,018	(92,007)	(14,989)
Delaware VIP U.S. Growth Series Service Class	78,526	(69,664)	8,862
Delaware VIP Value Series Standard Class	86	(787)	(701)
Delaware VIP Value Series Service Class	72,931	(107,585)	(34,654)
Deutsche Alternative Asset Allocation VIP Portfolio Class A	1,191	(3)	1,188
Deutsche Alternative Asset Allocation VIP Portfolio Class B	85,177	(45,753)	39,424
Deutsche Equity 500 Index VIP Portfolio Class A	287	(9,161)	(8,874)
Deutsche Small Cap Index VIP Portfolio Class A	15	(1,765)	(1,750)
Eaton Vance VT Floating-Rate Income Fund Initial Class	35,846	(1,036)	34,810
Fidelity VIP Contrafund Portfolio Service Class 2	184,622	(244,000)	(59,378)
Fidelity VIP Growth Portfolio Initial Class	—	(216)	(216)
Fidelity VIP Growth Portfolio Service Class 2	138,949	(225,162)	(86,213)
Fidelity VIP Mid Cap Portfolio Service Class 2	125,703	(229,111)	(103,408)
Fidelity VIP Strategic Income Portfolio Service Class 2	9,440	(66)	9,374
First Trust Multi Income Allocation Portfolio Class I	6,175	(1)	6,174
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	37,054	(186)	36,868
Franklin Founding Funds Allocation VIP Fund Class 4	23,550	—	23,550
Franklin Income VIP Fund Class 2	342,107	(325,528)	16,579
Franklin Income VIP Fund Class 4	101,571	(71,194)	30,377
Franklin Mutual Shares VIP Fund Class 2	71,449	(179,142)	(107,693)
Franklin Mutual Shares VIP Fund Class 4	57,183	(15,335)	41,848
Franklin Rising Dividends VIP Fund Class 4	27,554	(401)	27,153
Franklin Small Cap Value VIP Fund Class 4	4,941	(75)	4,866
Franklin Small-Mid Cap Growth VIP Fund Class 4	9,160	(34)	9,126
Goldman Sachs VIT Large Cap Value Fund Service Shares	4,443	(6,288)	(1,845)
Goldman Sachs VIT Government Money Market Fund Service Shares	104,402	(127,390)	(22,988)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	6,015	(502)	5,513
Goldman Sachs VIT Strategic Income Fund Advisor Shares	3,531	(44)	3,487
Guggenheim Long Short Equity Fund	9,232	(602)	8,630
Guggenheim Multi-Hedge Strategies Fund	6,801	(503)	6,298
Hartford Capital Appreciation HLS Fund Class IC	16,688	(195)	16,493
Invesco V.I. American Franchise Fund Series I	1	(3,641)	(3,640)
Invesco V.I. American Franchise Fund Series II	4	(82)	(78)
Invesco V.I. Balanced-Risk Allocation Fund Series II	20,433	(672)	19,761
Invesco V.I. Comstock Fund Series II	4,492	(3)	4,489
Invesco V.I. Core Equity Fund Series I	616	(2,519)	(1,903)
Invesco V.I. Core Equity Fund Series II	—	(46)	(46)
Invesco V.I. Diversified Dividend Fund Series II	10,008	(78)	9,930
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	54,016	(11)	54,005
Invesco V.I. Equity and Income Fund Series II	43,552	—	43,552
Invesco V.I. International Growth Fund Series I	436	(750)	(314)
Invesco V.I. International Growth Fund Series II	66,747	(12,521)	54,226
Ivy VIP Asset Strategy Portfolio	23,430	(817)	22,613
Ivy VIP Energy Portfolio	1,434	—	1,434
Ivy VIP High Income Portfolio	18,094	(1,008)	17,086
Ivy VIP Micro Cap Growth Portfolio	159	(18)	141
Ivy VIP Mid Cap Growth Portfolio	12,346	(26)	12,320
Ivy VIP Science and Technology Portfolio	12,180	(73)	12,107
Janus Aspen Balanced Portfolio Service Shares	59	(6,939)	(6,880)
Janus Aspen Enterprise Portfolio Service Shares	2,193	(3,523)	(1,330)
Janus Aspen Global Research Portfolio Service Shares	212	(17)	195
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	7,506	(3,981)	3,525
JPMorgan Insurance Trust Income Builder Portfolio Class 2	150	—	150
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	15,469	(524)	14,945
Lord Abbett Bond Debenture Portfolio Class VC	16,206	(783)	15,423
Lord Abbett Developing Growth Portfolio Class VC	8,387	(107)	8,280
Lord Abbett Fundamental Equity Portfolio Class VC	32	(139)	(107)
Lord Abbett Short Duration Income Portfolio Class VC	29,458	(472)	28,986

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP American Balanced Allocation Fund Standard Class	513	—	513
LVIP American Balanced Allocation Fund Service Class	142,650	(35,670)	106,980
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	918,753	(236,129)	682,624
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	562	—	562
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	187,079	(3,353)	183,726
LVIP American Global Growth Allocation Managed Risk Fund Service Class	789,997	(97,228)	692,769
LVIP American Global Growth Fund Service Class II	115,548	(65,150)	50,398
LVIP American Global Small Capitalization Fund Service Class II	21,779	(35,331)	(13,552)
LVIP American Growth Allocation Fund Service Class	19,456	(36)	19,420
LVIP American Growth Fund Service Class II	128,358	(95,851)	32,507
LVIP American Growth-Income Fund Service Class II	102,308	(68,114)	34,194
LVIP American Income Allocation Fund Standard Class	4,901	(28)	4,873
LVIP American International Fund Service Class II	113,578	(69,432)	44,146
LVIP American Preservation Fund Service Class	6,784	(260)	6,524
LVIP AQR Enhanced Global Strategies Fund Service Class	3,398	—	3,398
LVIP Baron Growth Opportunities Fund Service Class	67,377	(105,876)	(38,499)
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	1,126,484	(255,374)	871,110
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	143	—	143
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	793,686	(159,368)	634,318
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	2,654,633	(449,144)	2,205,489
LVIP BlackRock Inflation Protected Bond Fund Standard Class	2,742	—	2,742
LVIP BlackRock Inflation Protected Bond Fund Service Class	691,276	(647,725)	43,551
LVIP BlackRock Multi-Asset Income Fund Service Class	28,616	(15,713)	12,903
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	257,471	(16,492)	240,979
LVIP Blended Core Equity Managed Volatility Fund Standard Class	427	(22)	405
LVIP Blended Core Equity Managed Volatility Fund Service Class	585,274	(67,328)	517,946
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	109	(804)	(695)
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	848,246	(91,348)	756,898
LVIP Blended Mid Cap Managed Volatility Fund Service Class	682,744	(267,095)	415,649
LVIP Clarion Global Real Estate Fund Service Class	160,656	(168,738)	(8,082)
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	448,159	(16,524)	431,635
LVIP Delaware Bond Fund Standard Class	14,337	(43,573)	(29,236)
LVIP Delaware Bond Fund Service Class	2,362,560	(426,408)	1,936,152
LVIP Delaware Diversified Floating Rate Fund Standard Class	2,553	—	2,553
LVIP Delaware Diversified Floating Rate Fund Service Class	738,644	(692,702)	45,942
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	2	(7,656)	(7,654)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	466	(17,223)	(16,757)
LVIP Delaware Social Awareness Fund Standard Class	1,710	(2,402)	(692)
LVIP Delaware Social Awareness Fund Service Class	31,710	(33,979)	(2,269)
LVIP Delaware Special Opportunities Fund Service Class	24,058	(58,270)	(34,212)
LVIP Dimensional International Equity Managed Volatility Fund Service Class	533,003	(386,565)	146,438
LVIP Dimensional International Core Equity Fund Service Class	20,178	(4,266)	15,912
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	33,970	(32,418)	1,552
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	44,228	(23,705)	20,523
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	711,359	(217,447)	493,912
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	411	(32)	379
LVIP Dimensional/Vanguard Total Bond Fund Service Class	897,361	(369,645)	527,716
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	2,066,928	(546,946)	1,519,982
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	1,063	—	1,063
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	1,267	—	1,267
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	1,053,499	(154,037)	899,462
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	—	(732)	(732)
LVIP Global Conservative Allocation Managed Risk Fund Service Class	1,103,842	(763,909)	339,933
LVIP Global Growth Allocation Managed Risk Fund Standard Class	406	—	406
LVIP Global Growth Allocation Managed Risk Fund Service Class	5,020,360	(1,384,197)	3,636,163
LVIP Global Income Fund Service Class	594,036	(407,776)	186,260
LVIP Global Moderate Allocation Managed Risk Fund Service Class	5,202,810	(1,251,115)	3,951,695
LVIP Government Money Market Fund Standard Class	17,960	(125,779)	(107,819)
LVIP Government Money Market Fund Service Class	816,897	(815,869)	1,028
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	760,192	(32,835)	727,357
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	449	(14)	435
LVIP Invesco Select Equity Managed Volatility Fund Service Class	447,767	(356,392)	91,375

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP JPMorgan High Yield Fund Service Class	144,030	(165,799)	(21,769)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	471	—	471
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	965,751	(261,336)	704,415
LVIP Managed Risk Profile 2010 Fund Service Class	22	(11,379)	(11,357)
LVIP Managed Risk Profile 2020 Fund Service Class	72	(2,730)	(2,658)
LVIP Managed Risk Profile 2030 Fund Service Class	—	(171)	(171)
LVIP Managed Risk Profile 2040 Fund Service Class	2,276	(61)	2,215
LVIP MFS International Growth Fund Service Class	173,494	(108,347)	65,147
LVIP MFS International Equity Managed Volatility Fund Service Class	780,332	(104,514)	675,818
LVIP MFS Value Fund Service Class	167,164	(203,197)	(36,033)
LVIP Mondrian International Value Fund Standard Class	1,667	(9,953)	(8,286)
LVIP Mondrian International Value Fund Service Class	90,868	(102,250)	(11,382)
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	152,770	(22,104)	130,666
LVIP PIMCO Low Duration Bond Fund Standard Class	99	—	99
LVIP PIMCO Low Duration Bond Fund Service Class	1,594,318	(212,199)	1,382,119
LVIP Select Core Equity Managed Volatility Fund Standard Class	381	(12)	369
LVIP Select Core Equity Managed Volatility Fund Service Class	1,337,600	(175,616)	1,161,984
LVIP SSGA Bond Index Fund Standard Class	8,428	(1,172)	7,256
LVIP SSGA Bond Index Fund Service Class	548,251	(479,081)	69,170
LVIP SSGA Conservative Index Allocation Fund Service Class	116,204	(71,684)	44,520
LVIP SSGA Conservative Structured Allocation Fund Service Class	93,723	(341,290)	(247,567)
LVIP SSGA Developed International 150 Fund Service Class	158,962	(100,245)	58,717
LVIP SSGA Emerging Markets 100 Fund Standard Class	824	—	824
LVIP SSGA Emerging Markets 100 Fund Service Class	129,347	(101,604)	27,743
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	1,175,903	(605,017)	570,886
LVIP SSGA International Index Fund Service Class	135,370	(202,244)	(66,874)
LVIP SSGA International Managed Volatility Fund Service Class	466,007	(58,710)	407,297
LVIP SSGA Large Cap 100 Fund Service Class	184,663	(209,367)	(24,704)
LVIP SSGA Large Cap Managed Volatility Fund Service Class	884,830	(164,893)	719,937
LVIP SSGA Moderate Index Allocation Fund Service Class	415,392	(154,606)	260,786
LVIP SSGA Moderate Structured Allocation Fund Service Class	434,048	(533,069)	(99,021)
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	307,301	(244,730)	62,571
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	160,670	(330,589)	(169,919)
LVIP SSGA S&P 500 Index Fund Standard Class	1,468	(16,563)	(15,095)
LVIP SSGA S&P 500 Index Fund Service Class	435,066	(378,819)	56,247
LVIP SSGA Small-Cap Index Fund Standard Class	39	—	39
LVIP SSGA Small-Cap Index Fund Service Class	110,994	(143,456)	(32,462)
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	488	—	488
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	957,352	(116,680)	840,672
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	943	(92)	851
LVIP SSGA Small-Mid Cap 200 Fund Service Class	49,393	(36,148)	13,245
LVIP T. Rowe Price Growth Stock Fund Service Class	213,621	(137,490)	76,131
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	2,803	(1,191)	1,612
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	52,974	(48,560)	4,414
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	1,640,618	(35,018)	1,605,600
LVIP Vanguard Domestic Equity ETF Fund Standard Class	125	—	125
LVIP Vanguard Domestic Equity ETF Fund Service Class	127,870	(102,587)	25,283
LVIP Vanguard International Equity ETF Fund Service Class	225,832	(134,505)	91,327
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	514,063	(20,719)	493,344
LVIP Wellington Capital Growth Fund Service Class	80,194	(29,748)	50,446
LVIP Wellington Mid-Cap Value Fund Service Class	57,169	(103,532)	(46,363)
MFS VIT Core Equity Series Service Class	—	(2,454)	(2,454)
MFS VIT Growth Series Initial Class	1	(3,828)	(3,827)
MFS VIT Growth Series Service Class	31,967	(20,901)	11,066
MFS VIT Total Return Series Initial Class	—	(3,488)	(3,488)
MFS VIT Utilities Series Initial Class	180	(1,606)	(1,426)
MFS VIT Utilities Series Service Class	61,753	(93,342)	(31,589)
MFS VIT II Core Equity Portfolio Service Class	4,374	(869)	3,505
MFS VIT II International Value Series Service Class	50,147	(1,294)	48,853
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	4,333	(26,165)	(21,832)
Oppenheimer Global Fund/VA Service Shares	330	(2,143)	(1,813)
Oppenheimer International Growth Fund/VA Service Shares	13,896	(350)	13,546

Lincoln New York Account N for Variable Annuities

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Oppenheimer Main Street Small Cap Fund/VA Service Shares	3,574	(91)	3,483
PIMCO VIT All Asset All Authority Portfolio Advisor Class	8,968	(6,858)	2,110
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	128,149	(71,008)	57,141
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	2,030	(7,596)	(5,566)
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	34,754	(1,152)	33,602
Putnam VT Absolute Return 500 Fund Class IB	1,027	—	1,027
Putnam VT Global Health Care Fund Class IB	17,737	(644)	17,093
Putnam VT Growth & Income Fund Class IB	36	(392)	(356)
Putnam VT Income Fund Class IB	11,907	(785)	11,122
Templeton Foreign VIP Fund Class 4	359	(145)	214
Templeton Global Bond VIP Fund Class 2	68,620	(120,302)	(51,682)
Templeton Global Bond VIP Fund Class 4	38,824	(2,580)	36,244
Templeton Growth VIP Fund Class 2	6,429	(23,527)	(17,098)
Transparent Value Directional Allocation VI Portfolio Class II	6,543	(112)	6,431
UIF Global Infrastructure Portfolio Class II	5,294	(58)	5,236
VanEck VIP Global Hard Assets Fund Class S Shares	3,190	(113)	3,077
Virtus Equity Trend Series Class A	731	(1,030)	(299)
Virtus Multi-Sector Fixed Income Series Class A	13,014	(1,060)	11,954

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of Lincoln New York Account N for Variable Annuities

We have audited the accompanying statements of assets and liabilities of Lincoln New York Account N for Variable Annuities ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for a portion of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln New York Account N for Variable Annuities at December 31, 2016, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 7, 2017

Lincoln New York Account N for Variable Annuities
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2016
Statement of Operations - Year ended December 31, 2016
Statements of Changes in Net Assets - Years ended December 31, 2016 and 2015
Notes to Financial Statements - December 31, 2016
Report of Independent Registered Public Accounting Firm
3. Part B
The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:
Balance Sheets - Years ended December 31, 2016 and 2015
Statements of Comprehensive Income (Loss) - Years ended December 31, 2016, 2015 and 2014
Statements of Stockholder’s Equity - Years ended December 31, 2016, 2015 and 2014
Statements of Cash Flows - Years ended December 31, 2016, 2015 and 2014
Notes to Financial Statements - December 31, 2016
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1)(a) Resolution of Board of Directors and Memorandum authorizing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.
(b) Amendment to that Certain Memorandum incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.
(2) Not Applicable.
(3)(a) Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.
(b) Broker-Dealer Selling Group Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-170897) filed on April 8, 2011.
(4)(a) Annuity Contract (30070-A-NY 5-14) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 15, 2007.
(b) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(c) Guarantee of Principal Death Benefit Rider (32148 9/16 NY) incorporated herein by reference to Pre-Effective Amendment No. 2 (File No. 333-214111) filed on December 28, 2016.
(d) Highest Anniversary Death Benefit Rider (AR-593 NY) incorporated herein by reference to Pre-Effective Amendment No. 2 (File No. 333-214111) filed on December 28, 2016.
(e) Variable Annuity Living Benefit Rider (LINC 2.0) (AR-529 PF (3-13) NY) incorporated herein by reference to Pre-Effective Amendment No. 2 (File No. 333-214111) filed on December 28, 2016.

(f) Variable Annuity Living Benefits Rider (Market Select Advantage) (AR-529 OA (3/13) NY) incorporated herein by reference to Pre-Effective Amendment No. 2 (File No. 333-214111) filed on December 28, 2016.
(g) Variable Annuity Payment Option Rider (i4LA-NQ 8/10 NY Rev 09-02) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.
(h) Variable Annuity Payment Option Rider (i4LA-Q 8/10 NY Rev 09-02) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.
(i) Guaranteed Income Benefit Rider (AR-528 PF (3-13) NY) incorporated herein by reference to Pre-Effective Amendment No. 2 (File No. 333-214111) filed on December 28, 2016.
(j) Guaranteed Income Later Rider (4LATER Select Advantage) (AR-547 (3-12)) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-181612) filed on May 23, 2012.
(5) ChoicePlus Advisory Application (ANF11575NY-CPADV 11/16) incorporated herein by reference to Pre-Effective Amendment No. 2 (File No. 333-214111) filed on December 28, 2016.
(6) Amended and Restated By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-175691) filed on July 21, 2011.
(7)(a) Automatic Indemnity Reinsurance Agreement dated December 31, 2007, Amended and Restated as of January 1, 2010 between Lincoln Life & Annuity Company of New York and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141758) filed on April 7, 2010.
(b) Novation Agreement effective as of January 1, 2010 by and among Lincoln National Reinsurance Company (Barbados) Limited, Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141758) filed on April 7, 2010.
(i) Amendments to Novation Agreement incorporated herein by reference to Post-Effective Amendment No. 21 (File 333-145531) filed on November 5, 2013.
(8)(a) Accounting and Financial Services Administration Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:
(i) AIM (Invesco) Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.
(ii) AllianceBernstein Variable Products Series Funds incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(iii) American Century incorporated herein by reference to Post-Effective Amendment No. 22 on Form N-6 (File No. 333-155333) filed on April 3, 2017.
(iv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.
(v) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(vi) Deutsche Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(vii) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(viii) First Trust Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-193276) filed on April 15, 2016.
(ix) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(x) JPMorgan Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 22 on Form N-6 (File No. 333-155333) filed on April 3, 2017.
(xi) Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, and Legg Mason Partners Fund Advisor, LLC incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(xii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 20 on Form N-6 (File No. 333-155333) filed on April 1, 2016.

(xiii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(xiv) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 22 on Form N-6 (File No. 333-155333) filed on April 3, 2017.
(xv) ALPS Variable Investment Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-193276) filed on April 29, 2015; amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-193276) filed on April 15, 2016.
(c) Rule 22c-2 Agreements between Lincoln Life & Annuity Company of New York and:
(i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008
(ii) BlackRock Variable Series Fund, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.
(iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-145531) filed on March 30, 2012.
(iv) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(v) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149449) filed on November 26, 2008.
(vi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149449) filed on November 26, 2008.
(vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(viii) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ix) ALPS Variable Investment Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-193276) filed on April 29, 2015
(9) Opinion and Consent of Scott C. Durocher, Senior Counsel, Lincoln Life & Annuity Company of New York, as to legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 2 (File No. 333-214111) filed on December 28, 2016.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 42 (File No. 333-138190) filed on February 22, 2017.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln New York Account N for Variable Annuities as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Name	Positions and Offices with Depositor
Ellen Cooper**	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**	President and Director
George W. Henderson, III Granville Capital 300 N. Greene Street Greensboro, NC 27401	Director
Christine Janofsky**	Senior Vice President, Chief Accounting Officer and Controller
Mark E. Konen 4901 Avenue G Austin, TX 78751	Director
M. Leanne Lachman 870 United Nations, Plaza, #19-E New York, NY 10017	Director
Louis G. Marcoccia Senior Vice President Syracuse University Crouse-Hinds Hall, Suite 620 900 S. Crouse Ave. Syracuse, NY 13244	Director
Patrick S. Pittard 20 Cates Ridge Atlanta, GA 30327	Director
Robert O. Sheppard*	Assistant Vice President, General Counsel and Secretary
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202
**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 28, 2017 there were 20,175 contract owners under Account N.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.
Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company (“Lincoln Life”), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258, to provide accounting services for the VAA.
Item 31. Management Services
Not Applicable.

Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.
(d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.
SIGNATURES
(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 12th day of April, 2017.
Lincoln New York Account N for Variable Annuities (Registrant) Lincoln ChoicePlusSM Advisory
By:	/s/Kimberly A. Genovese Kimberly A. Genovese Assistant Vice President, Lincoln Life & Annuity Company of New York (Title)
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (Depositor)
By:	/s/Stephen R. Turer Stephen R. Turer Senior Vice President, Lincoln Life & Annuity Company of New York (Title)
(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 12, 2017.

Signature	Title
* Dennis R. Glass	President (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* George W. Henderson, III	Director
* Mark E. Konen	Director
* M. Leanne Lachman	Director
* Louis G. Marcoccia	Director
* Patrick S. Pittard	Director
*By: /s/ Kimberly A. Genovese Kimberly A. Genovese	Pursuant to a Power of Attorney
B-7